UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number     811-06312

The Lazard Funds, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices)     (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 632-6000

Date of fiscal year end:     12/31

Date of reporting period:   6/30/13

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Funds
Semi-Annual Report
June 30, 2013

US Equity	Emerging Markets
Lazard US Equity Concentrated Portfolio	Lazard Emerging Markets Equity Portfolio
Lazard US Strategic Equity Portfolio	Lazard Developing Markets Equity Portfolio
Lazard US Mid Cap Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio
Lazard US Small-Mid Cap Equity Portfolio	Lazard Emerging Markets Multi-Strategy Portfolio
Lazard Emerging Markets Debt Portfolio
Global Equity	Lazard Explorer Total Return Portfolio
Lazard Global Listed Infrastructure Portfolio
International Equity	Real Estate Lazard US Realty Income Portfolio
Lazard International Equity Portfolio	Lazard US Realty Equity Portfolio
Lazard International Equity Select Portfolio	Lazard International Realty Equity Portfolio
Lazard International Strategic Equity Portfolio
Lazard International Small Cap Equity Portfolio	US Fixed Income
Lazard US Short Duration Fixed Income Portfolio
Lazard US Corporate Income Portfolio

Global Fixed Income
Lazard Global Fixed Income Portfolio

Tactical Asset Allocation
Lazard Capital Allocator Opportunistic Strategies Portfolio

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
16	Performance Overviews
37	Information About Your Portfolio’s Expenses
41	Portfolio Holdings Presented by Sector
43	Portfolio Holdings Presented by Region and Credit Rating
44	Portfolios of Investments
44	Lazard US Equity Concentrated Portfolio
45	Lazard US Strategic Equity Portfolio
47	Lazard US Mid Cap Equity Portfolio
49	Lazard US Small-Mid Cap Equity Portfolio
51	Lazard Global Listed Infrastructure Portfolio
53	Lazard International Equity Portfolio
55	Lazard International Equity Select Portfolio
57	Lazard International Strategic Equity Portfolio
59	Lazard International Small Cap Equity Portfolio
61	Lazard Emerging Markets Equity Portfolio
63	Lazard Developing Markets Equity Portfolio
65	Lazard Emerging Markets Equity Blend Portfolio
68	Lazard Emerging Markets Multi-Strategy Portfolio
81	Lazard Emerging Markets Debt Portfolio
90	Lazard US Realty Income Portfolio
92	Lazard US Realty Equity Portfolio
93	Lazard International Realty Equity Portfolio
95	Lazard US Short Duration Fixed Income Portfolio
97	Lazard US Corporate Income Portfolio
102	Lazard Global Fixed Income Portfolio
107	Lazard Capital Allocator Opportunistic Strategies Portfolio
108	Notes to Portfolios of Investments
112	Statements of Assets and Liabilities
120	Statements of Operations
128	Statements of Changes in Net Assets
137	Financial Highlights
158	Notes to Financial Statements
177	Proxy Voting Results
178	Board of Directors and Officers Information
180	Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Semi-Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

Global equities rose in the first half of 2013, with gains in North America and Asia offsetting steep emerging-market equity declines. Elsewhere, European and Middle Eastern countries recorded more muted performance. Fixed-income markets were volatile during the period. Despite strong performance at the start of the year, political headlines and the Cyprus banking crisis negatively affected sentiment. Investors were encouraged by progress in the euro zone and stronger US economic data. However, comments from the US Federal Reserve (the Fed) Chairman Ben Bernanke regarding the “tapering” of liquidity measures caused a sharp sell-off in the emerging markets—particularly for emerging-market currencies. As a result, emerging-market equities underperformed their developed-market counterparts by a considerable margin during the first half of the year.

At Lazard Asset Management, we remain focused on fundamental, active management, particularly during these challenging financial times. Corporate profitability and cash generation remain robust, and valuations remain attractive by historical standards.

We believe that financial markets offer attractive opportunities, and that we possess and continually cultivate the skills, knowledge, and experience to take advantage of these opportunities. We are committed to leveraging our strengths to help you, a valued shareholder in Lazard Funds, achieve your financial goals.

We appreciate your continued confidence in our management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

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The Lazard Funds, Inc. Investment Overviews

US Equities

The market rallied over the last six months as gathering momentum of the US recovery was evident on several fronts. Housing prices continued to rebound, household assets and net worth reached new record highs, and federal fiscal deficits declined. However, toward the end of May the market grew increasingly volatile amid uncertainty over US monetary policy. US Treasury yields rose and equity markets declined globally after the Fed Chairman Ben Bernanke suggested late in the second quarter that the Fed may start to scale back on its bond purchases, focusing investors on the fact that the exceptionally loose monetary policy created by the financial crisis must inevitably end.

International Equities

International markets rose during the first half of 2013 propelled by positive macroeconomic developments. In Europe, some financial institutions repaid a larger-than-expected €137 billion of central bank loans two years early, and Greece received another round of financial aid. In June, some European governments announced more balanced approaches between austerity and stimulus, for further efforts to improve the slow-growth environment. In Japan, the Bank of Japan (BoJ) announced a two percent inflation target, and committed to unlimited monetary easing, through an asset purchase program, until that target is met.

Investors also faced some headwinds. In the United States, continued encouraging data from the economy, led by housing, prompted the Fed Chairman to announce that the bank might reduce its monthly bond buying later in 2013, which resulted in rising US bond yields. Japanese markets rose into May before pulling back significantly amid concerns over the effectiveness of the government’s stimulus and restructuring programs. In emerging markets, China’s economy showed weakness suggesting the recent growth model is reaching its limits, which also pressured commodity prices. In addition, a cash shortage in China’s interbank lending market caused shares to decline in June.

Market leadership was mixed as consumer discretionary and health care performed well, while materials and utilities lagged, and emerging markets underperformed developed markets. Within currency markets, the US dollar appreciated relative to most currencies.

Emerging Markets Equities and Debt

Faced with a tacit confirmation by the Fed that quantitative easing would be increasingly tapered and short-term interest rates would be allowed to rise, shares and currencies in emerging markets significantly declined in the first six months of 2013. As the US economy performed better than expected, perceived risk in European markets declined and worries about Chinese shadow banking and a potential global commodity collapse ensued. Subsequently, emerging markets equities underperformed their counterparts in industrialized markets by a considerable margin. Commodities and economically-sensitive industries were especially weak as investors were concerned about the sustainability of Chinese, and therefore global, economic activity. The Morgan Stanley Capital International (MSCI®) Emerging Markets Index (the “EM Index”) declined by approximately 9.6% over the six-month period, in US dollar terms, as shares in Asia lost considerably less ground than those in eastern Europe and, especially, in Latin America.

Although there have been market concerns about a slowdown in Chinese economic activity, local equities were helped by a relatively stable currency and only slightly underperformed the broad EM Index. Stocks in countries with more openly-traded currencies, such as South Korea, were more negatively affected. On the other hand, Malaysian equities continued to perform relatively well as the economy continued its impressive growth. Pakistani shares rose sharply following the successful general election of the pro-business Pakistan Muslim League party.

Major Latin American markets markedly weakened over the six-month period. Within the region, Argentinean shares performed best, helped by relatively stable crude oil prices. The decline in Mexican equities was moderated by the trade relationship between Mexico and the United States in terms of its effect on the peso. Peruvian equities were the poorest performing in the region, as commodity prices fell. Brazilian equities were pressured by weak performance in mining and oil shares as well as widespread demonstrations over the rising cost of public services and their poor quality.

Shares across most of eastern Europe, the Middle East, and Africa registered poor returns. Share prices fell in both Poland and the Czech Republic as economic prospects appeared lackluster. Russian shares were weighed down by lower crude oil prices, lower dividend guidance by Gazprom,

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and uncertainty surrounding governance issues between Rosneft and TNK-BP minority shareholders. Markets were weak in Turkey and Egypt, undermined by large demonstrations against their respective governments. A bright spot was Hungary, where previously depressed shares rallied.

With respect to emerging markets debt, the first half of the year was characterized by significant volatility. The strong rally at the beginning of the year was amplified by the Japanese government’s announcement of unprecedented stimulus. However, the most important development for global markets was the Fed Chairman’s May testimony, in which he set a timetable for the “tapering” of quantitative easing, which is expected to begin in September. The prospect of tighter global liquidity, along with a slowdown in China, led to a sharp sell-off across emerging-market asset classes. US dollar-denominated debt, as represented by the JPMorgan Emerging Market Bond Index (“EMBI”) Global Diversified® Index, declined by 7.77% in the six-month period ended June 30, 2013. Performance was driven by spread widening and the US Treasury sell-off, both of which affected credits across the high-yield and the investment-grade spaces. The JPMorgan Government Bond Index – Emerging Markets (“GBI-EM”) Global Diversified® Index declined 7.15% over the period, with higher volatility largely as a result of a rise in yields and a broad-based sell-off in emerging-market currencies, particularly in countries that have relied on portfolio inflows to fund their external imbalances.

Real Estate Securities

The global listed property market continues to perform well in an environment of modestly improving economies, shifting monetary policies, and less predictable political influences. We see an environment where global property is likely to continue to perform well given positive rental growth, attractive spreads to real bonds, and limited supply growth. Predictable earnings growth and accretive growth opportunities in an environment where we believe are likely to see more volatile equity and debt markets should be favorable.

With GDP and rent growth expectations amongst the global leaders, we expect positive alpha generation in the healthier economies and property markets of China, Hong Kong, Latin America, and the United States. Of note, we continue to believe Chinese property companies remain undervalued relative to global peers, and that the potential pressures from volume activity and new supply have been alleviated.

Meanwhile, in the United States, we believe it is likely that the environment for the remainder of 2013 will be similar to that of the last few quarters, but more subdued due to slower asset-level price growth, a modest increase in new supply, and some uncertainty over the near-term direction of interest rate movements.

US Short Duration Fixed Income

Interest rates were quite volatile during the second quarter of 2013. The US 10-year Treasury yield fell from 1.82% (around the middle of its recent trading range) down to 1.65% in the thick of the Cyprus banking crisis. Rates backed up towards the 1.90% level and then began to rise sharply following Fed Chairman Ben Bernanke’s May 22 testimony, which indicated that the Fed could begin to taper quantitative easing based on the pace of economic growth. With this move in late May, rates seem to have broken through the prior range. The anticipation of the Fed tapering its quantitative easing programs has likely established a new plateau for yields, as they continue to move up toward levels consistent with underlying economic activity.

In the second quarter of 2013, the municipal market posted the worst quarterly performance since the fourth quarter of 2010, and is solidly negative year to date through June 30, 2013. Mutual fund flows turned sharply negative in June. According to Lipper, municipal bond fund outflows for the week ending June 26, 2013 were the largest on record. One of the main catalysts for this activity was the potential reduction of quantitative easing by the Fed. The sharp backup in interest rates, and the outflows that followed, exposed the inability of the municipal market to maintain reasonable liquidity brought about by rapid and significant selling pressure. Conservative dealer balance sheets, combined with a challenging hedging environment, have translated into substantial volatility in prices.

Despite these negatives, there are some positive supporting factors for the sector. New-issue supply continues to be manageable due to more conservative fiscal practices. As of the end of May, supply was running approximately 1.4% lower than the comparable period in 2012. In addition, the municipal market has historically performed well in July due to seasonal reinvestment flows, with a few exceptions. Finally, AAA-rated municipals offer an attractive after-tax yield versus US Treasuries.

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US Corporate Fixed Income

For the first half of 2013, the US high yield market posted modestly positive returns, outperforming most fixed income sectors. Lower-quality and distressed credits materially outperformed in the first half of 2013, as yield-hungry investors pushed up demand and pricing. The market volatility suffered in June this year did not dampen the returns of these sectors.

High yield market spreads, as measured by the Bank of America Merrill Lynch High Yield Master II® Index (the “High Yield Index”), tightened by about 13 basis points (bps) during the first half, to 521 bps. The continued rally in distressed securities led to the spread tightening, even though market yields were rising. Intermediate Treasury yields increased about 74 bps providing a yield of approximately 2.4%. The High Yield Index has a current yield of approximately 7.4%, or 500 bps above intermediate Treasury yields. High-yield market flows reversed in the second quarter as investors withdrew approximately $11 billion from high yield mutual funds and exchange-traded funds (ETFs). Net ETF and mutual fund outflows year to date totaled $10.1 billion. New high yield bond issuance in the US market was $99 billion in the second quarter, pushing year-to-date issuance to $220 billion. The Moody’s trailing 12-month issuer default rate was 2.9% at the end of June, compared to 3.2% at year end.

Global Fixed Income

Overall for the first half of 2013, global fixed income markets posted modestly negative returns due to generally higher yields, wider credit spreads, and weaker currencies (versus the US dollar). Investors began the year in a relatively upbeat and complacent mood, shrugging off negative implications from the hastily-crafted US “fiscal cliff” agreement. Bond yields initially rose in many countries around the world given the positive risk sentiment, but rates shifted lower during the remainder of the first quarter as investors digested new market catalysts, including the US sequester, Italian political theatrics, and the Cypriot banking crisis. Credit behavior was mixed during the first quarter and valuations in certain sectors appeared to be at a crossroads; but appetite for higher yields was prevalent. Lower-quality (high yield) securities generally outperformed investment-grade issues by a considerable margin. The US dollar strengthened against many currencies during the first quarter of the year based on currently favorable growth differentials, especially compared to Japan and the euro zone (as well as certain emerging markets). Cross-related consolidation also affected various currencies. The persistence of capital inflows is bringing a new round of “currency wars” with authorities in select export-oriented countries showing less tolerance for currency appreciation.

Volatility prevailed throughout the second quarter of 2013, as global bonds (and higher-risk assets) initially rallied during April in response to the BoJ’s “shock and awe” quantitative easing policy, however, a reversal in sentiment and market movements ensued in May and June, as Ben Bernanke’s clarification on tapering the Fed’s quantitative easing program unsettled investors. The yield on the US 10-year maturity bond ranged from a low of 1.62% on May 1 to a high of 2.66% on June 24. Yields for many non-US markets rose more dramatically, as flows and technical factors overwhelmed fundamentals for many of these countries. The magnitude of yield movements for core markets such as Germany, Canada, and Australia were similar to those in the United States, but the more “crowded” positioning in Italy, Ireland, Indonesia, and other emerging-market countries led to greatly exaggerated yield movements in those countries. Growth and inflation trends – especially outside of the United States – certainly do not warrant these movements, and run counter to monetary policy easing in many countries.

Most credit sectors mirrored the rise in rates, and spread widening for certain bonds exacerbated these moves. During June, corporate bonds and other sectors such as sovereign external debt underperformed as they were more susceptible to position adjustments, especially outflows from ETFs and mutual funds. One historical parallel to June’s events was the spread widening in certain sectors in early 2004, which coincided with a large-scale US Treasury sell-off in anticipation of the Fed embarking on a tightening cycle, as it eventually did in the middle of that year. In that episode, spreads began to rally back as soon as it was clear to the market that US Treasury yields had settled at a new, higher level. The majority of our spread product is positioned in short to intermediate maturities around the world, which provided some insulation against higher rates in longer maturities.

Currencies were mixed during the period, but the “risk-off” meltdown toward the end of the quarter was a catalyst for a stronger US dollar. High beta emerging-market currencies were hard hit due to the extraordinary equity and bond flows.

Semi-Annual Report  5

We have maintained a more defensive posture for our currency exposure in recent months, which has protected returns. Given the overshoot in certain currencies, we plan to look for opportunities to re-establish exposure. Recent market volatility, along with uneven growth and interest rate cycles, present opportunities to add value through country allocations, local yield curve positioning, security selection, and currency exposure. We believe it is healthy to see some consolidation in over-extended areas of the market, and we will look for opportunities to take advantage of these movements.

Lazard US Equity Concentrated Portfolio

For the six months ended June 30, 2013, the Lazard US Equity Concentrated Portfolio’s Institutional Shares posted a total return of 14.01%, while Open Shares posted a total return of 13.83%, as compared with the 13.82% return for the S&P 500® Index.

Stock selection in the information technology sector contributed to performance. The Portfolio was helped by an underweight position in Apple, as the stock fell due to uncertainty surrounding gross margin trajectory and iPhone demand. An overweight position in the health care sector also helped returns. Shares of medical device maker CareFusion rose as investors were encouraged by the prospect that the company might seek to further deploy capital in the form of accretive acquisitions, including speculation that it would purchase Smiths Medical. CareFusion also reported strong earnings, driven by gross margin expansion.

In contrast, stock selection and an underweight position in the financials sector detracted from performance. Shares of office and retail real estate investment trust (“REIT”) Vornado Realty Trust lagged in-line with peers as some investors anticipated that a potential rising rate environment would hurt the traditionally high-yielding asset class. We sold our position during the second quarter. Stock selection and an overweight position in the materials sector also hurt returns. Shares of metals streaming company Silver Wheaton fell as a broad commodities sell-off put pressure on silver prices.

Lazard US Strategic Equity Portfolio

For the six months ended June 30, 2013, the Lazard US Strategic Equity Portfolio’s Institutional Shares posted a total return of 12.27%, while Open Shares posted a total return of 12.13%, as compared with the 13.82% return for the S&P 500 Index.

Stock selection in the information technology sector contributed to performance. The Portfolio was helped by an underweight position in Apple, as the stock fell due to uncertainty surrounding gross margin trajectory and iPhone demand. A position in networking technology provider Cisco Systems helped returns, as shares rose after the company reported strong earning, led by strength in its US and Emerging Markets segments. Gross margins were at the high end of management’s 61% to 62% guidance. An overweight position in the health care sector also helped returns. Shares of medical device maker CareFusion rose as investors were encouraged by the prospect that the company might seek to further deploy capital in the form of accretive acquisitions, including speculation that it would purchase Smiths Medical. CareFusion also reported strong earnings, driven by gross margin expansion.

In contrast, stock selection in the energy sector detracted from performance. Shares of thermal coal producer Consol Energy lagged in-line with peers as ongoing uncertainty in the global steel market put pressure on coal producers. Stock selection in the consumer discretionary sector also hurt returns. Shares of clothing retailer American Eagle Outfitters fell after the company reported quarterly earnings. While results were largely as expected, same-store sales declined, which the company attributed to bad weather and macroeconomic headwinds. The Portfolio’s exposure to metallurgical (met) coal producer Walter Energy, which is in the materials sector, also fell due to the uncertainty in the steel markets. However, we sold our position in Walter as we do not expect the met coal market to improve in the near term.

Lazard US Mid Cap Equity Portfolio

For the six months ended June 30, 2013, the Lazard US Mid Cap Equity Portfolio’s Institutional Shares posted a total return of 14.54%, while Open Shares posted a total return of 14.41%, as compared with the 15.45% return for the Russell Midcap® Index.

Stock selection in the health care sector contributed to performance. Shares of pharmaceutical maker Vertex Pharmaceuticals rose after the company announced encouraging data for a cystic fibrosis treatment that could address approximately 50% of the patient population. Also in the health care sector, shares of medical device maker CareFusion rose as investors were encouraged by the prospect that the com-

6  Semi-Annual Report

pany might seek further capital deployment in the form of accretive acquisitions, including speculation that it would purchase Smiths Medical. CareFusion also reported quarterly earnings above expectations, driven by strong gross margin expansion. Stock selection in the financials sector also helped returns. Shares of banking services provider Regions Financial rose after the company reported quarterly results above expectations, helped by an expansion in net interest margin, loan balance stabilization, and better-than-expected expense control.

In contrast, stock selection in the industrials sector detracted from performance. Shares of mining equipment maker Joy Global lagged in-line with peers as slowing economic conditions and depressed commodities prices caused investor concerns. Shares of freight transporter Landstar System, also in the industrials sector, fell after management reduced its guidance for the current quarter, citing a difficult demand environment, specifically in its flatbed business. We sold our position during the second quarter. Stock selection and an overweight position in the information technology sector also hurt returns. Shares of network equipment maker F5 Networks fell after the company lowered its earnings guidance for its current fiscal quarter due to weakness in its North American business, citing reduced sales to the federal government.

Lazard US Small-Mid Cap Equity Portfolio

For the six months ended June 30, 2013, the Lazard US Small-Mid Cap Equity Portfolio’s Institutional Shares posted a total return of 14.60%, while Open Shares posted a total return of 14.48%, as compared with the 15.42% return for the Russell 2500® Index.

For the period, stock selection in the consumer discretionary and industrials sectors detracted from performance, while stock selection in the energy and materials sectors helped returns.

Vera Bradley and American Eagle Outfitters were the largest detractors in the consumer discretionary sector. Shares of Vera Bradley, a designer and retailer of fashion accessories for women, declined amid weaker-than-anticipated fourth-quarter 2012 store traffic, decreased full-year earnings guidance for 2013, and an announcement that the company’s CEO would be leaving. We sold our position in Vera Bradley during the period. American Eagle Outfitters, a clothing re-

tailer, posted solid 2012 holiday sales, but not strong enough for the high expectations of investors, which sent the company’s share price lower.

II-VI, a manufacturer of optical and optoelectronic devices for various uses, detracted from performance in the industrials sector after it missed earnings expectations and cut guidance for fiscal 2013. We exited our position in II-VI in April. Joy Global, a manufacturer of mining equipment, also weighed on returns in the sector. In June the company cut revenue and earnings estimates for the year, as excess commodity supply curbed demand for mining equipment from producers.

PDC Energy—which is engaged in the exploration, development, and production of crude oil and natural gas—helped returns in the energy sector following two consecutive quarterly earnings announcements that beat expectations.

Oil States International, a provider of products and services to the oil and natural gas industry, also outperformed after an activist investor disclosed a large stake in the company in April.

US Silica Holdings, a producer of commercial silica used in hydraulic fracturing, outperformed the materials sector. Shares of the company rallied due to better-than-expected fourth-quarter earnings, and after management provided solid guidance for 2013 and 2014. Rock-Tenn, a manufacturer of packaging products, also added to performance for the period following a stronger-than-expected earnings report.

Lazard Global Listed Infrastructure Portfolio

For the six months ended June 30, 2013, the Lazard Global Listed Infrastructure Portfolio’s Institutional Shares posted a total return of 12.89%, while Open Shares posted a total return of 12.79%, as compared with the 10.50% return for the UBS Global 50/50 Infrastructure & Utilities® Index (Hedged) and 8.43% return for the MSCI World® Index.

The Portfolio’s holdings in Japanese gas utilities, Osaka Gas and Tokyo Gas, performed strongly over the period. The prospect of a looser monetary policy in Japan is increasing expectations that Japanese output could be higher than previously anticipated. This could accelerate the demand growth trend for natural gas.

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US railroad company CSX also performed strongly, reporting solid increases in operating margins despite slightly weaker railroad volumes. The higher operating margins were achieved in an environment of negative volume growth, due to the combination of above-inflation pricing and productivity gains. CSX has pricing power, a diverse mix of customers, and very high barriers to entry.

In what was a strong period for the Portfolio, there were few detractors from performance. Atlantia and Societa Iniziative Autostradali e Servizi declined after a very strong re-rating in the previous six months. Atlantia announced a merger with Gemina, which was received with skepticism by the market. However, we think that this merger is largely value neutral.

Lazard International Equity Portfolio

For the six months ended June 30, 2013, the Lazard International Equity Portfolio’s Institutional Shares posted a total return of 2.84%, while Open Shares posted a total return of 2.68%, as compared with the 4.10% return of the MSCI EAFE® (Europe, Australasia, Far East) Index (the “EAFE Index”).

Within the energy sector, French seismic surveyor CGG, which was sold during the period, underperformed as its equipment supply unit faced increased competition and higher research-and-development costs. Within the telecom services sector, Canadian wireless carrier Rogers Communications underperformed on concern over new competition from Verizon. Exposure to emerging markets negatively impacted the Portfolio as Hyundai Mobis and Samsung Electronics underperformed.

Positive relative returns were driven by stock selection in the financials sector. Japanese company Sumitomo Mitsui Financial Group performed well resulting from the BoJ’s stimulus efforts. In materials, low exposure to this underperforming sector contributed to relative returns. High exposure to the outperforming consumer discretionary sector also positively impacted the Portfolio.

Lazard International Equity Select Portfolio

For the six months ended June 30, 2013, the Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of 0.82%, while Open Shares posted a total re-

turn of 0.58%, as compared with the -0.04% return of the MSCI All Country World ex-US (ACWI® ex-US) Index.

The Portfolio’s outperformance was primarily driven by stock selection in the financials sector. Japanese financial services company Sumitomo Mitsui Financial Group performed well as a result of the BoJ’s stimulus efforts. Stock selection in emerging markets positively impacted the Portfolio as Indonesian companies, Telekomunikasi Indonesia and Bank Mandiri performed well. In addition, low exposure to the underperforming materials sector contributed to relative returns.

Stock selection in the energy and consumer discretionary sectors detracted from relative returns. Within the energy sector, Norwegian oilfield services company Petroleum Geo-Services negatively impacted the Portfolio due to weak demand in the Gulf of Mexico. Within the consumer discretionary sector, South Korean auto-parts producer Hyundai Mobis negatively impacted the Portfolio due to weaker-than-expected results.

Lazard International Strategic Equity Portfolio

For the six months ended June 30, 2013, the Lazard International Strategic Equity Portfolio’s Institutional Shares posted a total return of 7.17%, while Open Shares posted a total return of 7.03%, as compared with the 4.10% return for the EAFE Index.

Encouraging results were reported by power tool maker Makita and airline Ryanair in the industrials sector, as well as by Japanese retailer Don Quijote, German pay-TV company Sky Deutschland, US-dominated jeweller Signet Jewelers, and insurance companies Prudential and Sampo. Investors’ appetite for domestic European companies improved, and shares of TV companies Mediaset Espana and Mediaset (in Italy) gained, as hopes rose that we are nearing the low point for the European economy. The Portfolio also benefited from its lack of exposure to mining companies within the materials sector.

In contrast, in the energy sector, Australian oil marketer Caltex, seismic services business CGG, and oil exploration company Tullow Oil reported weak results. The position in CGG was sold during the period. The Portfolio was also negatively affected by its lack of exposure to the telecom services sector, and as health care company Getinge re-

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ported disappointing sales in Europe. The Portfolio’s emerging-market holdings overall performed in-line with the broader market, despite the very weak performance of many emerging-market indices during the period and some share price declines following the Fed’s announcements, which indicate a change of stance on monetary policy. Strong results from Indonesian TV company Media Nusantara Citra and Philippines consumer stock Alliance Global Group were supportive, while the Portfolio was hurt by the weak South African rand and by poor results from packaging company Nampak. In Japan, the Portfolio was hurt by its relatively low exposure to the very strong market, though this was offset in part by the depreciation of the yen, and as some of the Portfolio’s Japanese holdings outperformed the local market.

Lazard International Small Cap Equity Portfolio

For the six months ended June 30, 2013, the Lazard International Small Cap Equity Portfolio’s Institutional Shares posted a total return of 7.88%, while Open Shares posted a total return of 7.71%, as compared with the 5.69% return for the MSCI EAFE Small Cap® Index.

The Portfolio benefited from strong stock selection in the financials, consumer staples, and industrials sectors. However, in the information technology and energy sectors stock selection detracted from performance. The Portfolio was also aided by an underweight position in Asia (excluding Japan) and strong stock selection in Asia (excluding Japan) and the United Kingdom. Stock selection in Japan hurt performance.

During the period, Prince Frog International Holdings contributed to strong performance in Asia (excluding Japan) and the consumer discretionary sector. The company’s stock price appreciated greatly during the spring as the company continued to gain market share across its core product lines, which include children’s moisturizing lotions, bath and hair care products.

Azimut Holding, an Italian asset manager, contributed to the period’s performance. Net inflows have been extremely strong in the beginning of 2013, and the company has already achieved two-thirds of its full-year target. In May, Azimut announced strong results for the first quarter, with revenues and management fees higher than expected. Net cash continued to increase in the first quarter as well. The portfolio management team continues to hold Azimut due to the positive risk-reward prospects and the expectation—supported by management’s statements—of material returns to shareholders, given the company’s strong net cash position.

One detractor from performance this period was Swiss-headquartered AMS, which develops and manufactures high-performance analog semiconductors. AMS applications have diversified end markets, including consumer, industrial, automotive, medical, and mobile communications. The single-largest growth driver in recent quarters has been the consumer segment, including applications for smart phones and notebooks. During its first-quarter results announcement in April, AMS commented on the delay from a major customer in its consumer segment (Apple) for rolling out various product models that AMS has already designed equipment for. In June, the company provided further guidance and reduced its outlook for the second half of the year as the implementation delay is expected to last six months. We maintain a position in AMS, as we believe that momentum in other segments—automotive, medical, and general industry—remains quite positive, and that prospects in the consumer electronics segment are extremely strong on a medium- and longer-term horizon.

A second detractor from Portfolio performance was Norwegian company Petroleum Geo-Services (PGS). PGS is an oilfield service company primarily involved in geophysical and floating production services. The company provides a range of seismic and reservoir services, and operates worldwide. Analysts have begun to conclude that, while 2013 should be a good year for the seismic market, performance may not be as strong as was expected at the beginning of the year. There also seems to be investor concern that seismic rates will decline next year, due to the decline in oil price year to date, and oil companies’ limited free cash flow. The portfolio management team views these concerns as overly-pessimistic, and considers PSG shares undervalued given the limited growth in supply and the likely increase in seismic demand in new regions.

Lazard Emerging Markets Equity Portfolio

For the six months ended June 30, 2013, the Lazard Emerging Markets Equity Portfolio’s Institutional Shares posted a total return of -8.44%, while the Open Shares posted a total

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return of -8.59%, as compared with the -9.57% return for the EM Index.

Shares of Telekomunikasi Indonesia, the incumbent telecommunications firm, increased following the announcement of strong earnings. Cielo, a Brazilian credit card processor, announced better than expected results with a recovery in margins. NetEase, a Chinese internet portal and online gaming company, reported strong first-quarter results and provided an optimistic outlook amid recent price increases. Shares of Taiwan Semiconductor Manufacturing (TSMC), a Taiwanese manufacturer of integrated circuits, rose amid expectations for a stronger third quarter and market anticipation that TSMC will be soon producing chips for Apple’s next-generation phone. Magnit, a Russian operator of discount supermarkets, performed well after announcing strong sales volume in May.

In contrast, shares of Banco do Brasil, a Brazilian bank, declined amid macroeconomic and political uncertainty given recent mass street protests. Shares of Samsung Electronics, a South Korean manufacturer of electronic equipment, declined due to concerns that profitability for the handset business. Shares of Jindal Steel & Power, an Indian steel manufacturer and power company, declined after the company announced weak (fiscal) fourth-quarter results. Shoprite, a South African supermarket chain operator, experienced profit taking due to negative sentiment for the South African retail sector driven by currency weakness and concerns over the health of the South African consumer.

Lazard Developing Markets Equity Portfolio

For the six months ended June 30, 2013, the Lazard Developing Markets Equity Portfolio’s Institutional Shares posted a total return of -13.15%, while the Open Shares posted a total return of -13.31%, as compared with the -9.57% return for the EM Index.

Contributors to performance during the six months under review included AAC Technologies Holdings, a Chinese acoustical components manufacturer, which outperformed on continued unit growth of smartphones. Yandex, a Russian internet search company, rose on strong earnings and news that its search engines can be set as the default search on the new Apple operating system update. China State Construction International Holdings, a Chinese building construction and engineering firm, did well as the company’s order book remained strong. Bank Rakyat Indonesia, an Indonesian bank, did well on strong earnings growth and improving asset quality. Novatek, a Russian gas and gas condensate exploration and production company, performed well on news that CNPC (China National Petroleum Corporation) could partner with Novatek on the Yamal LNG (liquefied natural gas) project.

Detractors from performance for the six months under review included shares of Zoomlion Heavy Industry Science and Technology, a Chinese construction machinery company, which declined due to poor results and investor concerns that a slowdown in the Chinese economy would have an outsized impact on the industrial sector. Pacific Rubiales Energy, a Colombian oil and gas exploration and production company, fell on media reports, which the company subsequently denied, of involvement in plots against the Venezuelan government. Samsung Electronics, a Korean technology company, went lower on concerns that unit volumes of the Galaxy S4 smartphone were not meeting expectations. Daphne International Holdings, a Chinese women’s footwear retailer, underperformed on a weak sales outlook. Zhuzhou CSR Times Electric, a Chinese developer of electrical systems for railways, fell after it announced a profit warning for the first quarter and concerns about a slowdown in the Chinese economy.

Lazard Emerging Markets Equity Blend Portfolio

For the six months ended June 30, 2013, the Lazard Emerging Markets Equity Blend Portfolio’s Institutional Shares posted a total return of -7.77%, while Open Shares posted a total return of -8.04%, as compared with the -9.57% return of the EM Index.

Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), allocates the Portfolio’s assets between the Investment Manager’s emerging markets relative value and relative growth investment strategies. The Investment Manager considers four broad economic contexts pertinent to allocation decisions between the relative value and growth strategies: Differentiation, Expansion, Mania, and Panic.

Changes made to the weighting of these economic contexts during the six months ended June 30, 2013 reflected a consideration of many factors: Monetary policies of central banks around the globe; global macro data readings (particu-

10  Semi-Annual Report

larly the Purchasing Managers’ Index, which measures economic activity) in China, the United States, the euro zone, and Japan; fiscal policy in developed and emerging markets; and equity valuations, along with other data.

We started the period with a 10% overweight to relative growth and an 8% overall weight of small-cap stocks. In mid-February, while keeping constant our overweight to growth, we increased the weight of small-cap stocks to 12%, due to their high degree of stock-specific risk. At the beginning of April, we kept our overweight to relative growth constant, but we further increased the weight of small caps to 15%. Finally, at the end of May, we further increased the weight of small-cap stocks to 17%, and reduced the overweight to relative growth versus relative value to 5%, as we thought that revenue and earnings growth objectives for many economically sensitive companies had been reset lower.

For the first six months of 2013, stock selection and a lower-than-index exposure to the materials sector, stock selection and a higher-than-index exposure to the information technology sector, and stock selection in the telecom services sector, added value, as did stock selection in Russia and China, and a higher-than-index exposure to Indonesia. Our increase in the weight of small-cap stocks also contributed. In contrast, stock selection in the consumer discretionary sector detracted from performance, as did stock selection and a lower-than-index exposure to Taiwan, stock selection in South Africa, and a higher-than-index exposure to Colombia. Our average overweight to relative growth versus relative value during the period also detracted.

Lazard Emerging Markets Multi-Strategy Portfolio

For the six months ended June 30, 2013, the Lazard Emerging Markets Multi-Strategy Portfolio’s Institutional Shares posted a total return of -6.91%, while Open Shares posted a total return of -7.00%, as compared with the -9.57% return of the EM Index.

The Investment Manager allocates the Portfolio’s assets among various emerging markets equity, debt, and currency investment strategies managed by the Investment Manager. The Investment Manager considers four broad economic contexts pertinent to allocation decisions among the strategies: Differentiation, Expansion, Mania, and Panic.

Changes made to the weighting of these economic contexts during the six months ended June 30, 2013 reflected a consideration of many factors: Monetary policies of central banks around the globe; global macro data readings (particularly the Purchasing Managers’ Index, which measures economic activity) in China, the United States, the euro zone, and Japan; fiscal policy in developed and emerging markets; and equity valuations, along with other data.

We started the period with a 17% overweight to equity, a 10% overweight to relative growth within equity, an 8% allocation to small-cap within equity, and a 10% overweight to debt within the fixed-income allocation. In mid-February, while keeping constant our overweight to equity, we increased the weight of small-cap within equity to 12%, due to its high degree of stock-specific risk. We also increased the allocation of currencies within fixed income by 3%, to 43%, due to a marginal improvement in emerging-market local interest rate dynamics. At the beginning of April, we reduced our overweight to equity by 5%, to 12%, and further increased the weight of small-cap within equity to 15%. We also increased the overweight to debt within fixed income to 13%, as we thought conditions favored it, compared to currencies. Finally, at the end of May, we further increased the weight of small-cap within equity to 17%, and reduced the overweight to relative growth to 5%, as we thought that revenue and earnings growth objectives for many economically-sensitive companies had been reset lower.

For the first six months of 2013, stock selection and a lower-than-index exposure to the materials sector, stock selection and a higher-than-index exposure to the information technology sector, and stock selection in the telecom services sector, added value, as did stock selection in Russia and China, and a higher-than-index exposure to Indonesia. Our increase in the weight of small-cap stocks also contributed. In contrast, stock selection in the consumer discretionary sector detracted from performance, as did stock selection and a lower-than-index exposure to Taiwan, stock selection in South Africa, a higher-than-index exposure to Colombia, long positions in the Brazilian real, Indian rupee, and the Russian rouble, and select positions in sovereign and corporate external debt. Our average overweight to relative growth versus relative value during the period also detracted.

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Lazard Emerging Markets Debt Portfolio

For the six months ended June 30, 2013, the Lazard Emerging Markets Debt Portfolio’s Institutional Shares posted a total return of -7.78%, while Open Shares posted a total return of -7.91%, as compared with the -7.45% blended index return of the 50% JPMorgan EMBI Global Diversified Index/50% JPMorgan GBI-EM Global Diversified Index (the “Global Diversified Index”).

The sell-off was driven by spread widening on credit products, a rise in yields, and a broad-based decline in emerging-market currencies relative to the US dollar. The Portfolio began the year with a significant overweight (nearly two-thirds of the Portfolio) in local rates and foreign exchange, where we believed there was the most value, and gradually moved to an overweight in hard currency debt. This transition is based on our view that the headwinds facing emerging markets, and the trend toward higher US Treasury yields and a stronger US dollar, complicate the prospect for returns in local emerging-market assets.

Lazard US Realty Income Portfolio

For the six months ended June 30, 2013, the Lazard US Realty Income Portfolio’s Institutional Shares posted a total return of 8.25%, while Open Shares posted a total return of 8.13%, as compared with the 3.66% blended index return of the 50% FTSE NAREIT All Equity REITs® Index/50% Wells Fargo Hybrid and Preferred Securities REIT® Index (the “Hybrid Index”).

During the first half of 2013, the Portfolio was, on average, invested 63% in common stocks, 31% in preferred stocks, and the remainder in cash and bond positions. The Portfolio’s common stock holdings significantly outperformed their underlying index, while the preferred stock holdings outperformed their underlying index as well, but to a more modest degree.

In terms of relative performance, the Portfolio benefited from an overweight position in Commonwealth REIT, an office REIT, which appreciated due to activist shareholder activity which shed light on the company’s excessive discount to private market value. This position was sold during the period as the stock appreciated in excess of our price target. Also helping the Portfolio was an overweight position to Sun Communities, a manufactured housing REIT, which benefited from the defensive and stable nature of its property type; and an overweight position to Highwoods Properties, an office REIT, which benefited from an improved labor outlook in its markets.

An overweight position in Campus Crest, a student housing REIT, hurt relative performance as leasing velocity throughout the student housing industry fell short of the prior year’s level. Other detractors from relative performance included an overweight position to Mack-Cali Realty, an office and apartment REIT owner, whose shares suffered when management poorly communicated a significant shift in the company’s strategy; and an overweight position to Digital Realty, a data center REIT, which underperformed as an influential investor presented his short-sale thesis on the company to the broader market.

Lazard US Realty Equity Portfolio

For the six months ended June 30, 2013, the Lazard US Realty Equity Portfolio’s Institutional Shares posted a total return of 5.00%, while Open Shares posted a total return of 4.87%, as compared with the 5.79% return of the FTSE NAREIT All Equity REITs Index.

In terms of relative performance, the Portfolio benefited from a put option hedge that was employed during the year as REITs dropped approximately 12% from their intra-year high to end the second quarter of 2013. Also helping the Portfolio’s performance was an overweight position to American Campus Communities, a student housing REIT, which benefited from an improvement in leasing trends coupled with organic growth in-line with expectations; and an overweight position to Strategic Hotels & Resorts, a lodging REIT, which appreciated from the removal of anti-takeover corporate bylaw provisions paving the way for a potential selective strategic disposition (or outright sale) of its portfolio.

An overweight position to Digital Realty, a data center REIT, underperformed due to a lack of clarity on the company’s growth potential amid activist pressure from an influential short seller. Other detractors from performance included a combination of April and June put option hedges that were implemented as the REIT markets traded at a high premium but eventually expired (sold) below cost basis; and an underweight position to Omega Healthcare Investors, a health care (skilled nursing facility) REIT, which outperformed amid accretive external growth opportunities utilizing its cheaper cost of capital. This security was sold, as we identified it as one of our most interest-rate sensitive investments.

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Lazard International Realty Equity Portfolio1

For the six months ended June 30, 2013, the Lazard International Realty Equity Portfolio’s Institutional Shares posted a total return of -2.77%, while Open Shares posted a total return of -2.89%, as compared with the -2.19% return of the FTSE EPRA/NAREIT Global ex-US® Index.

In terms of relative performance, overweight positions in Japanese developers Mitsui Fudosan, Mitsubishi Estate, and Sumitomo Realty & Development helped performance as these companies continued to outperform on Japan’s expansionary monetary policy, and also benefited from improving office fundamentals. Positions were trimmed during the half of the year on relative strength. An overweight position in Wharf Holdings also helped the Portfolio as the company posted record results in fiscal year 2012 and benefited from resilient strength in retail sales within its Hong Kong property portfolio. Other contributors included overweight positions to UK-based Countrywide, Capital & Counties Properties, and SERGO, as direct property market transactions have indicated upside to these companies’ net asset value.

Detractors from relative performance included an overweight position to Longfor Properties, a Chinese real estate developer, which has de-rated due to concerns regarding sales growth and margin compression; and an overweight position to Cheung Kong Holdings, a diversified Hong Kong real estate company, which underperformed as a result of new policy measures in Hong Kong that have slowed down primary market transaction volume. An overweight position to Brazilian companies Aliansce Shopping Centers, BR Properties, and Gafisa hurt performance as the macroeconomic situation weighed heavily on the Brazilian equities market. During the period, we sold our position in Gafisa amid a dramatic share price decline in Brazilian real estate companies, and in order to reduce our exposure to home-builders in the region in favor of mall and office companies.

Lazard US Short Duration Fixed Income Portfolio2

For the six months ended June 30, 2013, the Lazard US Short Duration Fixed Income Portfolio’s Institutional Shares posted a total return of -1.95%, while Open Shares posted a total return of -2.11%, as compared with the -1.02% return for the Bank of America Merrill Lynch 1-10 Year Municipal Bond® Index.

The Portfolio’s underperformance can be primarily attributed to yield curve positioning and a higher-quality profile. Year to date, the overweight exposure to longer-dated maturities detracted from returns due to the significant yield curve steepening, as longer-maturity allocations significantly underperformed amid the interest rate backup. For example, 10-year AAA-rated municipal bond yields rose 0.25% more than 5-year bonds, and 0.65% more than 2-year bonds. In addition, intermediate higher-quality issues lagged, as lower-rated bonds have outperformed for the majority of the year-to-date period.

Lazard US Corporate Income Portfolio3

For the six months ended June 30, 2013, the Lazard US Corporate Income Portfolio’s Institutional Shares posted a total return of 1.02%, while Open Shares posted a total return of 0.88%, as compared with the 1.50% return for the High Yield Index.

The Portfolio modestly underperformed over the first six months of 2013 as lower-quality and distressed securities continued to outperform. The High Yield Index’s CCC rated sector returned 5.1%, while the BB sector’s performance was flat. Performance was helped by overweight positions in the automotive and gaming sectors, and by underweight positions in energy. In addition, the Portfolio’s shorter duration relative to the High Yield Index helped performance. In contrast, performance was hurt by very limited exposure to lower-quality and distressed securities, and to the technology sector. The Portfolio is materially underweight lower-quality and distressed securities by design, and is overweight higher-quality securities. Overweight positions in the cable and metals sectors also detracted from performance.

Throughout the market volatility of the past several years, we have maintained our credit discipline. As of June 30, 2013, approximately 49% of the holdings by market value were rated BB- or better by Standard & Poor’s, and 76% were rated B+ or better.

Lazard Global Fixed Income Portfolio

For the six months ended June 30, 2013, the Lazard Global Fixed Income Portfolio’s Institutional Shares posted a total return of -6.16%, while Open Shares posted a total return of -6.30%, as compared with the -4.83% return of the Barclays Capital Global Aggregate Bond® Index.

Semi-Annual Report  13

The Portfolio’s relative performance was helped by our underweight positions in government and US mortgage-backed securities. In addition, yield curve positioning in the United States, Australia, and the euro zone also added value, as we focused our positioning in short to intermediate issues, while generally avoiding long-maturity securities. Finally, tactically hedging certain currencies added value, as the US dollar gained momentum in May and June. On the other hand, the Portfolio’s relative performance was negatively affected by sector allocation, primarily due to an overweight in select emerging markets, taxable municipal bonds, and, in June, high-yield bonds. Modest currency exposure also detracted from performance based on our underweight to the euro and overweight to the Australian dollar.

Lazard Capital Allocator Opportunistic Strategies Portfolio

For the six months ended June 30, 2013, the Lazard Capital Allocator Opportunistic Strategies Portfolio’s Institutional Shares posted a total return of -0.40%, while Open Shares posted a total return of -0.60%. The benchmark returns for the six months ended June 30, 2013 were 8.43% for the MSCI World Index and 4.02% for the Global Asset Allocation Blended Index.4

The thematic sector, which represented 49% of the Portfolio as of June 30, 2013, underperformed the MSCI World Index,

but outperformed the Global Asset Allocation Blended Index. Positive returns were generated by equity investments in a hedged Japan position, US financials, and US information technology. These returns were somewhat offset by underperformance from investments in small-cap Japanese equity and gaming equities.

The diversifying sector, which represented 30% of the Portfolio at the end of the period, underperformed the benchmarks. The main detractors were positions in gold and Build America Bonds. Exposure to high-yield fixed income helped performance in the sector.

Contrarian investments, which represented 14% of the Portfolio as of the end of the period, underperformed the benchmarks, but contributed to performance on an absolute basis. Exposure to gold mining companies detracted from returns, but this was mitigated by strong gains from a position in US information technology equities.

Investments in the discounted sector, which represented 7% of the Portfolio as of June 30, 2013, underperformed the MSCI World Index, but outperformed the Global Asset Allocation Blended Index. Discount tightening in a European small-cap equity closed-end fund was the main contributor in the sector, while discount widening in a Mexican equity closed-end fund detracted from performance.

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Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios may have been waived or reimbursed by the Investment Manager and State Street Bank and Trust Company, the Fund’s Administrator (“State Street”); without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2013; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of each Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

[1]	Effective August 15, 2013, International Realty Equity Portfolio changed its name to Global Realty Equity Portfolio and its investment policy, as fully described in the Supplement to Prospectus and Summary Prospectus dated May 1, 2013, which may be accessed at www.lazardnet.com.

[2]	For the majority of the period covered by this report, the Portfolio was named Lazard US Municipal Portfolio and invested in municipal securities. As such, the commentary and performance analysis reflect the municipal strategy and corresponding benchmark. As of June 28, 2013, the Portfolio changed its name from “Lazard US Municipal Portfolio” to “Lazard US Short Duration Fixed Income Portfolio,” and adopted the Portfolio’s current investment policies and strategies.

[3]	For the majority of the period covered by this report, the Portfolio was named Lazard US High Yield Portfolio and utilized the High Yield Index. As such, the commentary and performance analysis reflect such prior benchmark. As of June 28, 2013, the Portfolio changed its name from “Lazard US High Yield Portfolio” to “Lazard US Corporate Income Portfolio” and adopted the Portfolio’s current investment policies.

[4]	The Global Asset Allocation Blended Index is rebalanced quarterly and is a blended index constructed by the Portfolio’s Investment Manager, composed of 60% MSCI World (Net) Index and 40% Barclays Capital US Aggregate Bond® Index.

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The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard US Equity Concentrated Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Equity Concentrated Portfolio, S&P 500® Index and Russell 1000 Value/S&P 500 Linked Index*

Average Annual Total Returns*
Periods Ended June 30, 2013

	One Year	Five Years	Since Inception	†
Institutional Shares**	24.82%	6.15%	5.35%
Open Shares**	24.34%	5.84%	5.06%
S&P 500 Index	20.60%	7.01%	5.74%
Russell 1000 Value/S&P 500 Linked Index	20.60%	5.63%	4.48%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard US Equity Value Portfolio. As of May 31, 2012, the Portfolio changed its name to Lazard US Equity Concentrated Portfolio and changed its investment strategy to invest in primarily equity securities, principally common stocks, of US companies of any market capitalization. The Portfolio has a concentrated portfolio of investments, typically investing in 15 to 35 companies with market capitalizations generally greater than $350 million.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The Russell 1000 Value/S&P 500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 1000® Value Index for all periods through May 30, 2012 and the S&P 500 Index for all periods thereafter. The Russell 1000 Value Index measures the performance of those Russell 1000 companies (the 1,000 largest companies in the Russell 3000® Index, which consists of the 3,000 largest US companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was September 30, 2005.

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Lazard US Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Strategic Equity Portfolio and S&P 500 Index*

Average Annual Total Returns*
Periods Ended June 30, 2013

	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	21.73%	6.42%	5.00%
Open Shares**	21.37%	6.08%	4.69%
S&P 500 Index	20.60%	7.01%	5.54%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 30, 2004.

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Lazard US Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Mid Cap Equity Portfolio and Russell Midcap® Index*

Average Annual Total Returns*
Periods Ended June 30, 2013

	One Year	Five Years	Ten Years
Institutional Shares**	17.47%	5.79%	7.91%
Open Shares**	17.14%	5.51%	7.62%
Russell Midcap Index	25.41%	8.28%	10.65%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index (which consists of the 1,000 largest US companies by capitalization). The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

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Lazard US Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Small-Mid Cap Equity Portfolio, Russell 2500® Index and Russell 2000/2500 Linked Index*

Average Annual Total Returns*
Periods Ended June 30, 2013

	One Year	Five Years	Ten Years
Institutional Shares**	23.52%	10.56%	9.39%
Open Shares**	23.08%	10.23%	9.03%
Russell 2500 Index	25.61%	9.21%	10.34%
Russell 2000/2500 Linked Index	25.61%	9.97%	10.13%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard US Small Cap Equity Portfolio. As of August 25, 2008, the Portfolio changed its name to Lazard US Small-Mid Cap Equity Portfolio and changed its investment strategy to invest in equity securities of small-mid cap US companies.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Russell 2500 Index is comprised of the 2,500 smallest US companies included in the Russell 3000 Index (which consists of the 3,000 largest US companies by capitalization). The Russell 2000/2500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 2000® Index for all periods through August 24, 2008 and the Russell 2500 Index for all periods thereafter. The Russell 2000 Index is comprised of the 2,000 smallest US companies included in the Russell 3000 Index. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

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Lazard Global Listed Infrastructure Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Listed Infrastructure Portfolio, UBS Global 50/50 Infrastructure & Utilities® Index (Hedged) and MSCI World® Index*

Average Annual Total Returns*
Periods Ended June 30, 2013

	One Year	Since Inception	†
Institutional Shares**	26.03%	10.07%
Open Shares**	25.58%	9.68%
UBS Global 50/50 Infrastructure & Utilities Index (Hedged)	17.65%	7.37%
MSCI World Index	18.58%	8.39%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The UBS Global 50/50 Infrastructure & Utilities Index (Hedged) tracks a 50% exposure to the global developed-market utilities sector and a 50% exposure to the global developed-market infrastructure sector. The MSCI World Index is a market capitalization-weighted index of companies representative of the market structure of 24 developed market countries in North America, Europe, and the Asia/Pacific region. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 31, 2009.

20  Semi-Annual Report

Lazard International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Portfolio and EAFE Index*

Average Annual Total Returns*
Periods Ended June 30, 2013

	One Year	Five Years	Ten Years
Institutional Shares**	17.80%	2.59%	7.59%
Open Shares**	17.37%	2.28%	7.25%
EAFE Index	18.62%	–0.63%	7.67%

*	All returns reflect reinvestment of all dividends and distributions, if any.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

Semi-Annual Report  21

Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Select Portfolio, MSCI ACWI® ex-US and MSCI EAFE/ACWI ex-US Linked Index*

Average Annual Total Returns*
Periods Ended June 30, 2013

	One Year	Five Years	Ten Years
Institutional Shares**	15.52%	0.47%	6.42%
Open Shares**	15.24%	0.17%	6.11%
MSCI ACWI ex-US	13.63%	–0.80%	8.62%
MSCI EAFE/ACWI ex-US Linked Index	13.63%	–1.75%	7.07%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI ACWI ex-US is a free floated-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI EAFE/ACWI ex-US Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the EAFE Index for all periods through June 30, 2010 and the MSCI ACWI ex-US for all periods thereafter. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

22  Semi-Annual Report

Lazard International Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Strategic Equity Portfolio and EAFE Index*

Average Annual Total Returns*
Periods Ended June 30, 2013

	Institutional Shares				Open Shares
	One Year	Five Years	Since Inception	†	One Year	Five Years	Since Inception	†
International Strategic Equity Portfolio**	24.01%	3.88%	6.60%		23.65%	3.58%	4.49%
EAFE Index	18.62%	–0.63%	3.47%		18.62%	–0.63%	1.80%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was October 31, 2005 and for Open Shares was February 3, 2006.

Semi-Annual Report  23

Lazard International Small Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Small Cap Equity Portfolio and MSCI EAFE Small Cap® Index*

Average Annual Total Returns*
Periods Ended June 30, 2013

	One Year	Five Years	Ten Years
Institutional Shares**	21.77%	1.41%	8.44%
Open Shares**	21.61%	1.13%	8.14%
MSCI EAFE Small Cap Index	20.88%	2.48%	10.38%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Small Cap Index is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of EAFE Index countries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

24  Semi-Annual Report

Lazard Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Portfolio and EM Index*

Average Annual Total Returns*
Periods Ended June 30, 2013

	One Year	Five Years	Ten Years
Institutional Shares**	3.47%	1.69%	15.93%
Open Shares**	3.15%	1.35%	15.61%
EM Index	2.87%	–0.43%	13.66%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

Semi-Annual Report  25

Lazard Developing Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Developing Markets Equity Portfolio and EM Index*

Average Annual Total Returns*
Periods Ended June 30, 2013

	One Year	Since Inception	†
Institutional Shares**	–4.17%	6.01%
Open Shares**	–4.47%	5.70%
EM Index	2.87%	6.35%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was September 30, 2008.

26  Semi-Annual Report

Lazard Emerging Markets Equity Blend Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Blend Portfolio and EM Index*

Average Annual Total Returns*
Periods Ended June 30, 2013

	One Year	Since Inception	†
Institutional Shares**	1.53%	2.56%
Open Shares**	1.13%	2.22%
EM Index	2.87%	3.04%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 28, 2010.

Semi-Annual Report  27

Lazard Emerging Markets Multi-Strategy Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Multi-Strategy Portfolio and EM Index*

Average Annual Total Returns*
Periods Ended June 30, 2013

	One Year	Since Inception	†
Institutional Shares**	0.29%	–3.86%
Open Shares**	0.00%	–4.13%
EM Index	2.87%	–6.74%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was March 31, 2011.

28  Semi-Annual Report

Lazard Emerging Markets Debt Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Debt Portfolio, JPMorgan EMBI Global Diversified® Index, JPMorgan GBI-EM Global Diversified® Index and Global Diversified Index*

Average Annual Total Returns*
Periods Ended June 30, 2013

	One Year	Since Inception	†
Institutional Shares**	2.03%	4.77%
Open Shares**	1.70%	4.46%
JPMorgan EMBI Global Diversified Index	1.11%	6.82%
JPMorgan GBI-EM Global Diversified Index	1.32%	2.77%
Global Diversified Index	1.24%	4.87%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The JPMorgan EMBI Global Diversified Index is a uniquely-weighted version of the EMBI Global. The JPMorgan GBI-EM Global Diversified Index is a uniquely-weighted version of the GBI-EM Global. These indices limit the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The Global Diversified Index is a 50/50 blend of the JPMorgan EMBI Global Diversified Index and the JPMorgan GBI-EM Global Diversified Index. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was February 28, 2011.

Semi-Annual Report  29

Lazard US Realty Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard US Realty Income Portfolio, FTSE NAREIT All Equity REITs® Index, Wells Fargo Hybrid and Preferred Securities REIT® Index, Hybrid Index and S&P 500 Index*

Average Annual Total Returns*
Periods Ended June 30, 2013

	Institutional Shares			Open Shares
	One Year	Since Inception	†	One Year	Since Inception	†
US Realty Income Portfolio**	17.27%	24.19%		16.98%	14.26%
FTSE NAREIT All Equity REITs Index	10.21%	22.86%		10.21%	6.80%
Wells Fargo Hybrid and Preferred Securities REIT Index	5.03%	9.63%		5.03%	14.39%
Hybrid Index	7.69%	16.34%		7.69%	11.30%
S&P 500 Index	20.60%	24.42%		20.60%	7.03%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The FTSE NAREIT All Equity REITs Index is a free-float adjusted market capitalization index that is designed to measure the performance of equity REITs across all industries. The Wells Fargo Hybrid and Preferred Securities REIT Index tracks the performance of fixed-rate US dollar-denominated preferred securities issued in the US domestic market. The Hybrid Index is a 50/50 blend of the FTSE NAREIT All Equity REITs Index and the Wells Fargo Hybrid and Preferred Securities REIT Index. The S&P 500 Index is a market capitalized-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was September 26, 2011 and for Open Shares was July 30, 2008.

30  Semi-Annual Report

Lazard US Realty Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard US Realty Equity Portfolio, and FTSE NAREIT All Equity REITs Index*

Average Annual Total Returns*
Periods Ended June 30, 2013

	Institutional Shares			Open Shares
	One Year	Since Inception	†	One Year	Since Inception	†
US Realty Equity Portfolio**	10.41%	27.45%		10.14%	27.70%
FTSE NAREIT All Equity REITs Index	10.21%	22.86%		10.21%	19.69%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The FTSE NAREIT All Equity REITs Index is a free-float adjusted market capitalization index that is designed to measure the performance of equity REITs across all industries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was September 26, 2011 and for Open Shares was December 31, 2008.

Semi-Annual Report  31

Lazard International Realty Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard International Realty Equity Portfolio and FTSE EPRA/NAREIT Global ex-US® Index*

Average Annual Total Returns*
Periods Ended June 30, 2013

	Institutional Shares			Open Shares
	One Year	Since Inception	†	One Year	Since Inception	†
International Realty Equity Portfolio**	18.14%	21.66%		17.87%	21.03%
FTSE EPRA/NAREIT Global ex-US Index	17.74%	19.99%		17.74%	15.78%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The FTSE EPRA/NAREIT Global ex-US Index is a free-float adjusted market capitalization index that is designed to measure the performance of REITs in both developed and emerging markets while excluding those listed or incorporated in the United States. There are currently 46 countries eligible for inclusion in the index with 24 classified as developed and 22 as emerging. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was September 26, 2011 and for Open Shares was December 31, 2008.

32  Semi-Annual Report

Lazard US Short Duration Fixed Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Short Duration Fixed Income Portfolio, Bank of America Merrill Lynch 1-3 Year Treasury® Index and Bank of America Merrill Lynch 1-10 Year Municipal Bond® Index*

Average Annual Total Returns*
Periods Ended June 30, 2013

	One Year	Since Inception	†
Institutional Shares**	–0.90%	2.12%
Open Shares**	–1.21%	1.81%
Bank of America Merrill Lynch 1-3 Year Treasury Index	0.33%	0.82%
Bank of America Merrill Lynch 1-10 Year Municipal Bond Index	0.39%	3.40%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard US Municipal Portfolio. As of June 28, 2013, the Portfolio changed its name to Lazard US Short Duration Fixed Income Portfolio and changed its investment objective and investment strategy and policies (including the policy with respect to the investment of 80% of its assets). The Portfolio invests at least 80% of its assets in fixed-income securities of US issuers, including US government securities, corporate securities, mortgage-related and asset-backed securities, convertible securities, municipal securities, structured products, preferred stocks and inflation-indexed securities. The Bank of America Merrill Lynch 1-3 Year Treasury Index will replace the Bank of America Merrill Lynch 1-10 Year Municipal Bond Index to reflect its changes from a municipal fund to its current investment strategy.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Bank of America Merrill Lynch 1-3 Year Treasury Index tracks the performance of the direct sovereign debt of the US Government having a maturity of at least one year and less than three years. The Bank of America Merrill Lynch 1-10 Year Municipal Bond Index is a subset of the Bank of America Merrill Lynch US Municipal Securities® Index including all securities with a remaining term to final maturity less than 10 years. The Bank of America Merrill Lynch US Municipal Securities Index tracks the performance of US dollar-denominated investment grade tax-exempt debt publicly issued by US states and territories, and their political subdivisions. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was February 28, 2011.

Semi-Annual Report  33

Lazard US Corporate Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Corporate Income Portfolio, Bank of America Merrill Lynch BB-B US Cash Pay Non-Distressed High Yield® Index and High Yield Index*

Average Annual Total Returns*
Periods Ended June 30, 2013

	One Year	Five Years	Ten Years
Institutional Shares**	7.11%	7.34%	7.23%
Open Shares**	6.78%	7.07%	6.98%
Bank of America Merrill Lynch BB-B US Cash Pay Non-Distressed High Yield Index	8.11%	8.18%	7.32%
High Yield Index	9.57%	10.63%	8.75%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard US High Yield Portfolio. As of June 28, 2013, the Portfolio changed its name to Lazard US Corporate Income Portfolio and changed its policy with respect to the investment of 80% of its assets and certain related policies. The Portfolio invests at least 80% of its assets in fixed-income securities issued by corporations or other non-government issuers similar to corporations, which securities are tied economically to the US. The Bank of America Merrill Lynch BB-B US Cash Pay Non-Distressed High Yield Index will replace the High Yield Index to reflect the Portfolio’s focus on higher-yielding securities that may be considered “better quality.”

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Bank of America Merrill Lynch BB-B US Cash Pay Non-Distressed High Yield Index is constructed to mirror the BB-B Non Distressed sector of the public high yield corporate debt market and is a subset of the Merrill Lynch High Yield Cash Pay® Index. The High Yield Index provides a broad-based measure of the performance of the non-investment grade US domestic bond market. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

34  Semi-Annual Report

Lazard Global Fixed Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Fixed Income Portfolio and Barclays Capital Global Aggregate Bond® Index*

Average Annual Total Returns*
Periods Ended June 30, 2013

	One Year	Since Inception	†
Institutional Shares**	–3.14%	–2.45%
Open Shares**	–3.42%	–2.73%
Barclays Capital Global Aggregate Bond Index	–2.18%	–1.27%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt, and global Treasury. It covers the investment-grade, US dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS, ABS, and CMBS, with maturities of no less than one year. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was March 30, 2012.

Semi-Annual Report  35

Lazard Capital Allocator Opportunistic Strategies Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Capital Allocator Opportunistic Strategies Portfolio, MSCI World Index and Global Asset Allocation Blended Index*

Average Annual Total Returns*
Periods Ended June 30, 2013

	Institutional Shares				Open Shares
	One Year	Five Years	Since Inception	†	One Year	Five Years	Since Inception	†
Capital Allocator Opportunistic Strategies Portfolio**	4.77%	1.58%	2.09%		4.47%	1.23%	1.84%
MSCI World Index	18.58%	2.70%	2.16%		18.58%	2.70%	2.24%
Global Asset Allocation Blended Index	10.59%	4.44%	3.80%		10.59%	4.44%	3.95%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI World Index is a market capitalization-weighted index of companies representative of the market structure of 24 developed market countries in North America, Europe, and the Asia/Pacific region. The Global Asset Allocation Blended Index is rebalanced quarterly and is a blended index constructed by the Portfolio’s Investment Manager that is comprised of 60% MSCI World (Net) Index and 40% Barclays Capital US Aggregate Bond® Index. The Barclays Capital US Aggregate Bond Index covers the investment grade, US dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS, ABS and CMBS, with maturities of no less than one year. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was March 26, 2008 and for Open Shares was March 31, 2008.

36  Semi-Annual Report

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2013 through June 30, 2013 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13 - 6/30/13	Annualized Expense Ratio During Period 1/1/13 - 6/30/13

US Equity Concentrated
Institutional Shares
Actual	$1,000.00	$1,140.10	$4.45	0.84%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.64	$4.20	0.84%
Open Shares
Actual	$1,000.00	$1,138.30	$6.63	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.26	1.25%

US Strategic Equity
Institutional Shares
Actual	$1,000.00	$1,122.70	$3.95	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Open Shares
Actual	$1,000.00	$1,121.30	$5.52	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.59	$5.26	1.05%

US Mid Cap Equity
Institutional Shares
Actual	$1,000.00	$1,145.40	$5.59	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.59	$5.26	1.05%
Open Shares
Actual	$1,000.00	$1,144.10	$7.18	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.10	$6.76	1.35%

Semi-Annual Report  37

Portfolio	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13 - 6/30/13	Annualized Expense Ratio During Period 1/1/13 - 6/30/13

US Small-Mid Cap Equity
Institutional Shares
Actual	$1,000.00	$1,146.00	$4.55	0.86%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.55	$4.29	0.86%
Open Shares
Actual	$1,000.00	$1,144.80	$6.34	1.19%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.89	$5.96	1.19%

Global Listed Infrastructure
Institutional Shares
Actual	$1,000.00	$1,128.90	$5.29	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.83	$5.02	1.00%
Open Shares
Actual	$1,000.00	$1,127.90	$6.99	1.32%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.22	$6.63	1.32%

International Equity
Institutional Shares
Actual	$1,000.00	$1,028.40	$4.82	0.96%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.04	$4.80	0.96%
Open Shares
Actual	$1,000.00	$1,026.80	$6.25	1.24%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.62	$6.23	1.24%

International Equity Select
Institutional Shares
Actual	$1,000.00	$1,008.20	$5.73	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.09	$5.76	1.15%
Open Shares
Actual	$1,000.00	$1,005.80	$7.21	1.45%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.60	$7.25	1.45%

International Strategic Equity
Institutional Shares
Actual	$1,000.00	$1,071.70	$4.19	0.82%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.75	$4.08	0.82%
Open Shares
Actual	$1,000.00	$1,070.30	$5.54	1.08%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.44	$5.41	1.08%

International Small Cap Equity
Institutional Shares
Actual	$1,000.00	$1,078.80	$5.82	1.13%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.19	$5.66	1.13%
Open Shares
Actual	$1,000.00	$1,077.10	$7.36	1.43%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.70	$7.15	1.43%

38  Semi-Annual Report

Portfolio	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13 - 6/30/13	Annualized Expense Ratio During Period 1/1/13 - 6/30/13

Emerging Markets Equity
Institutional Shares
Actual	$1,000.00	$915.60	$5.21	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.49	1.10%
Open Shares
Actual	$1,000.00	$914.10	$6.53	1.38%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.97	$6.89	1.38%

Developing Markets Equity
Institutional Shares
Actual	$1,000.00	$868.50	$5.23	1.13%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.19	$5.66	1.13%
Open Shares
Actual	$1,000.00	$866.90	$6.65	1.44%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.67	$7.18	1.44%

Emerging Markets Equity Blend
Institutional Shares
Actual	$1,000.00	$922.30	$5.66	1.19%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	$5.95	1.19%
Open Shares
Actual	$1,000.00	$919.60	$7.57	1.59%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.91	$7.95	1.59%

Emerging Markets Multi-Strategy
Institutional Shares
Actual	$1,000.00	$930.90	$6.12	1.28%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.46	$6.40	1.28%
Open Shares
Actual	$1,000.00	$930.00	$7.66	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.86	$8.00	1.60%

Emerging Markets Debt
Institutional Shares
Actual	$1,000.00	$922.20	$4.52	0.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.09	$4.75	0.95%
Open Shares
Actual	$1,000.00	$920.90	$6.19	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.51	1.30%

US Realty Income
Institutional Shares
Actual	$1,000.00	$1,082.50	$4.77	0.92%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.21	$4.63	0.92%
Open Shares
Actual	$1,000.00	$1,081.30	$6.07	1.18%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.97	$5.88	1.18%

Semi-Annual Report  39

Portfolio	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13 - 6/30/13	Annualized Expense Ratio During Period 1/1/13 - 6/30/13

US Realty Equity
Institutional Shares
Actual	$1,000.00	$1,050.00	$6.10	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.84	$6.01	1.20%
Open Shares
Actual	$1,000.00	$1,048.70	$6.97	1.37%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.99	$6.86	1.37%

International Realty Equity
Institutional Shares
Actual	$1,000.00	$972.30	$6.36	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.51	1.30%
Open Shares
Actual	$1,000.00	$971.10	$7.82	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.86	$8.00	1.60%

US Short Duration Fixed Income
Institutional Shares
Actual	$1,000.00	$980.50	$1.96	0.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.81	$2.01	0.40%
Open Shares
Actual	$1,000.00	$978.90	$3.43	0.70%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.32	$3.51	0.70%

US Corporate Income
Institutional Shares
Actual	$1,000.00	$1,010.20	$2.74	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.07	$2.76	0.55%
Open Shares
Actual	$1,000.00	$1,008.80	$4.23	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.58	$4.26	0.85%

Lazard Global Fixed Income
Institutional Shares
Actual	$1,000.00	$938.40	$3.84	0.80%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.83	$4.01	0.80%
Open Shares
Actual	$1,000.00	$937.00	$5.28	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.34	$5.51	1.10%

Capital Allocator Opportunistic Strategies
Institutional Shares
Actual	$1,000.00	$996.00	$5.05	1.02%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.74	$5.11	1.02%
Open Shares
Actual	$1,000.00	$994.00	$6.53	1.32%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	$6.61	1.32%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

40  Semi-Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector June 30, 2013 (unaudited)

Sector*	Lazard US Equity Concentrated Portfolio	Lazard US Strategic Equity Portfolio	Lazard US Mid Cap Equity Portfolio	Lazard US Small-Mid Cap Equity Portfolio	Lazard Global Listed Infrastructure Portfolio

Consumer Discretionary	18.3%	15.3%	19.0%	13.7%	1.5%
Consumer Staples	16.1	11.6	6.3	0.2	—
Energy	3.3	10.9	5.7	6.8	—
Financials	3.5	13.4	19.9	20.3	2.0
Health Care	30.6	19.0	15.3	9.9	—
Industrials	5.1	6.9	8.7	17.3	55.7
Information Technology	13.4	17.8	20.1	18.9	—
Materials	1.8	3.8	3.3	7.9	—
Utilities	—	—	—	1.5	38.2
Short-Term Investments	7.9	1.3	1.7	3.5	2.6
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio	Lazard Emerging Markets Equity Portfolio

Consumer Discretionary	16.5%	13.1%	22.1%	21.6%	7.9%
Consumer Staples	13.3	14.1	13.3	5.0	12.1
Energy	6.4	7.1	5.7	4.5	8.0
Financials	22.2	20.1	19.9	21.0	26.3
Health Care	13.4	11.5	11.9	9.9	—
Industrials	12.3	11.8	14.7	17.3	7.3
Information Technology	3.8	9.9	—	11.2	16.9
Materials	5.1	4.0	7.3	4.8	6.0
Telecommunication Services	3.0	5.8	—	2.0	13.0
Utilities	1.6	1.0	—	1.0	—
Short-Term Investments	2.4	1.6	5.1	1.7	2.5
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi-Strategy Portfolio	Lazard US Realty Income Portfolio	Lazard US Realty Equity Portfolio

Consumer Discretionary	14.3%	13.8%	9.0%	—%	—%
Consumer Staples	2.4	7.0	4.5	—	—
Energy	15.4	11.2	8.9	—	—
Financials	26.9	25.4	18.0	97.0	98.5
Health Care	1.5	1.6	1.0	—	—
Industrials	15.4	11.4	7.5	—	—
Information Technology	14.2	15.9	9.8	—	—
Materials	4.6	2.7	2.4	—	—
Telecommunication Services	0.9	5.4	3.8	—	—
Utilities	0.9	—	0.9	—	—
Sovereign Debt	—	—	12.6	—	—
US Treasury Securities	—	—	14.3	—	—
Short-Term Investments	3.5	5.6	7.3	3.0	1.5
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

Semi-Annual Report  41

Sector*	Lazard International Realty Equity Portfolio	Lazard Capital Allocator Opportunistic Strategies Portfolio

Consumer Discretionary	—%	10.0%
Consumer Staples	—	2.4
Energy	—	3.3
Financials	96.3	15.8
Health Care	—	3.2
Industrials	—	12.3
Information Technology	—	12.6
Materials	—	3.7
Telecommunication Services	—	0.5
Utilities	—	0.8
Fixed Income	—	12.9
Other	—	9.1
Short-Term Investments	3.7	13.4
Total Investments	100.0%	100.0%

*	Represents percentage of total investments.

42  Semi-Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Region and Credit Rating June 30, 2013 (unaudited)

Region*	Lazard Emerging Markets Debt Portfolio

Africa	16.2%
Asia	32.0
Europe	21.5
North America	10.0
South America	17.4
Short-Term Investment	2.9
Total Investments	100.0%

S&P Credit Rating*	Lazard US Short Duration Fixed Income Portfolio	Lazard US Corporate Income Portfolio	Lazard Global Fixed Income Portfolio

AAA	13.7%	—%	21.8%
AA+	12.3	—	4.9
AA	16.4	—	3.1
AA-	9.8	—	11.7
A+	5.7	—	3.1
A	18.8	—	7.6
A-	14.8	—	7.5
BBB+	—	—	3.7
BBB	—	1.4	9.5
BBB-	—	5.0	1.7
BB+	—	5.5	2.1
BB	—	14.5	0.4
BB-	—	22.0	2.9
B+	—	27.2	—
B	—	14.9	0.4
B-	—	7.2	—
CCC+	—	2.1	—
NR	—	—	6.9
NA	—	—	5.9
Short-Term Investments	8.5	0.2	6.8
Total Investments	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

Semi-Annual Report  43

The Lazard Funds, Inc. Portfolios of Investments June 30, 2013 (unaudited)

Description	Shares	Value

Lazard US Equity Concentrated Portfolio

Common Stocks | 92.6%

Alcohol & Tobacco | 7.9%
Molson Coors Brewing Co., Class B	368,473	$17,635,118

Automotive | 3.3%
General Motors Co. (a)	223,400	7,441,454

Computer Software | 4.1%
Microsoft Corp.	266,520	9,202,936

Energy Services | 3.3%
US Silica Holdings, Inc.	352,731	7,329,750

Food & Beverages | 4.6%
Sysco Corp.	300,390	10,261,322

Health Services | 4.5%
Magellan Health Services, Inc. (a)	179,010	10,038,881

Leisure & Entertainment | 5.1%
Viacom, Inc., Class B	166,790	11,350,059

Manufacturing | 5.1%
Tyco International, Ltd.	347,920	11,463,964

Medical Products | 14.0%
Baxter International, Inc.	145,800	10,099,566
CareFusion Corp. (a)	310,665	11,448,005
McKesson Corp.	84,555	9,681,548
		31,229,119
Metals & Mining | 1.9%
Silver Wheaton Corp.	211,940	4,168,860
Description	Shares	Value

Pharmaceutical & Biotechnology | 12.2%
Pfizer, Inc.	545,377	$15,276,010
Zoetis, Inc.	390,522	12,063,223
		27,339,233
Real Estate | 3.6%
Lexington Realty Trust REIT	677,650	7,914,952

Retail | 13.7%
Advance Auto Parts, Inc.	191,770	15,565,971
American Eagle Outfitters, Inc.	363,265	6,633,219
Wal-Mart Stores, Inc.	111,910	8,336,176
		30,535,366
Technology Hardware | 9.3%
Apple, Inc.	13,710	5,430,257
Cisco Systems, Inc.	633,510	15,400,628
		20,830,885
Total Common Stocks (Identified cost $195,552,739)		206,741,899

Short-Term Investment | 8.0%
State Street Institutional Treasury Money Market Fund (Identified cost $17,838,488)	17,838,488	17,838,488

Total Investments | 100.6% (Identified cost $213,391,227) (b)		$224,580,387

Liabilities in Excess of Cash and Other Assets | (0.6)%		(1,293,808)

Net Assets | 100.0%		$223,286,579

The accompanying notes are an integral part of these financial statements.

44  Semi-Annual Report

Description	Shares	Value

Lazard US Strategic Equity Portfolio

Common Stocks | 86.1%

Aerospace & Defense | 0.8%
Raytheon Co.	14,200	$938,904

Agriculture | 0.7%
The Mosaic Co.	15,175	816,567

Alcohol & Tobacco | 3.0%
Molson Coors Brewing Co., Class B	72,220	3,456,449

Automotive | 1.4%
General Motors Co. (a)	47,515	1,582,725

Banking | 2.6%
Bank of America Corp.	134,300	1,727,098
Regions Financial Corp.	126,100	1,201,733
		2,928,831
Cable Television | 1.7%
Comcast Corp., Class A	49,850	1,977,550

Chemicals | 1.7%
Eastman Chemical Co.	27,700	1,939,277

Commercial Services | 2.0%
Corrections Corp. of America	35,605	1,205,941
Republic Services, Inc.	31,500	1,069,110
		2,275,051
Computer Software | 3.1%
Microsoft Corp.	72,100	2,489,613
Oracle Corp.	32,200	989,184
		3,478,797
Consumer Products | 0.9%
Hasbro, Inc.	22,500	1,008,675

Energy Exploration & Production | 4.6%
Anadarko Petroleum Corp.	22,200	1,907,646
Apache Corp.	19,400	1,626,302
Devon Energy Corp.	32,400	1,680,912
		5,214,860
Description	Shares	Value

Energy Integrated | 3.5%
Chevron Corp.	12,500	$1,479,250
Consol Energy, Inc.	56,050	1,518,955
HollyFrontier Corp.	23,400	1,001,052
		3,999,257
Energy Services | 1.4%
Transocean, Ltd.	33,800	1,620,710

Financial Services | 6.0%
American Express Co.	29,500	2,205,420
Citigroup, Inc.	63,450	3,043,696
Morgan Stanley	66,700	1,629,481
		6,878,597
Food & Beverages | 2.7%
Sysco Corp.	90,250	3,082,940

Health Services | 1.1%
UnitedHealth Group, Inc.	18,600	1,217,928

Insurance | 0.7%
The Hartford Financial Services Group, Inc.	26,900	831,748

Leisure & Entertainment | 2.7%
Viacom, Inc., Class B	45,150	3,072,458

Manufacturing | 5.2%
Carpenter Technology Corp.	22,370	1,008,216
Honeywell International, Inc.	15,893	1,260,951
Joy Global, Inc.	15,600	757,068
Terex Corp. (a)	28,700	754,810
Tyco International, Ltd.	63,200	2,082,440
		5,863,485
Medical Products | 7.4%
Baxter International, Inc.	34,800	2,410,596
CareFusion Corp. (a)	86,600	3,191,210
McKesson Corp.	25,060	2,869,370
		8,471,176
Pharmaceutical & Biotechnology | 8.1%
Gilead Sciences, Inc. (a)	37,400	1,915,254
Johnson & Johnson	11,510	988,249
Pfizer, Inc.	147,119	4,120,803
Zoetis, Inc.	70,469	2,176,799
		9,201,105

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  45

Description	Shares	Value

Lazard US Strategic Equity Portfolio (concluded)

Real Estate | 1.3%
Lexington Realty Trust REIT	57,800	$675,104
Vornado Realty Trust	9,600	795,360
		1,470,464
Retail | 11.0%
Advance Auto Parts, Inc.	31,500	2,556,855
American Eagle Outfitters, Inc.	88,155	1,609,710
AutoZone, Inc. (a)	2,491	1,055,412
Big Lots, Inc. (a)	35,080	1,106,072
CVS Caremark Corp.	37,600	2,149,968
Macy’s, Inc.	26,400	1,267,200
Wal-Mart Stores, Inc.	37,955	2,827,268
		12,572,485
Semiconductors & Components | 0.9%
Texas Instruments, Inc.	28,100	979,847

Technology | 1.0%
Google, Inc., Class A (a)	1,350	1,188,500

Technology Hardware | 10.1%
Apple, Inc.	4,086	1,618,383
Cisco Systems, Inc.	177,805	4,322,439
EMC Corp.	98,300	2,321,846
Hewlett-Packard Co.	43,500	1,078,800
Qualcomm, Inc.	35,800	2,186,664
		11,528,132
Description	Shares	Value

Telecommunications | 0.5%
Juniper Networks, Inc. (a)	29,600	$571,576

Total Common Stocks (Identified cost $85,631,925)		98,168,094

Preferred Stock | 0.0%

Automotive | 0.0%
Better Place, Inc., Series B (Identified cost $453,501) (a), (c)	181,401	0

Short-Term Investment | 1.1%
State Street Institutional Treasury Money Market Fund (Identified cost $1,278,297)	1,278,297	1,278,297

Total Investments | 87.2% (Identified cost $87,363,723) (b)		$99,446,391

Cash and Other Assets in Excess of Liabilities | 12.8%		14,646,897

Net Assets | 100.0%		$114,093,288

The accompanying notes are an integral part of these financial statements.

46  Semi-Annual Report

Description	Shares	Value

Lazard US Mid Cap Equity Portfolio

Common Stocks | 98.0%

Aerospace & Defense | 2.5%
B/E Aerospace, Inc. (a)	13,700	$864,196
Rockwell Collins, Inc.	8,800	558,008
		1,422,204
Alcohol & Tobacco | 4.3%
Molson Coors Brewing Co., Class B	51,575	2,468,380

Banking | 4.5%
East West Bancorp, Inc.	18,700	514,250
Regions Financial Corp.	132,000	1,257,960
Signature Bank (a)	9,100	755,482
		2,527,692
Chemicals | 2.2%
Eastman Chemical Co.	18,000	1,260,180

Commercial Services | 8.5%
Blackhawk Network Holdings, Inc.	37,900	879,280
Corrections Corp. of America	16,986	575,316
Realogy Holdings Corp.	7,200	345,888
Republic Services, Inc.	36,800	1,248,992
The Interpublic Group of Cos., Inc.	50,800	739,140
Vantiv, Inc., Class A (a)	38,200	1,054,320
		4,842,936
Computer Software | 3.7%
Check Point Software Technologies, Ltd. (a)	23,800	1,182,384
Informatica Corp. (a)	15,500	542,190
TIBCO Software, Inc. (a)	18,900	404,460
		2,129,034
Consumer Products | 3.0%
Hasbro, Inc.	38,600	1,730,438

Energy Exploration & Production | 2.7%
EQT Corp.	7,500	595,275
Noble Energy, Inc.	15,200	912,608
		1,507,883
Energy Integrated | 0.6%
Consol Energy, Inc.	11,800	319,780
Description	Shares	Value

Energy Services | 2.4%
Cameron International Corp. (a)	8,000	$489,280
Oil States International, Inc. (a)	5,210	482,654
US Silica Holdings, Inc.	18,000	374,040
		1,345,974
Financial Services | 6.0%
Ameriprise Financial, Inc.	7,000	566,160
IntercontinentalExchange, Inc. (a)	8,250	1,466,520
Lender Processing Services, Inc.	21,700	701,995
Raymond James Financial, Inc.	15,890	682,952
		3,417,627
Food & Beverages | 2.0%
Sysco Corp.	32,500	1,110,200

Health Services | 6.5%
Aetna, Inc.	16,100	1,022,994
AmerisourceBergen Corp.	36,550	2,040,587
Magellan Health Services, Inc. (a)	11,600	650,528
		3,714,109
Insurance | 3.7%
The Hartford Financial Services Group, Inc.	33,800	1,045,096
Willis Group Holdings PLC	25,700	1,048,046
		2,093,142
Manufacturing | 4.0%
Dover Corp.	15,800	1,227,028
Joy Global, Inc.	9,700	470,741
Tyco International, Ltd.	17,400	574,026
		2,271,795
Medical Products | 4.5%
CareFusion Corp. (a)	70,100	2,583,185

Metal & Glass Containers | 1.1%
Owens-Illinois, Inc. (a)	22,500	625,275

Pharmaceutical & Biotechnology | 4.2%
Ariad Pharmaceuticals, Inc. (a)	25,400	444,246
Quintiles Transnational Holdings, Inc.	8,900	378,784
Vertex Pharmaceuticals, Inc. (a)	6,800	543,116
Zoetis, Inc.	33,200	1,025,548
		2,391,694
Real Estate | 5.3%
Kilroy Realty Corp. REIT	16,500	874,665
Lexington Realty Trust REIT	100,600	1,175,008
The Macerich Co. REIT	16,100	981,617
		3,031,290

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  47

Description	Shares	Value

Lazard US Mid Cap Equity Portfolio (concluded)

Retail | 14.6%
Advance Auto Parts, Inc.	10,700	$868,519
American Eagle Outfitters, Inc.	31,705	578,933
AutoZone, Inc. (a)	5,965	2,527,311
Big Lots, Inc. (a)	12,270	386,873
Macy’s, Inc.	43,500	2,088,000
Ross Stores, Inc.	28,700	1,860,047
		8,309,683
Semiconductors & Components | 4.0%
Avago Technologies, Ltd.	23,500	878,430
TE Connectivity, Ltd.	15,700	714,978
Xilinx, Inc.	17,200	681,292
		2,274,700
Technology | 4.3%
Amdocs, Ltd.	10,600	393,154
Fidelity National Information Services, Inc.	32,000	1,370,880
NetScout Systems, Inc. (a)	28,800	672,192
		2,436,226
Technology Hardware | 3.4%
F5 Networks, Inc. (a)	6,400	440,320
NetApp, Inc.	39,830	1,504,777
		1,945,097
Total Common Stocks (Identified cost $50,085,889)		55,758,524
Description	Shares	Value

Preferred Stock | 0.0%

Automotive | 0.0%
Better Place, Inc., Series B (Identified cost $1,307,499) (a), (c)	523,000	$0

Short-Term Investment | 1.7%
State Street Institutional Treasury Money Market Fund (Identified cost $972,984)	972,984	972,984

Total Investments | 99.7% (Identified cost $52,366,372) (b)		$56,731,508

Cash and Other Assets in Excess of Liabilities | 0.3%		172,457

Net Assets | 100.0%		$56,903,965

The accompanying notes are an integral part of these financial statements.

48  Semi-Annual Report

Description	Shares	Value

Lazard US Small-Mid Cap Equity Portfolio

Common Stocks | 95.5%

Aerospace & Defense | 1.3%
B/E Aerospace, Inc. (a)	65,400	$4,125,432

Automotive | 2.0%
Modine Manufacturing Co. (a)	301,520	3,280,538
Tenneco, Inc. (a)	67,650	3,063,192
		6,343,730
Banking | 8.0%
East West Bancorp, Inc.	142,100	3,907,750
EverBank Financial Corp.	236,700	3,919,752
PacWest Bancorp	186,301	5,710,126
Signature Bank (a)	57,500	4,773,650
TCF Financial Corp.	272,400	3,862,632
Wintrust Financial Corp.	83,093	3,180,800
		25,354,710
Chemicals | 2.0%
Rockwood Holdings, Inc.	54,100	3,464,023
Solazyme, Inc. (a)	237,900	2,788,188
		6,252,211
Commercial Services | 2.5%
Blackhawk Network Holdings, Inc.	177,065	4,107,908
KAR Auction Services, Inc.	161,700	3,698,079
		7,805,987
Computer Software | 6.8%
Autodesk, Inc. (a)	84,465	2,866,742
Informatica Corp.	107,950	3,776,091
j2 Global, Inc.	75,160	3,195,052
Red Hat, Inc. (a)	103,050	4,927,851
TIBCO Software, Inc. (a)	103,500	2,214,900
Web.com Group, Inc. (a)	176,100	4,508,160
		21,488,796
Construction & Engineering | 2.5%
MasTec, Inc. (a)	155,100	5,102,790
Quanta Services, Inc. (a)	99,500	2,632,770
		7,735,560
Consumer Products | 3.6%
Central Garden & Pet Co., Class A (a)	74,539	514,319
Hasbro, Inc.	84,800	3,801,584
Matthews International Corp., Class A	117,114	4,415,198
The Middleby Corp. (a)	15,500	2,636,395
		11,367,496
Energy Exploration & Production | 1.2%
PDC Energy, Inc. (a)	74,600	3,840,408
Description	Shares	Value

Energy Services | 4.6%
Dresser-Rand Group, Inc. (a)	62,600	$3,754,748
Key Energy Services, Inc. (a)	566,400	3,370,080
Oil States International, Inc. (a)	37,585	3,481,874
US Silica Holdings, Inc.	185,238	3,849,246
		14,455,948
Financial Services | 2.8%
Raymond James Financial, Inc.	132,610	5,699,578
Waddell & Reed Financial, Inc., Class A	71,400	3,105,900
		8,805,478
Forest & Paper Products | 2.9%
KapStone Paper and Packaging Corp.	67,400	2,708,132
Rock-Tenn Co., Class A	30,900	3,086,292
Schweitzer-Mauduit International, Inc.	69,760	3,479,629
		9,274,053
Health Services | 3.5%
Brookdale Senior Living, Inc. (a)	126,000	3,331,440
Magellan Health Services, Inc. (a)	75,405	4,228,712
Quintiles Transnational Holdings, Inc.	80,400	3,421,824
		10,981,976
Housing | 1.3%
Taylor Morrison Home Corp., Class A	165,100	4,025,138

Insurance | 3.8%
American Equity Investment Life Holding Co.	272,100	4,271,970
Arch Capital Group, Ltd. (a)	57,900	2,976,639
Brown & Brown, Inc.	146,800	4,732,832
		11,981,441
Leisure & Entertainment | 2.9%
Bally Technologies, Inc. (a)	58,940	3,325,395
Hyatt Hotels Corp. (a)	77,065	3,110,343
Texas Roadhouse, Inc.	114,600	2,867,292
		9,303,030
Manufacturing | 12.4%
ACCO Brands Corp. (a)	533,945	3,395,890
Actuant Corp., Class A	149,690	4,935,279
Carpenter Technology Corp.	92,600	4,173,482
FLIR Systems, Inc.	182,610	4,924,992
Joy Global, Inc.	54,720	2,655,562
Kennametal, Inc.	72,742	2,824,572
Littelfuse, Inc.	45,200	3,372,372
Terex Corp. (a)	76,785	2,019,445
The Toro Co.	68,300	3,101,503
TriMas Corp. (a)	150,250	5,601,320
Woodward, Inc.	54,400	2,176,000
		39,180,417

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  49

Description	Shares	Value

Lazard US Small-Mid Cap Equity Portfolio (concluded)

Medical Products | 4.0%
CareFusion Corp. (a)	153,600	$5,660,160
Haemonetics Corp. (a)	98,600	4,077,110
Henry Schein, Inc. (a)	30,300	2,901,225
		12,638,495
Metal & Glass Containers | 1.4%
Owens-Illinois, Inc. (a)	155,000	4,307,450

Metals & Mining | 1.1%
CaesarStone Sdot Yam, Ltd.	130,600	3,556,238

Pharmaceutical & Biotechnology | 2.4%
Ariad Pharmaceuticals, Inc. (a)	211,000	3,690,390
Vertex Pharmaceuticals, Inc. (a)	47,360	3,782,643
		7,473,033
Real Estate | 5.5%
Extra Space Storage, Inc. REIT	111,600	4,679,388
Kilroy Realty Corp. REIT	91,335	4,841,668
Lexington Realty Trust REIT	288,900	3,374,352
The Macerich Co. REIT	73,177	4,461,602
		17,357,010
Retail | 4.7%
Advance Auto Parts, Inc.	45,720	3,711,092
American Eagle Outfitters, Inc.	212,375	3,877,968
Chico’s FAS, Inc.	220,300	3,758,318
Iconix Brand Group, Inc. (a)	116,200	3,417,442
Steven Madden, Ltd. (a)	4,606	222,838
		14,987,658
Semiconductors & Components | 4.6%
LSI Corp. (a)	593,200	4,235,448
Microsemi Corp. (a)	139,100	3,164,525
ON Semiconductor Corp. (a)	434,200	3,508,336
Xilinx, Inc.	94,800	3,755,028
		14,663,337
Technology | 2.5%
NetScout Systems, Inc. (a)	189,830	4,430,632
SS&C Technologies Holdings, Inc. (a)	110,009	3,619,296
		8,049,928
Description	Shares	Value

Telecommunications | 0.8%
Juniper Networks, Inc. (a)	127,000	$2,452,370

Transportation | 2.9%
Alaska Air Group, Inc.	44,920	2,335,840
Echo Global Logistics, Inc. (a)	168,343	3,281,005
Hub Group, Inc., Class A (a)	100,000	3,642,000
		9,258,845
Water | 1.5%
California Water Service Group	239,372	4,670,148

Total Common Stocks (Identified cost $263,628,952)		301,736,323

Preferred Stock | 0.0%

Automotive | 0.0%
Better Place, Inc., Series B (Identified cost $452,901) (a), (c)	181,161	0

Description	Principal Amount (000)	Value

Repurchase Agreement | 3.5%
State Street Bank and Trust Co., 0.01%, 07/01/13 (Dated 06/28/13, collateralized by $11,395,000 United States Treasury Note, 0.625%, 05/31/17, with a value of $11,213,500) Proceeds of $10,991,009 (Identified cost $10,991,000)	$10,991	$10,991,000

Total Investments | 99.0% (Identified cost $275,072,853) (b)		$312,727,323

Cash and Other Assets in Excess of Liabilities | 1.0%		3,262,450

Net Assets | 100.0%		$315,989,773

The accompanying notes are an integral part of these financial statements.

50  Semi-Annual Report

Description	Shares	Value

Lazard Global Listed Infrastructure Portfolio

Common Stocks | 94.8%

Australia | 11.5%
DUET Group	8,058,127	$14,812,815
Macquarie Atlas Roads Group	2,949,301	5,232,729
Spark Infrastructure Group	7,404,709	11,749,379
Transurban Group	2,516,776	15,559,609
		47,354,532
Austria | 1.9%
Flughafen Wien AG	137,970	7,887,530

France | 10.4%
Aeroports de Paris	281,533	27,378,023
Vinci SA	311,531	15,634,213
		43,012,236
Germany | 9.1%
Fraport AG	622,451	37,658,700

Italy | 20.3%
ASTM SpA	546,923	6,225,583
Atlantia SpA	1,944,872	31,720,216
Hera SpA	5,787,993	10,976,948
Snam SpA	2,563,047	11,676,660
Societa Iniziative Autostradali e Servizi SpA	1,404,168	11,487,311
Terna SpA	2,839,975	11,799,713
		83,886,431
Japan | 10.9%
Osaka Gas Co., Ltd.	4,538,300	19,172,693
Toho Gas Co., Ltd.	1,891,350	9,782,845
Tokyo Gas Co., Ltd.	2,860,700	15,806,247
		44,761,785
Luxembourg | 1.5%
SES SA	211,343	6,052,079
Description	Shares	Value

South Korea | 1.9%
Macquarie Korea Infrastructure Fund	1,329,687	$7,963,801

Spain | 6.8%
Abertis Infraestructuras SA	452,197	7,887,267
Enagas SA	161,109	3,981,296
Red Electrica Corporacion SA	293,717	16,152,875
		28,021,438
Switzerland | 4.7%
Flughafen Zuerich AG	38,888	19,535,605

United Kingdom | 1.9%
Pennon Group PLC	793,600	7,779,280

United States | 13.9%
California Water Service Group	402,865	7,859,896
CSX Corp.	677,300	15,706,587
Norfolk Southern Corp.	271,537	19,727,163
PG&E Corp.	174,379	7,974,352
SJW Corp.	154,000	4,034,800
Union Pacific Corp.	14,106	2,176,274
		57,479,072
Total Common Stocks (Identified cost $384,641,109)		391,392,489

Short-Term Investment | 2.6%
State Street Institutional Treasury Money Market Fund (Identified cost $10,602,583)	10,602,583	10,602,583

Total Investments | 97.4% (Identified cost $395,243,692) (b), (d)		$401,995,072

Cash and Other Assets in Excess of Liabilities | 2.6%		10,536,857

Net Assets | 100.0%		$412,531,929

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  51

Lazard Global Listed Infrastructure Portfolio (concluded)

Forward Currency Contracts open at June 30, 2013:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
EUR	RBC	09/25/13	14,226,940	$18,639,454	$18,525,411	$—	$114,043
GBP	RBC	09/25/13	1,431,075	2,205,986	2,175,387	—	30,599
Total Forward Currency Purchase Contracts				$20,845,440	$20,700,798	$—	$144,642

Forward Currency Sale Contracts
AUD	HSB	09/25/13	31,198,959	$28,939,530	$28,357,689	$581,841	$—
AUD	RBC	09/25/13	26,085,225	24,155,935	23,709,659	446,276	—
CHF	CSF	09/25/13	842,418	916,469	892,557	23,912	—
CHF	CSF	09/25/13	17,336,098	18,611,347	18,367,912	243,435	—
EUR	BRC	09/25/13	36,620,146	48,361,811	47,684,411	677,400	—
EUR	CAN	09/25/13	37,221,479	49,172,552	48,467,428	705,124	—
EUR	CIT	09/25/13	32,561,447	43,022,528	42,399,432	623,096	—
EUR	RBC	09/25/13	64,975,500	85,790,532	84,606,938	1,183,594	—
GBP	RBC	09/25/13	6,581,449	10,165,345	10,004,508	160,837	—
JPY	HSB	09/25/13	1,620,551,072	16,555,240	16,346,036	209,204	—
JPY	MEL	09/25/13	2,873,272,940	29,337,672	28,981,884	355,788	—
KRW	MEL	09/23/13	9,584,809,976	8,444,766	8,361,570	83,196	—
Total Forward Currency Sale Contracts				$363,473,727	$358,180,024	5,293,703	—
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$5,293,703	$144,642

The accompanying notes are an integral part of these financial statements.

52  Semi-Annual Report

Description	Shares	Value

Lazard International Equity Portfolio

Common Stocks | 97.9%

Australia | 2.2%
Ansell, Ltd.	94,239	$1,519,464
James Hardie Industries PLC	279,395	2,399,339
		3,918,803
Belgium | 3.4%
Anheuser-Busch InBev NV	67,470	6,006,166

Bermuda | 1.3%
Signet Jewelers, Ltd.	32,306	2,206,689

Brazil | 0.7%
Estacio Participacoes SA	164,900	1,192,769

Canada | 3.0%
MacDonald Dettwiler & Associates, Ltd.	28,500	1,891,509
Potash Corp. of Saskatchewan, Inc.	29,930	1,141,763
Rogers Communications, Inc., Class B	55,700	2,182,029
		5,215,301
Denmark | 0.9%
Carlsberg A/S, Class B	18,359	1,643,630

Finland | 1.5%
Sampo Oyj, A Shares	67,943	2,647,833

France | 8.4%
BNP Paribas SA	72,290	3,949,690
European Aeronautic Defence and Space Co. NV	31,792	1,699,353
Sanofi SA	43,927	4,552,477
Technip SA	18,958	1,925,027
Valeo SA	41,421	2,603,316
		14,729,863
Germany | 8.6%
Bayer AG	40,950	4,367,078
Bayerische Motoren Werke AG	26,401	2,308,630
Merck KGaA	20,758	3,162,649
RTL Group	27,341	2,248,475
SAP AG	38,847	2,844,797
		14,931,629
Indonesia | 0.8%
PT Bank Mandiri (Persero) Tbk ADR	164,000	1,467,800
Description	Shares	Value

Ireland | 1.1%
Ryanair Holdings PLC Sponsored ADR	38,700	$1,994,211

Italy | 2.5%
Atlantia SpA	119,495	1,948,924
Eni SpA	114,830	2,358,611
		4,307,535
Japan | 18.6%
AEON Financial Service Co., Ltd.	78,800	2,231,793
Asics Corp.	155,990	2,470,864
Daikin Industries, Ltd.	39,000	1,576,830
Daito Trust Construction Co., Ltd.	17,300	1,630,924
Daiwa House Industry Co., Ltd.	114,000	2,127,586
Don Quijote Co., Ltd.	68,300	3,322,721
Japan Tobacco, Inc.	78,600	2,777,707
Komatsu, Ltd.	97,000	2,242,599
LIXIL Group Corp.	118,500	2,887,825
Makita Corp.	30,500	1,648,316
Seven & I Holdings Co., Ltd.	78,100	2,854,532
Sumitomo Mitsui Financial Group, Inc.	96,500	4,427,052
Yahoo Japan Corp.	4,505	2,221,159
		32,419,908
Netherlands | 0.5%
Koninklijke KPN NV	417,934	868,774

New Zealand | 0.6%
Telecom Corp. of New Zealand, Ltd.	633,520	1,104,629

Norway | 0.8%
Petroleum Geo-Services ASA	116,641	1,420,964

Philippines | 1.3%
BDO Unibank, Inc.	532,310	1,047,369
LT Group, Inc.	2,253,100	1,178,705
		2,226,074
Russia | 1.0%
Sberbank of Russia (e)	579,201	1,648,250

South Africa | 1.1%
Mediclinic International, Ltd.	283,184	1,966,951

South Korea | 1.9%
Hyundai Mobis	7,534	1,800,956
Samsung Electronics Co., Ltd. GDR	2,592	1,511,136
		3,312,092

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  53

Description	Shares	Value

Lazard International Equity Portfolio (concluded)

Spain | 2.5%
Mediaset Espana Comunicacion SA (a)	174,141	$1,516,426
Red Electrica Corporacion SA	51,785	2,847,900
		4,364,326
Sweden | 4.3%
Assa Abloy AB, Class B	72,302	2,833,386
Getinge AB, B Shares	38,013	1,155,224
Swedbank AB, A Shares	107,419	2,463,584
Volvo AB, B Shares	83,152	1,113,471
		7,565,665
Switzerland | 6.9%
GAM Holding AG	114,997	1,765,345
Glencore Xstrata PLC	412,378	1,706,942
Novartis AG	94,618	6,721,579
Swatch Group AG	3,509	1,920,653
		12,114,519
Thailand | 0.9%
Krung Thai Bank Public Co. Ltd. (e)	2,280,100	1,492,376

Turkey | 1.3%
Koc Holding AS	204,886	983,691
Turkcell Iletisim Hizmetleri AS (a)	206,484	1,199,057
		2,182,748
United Kingdom | 21.8%
BG Group PLC	83,839	1,426,254
British American Tobacco PLC	66,120	3,386,533
Direct Line Insurance Group PLC	681,022	2,413,414
Informa PLC	474,649	3,538,116
International Consolidated Airlines Group SA (a)	183,300	735,727
Ladbrokes PLC	81,406	247,505
Description	Shares	Value

Lloyds Banking Group PLC (a)	3,269,975	$3,141,242
Prudential PLC	237,780	3,887,752
Reed Elsevier PLC	188,175	2,137,949
Rexam PLC	502,688	3,650,789
Royal Dutch Shell PLC, A Shares	130,673	4,173,688
Standard Chartered PLC	116,472	2,527,903
Taylor Wimpey PLC	958,410	1,395,741
Unilever PLC	134,996	5,465,674
		38,128,287
Total Common Stocks (Identified cost $150,536,229)		171,077,792

Description	Principal Amount (000)	Value

Repurchase Agreement | 2.4%
State Street Bank and Trust Co., 0.01%, 07/01/13 (Dated 06/28/13, collateralized by $4,365,000 United States Treasury Note, 0.625%, 05/31/17, with a value of $4,295,474) Proceeds of $4,209,004 (Identified cost $4,209,000)	$4,209	$4,209,000

Total Investments | 100.3% (Identified cost $154,745,229) (b)		$175,286,792

Liabilities in Excess of Cash and Other Assets | (0.3)%		(485,494)

Net Assets | 100.0%		$174,801,298

The accompanying notes are an integral part of these financial statements.

54  Semi-Annual Report

Description	Shares	Value

Lazard International Equity Select Portfolio

Common Stocks | 98.3%

Australia | 1.5%
BHP Billiton, Ltd.	8,516	$244,319

Belgium | 3.6%
Anheuser-Busch InBev NV	6,475	576,403

Bermuda | 1.2%
Signet Jewelers, Ltd.	2,802	191,393

Brazil | 4.1%
BB Seguridade Participacoes SA	20,000	157,394
Cielo SA	8,418	210,964
Estacio Participacoes SA	22,800	164,919
Vale SA Sponsored ADR	9,330	122,689
		655,966
China | 2.1%
Baidu, Inc. Sponsored ADR (a)	1,410	133,287
China Construction Bank Corp., Class H	297,000	210,227
		343,514
Denmark | 0.9%
Carlsberg A/S, Class B	1,563	139,931

Finland | 1.4%
Sampo Oyj, A Shares	5,843	227,710

France | 6.9%
BNP Paribas SA	5,503	300,666
Sanofi SA	4,215	436,831
Technip SA	1,662	168,762
Valeo SA	3,174	199,487
		1,105,746
Germany | 7.0%
Bayer AG	2,556	272,582
Bayerische Motoren Werke AG	2,371	207,332
Merck KGaA	1,455	221,681
SAP AG	5,824	426,496
		1,128,091
Hong Kong | 1.6%
China Mobile, Ltd. Sponsored ADR	4,862	251,706
Description	Shares	Value

Indonesia | 2.5%
PT Bank Mandiri (Persero) Tbk	167,000	$151,436
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	5,969	255,115
		406,551
Ireland | 1.6%
Ryanair Holdings PLC Sponsored ADR	4,920	253,528

Italy | 2.0%
Atlantia SpA	9,872	161,009
Eni SpA	7,889	162,040
		323,049
Japan | 11.8%
Daiwa House Industry Co., Ltd.	6,000	111,978
Japan Tobacco, Inc.	4,900	173,165
Komatsu, Ltd.	7,500	173,397
LIXIL Group Corp.	9,800	238,824
Makita Corp.	5,000	270,216
Seven & I Holdings Co., Ltd.	9,017	329,569
Sumitomo Mitsui Financial Group, Inc.	8,276	379,671
Yahoo Japan Corp.	457	225,321
		1,902,141
Macau | 1.6%
Sands China, Ltd.	53,000	251,126

Norway | 0.9%
Petroleum Geo-Services ASA	11,920	145,214

Philippines | 1.0%
LT Group, Inc.	295,900	154,800

Russia | 3.2%
Mobile TeleSystems OJSC Sponsored ADR	10,311	195,290
Sberbank of Russia (e)	113,065	321,753
		517,043
South Africa | 1.9%
Mediclinic International, Ltd.	26,970	187,329
Mr Price Group, Ltd.	8,082	110,131
		297,460
South Korea | 3.3%
Hotel Shilla Co., Ltd.	2,397	128,030
Hyundai Mobis	920	219,920
Samsung Electronics Co., Ltd.	159	186,838
		534,788

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  55

Description	Shares	Value

Lazard International Equity Select Portfolio (concluded)

Spain | 1.0%
Red Electrica Corporacion SA	2,941	$161,739

Sweden | 4.9%
Assa Abloy AB, Class B	8,767	343,563
Getinge AB, B Shares	5,172	157,178
Swedbank AB, A Shares	7,382	169,301
Volvo AB, B Shares	8,686	116,313
		786,355
Switzerland | 5.4%
Cie Financiere Richemont SA	1,525	134,894
Novartis AG	8,002	568,455
Swatch Group AG	294	160,921
		864,270
Taiwan | 2.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	109,341	404,953

Thailand | 1.0%
Kasikornbank Public Co. Ltd.	25,500	161,148

Turkey | 3.1%
Koc Holding AS	27,550	132,272
Turkcell Iletisim Hizmetleri AS (a)	40,722	236,474
Turkiye Halk Bankasi AS	15,734	133,380
		502,126
Description	Shares	Value

United Kingdom | 20.3%
Associated British Foods PLC	5,334	$140,756
BG Group PLC	9,362	159,265
British American Tobacco PLC	4,549	232,991
HSBC Holdings PLC	22,570	234,116
Informa PLC	34,003	253,464
Ladbrokes PLC	26,914	81,829
Lloyds Banking Group PLC (a)	218,264	209,671
Petrofac, Ltd.	6,577	119,839
Prudential PLC	28,313	462,924
Rexam PLC	37,452	271,996
Royal Dutch Shell PLC, A Shares	8,525	272,365
Tullow Oil PLC	7,384	112,419
Unilever PLC	12,865	520,874
Wolseley PLC	4,300	198,361
		3,270,870
Total Common Stocks (Identified cost $15,017,019)		15,801,940

Short-Term Investment | 1.6%
State Street Institutional Treasury Money Market Fund (Identified cost $259,643)	259,643	259,643

Total Investments | 99.9% (Identified cost $15,276,662) (b)		$16,061,583

Cash and Other Assets in Excess of Liabilities | 0.1%		12,289

Net Assets | 100.0%		$16,073,872

The accompanying notes are an integral part of these financial statements.

56  Semi-Annual Report

Description	Shares	Value

Lazard International Strategic Equity Portfolio

Common Stocks | 96.2%

Australia | 6.3%
Amcor, Ltd.	3,346,169	$31,030,820
Ansell, Ltd.	2,608,956	42,065,542
Caltex Australia, Ltd.	1,688,138	27,867,152
James Hardie Industries PLC	2,980,403	25,594,580
		126,558,094
Belgium | 2.0%
Anheuser-Busch InBev NV	453,193	40,343,153

Bermuda | 1.8%
Signet Jewelers, Ltd.	514,495	35,143,016

Brazil | 2.2%
Estacio Participacoes SA	3,936,500	28,473,843
LPS Brasil Consultoria de Imoveis SA	1,879,000	15,561,844
		44,035,687
Canada | 1.1%
Home Capital Group, Inc.	431,111	22,762,759

Denmark | 1.6%
Carlsberg A/S, Class B	348,714	31,219,400

Egypt | 0.0%
Eastern Tobacco SAE	12,393	162,430

Finland | 3.5%
Sampo Oyj, A Shares	1,776,846	69,246,149

France | 9.3%
BNP Paribas SA	799,306	43,671,471
European Aeronautic Defence and Space Co. NV	494,809	26,448,647
Sanofi SA	571,118	59,189,144
Technip SA	340,161	34,540,517
Valeo SA	361,606	22,726,989
		186,576,768
Germany | 4.5%
Merck KGaA	165,221	25,172,752
Sky Deutschland AG (a)	4,679,317	32,585,943
Symrise AG	803,515	32,537,789
		90,296,484
Description	Shares	Value

Indonesia | 2.1%
PT Bank Mandiri (Persero) Tbk	22,536,600	$20,436,212
PT Media Nusantara Citra Tbk	68,279,500	21,498,583
		41,934,795
Ireland | 3.6%
Kerry Group PLC Class A	553,235	30,533,005
Ryanair Holdings PLC Sponsored ADR	793,370	40,882,356
		71,415,361
Italy | 0.7%
Mediaset SpA (a)	3,767,019	14,219,681

Japan | 14.0%
AEON Financial Service Co., Ltd.	1,263,200	35,776,657
Asics Corp.	2,323,950	36,811,105
Daikin Industries, Ltd.	593,700	24,004,204
Don Quijote Co., Ltd.	1,071,900	52,146,779
Japan Tobacco, Inc.	842,500	29,773,770
LIXIL Group Corp.	1,837,800	44,786,878
Makita Corp.	1,064,100	57,507,320
		280,806,713
Macau | 1.5%
Sands China, Ltd.	6,458,000	30,599,532

Philippines | 3.8%
Alliance Global Group, Inc.	54,956,600	29,768,158
GT Capital Holdings, Inc.	903,580	16,628,382
LT Group, Inc.	34,770,900	18,190,332
Security Bank Corp.	3,550,760	12,427,660
		77,014,532
Russia | 1.0%
Sberbank of Russia (e)	6,709,381	19,093,087

South Africa | 2.8%
Life Healthcare Group Holdings Pte, Ltd.	3,028,321	11,488,261
Mediclinic International, Ltd.	4,185,640	29,072,796
Nampak, Ltd.	4,640,409	15,421,008
		55,982,065
Spain | 1.6%
Mediaset Espana Comunicacion SA (a)	3,627,598	31,589,250

Sweden | 4.3%
Assa Abloy AB, Class B	829,978	32,525,345
Electrolux AB, Series B	1,280,919	32,356,762
Getinge AB, B Shares	668,116	20,304,207
		85,186,314

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  57

Description	Shares	Value

Lazard International Strategic Equity Portfolio (concluded)

Switzerland | 6.9%
Cie Financiere Richemont SA	324,010	$28,660,246
GAM Holding AG	1,746,445	26,810,071
Novartis AG	772,228	54,858,397
Swatch Group AG	50,261	27,510,388
		137,839,102
Thailand | 1.4%
Kasikornbank Public Co. Ltd.	4,331,100	27,370,485

Turkey | 0.5%
Turkiye Halk Bankasi AS	1,240,640	10,517,169

United Kingdom | 19.7%
AMEC PLC	1,847,171	28,235,012
Associated British Foods PLC	1,362,402	35,951,711
BBA Aviation PLC	4,936,229	21,029,223
British American Tobacco PLC	868,785	44,497,409
Informa PLC	7,150,130	53,298,311
International Consolidated Airlines Group SA (a)	5,087,076	20,418,434
Description	Shares	Value

Lloyds Banking Group PLC (a)	32,125,961	$30,861,218
Prudential PLC	3,209,149	52,470,253
Rexam PLC	5,946,659	43,187,814
Tullow Oil PLC	1,669,975	25,424,877
Unilever PLC	961,404	38,925,015
		394,299,277
Total Common Stocks (Identified cost $1,712,828,227)		1,924,211,303

Short-Term Investment | 5.2%
State Street Institutional Treasury Money Market Fund (Identified cost $104,377,021)	104,377,021	104,377,021

Total Investments | 101.4% (Identified cost $1,817,205,248) (b)		$2,028,588,324

Liabilities in Excess of Cash and Other Assets | (1.4)%		(28,192,025)

Net Assets | 100.0%		$2,000,396,299

The accompanying notes are an integral part of these financial statements.

58  Semi-Annual Report

Description	Shares	Value

Lazard International Small Cap Equity Portfolio

Common Stocks | 96.5%

Australia | 6.1%
Ansell, Ltd.	35,725	$576,012
Echo Entertainment Group, Ltd.	110,672	309,718
James Hardie Industries PLC	75,219	645,952
M2 Telecommunications Group, Ltd.	119,122	637,317
Macquarie Atlas Roads Group	319,679	567,183
OrotonGroup, Ltd.	71,155	458,127
Super Retail Group, Ltd.	44,900	491,528
		3,685,837
Austria | 1.8%
AMS AG	8,187	605,000
Kapsch TrafficCom AG	10,722	516,103
		1,121,103
Belgium | 4.5%
Arseus NV	27,002	709,972
bpost SA	17,000	315,988
EVS Broadcast Equipment SA	10,159	705,339
Kinepolis Group NV	7,747	1,029,867
		2,761,166
Brazil | 0.9%
Brasil Insurance Participacoes e Administracao SA	58,500	574,421

China | 3.2%
Biostime International Holdings, Ltd.	121,000	675,511
Greatview Aseptic Packaging Co., Ltd.	931,000	576,170
Prince Frog International Holdings, Ltd.	1,008,000	697,902
		1,949,583
France | 2.9%
Ingenico SA	13,985	932,023
Valeo SA	13,186	828,742
		1,760,765
Germany | 9.3%
Aurelius AG	26,476	636,177
CompuGroup Medical AG	48,683	1,157,420
CTS Eventim AG	21,414	863,243
Deutsche Wohnen AG	32,623	553,939
Freenet AG	27,400	598,462
NORMA Group SE	20,864	756,068
Wirecard AG	39,310	1,069,920
		5,635,229
Description	Shares	Value

Indonesia | 1.0%
PT Bank Pembangunan Daerah Jawa Barat dan Banten Tbk	5,096,000	$605,872

Israel | 1.5%
CaesarStone Sdot Yam, Ltd.	22,200	604,506
Kamada, Ltd.	27,400	304,688
		909,194
Italy | 2.8%
Azimut Holding SpA	65,740	1,197,130
Mediolanum SpA	79,273	491,164
		1,688,294
Japan | 23.8%
Ain Pharmaciez, Inc.	19,500	840,517
Anritsu Corp.	43,400	514,166
Asahi Co., Ltd.	50,400	740,907
Don Quijote Co., Ltd.	25,800	1,255,142
Doshisha Co., Ltd.	57,400	818,346
JAFCO Co., Ltd.	25,600	976,971
Misumi Group, Inc.	32,400	890,853
OSG Corp.	54,300	813,569
Rinnai Corp.	9,200	654,890
Santen Pharmaceutical Co., Ltd.	16,890	727,166
Ship Healthcare Holdings, Inc.	17,500	644,031
Suruga Bank, Ltd.	74,300	1,349,956
Tamron Co., Ltd.	26,100	546,053
Topcon Corp.	64,700	656,263
USS Co., Ltd.	8,030	1,019,336
Valor Co., Ltd.	45,000	836,661
Wacom Co., Ltd.	54,822	604,159
Yumeshin Holdings Co., Ltd.	109,100	576,411
		14,465,397
Netherlands | 1.3%
Aalberts Industries NV	36,429	814,163

Norway | 3.1%
Kongsberg Gruppen ASA	45,061	816,007
Petroleum Geo-Services ASA	49,502	603,052
TGS Nopec Geophysical Co. ASA	16,468	478,504
		1,897,563
Russia | 0.8%
Globaltrans Investment PLC Sponsored GDR	35,575	488,800

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  59

Description	Shares	Value

Lazard International Small Cap Equity Portfolio (concluded)

Singapore | 1.8%
Ezra Holdings, Ltd. (a)	664,000	$489,815
XP Power, Ltd.	32,292	603,617
		1,093,432
Sweden | 3.1%
Indutrade AB	16,413	507,851
Intrum Justitia AB	33,120	679,083
Loomis AB, B Shares	36,048	692,083
		1,879,017
Switzerland | 2.5%
Dufry AG (a)	7,814	948,054
GAM Holding AG	36,215	555,945
		1,503,999
Taiwan | 2.2%
Makalot Industrial Co., Ltd.	159,000	758,634
Radiant Opto-Electronics Corp.	183,000	600,210
		1,358,844
Turkey | 1.8%
TAV Havalimanlari Holding AS	97,319	570,179
Turkiye Sinai Kalkinma Bankasi AS	504,919	500,024
		1,070,203
United Kingdom | 22.1%
Abcam PLC	84,982	586,164
Aberdeen Asset Management PLC	123,211	717,358
APR Energy PLC	38,522	588,830
Ashtead Group PLC	84,426	828,872
Dignity PLC	40,593	842,132
Direct Line Insurance Group PLC	223,276	791,248
Elementis PLC	168,734	563,059
Hansteen Holdings PLC REIT	488,010	601,213
Hunting PLC	54,689	608,872
IG Group Holdings PLC	145,752	1,285,752
Intertek Group PLC	14,205	631,517
Description	Shares	Value

John Wood Group PLC	47,831	$588,899
Provident Financial PLC	32,367	733,014
Rightmove PLC	27,070	858,027
RPC Group PLC	89,208	554,935
Spectris PLC	21,086	612,551
Synergy Health PLC	39,562	678,738
Taylor Wimpey PLC	479,754	698,670
Workspace Group PLC REIT	115,149	679,527
		13,449,378
Total Common Stocks
(Identified cost $47,474,539)		58,712,260

Preferred Stocks | 1.9%

Brazil | 0.9%
Banco ABC Brasil SA	87,079	509,279

Germany | 1.0%
Sartorius AG	5,817	625,725

Total Preferred Stocks
(Identified cost $1,203,799)		1,135,004

Short-Term Investment | 1.6%
State Street Institutional Treasury Money Market Fund (Identified cost $1,002,836)	1,002,836	1,002,836

Total Investments | 100.0%
(Identified cost $49,681,174) (b)		$60,850,100

Cash and Other Assets in Excess of Liabilities | 0.0%		29,693

Net Assets | 100.0%		$60,879,793

The accompanying notes are an integral part of these financial statements.

60  Semi-Annual Report

Description	Shares	Value

Lazard Emerging Markets Equity Portfolio

Common Stocks | 95.7%

Argentina | 0.7%
YPF Sociedad Anonima Sponsored ADR	6,676,723	$98,548,432

Brazil | 12.9%
Banco do Brasil SA	45,777,910	453,604,137
BB Seguridade Participacoes SA	24,303,700	191,262,228
CCR SA	22,674,300	180,471,718
Cielo SA	19,963,030	500,294,726
Natura Cosmeticos SA	8,110,300	177,373,626
Souza Cruz SA	11,927,325	147,264,124
Vale SA Sponsored ADR	18,331,500	241,059,225
		1,891,329,784
China | 8.1%
Baidu, Inc. Sponsored ADR (a)	2,798,100	264,504,393
China Construction Bank Corp., Class H	679,069,220	480,668,642
CNOOC, Ltd.	107,816,000	182,935,716
NetEase, Inc. Sponsored ADR	2,910,304	183,843,904
Weichai Power Co., Ltd., Class H	26,365,000	77,503,626
		1,189,456,281
Colombia | 1.2%
Pacific Rubiales Energy Corp.	10,187,900	178,920,332

Egypt | 1.5%
Commercial International Bank Egypt SAE GDR	20,978,361	82,864,526
Eastern Tobacco SAE	207,400	2,718,314
Orascom Construction Industries (a)	4,079,847	139,494,865
		225,077,705
Hong Kong | 3.0%
China Mobile, Ltd. Sponsored ADR	6,719,604	347,873,899
Huabao International Holdings, Ltd.	201,268,000	89,007,838
		436,881,737
Hungary | 1.6%
OTP Bank PLC	10,930,644	229,376,752
Description	Shares	Value

India | 4.2%
Bank of India	15,101,244	$59,045,419
Bharat Heavy Electricals, Ltd.	31,186,042	91,786,937
Jindal Steel & Power, Ltd.	17,971,579	65,369,067
Punjab National Bank, Ltd.	13,827,868	151,716,785
Tata Consultancy Services, Ltd.	9,426,962	241,285,809
		609,204,017
Indonesia | 6.5%
PT Astra International Tbk	129,005,860	90,986,501
PT Bank Mandiri (Persero) Tbk	265,462,430	240,721,599
PT Semen Indonesia (Persero) Tbk	70,425,300	121,337,292
PT Tambang Batubara Bukit Asam (Persero) Tbk	9,486,700	12,712,656
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	7,740,639	330,834,911
PT United Tractors Tbk	80,647,484	147,887,578
		944,480,537
Macau | 1.2%
Wynn Macau, Ltd.	64,360,000	174,673,706

Malaysia | 0.8%
British American Tobacco Malaysia Berhad	6,040,500	113,946,447

Mexico | 3.4%
America Movil SAB de CV, Series L ADR	5,691,170	123,782,947
Grupo Mexico SAB de CV, Series B	40,358,347	116,800,606
Grupo Televisa SAB Sponsored ADR	4,198,400	104,288,256
Kimberly-Clark de Mexico SAB de CV, Series A	48,523,895	159,156,743
		504,028,552
Pakistan | 1.7%
Oil & Gas Development Co., Ltd.	48,997,449	112,275,561
Pakistan Petroleum, Ltd.	60,842,585	128,961,821
		241,237,382
Philippines | 1.9%
Philippine Long Distance Telephone Co. Sponsored ADR	4,018,750	272,712,375

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  61

Description	Shares	Value

Lazard Emerging Markets Equity Portfolio (concluded)

Russia | 10.3%
Gazprom OAO Sponsored ADR	24,637,130	$162,112,315
Lukoil OAO Sponsored ADR	1,863,779	106,980,915
Magnit OJSC Sponsored GDR (e), (f)	2,592,265	148,277,558
MegaFon OAO GDR (e), (f)	5,497,746	171,804,563
Mobile TeleSystems OJSC Sponsored ADR	17,823,643	337,579,798
Oriflame Cosmetics SA SDR	2,424,084	76,741,032
Sberbank of Russia (e)	155,755,933	443,239,331
TNK-BP Holding (a), (e)	36,996,769	52,213,503
		1,498,949,015
South Africa | 10.5%
Bidvest Group, Ltd.	9,336,319	231,352,531
Imperial Holdings, Ltd.	4,995,829	106,061,646
Murray & Roberts Holdings, Ltd. (a)	1,351,198	3,435,047
Nedbank Group, Ltd.	6,829,642	121,274,759
PPC, Ltd.	29,152,066	87,853,885
Sanlam, Ltd.	29,035,115	135,114,672
Shoprite Holdings, Ltd.	16,006,472	300,372,841
Standard Bank Group, Ltd.	9,025,077	101,781,537
Tiger Brands, Ltd.	4,315,184	129,171,117
Truworths International, Ltd.	10,038,028	88,295,612
Vodacom Group, Ltd.	12,306,493	130,745,712
Woolworths Holdings, Ltd.	16,342,731	106,487,605
		1,541,946,964
South Korea | 13.4%
Coway Co., Ltd.	4,031,959	196,999,529
Hanwha Life Insurance Co., Ltd.	29,652,993	170,847,769
Hyundai Mobis	1,144,317	273,541,912
KB Financial Group, Inc.	7,488,760	224,259,526
KT&G Corp.	3,378,037	219,474,056
NHN Corp.	451,369	114,813,445
Samsung Electronics Co., Ltd.	353,165	414,997,093
Shinhan Financial Group Co., Ltd.	10,381,564	341,794,848
		1,956,728,178
Taiwan | 5.1%
Hon Hai Precision Industry Co., Ltd.	61,392,118	151,580,419
MediaTek, Inc.	10,880,421	126,516,523
Taiwan Semiconductor Manufacturing Co., Ltd.	124,403,284	460,737,530
		738,834,472
Description	Shares	Value

Thailand | 2.6%
CP All Public Co. Ltd. (e)	76,885,600	$96,680,264
PTT Exploration & Production Public Co. Ltd. (e)	25,941,170	132,570,545
The Siam Cement Public Co. Ltd.	10,554,100	155,852,904
		385,103,713
Turkey | 5.1%
Akbank TAS	38,772,172	158,007,607
Koc Holding AS	38,529,156	184,984,697
Turkcell Iletisim Hizmetleri AS (a)	29,878,506	173,505,090
Turkiye Is Bankasi AS, C Shares	77,715,966	229,678,543
		746,175,937
Total Common Stocks
(Identified cost $13,975,856,577)		13,977,612,318

Preferred Stock | 1.2%

Brazil | 1.2%
Companhia de Bebidas das Americas SA Sponsored ADR (Identified cost $139,963,853)	4,844,748	180,951,337

Short-Term Investment | 2.5%
State Street Institutional Treasury Money Market Fund (Identified cost $361,652,773)	361,652,773	361,652,773

Total Investments | 99.4%
(Identified cost $14,477,473,203) (b)		$14,520,216,428

Cash and Other Assets in Excess of Liabilities | 0.6%		94,760,890

Net Assets | 100.0%		$14,614,977,318

The accompanying notes are an integral part of these financial statements.

62  Semi-Annual Report

Description	Shares	Value

Lazard Developing Markets Equity Portfolio

Common Stocks | 91.8%

Brazil | 9.8%
Cia Hering	291,811	$4,120,808
Cyrela Brazil Realty SA Empreendimentos e Participacoes	1,547,960	10,641,856
Estacio Participacoes SA	1,229,200	8,891,159
Gerdau SA Sponsored ADR	945,350	5,397,949
Localiza Rent a Car SA	332,620	4,706,037
Petroleo Brasileiro SA Sponsored ADR	749,600	10,989,136
Totvs SA	354,463	5,520,241
Vale SA Sponsored ADR	617,515	8,120,322
		58,387,508
China | 18.2%
AAC Technologies Holdings, Inc.	1,884,700	10,594,687
Agricultural Bank of China, Ltd., Class H	25,318,500	10,445,936
Baidu, Inc. Sponsored ADR (a)	101,500	9,594,795
China Construction Bank Corp., Class H	5,971,184	4,226,610
China Merchants Bank Co., Ltd., Class H	4,414,711	7,365,393
China National Materials Co., Ltd., Class H	19,571,890	3,835,622
China State Construction International Holdings, Ltd.	7,429,340	11,609,466
Daphne International Holdings, Ltd.	8,051,000	6,882,128
First Tractor Co., Ltd., Class H	4,370,000	2,405,851
Hengdeli Holdings, Ltd.	28,887,600	6,555,163
Ping An Insurance (Group) Co. of China, Ltd., Class H	1,625,000	10,936,624
Vinda International Holdings, Ltd.	6,220,000	6,327,422
Zhuzhou CSR Times Electric Co., Ltd., Class H	4,875,000	12,281,703
Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	7,395,600	5,301,608
		108,363,008
Colombia | 5.2%
Bancolombia SA Sponsored ADR	143,100	8,085,150
Cemex Latam Holdings SA (a)	1,168,800	7,785,168
Pacific Rubiales Energy Corp.	841,829	14,784,236
		30,654,554
Description	Shares	Value

Hong Kong | 3.2%
Kunlun Energy Co., Ltd.	3,032,000	$5,386,887
Techtronic Industries Co., Ltd	5,711,500	13,726,363
		19,113,250
India | 10.4%
Cairn India, Ltd.	2,454,374	11,954,877
HDFC Bank, Ltd. Sponsored ADR	279,100	10,114,584
ICICI Bank, Ltd. Sponsored ADR	439,230	16,800,547
Maruti Suzuki India, Ltd.	465,527	12,010,479
Shriram Transport Finance Co., Ltd.	926,619	11,117,869
		61,998,356
Indonesia | 2.8%
PT Bank Rakyat Indonesia (Persero) Tbk	14,770,300	11,533,484
PT XL Axiata Tbk	10,671,500	5,187,908
		16,721,392
Macau | 2.3%
Sands China, Ltd.	2,855,200	13,528,613

Mexico | 2.7%
Genomma Lab Internacional SAB de CV, B Shares (a)	4,527,500	8,941,476
Grupo Financiero Banorte SAB de CV, Class O	1,177,857	7,035,808
		15,977,284
Peru | 1.0%
Credicorp, Ltd.	48,800	6,244,448

Philippines | 1.0%
SM Investments Corp.	233,991	5,795,610

Qatar | 0.9%
Qatar Electricity & Water Co.	121,146	5,227,863

Russia | 17.2%
Alliance Oil Co., Ltd. SDR (a)	738,844	4,051,132
Eurasia Drilling Co., Ltd. GDR	195,729	7,306,564
Globaltrans Investment PLC Sponsored GDR	1,294,392	17,784,946
Novatek OAO Sponsored GDR	161,896	19,346,572
Sberbank of Russia (e)	4,686,020	13,335,148
TMK OAO GDR	770,893	8,865,269
VTB Bank OJSC (e)	1,361,350,970	1,944,009
VTB Bank OJSC GDR	2,848,098	8,088,598
X5 Retail Group NV GDR (a)	419,948	7,601,059
Yandex NV Class A (a)	492,300	13,602,249
		101,925,546

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  63

Description	Shares	Value

Lazard Developing Markets Equity Portfolio (concluded)

South Africa | 2.8%
Barloworld, Ltd.	525,449	$4,332,208
Exxaro Resources, Ltd.	470,988	6,936,377
Standard Bank Group, Ltd.	462,717	5,218,354
		16,486,939
South Korea | 4.7%
Kia Motors Corp.	135,066	7,344,336
Samsung Electronics Co., Ltd.	17,425	20,475,767
		27,820,103
Taiwan | 3.9%
Catcher Technology Co., Ltd. (a)	1,460,000	7,599,346
MediaTek, Inc.	406,000	4,720,930
TPK Holding Co., Ltd.	664,000	10,634,280
		22,954,556
Turkey | 3.6%
Aselsan Elektronik Sanayi Ve Ticaret AS	1,815,304	7,981,427
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	6,171,748	8,703,870
TAV Havalimanlari Holding AS	769,800	4,510,157
		21,195,454
United States | 2.1%
First Cash Financial Services, Inc. (a)	140,600	6,918,926
Freeport-McMoRan Copper & Gold, Inc.	207,100	5,718,031
		12,636,957
Total Common Stocks
(Identified cost $623,440,185)		545,031,441
Description	Shares	Value

Preferred Stocks | 3.1%

Brazil | 3.1%
Banco Bradesco SA ADR	702,988	$9,145,874
Marcopolo SA	1,648,100	9,439,451

Total Preferred Stocks
(Identified cost $20,644,158)		18,585,325

Short-Term Investment | 3.5%
State Street Institutional Treasury Money Market Fund (Identified cost $20,552,871)	20,552,871	20,552,871

Total Investments | 98.4%
(Identified cost $664,637,214) (b)		$584,169,637

Cash and Other Assets in Excess of Liabilities | 1.6%		9,642,417

Net Assets | 100.0%		$593,812,054

The accompanying notes are an integral part of these financial statements.

64  Semi-Annual Report

Description	Shares	Value

Lazard Emerging Markets Equity Blend Portfolio

Common Stocks | 93.3%

Argentina | 0.5%
YPF Sociedad Anonima Sponsored ADR	141,275	$2,085,219

Brazil | 10.0%
Banco do Brasil SA	475,407	4,710,713
Brasil Insurance Participacoes e Administracao SA	208,205	2,044,400
Cia Hering	107,927	1,524,091
Cielo SA Sponsored ADR	247,396	6,231,905
Companhia de Locacao das Americas	534,200	2,432,371
Cyrela Brazil Realty SA Empreendimentos e Participacoes	706,600	4,857,707
Estacio Participacoes SA	916,900	6,632,203
Even Construtora e Incorporadora SA	547,500	1,955,576
Grendene SA	218,600	2,016,173
Natura Cosmeticos SA	133,210	2,913,325
Petroleo Brasileiro SA Sponsored ADR	342,300	5,018,118
Souza Cruz SA	258,095	3,186,644
Tegma Gestao Logistica SA	180,745	2,042,074
		45,565,300
Cambodia | 0.6%
NagaCorp, Ltd.	3,372,000	2,634,630

China | 13.6%
AAC Technologies Holdings, Inc.	966,140	5,431,077
Agricultural Bank of China, Ltd., Class H	16,859,000	6,955,706
Baidu, Inc. Sponsored ADR (a)	81,086	7,665,060
Biostime International Holdings, Ltd.	226,000	1,261,699
China Construction Bank Corp., Class H	8,924,461	6,317,042
China State Construction International Holdings, Ltd.	4,794,504	7,492,137
CNOOC, Ltd.	2,174,000	3,688,713
Daphne International Holdings, Ltd.	5,024,000	4,294,598
Greatview Aseptic Packaging Co., Ltd.	3,848,000	2,381,418
Ping An Insurance (Group) Co. of China, Ltd.,Class H	894,000	6,016,826
Prince Frog International Holdings, Ltd.	4,048,000	2,802,684
Shenguan Holdings Group, Ltd.	4,862,000	2,281,790
Zhuzhou CSR Times Electric Co., Ltd., Class H	848,000	2,136,386
Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	4,078,440	2,923,669
		61,648,805
Description	Shares	Value

Colombia | 3.3%
Bancolombia SA Sponsored ADR	78,020	$4,408,130
Pacific Rubiales Energy Corp.	594,700	10,444,147
		14,852,277
Egypt | 0.7%
Commercial International Bank Egypt SAE GDR	490,980	1,939,371
Orascom Construction Industries (a)	32,659	1,116,650
		3,056,021
Georgia | 0.5%
Bank of Georgia Holdings PLC	90,064	2,287,613

Hong Kong | 3.3%
China Mobile, Ltd. Sponsored ADR	80,400	4,162,308
Kunlun Energy Co., Ltd.	1,202,000	2,135,566
REXLot Holdings, Ltd.	34,750,000	2,284,990
Stella International Holdings, Ltd.	526,500	1,456,080
Techtronic Industries Co., Ltd.	2,101,500	5,050,504
		15,089,448
Hungary | 0.9%
OTP Bank PLC	200,933	4,216,527

India | 1.9%
ICICI Bank, Ltd. Sponsored ADR	221,290	8,464,343

Indonesia | 4.7%
PT Bank Mandiri (Persero) Tbk	3,998,000	3,625,390
PT Bank Pembangunan Daerah Jawa Barat dan Banten Tbk	20,332,500	2,417,365
PT Bank Rakyat Indonesia (Persero) Tbk	8,661,118	6,763,090
PT Bekasi Fajar Industrial Estate Tbk	27,103,500	2,157,357
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	76,350	3,263,199
PT United Tractors Tbk	1,610,515	2,953,287
		21,179,688
Macau | 2.1%
Sands China, Ltd.	1,326,200	6,283,850
Wynn Macau, Ltd.	1,150,800	3,123,283
		9,407,133
Malaysia | 0.8%
Mah Sing Group Bhd	2,126,600	1,951,935
Supermax Corp. Bhd	2,530,300	1,577,684
		3,529,619

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  65

Description	Shares	Value

Lazard Emerging Markets Equity Blend Portfolio (continued)

Mexico | 5.0%
America Movil SAB de CV, Series L ADR	114,208	$2,484,024
Genomma Lab Internacional SAB de CV, B Shares (a)	2,870,600	5,669,222
Grupo Financiero Banorte SAB de CV, Class O	693,800	4,144,343
Grupo Mexico SAB de CV, Series B	611,801	1,770,606
Grupo Televisa SAB Sponsored ADR	135,273	3,360,181
Kimberly-Clark de Mexico SAB de CV, Series A	1,599,700	5,246,962
		22,675,338
Peru | 0.4%
Credicorp, Ltd.	15,900	2,034,564

Philippines | 0.6%
Philippine Long Distance Telephone Co. Sponsored ADR	44,092	2,992,083

Russia | 15.3%
DIXY Group (a), (e)	192,608	2,698,813
Eurasia Drilling Co., Ltd. GDR	146,162	5,456,227
Gazprom OAO Sponsored ADR	388,253	2,554,705
Globaltrans Investment PLC Sponsored GDR	718,219	9,868,329
Lukoil OAO Sponsored ADR	53,968	3,111,255
MegaFon OAO GDR (e), (f)	106,092	3,315,375
Mobile TeleSystems OJSC Sponsored ADR	284,520	5,388,809
Novatek OAO Sponsored GDR	74,332	8,882,674
Oriflame Cosmetics SA SDR	84,866	2,686,666
Sberbank of Russia (e)	2,436,672	6,934,111
Sberbank of Russia Sponsored ADR	506,497	5,814,586
TMK OAO GDR	348,930	4,012,695
Yandex NV Class A (a)	311,980	8,620,007
		69,344,252
South Africa | 4.9%
AVI, Ltd.	473,064	2,845,069
Exxaro Resources, Ltd.	328,922	4,844,130
Standard Bank Group, Ltd.	685,787	7,734,056
The Foschini Group, Ltd.	228,827	2,285,944
Tiger Brands, Ltd.	96,592	2,891,394
Truworths International, Ltd.	206,930	1,820,179
		22,420,772
Description	Shares	Value

South Korea | 8.9%
Hanwha Life Insurance Co., Ltd.	499,542	$2,878,146
Hy-Lok Corp.	82,087	1,610,042
Hyundai Mobis	23,171	5,538,884
KT Skylife Co., Ltd.	72,700	2,399,886
KT&G Corp.	61,074	3,968,032
NHN Corp.	17,966	4,569,960
Partron Co., Ltd.	101,674	1,655,914
Samsung Electronics Co., Ltd.	11,285	13,260,777
Shinhan Financial Group Co., Ltd.	141,230	4,649,751
		40,531,392
Taiwan | 7.1%
Catcher Technology Co., Ltd.	873,000	4,543,992
Hon Hai Precision Industry Co., Ltd.	1,081,709	2,670,797
King Slide Works Co., Ltd.	257,000	1,886,490
Makalot Industrial Co., Ltd.	517,000	2,466,751
MediaTek, Inc.	283,000	3,290,698
Poya Co., Ltd.	464,000	1,656,535
Radiant Opto-Electronics Corp.	853,000	2,797,701
Taiwan Semiconductor Manufacturing Co., Ltd.	1,844,000	6,829,402
TPK Holding Co., Ltd.	382,000	6,117,914
		32,260,280
Thailand | 1.6%
Dynasty Ceramic Public Co. Ltd. (e)	1,240,600	2,550,000
Major Cineplex Group Public Co. Ltd. (e)	3,366,800	2,279,633
Supalai Public Co. Ltd. (e)	4,410,100	2,516,807
		7,346,440
Turkey | 5.5%
Aselsan Elektronik Sanayi Ve Ticaret AS	798,325	3,510,031
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	2,858,231	4,030,896
Koc Holding AS ADR	208,612	4,960,793
TAV Havalimanlari Holding AS	424,890	2,489,375
Turkcell Iletisim Hizmetleri AS ADR (a)	232,555	3,341,815
Turkiye Is Bankasi AS, C Shares	1,537,444	4,543,698
Turkiye Sinai Kalkinma Bankasi AS	2,276,343	2,254,272
		25,130,880
United States | 1.1%
Freeport-McMoRan Copper & Gold, Inc.	176,400	4,870,404

Total Common Stocks
(Identified cost $432,040,872)		423,623,028

The accompanying notes are an integral part of these financial statements.

66  Semi-Annual Report

Description	Shares	Value

Lazard Emerging Markets Equity Blend Portfolio (concluded)

Preferred Stocks | 3.3%

Brazil | 3.3%
Banco ABC Brasil SA	339,559	$1,985,903
Banco Bradesco SA ADR	322,520	4,195,985
Marcopolo SA	883,000	5,057,360
Vale SA Sponsored ADR	293,300	3,566,528

Total Preferred Stocks
(Identified cost $16,527,496)		14,805,776

Warrant | 0.0%

Malaysia | 0.0%
Mah Sing Group Bhd Expires 03/18/18 (Identified cost $0)	272,100	58,993
Description	Shares	Value

Short-Term Investment | 5.7%
State Street Institutional Treasury Money Market Fund (Identified cost $26,047,682)	26,047,682	$26,047,682

Total Investments | 102.3%
(Identified cost $474,616,050) (b)		$464,535,479

Liabilities in Excess of Cash and Other Assets | (2.3)%		(10,662,459)

Net Assets | 100.0%		$453,873,020

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  67

Description	Shares	Value

Lazard Emerging Markets Multi-Strategy Portfolio

Common Stocks | 57.2%

Argentina | 0.4%
YPF Sociedad Anonima Sponsored ADR	44,587	$658,104

Brazil | 6.0%
Banco do Brasil SA	93,390	925,383
Banco do Brasil SA Sponsored ADR	24,560	248,056
Brasil Insurance Participacoes e
Administracao SA	52,005	510,646
Cia Hering	25,890	365,605
Cielo SA Sponsored ADR	59,957	1,510,317
Companhia de Locacao das Americas	133,400	607,410
Cyrela Brazil Realty SA Empreendimentos
e Participacoes	169,100	1,162,522
Estacio Participacoes SA	219,500	1,587,707
Even Construtora e Incorporadora SA	136,700	488,269
Grendene SA	54,600	503,582
Natura Cosmeticos SA	31,855	696,674
Petroleo Brasileiro SA Sponsored ADR	81,900	1,200,654
Souza Cruz SA	62,340	769,699
Tegma Gestao Logistica SA	45,132	509,906
		11,086,430
Cambodia | 0.4%
NagaCorp, Ltd.	842,000	657,876

China | 8.3%
AAC Technologies Holdings, Inc.	232,000	1,304,169
Agricultural Bank of China, Ltd., Class H	4,035,000	1,664,765
Baidu, Inc. Sponsored ADR (a)	19,641	1,856,664
Biostime International Holdings, Ltd.	63,500	354,504
China Construction Bank Corp., Class H	2,193,065	1,552,327
China State Construction International
Holdings, Ltd.	1,147,600	1,793,298
CNOOC, Ltd.	532,000	902,666
Daphne International Holdings, Ltd.	1,202,000	1,027,489
Greatview Aseptic Packaging Co., Ltd.	961,000	594,736
Ping An Insurance (Group) Co. of China,
Ltd., Class H	214,000	1,440,269
Prince Frog International Holdings, Ltd.	1,011,000	699,979
Shenguan Holdings Group, Ltd.	1,214,000	569,743
Zhuzhou CSR Times Electric Co., Ltd.,
Class H	203,000	511,423
Zoomlion Heavy Industry Science and
Technology Co., Ltd., Class H	1,268,180	909,107
		15,181,139
Description	Shares	Value

Colombia | 2.4%
Bancolombia SA Sponsored ADR	24,080	$1,360,520
Pacific Rubiales Energy Corp.	167,950	2,949,545
		4,310,065
Egypt | 0.4%
Commercial International Bank Egypt
SAE GDR	106,958	422,484
Orascom Construction Industries (a)	11,245	384,480
		806,964
Georgia | 0.3%
Bank of Georgia Holdings PLC	22,489	571,217

Hong Kong | 2.0%
China Mobile, Ltd. Sponsored ADR	19,528	1,010,965
Kunlun Energy Co., Ltd.	288,000	511,683
REXLot Holdings, Ltd.	8,675,000	570,426
Stella International Holdings, Ltd.	131,500	363,674
Techtronic Industries Co., Ltd.	503,000	1,208,852
		3,665,600
Hungary | 0.6%
OTP Bank PLC	50,432	1,058,303

India | 1.1%
ICICI Bank, Ltd. Sponsored ADR	52,900	2,023,425

Indonesia | 2.9%
PT Bank Mandiri (Persero) Tbk	1,003,500	909,975
PT Bank Pembangunan Daerah Jawa
Barat dan Banten Tbk	5,077,000	603,613
PT Bank Rakyat Indonesia (Persero) Tbk	2,073,000	1,618,715
PT Bekasi Fajar Industrial Estate Tbk	6,791,500	540,583
PT Telekomunikasi Indonesia (Persero)
Tbk Sponsored ADR	22,860	977,037
PT United Tractors Tbk	399,015	731,695
		5,381,618
Macau | 1.2%
Sands China, Ltd.	317,300	1,503,442
Wynn Macau, Ltd.	290,400	788,149
		2,291,591
Malaysia | 0.5%
Mah Sing Group Bhd	531,033	487,417
Supermax Corp. Bhd	631,800	393,938
		881,355

The accompanying notes are an integral part of these financial statements.

68  Semi-Annual Report

Description	Shares	Value

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Mexico | 3.0%
America Movil SAB de CV, Series L ADR	28,310	$615,743
Genomma Lab Internacional SAB de CV,
B Shares (a)	687,100	1,356,971
Grupo Financiero Banorte SAB de CV,
Class O	166,100	992,181
Grupo Mexico SAB de CV, Series B	151,809	439,349
Grupo Televisa SAB Sponsored ADR	33,392	829,457
Kimberly-Clark de Mexico SAB de CV,
Series A	396,535	1,300,622
		5,534,323
Peru | 0.3%
Credicorp, Ltd.	3,800	486,248

Philippines | 0.4%
Philippine Long Distance Telephone Co.
Sponsored ADR	10,835	735,263

Russia | 9.3%
DIXY Group (a), (e)	48,094	673,891
Eurasia Drilling Co., Ltd. GDR	34,982	1,305,878
Gazprom OAO Sponsored ADR	95,962	631,430
Globaltrans Investment PLC
Sponsored GDR	174,231	2,393,934
Lukoil OAO Sponsored ADR	13,285	765,880
MegaFon OAO GDR (e), (f)	26,849	839,032
Mobile TeleSystems OJSC Sponsored ADR	68,210	1,291,897
Novatek OAO Sponsored GDR	17,791	2,126,024
Oriflame Cosmetics SA SDR	20,933	662,692
Sberbank of Russia (e)	583,194	1,659,613
Sberbank of Russia Sponsored ADR	125,312	1,438,582
TMK OAO GDR	108,499	1,247,738
Yandex NV Class A (a)	74,670	2,063,132
		17,099,723
South Africa | 3.0%
AVI, Ltd.	118,542	712,927
Exxaro Resources, Ltd.	78,724	1,159,391
Standard Bank Group, Ltd.	162,629	1,834,071
The Foschini Group, Ltd.	57,138	570,799
Tiger Brands, Ltd.	23,867	714,437
Truworths International, Ltd.	48,876	429,919
		5,421,544
Description	Shares	Value

South Korea | 5.5%
Hanwha Life Insurance Co., Ltd.	125,380	$722,385
Hy-Lok Corp.	20,497	402,025
Hyundai Mobis	5,838	1,395,538
KT Skylife Co., Ltd.	18,220	601,457
KT&G Corp.	15,411	1,001,266
NHN Corp.	4,396	1,118,198
Partron Co., Ltd.	28,075	457,244
Samsung Electronics Co., Ltd.	2,286	2,686,233
Samsung Electronics Co., Ltd. GDR	895	521,785
Shinhan Financial Group Co., Ltd.	23,310	767,441
Shinhan Financial Group Co., Ltd. ADR	11,932	388,148
		10,061,720
Taiwan | 4.3%
Catcher Technology Co., Ltd.	209,000	1,087,852
Hon Hai Precision Industry Co., Ltd. GDR	135,723	660,971
King Slide Works Co., Ltd.	64,000	469,787
Makalot Industrial Co., Ltd.	130,000	620,266
MediaTek, Inc.	70,000	813,954
Poya Co., Ltd.	116,000	414,134
Radiant Opto-Electronics Corp.	213,000	698,605
Taiwan Semiconductor Manufacturing Co.,
Ltd. Sponsored ADR	85,876	1,573,248
TPK Holding Co., Ltd.	91,000	1,457,409
		7,796,226
Thailand | 1.0%
Dynasty Ceramic Public Co. Ltd. (e)	309,800	636,780
Major Cineplex Group Public Co. Ltd. (e)	840,700	569,231
Supalai Public Co. Ltd. (e)	1,101,200	628,446
		1,834,457
Turkey | 3.3%
Aselsan Elektronik Sanayi Ve Ticaret AS	191,071	840,090
Emlak Konut Gayrimenkul Yatirim
Ortakligi AS	684,090	964,756
Koc Holding AS ADR	51,604	1,227,143
TAV Havalimanlari Holding AS	106,095	621,597
Turkcell Iletisim Hizmetleri AS ADR (a)	54,150	778,135
Turkiye Is Bankasi AS, C Shares	380,656	1,124,975
Turkiye Sinai Kalkinma Bankasi AS	568,404	562,893
		6,119,589
United States | 0.6%
Freeport-McMoRan Copper & Gold, Inc.	42,200	1,165,142

Total Common Stocks (Identified cost $114,133,825)		104,827,922

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  69

Description		Shares	Value

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Preferred Stocks | 2.0%

Brazil | 2.0%
Banco ABC Brasil SA		84,797	$495,933
Banco Bradesco SA ADR		77,180	1,004,112
Marcopolo SA		211,400	1,210,788
Vale SA Sponsored ADR		73,790	897,287
			3,608,120
Total Preferred Stocks (Identified cost $4,568,975)			3,608,120

Warrant | 0.0%

Malaysia | 0.0%
Mah Sing Group Bhd
Expires 03/18/18
(Identified cost $0)		134,839	29,234

Description	Security Currency	Principal Amount (000)	Value

Corporate Bonds | 4.7%

Brazil | 0.5%
Arcos Dorados Holdings, Inc.,
10.250%, 07/13/16	BRL	250	$112,320
Banco do Brasil SA,
9.250%, 04/15/23	USD	400	435,000
Odebrecht Finance, Ltd.:
7.125%, 06/26/42	USD	200	194,000
7.125%, 06/26/42 (f)	USD	200	194,000
			935,320
Colombia | 0.5%
Banco GNB Sudameris SA,
3.875%, 05/02/18 (f)	USD	225	214,031
Ecopetrol SA,
7.625%, 07/23/19	USD	129	152,542
Millicom International Cellular SA,
4.750%, 05/22/20 (f)	USD	200	190,750
Pacific Rubiales Energy Corp.,
7.250%, 12/12/21	USD	300	317,250
			874,573
Description	Security Currency	Principal Amount (000)	Value

Costa Rica | 0.1%
Instituto Costarricense de Electricidad,
6.375%, 05/15/43 (f)	USD	200	$181,250

Georgia | 0.1%
Bank of Georgia JSC,
7.750%, 07/05/17	USD	200	201,000

Guatemala | 0.1%
Industrial Senior Trust,
5.500%, 11/01/22 (f)	USD	200	188,000

India | 0.2%
Vedanta Resources PLC,
9.500%, 07/18/18	USD	325	355,063

Indonesia | 0.5%
PT Berau Coal Energy Tbk,
7.250%, 03/13/17	USD	200	193,500
PT Gajah Tunggal Tbk,
7.750%, 02/06/18	USD	200	198,500
7.750%, 02/06/18 (f)	USD	200	198,500
PT Pertamina (Persero) Tbk,
5.625%, 05/20/43 (f)	USD	350	302,750
			893,250
Kazakhstan | 0.3%
Halyk Savings Bank of Kazakhstan JSC,
7.250%, 05/03/17	USD	225	231,750
KazAgro National Management Holding JSC,
4.625%, 05/24/23 (f)	USD	200	183,034
KazMunayGas National Co. JSC,
5.750%, 04/30/43 (f)	USD	200	177,784
			592,568
Mexico | 0.4%
America Movil SAB de CV,
6.450%, 12/05/22	MXN	2,000	149,481
Bio Pappel SAB de CV,
7.000%, 08/27/16	USD	150	146,625
Cemex SAB de CV,
9.500%, 06/15/18 (f)	USD	250	270,000
Grupo Televisa SAB,
7.250%, 05/14/43	MXN	4,000	261,819
			827,925

The accompanying notes are an integral part of these financial statements.

70  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Russia | 1.7%
EDC Finance, Ltd.,
4.875%, 04/17/20 (f)	USD	400	$366,388
Gazprom OAO,
8.625%, 04/28/34	USD	340	402,900
Lukoil International Finance BV,
4.563%, 04/24/23 (f)	USD	250	232,477
Metalloinvest Finance, Ltd.,
5.625%, 04/17/20 (f)	USD	250	226,662
MTS International Funding, Ltd.:
8.625%, 06/22/20	USD	100	117,500
5.000%, 05/30/23 (f)	USD	200	192,000
Nord Gold NV,
6.375%, 05/07/18 (f)	USD	250	215,000
Phosagro OAO,
4.204%, 02/13/18	USD	200	197,000
Polyus Gold International, Ltd.,
5.625%, 04/29/20 (f)	USD	225	217,969
Sberbank of Russia,
5.250%, 05/23/23 (f)	USD	375	352,500
Severstal OAO,
4.450%, 03/19/18 (f)	USD	200	189,000
Sibur Securities, Ltd.,
3.914%, 01/31/18	USD	250	231,250
TMK OAO,
6.750%, 04/03/20 (f)	USD	150	139,125
			3,079,771
Turkey | 0.3%
Akbank TAS,
7.500%, 02/05/18 (f)	TRY	300	142,822
Turkiye Garanti Bankasi AS,
5.250%, 09/13/22	USD	200	190,000
Turkiye Is Bankasi AS,
6.000%, 10/24/22	USD	200	196,500
			529,322
Total Corporate Bonds (Identified cost $9,286,516)			8,658,042
Description	Security Currency	Principal Amount (000)	Value

Foreign Government Obligations | 12.4%

Belarus | 0.2%
Republic of Belarus:
8.750%, 08/03/15	USD	250	$250,625
8.950%, 01/26/18	USD	175	174,563
			425,188
Bolivia | 0.2%
Bolivia Government Bond,
4.875%, 10/29/22	USD	450	420,750

Brazil | 1.6%
Brazil Minas SPE,
5.333%, 02/15/28 (f)	USD	1,900	1,846,288
Brazil NTN-B:
6.000%, 08/15/18	BRL	270	296,201
6.000%, 08/15/20	BRL	40	44,379
Brazil NTN-F:
10.000%, 01/01/21	BRL	600	269,388
10.000%, 01/01/23	BRL	1,127	502,015
			2,958,271
Congo | 0.2%
Republic of Congo:
3.500%, 06/30/29 (f), (g)	USD	233	195,510
3.500%, 06/30/29 (g)	USD	93	75,411
			270,921
Croatia | 0.1%
Croatia,
6.750%, 11/05/19	USD	200	213,484

Dominican Republic | 0.1%
Dominican Republic:
11.700%, 06/06/14	DOP	2,500	61,940
5.875%, 04/18/24 (f)	USD	100	96,250
			158,190
Egypt | 0.2%
Arab Republic of Egypt:
5.750%, 04/29/20	USD	150	117,780
6.875%, 04/30/40	USD	375	266,325
			384,105

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  71

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

El Salvador | 0.1%
Republic of El Salvador,
7.650%, 06/15/35	USD	225	$219,938

Georgia | 0.1%
Republic of Georgia,
6.875%, 04/12/21	USD	200	214,000

Guatemala | 0.3%
Republic of Guatemala,
4.875%, 02/13/28 (f)	USD	575	520,375

Honduras | 0.1%
Honduras Government Bond,
7.500%, 03/15/24 (f)	USD	275	236,500

Hungary | 0.5%
Republic of Hungary:
6.250%, 01/29/20	USD	266	277,970
5.375%, 02/21/23	USD	434	417,725
7.625%, 03/29/41	USD	184	192,096
			887,791
Indonesia | 0.3%
Republic of Indonesia:
3.375%, 04/15/23 (f)	USD	325	291,687
4.625%, 04/15/43 (f)	USD	225	196,875
			488,562
Iraq | 0.5%
Republic of Iraq,
5.800%, 01/15/28	USD	1,000	830,000

Ivory Coast | 0.9%
Ivory Coast,
5.750%, 12/31/32 (g)	USD	2,065	1,693,300

Jordan | 0.1%
Kingdom of Jordan,
3.875%, 11/12/15	USD	200	195,000
Description	Security Currency	Principal Amount (000)	Value

Kenya | 0.1%
Kenya Treasury Bond,
12.000%, 09/18/23	KES	7,750	$91,274

Mexico | 0.6%
Mexico Cetes,
0.000%, 07/25/13	MXN	130,000	1,000,434

Namibia | 0.1%
Republic of Namibia,
5.500%, 11/03/21	USD	200	204,000

Nigeria | 0.8%
Nigeria Treasury Bills:
0.000%, 11/07/13	NGN	33,600	196,647
0.000%, 12/19/13	NGN	101,280	584,754
0.000%, 04/24/14	NGN	7,000	38,634
0.000%, 05/08/14	NGN	9,000	49,434
0.000%, 05/22/14	NGN	11,000	60,037
0.000%, 06/05/14	NGN	14,800	80,646
Nigeria Government Bonds:
15.100%, 04/27/17	NGN	8,000	50,831
16.000%, 06/29/19	NGN	12,000	79,236
16.390%, 01/27/22	NGN	18,000	123,693
Republic of Nigeria,
6.750%, 01/28/21	USD	200	209,000
			1,472,912
Peru | 0.2%
Republic of Peru,
7.350%, 07/21/25	USD	350	448,000

Romania | 1.3%
Romania Government Bonds:
5.850%, 07/28/14	RON	1,300	382,444
5.800%, 10/26/15	RON	2,300	678,182
5.750%, 01/27/16	RON	1,000	294,861
5.900%, 07/26/17	RON	2,840	831,462
Romanian Government International Bond,
4.375%, 08/22/23	USD	230	218,505
			2,405,454

The accompanying notes are an integral part of these financial statements.

72  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Russia | 1.0%
Russia Foreign Bond,
7.500%, 03/31/30	USD	283	$331,581
Russia Government Bonds - OFZ:
6.900%, 08/03/16	RUB	4,349	133,688
7.400%, 04/19/17	RUB	3,000	92,950
7.500%, 03/15/18	RUB	5,850	183,616
7.500%, 02/27/19	RUB	3,710	114,610
7.600%, 04/14/21	RUB	6,373	197,463
7.600%, 07/20/22	RUB	4,852	148,781
7.000%, 01/25/23	RUB	6,600	193,951
8.150%, 02/03/27	RUB	12,308	384,716
			1,781,356
Senegal | 0.2%
Republic of Senegal,
8.750%, 05/13/21	USD	400	416,000

Serbia | 0.1%
Republic of Serbia,
7.250%, 09/28/21	USD	225	231,750
Serbia Treasury Bill,
0.000%, 01/03/14	RSD	3,000	32,689
			264,439
South Africa | 0.3%
Republic of South Africa:
6.750%, 03/31/21	ZAR	1,820	176,599
10.500%, 12/21/26	ZAR	3,100	380,146
			556,745
Sri Lanka | 0.1%
Republic of Sri Lanka,
6.250%, 10/04/20	USD	225	222,750

Tanzania | 0.1%
United Republic of Tanzania,
6.450%, 03/08/20	USD	225	225,000

Turkey | 1.0%
Republic of Turkey:
3.250%, 03/23/23	USD	250	218,125
6.875%, 03/17/36	USD	184	205,160
Turkey Government Bonds:
0.000%, 07/17/13	TRY	435	224,855
8.000%, 10/09/13	TRY	380	197,989
10.000%, 12/04/13	TRY	120	62,940
Description	Security Currency	Principal Amount (000)	Value

4.000%, 04/29/15	TRY	472	$251,819
9.000%, 03/08/17	TRY	500	267,667
3.000%, 02/23/22	TRY	621	325,208
			1,753,763
Ukraine | 0.2%
Ukraine Government Bonds:
6.750%, 11/14/17	USD	225	205,875
7.500%, 04/17/23 (f)	USD	250	219,375
			425,250
Uruguay | 0.1%
Republica Orient Uruguay:
0.000%, 09/09/13	UYU	2,000	96,146
5.000%, 09/14/18	UYU	1,059	58,273
Uruguay Notas Del Tesoro,
9.750%, 06/14/14	UYU	1,070	52,172
			206,591
Venezuela | 0.3%
Republic of Venezuela:
7.750%, 10/13/19	USD	205	170,150
8.250%, 10/13/24	USD	390	302,250
			472,400
Vietnam | 0.1%
Socialist Republic of Vietnam,
6.750%, 01/29/20	USD	140	148,400

Zambia | 0.3%
Republic of Zambia:
5.375%, 09/20/22	USD	300	267,000
5.375%, 09/20/22 (f)	USD	200	178,000
Zambia Treasury Bill:
0.000%, 12/02/13	ZMW	640	109,468
			554,468
Total Foreign Government Obligations (Identified cost $24,294,483)			22,765,611

Quasi Government Bonds | 1.4%

Angola | 0.8%
Northern Lights III BV,
7.000%, 08/16/19	USD	1,340	1,376,850

Azerbaijan | 0.2%
State Oil Co. of the Azerbaijan Republic,
4.750%, 03/13/23	USD	475	429,875

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  73

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Colombia | 0.0%
Empresas Publicas de Medellin ESP,
8.375%, 02/01/21	COP	72,000	$40,090

Russia | 0.1%
Russian Agricultural Bank OJSC,
8.625%, 02/17/17 (f)	RUB	8,500	256,374

South Korea | 0.1%
Export-Import Bank of Korea:
8.300%, 03/15/14	IDR	430,000	42,238
8.400%, 07/06/16	IDR	300,000	29,921
			72,159
Venezuela | 0.2%
Petroleos de Venezuela SA,
5.250%, 04/12/17	USD	500	407,500

Total Quasi Government Bonds (Identified cost $2,760,154)			2,582,848

Supranationals | 0.1%
Inter-American Development Bank,
0.000%, 08/20/15
(Identified cost $90,196)	IDR	900,000	78,390

US Treasury Securities | 14.2%

United States | 14.2%
US Treasury Bill,
0.000%, 07/18/13	USD	5,500	5,499,939
US Treasury Notes:
3.375%, 07/31/13	USD	4,000	4,010,780
4.250%, 08/15/13	USD	4,700	4,724,233
3.125%, 08/31/13	USD	1,000	1,005,039
3.125%, 09/30/13	USD	3,400	3,425,500
2.750%, 10/31/13	USD	7,200	7,263,868

Total US Treasury Securities (Identified cost $25,930,131)			25,929,359
Description	Shares	Value

Short-Term Investment | 7.3%
State Street Institutional Treasury Money Market Fund
(Identified cost $13,337,858)	13,337,858	$13,337,858

Total Investments | 99.3% (Identified cost $194,402,138) (b), (d)		181,817,384

Description	Number of Contracts	Value

Purchased Options | 0.0%
CNH vs USD September 13 6.15 Call,
Expires 09/02/13	8,200	$4,592
CNH vs USD September 13 6.15 Call,
Expires 09/04/13	8,200	4,756
CNH vs USD September 13 6.15 Call,
Expires 09/17/13	8,000	5,440
CNH vs USD September 13 6.19 Call,
Expires 09/02/13	9,600	3,168
USD vs INR July 13 55.00 Put,
Expires 07/19/13	15,000	150
USD vs MYR July 13 3.15 Put,
Expires 07/18/13	16,000	6,560

Total Purchased Options (Identified cost $45,218)		24,666

Total Investments and Purchased Options | 99.3% (Identified cost $194,447,356)		$181,842,050

Cash and Other Assets in Excess of Liabilities | 0.7%		1,312,344

Net Assets | 100.0%		$183,154,394

The accompanying notes are an integral part of these financial statements.

74  Semi-Annual Report

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Forward Currency Contracts open at June 30, 2013:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
BRL	BRC	07/02/13	119,413	$56,271	$53,516	$—	$2,755
BRL	BRC	07/02/13	290,000	137,944	129,966	—	7,978
BRL	BRC	07/02/13	1,060,600	500,000	475,318	—	24,682
BRL	BRC	08/02/13	489,479	221,213	217,831	—	3,382
BRL	BRC	08/02/13	1,197,872	546,126	533,087	—	13,039
BRL	HSB	07/02/13	264,413	125,986	118,499	—	7,487
BRL	HSB	07/02/13	264,413	127,140	118,499	—	8,641
BRL	RBC	07/02/13	70,630	33,000	31,653	—	1,347
BRL	RBC	07/02/13	3,671,293	1,774,000	1,645,324	—	128,676
BRL	SCB	07/02/13	119,413	56,298	53,516	—	2,782
BRL	SCB	07/02/13	264,413	125,956	118,499	—	7,457
BRL	SCB	07/02/13	264,413	127,143	118,499	—	8,644
BRL	SCB	07/02/13	299,600	140,000	134,268	—	5,732
BRL	SCB	07/02/13	321,551	150,000	144,106	—	5,894
BRL	SCB	07/02/13	323,400	150,000	144,935	—	5,065
BRL	SCB	08/02/13	489,479	218,869	217,832	—	1,037
BRL	SCB	08/02/13	489,479	222,364	217,832	—	4,532
CLP	RBC	07/24/13	144,144,000	286,000	282,619	—	3,381
CLP	UBS	07/15/13	298,039,500	622,693	585,286	—	37,407
CNH	JPM	07/12/13	2,979,840	480,000	485,271	5,271	—
CNH	JPM	07/15/13	1,615,380	260,000	262,989	2,989	—
CNH	SCB	07/15/13	1,615,510	260,000	263,010	3,010	—
CNY	BRC	07/31/13	3,076,192	496,000	499,871	3,871	—
CNY	HSB	07/19/13	1,890,220	306,069	307,493	1,424	—
COP	CIT	08/02/13	779,851,800	404,960	404,620	—	340
COP	RBC	07/24/13	372,860,000	195,368	193,627	—	1,741
COP	RBC	08/08/13	499,699,200	262,103	259,112	—	2,991
COP	UBS	07/03/13	779,851,800	414,000	405,817	—	8,183
COP	UBS	07/15/13	316,634,800	172,000	164,575	—	7,425
CZK	BNP	07/08/13	5,861,850	297,116	293,309	—	3,807
CZK	JPM	08/06/13	6,330,318	322,166	316,792	—	5,374
CZK	JPM	08/06/13	6,809,041	347,273	340,749	—	6,524
DOP	CIT	07/11/13	7,557,000	181,136	181,068	—	68
EUR	BRC	09/23/13	85,246	112,346	111,000	—	1,346
EUR	BRC	09/23/13	437,000	575,929	569,028	—	6,901
EUR	CIT	09/10/13	291,483	383,791	379,523	—	4,268
EUR	JPM	08/06/13	49,000	62,811	63,790	979	—
EUR	JPM	08/06/13	465,000	621,263	605,352	—	15,911
EUR	SCB	07/17/13	47,715	62,479	62,112	—	367
GHS	SCB	08/19/13	747,000	361,918	359,436	—	2,482
HUF	BNP	08/26/13	34,620,150	151,969	151,950	—	19
HUF	JPM	07/24/13	56,849,700	250,461	250,324	—	137
HUF	UBS	07/22/13	38,786,220	171,000	170,821	—	179

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  75

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Forward Currency Contracts open at June 30, 2013 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts (continued)
IDR	JPM	07/30/13	2,924,335,000	$295,000	$293,814	$—	$1,186
IDR	SCB	07/03/13	2,841,160,000	284,116	286,234	2,118	—
IDR	SCB	07/17/13	1,449,660,000	143,531	145,841	2,310	—
IDR	SCB	08/02/13	2,474,469,000	243,000	248,540	5,540	—
INR	BRC	11/12/13	13,341,600	240,000	219,728	—	20,272
INR	BRC	11/13/13	9,437,839	170,000	155,412	—	14,588
INR	JPM	08/07/13	13,106,400	240,000	219,151	—	20,849
INR	JPM	11/13/13	6,663,600	120,000	109,729	—	10,271
INR	JPM	02/10/14	35,906,640	638,000	583,417	—	54,583
INR	SCB	07/31/13	21,211,770	353,000	355,106	2,106	—
INR	UBS	07/15/13	8,346,795	143,539	140,133	—	3,406
JPY	HSB	07/26/13	8,138,155	85,124	82,062	—	3,062
KRW	CIT	07/22/13	295,991,520	264,000	258,905	—	5,095
KRW	UBS	07/10/13	566,496,000	504,000	495,827	—	8,173
KRW	UBS	09/23/13	161,099,000	142,000	140,539	—	1,461
KZT	CIT	09/26/13	3,817,500	25,000	24,852	—	148
KZT	CIT	03/17/14	135,843,100	869,118	864,321	—	4,797
KZT	HSB	07/09/13	9,000,000	58,632	59,235	603	—
KZT	HSB	07/09/13	38,125,000	250,000	250,926	926	—
KZT	HSB	07/29/13	135,843,100	895,000	891,688	—	3,312
KZT	HSB	10/30/13	30,571,200	198,000	198,100	100	—
KZT	HSB	06/16/14	3,817,500	24,062	23,993	—	69
KZT	HSB	06/16/14	30,571,200	192,538	192,142	—	396
MXN	BRC	07/24/13	70,000	5,384	5,392	8	—
MXN	BRC	07/24/13	7,159,131	537,291	551,431	14,140	—
MXN	CIT	08/19/13	10,762,872	835,497	827,104	—	8,393
MXN	SCB	07/24/13	7,159,131	537,501	551,432	13,931	—
MYR	BRC	07/15/13	313,700	100,000	99,199	—	801
MYR	BRC	07/15/13	315,000	100,000	99,610	—	390
MYR	BRC	07/15/13	315,500	100,000	99,768	—	232
MYR	BRC	07/17/13	407,128	130,000	128,725	—	1,275
MYR	JPM	07/10/13	2,577,675	833,147	815,399	—	17,748
MYR	JPM	09/18/13	860,750	275,000	271,068	—	3,932
MYR	SCB	07/17/13	407,030	130,000	128,695	—	1,305
NGN	BRC	09/10/13	33,289,150	203,293	199,874	—	3,419
NGN	BRC	06/18/14	11,683,750	65,000	64,216	—	784
NGN	CIT	08/12/13	109,444,000	673,294	663,774	—	9,520
NGN	CIT	09/19/13	11,916,000	72,000	71,302	—	698
NGN	JPM	06/17/14	12,420,000	69,000	68,283	—	717
NGN	SCB	09/24/13	21,117,200	127,983	126,121	—	1,862
NGN	SCB	10/31/13	19,666,400	117,657	116,040	—	1,617
NGN	SCB	12/18/13	33,028,100	194,283	191,997	—	2,286
PEN	BNP	07/24/13	564,856	212,992	202,615	—	10,377

The accompanying notes are an integral part of these financial statements.

76  Semi-Annual Report

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Forward Currency Contracts open at June 30, 2013: (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts (continued)
PEN	BNP	08/23/13	742,307	$279,000	$265,629	$—	$13,371
PEN	HSB	07/18/13	728,914	261,166	261,613	447	—
PEN	JPM	08/21/13	581,622	211,000	208,159	—	2,841
PEN	UBS	08/01/13	426,650	151,515	152,925	1,410	—
PHP	BRC	07/18/13	17,731,620	414,000	410,358	—	3,642
PHP	JPM	07/08/13	11,720,790	279,000	271,288	—	7,712
PLN	BNP	07/24/13	851,659	259,739	255,960	—	3,779
PLN	BRC	07/22/13	1,347,139	423,000	404,924	—	18,076
RON	JPM	08/21/13	676,565	200,571	196,161	—	4,410
RSD	CIT	07/17/13	15,478,500	180,760	176,517	—	4,243
RSD	CIT	07/31/13	61,589,200	710,617	700,086	—	10,531
RUB	BNP	12/09/13	9,988,650	302,000	295,662	—	6,338
RUB	BRC	07/15/13	700,000	21,256	21,255	—	1
RUB	BRC	07/15/13	10,215,491	315,980	310,197	—	5,783
RUB	BRC	09/27/13	13,949,424	438,000	418,165	—	19,835
RUB	CIT	07/01/13	32,169,942	981,390	979,112	—	2,278
RUB	JPM	07/01/13	2,204,205	69,000	67,086	—	1,914
RUB	UBS	07/01/13	5,138,483	143,573	156,393	12,820	—
RUB	UBS	07/01/13	11,231,693	343,083	341,843	—	1,240
RUB	UBS	09/16/13	8,905,260	273,000	267,441	—	5,559
RUB	UBS	12/13/13	9,544,320	288,000	282,314	—	5,686
SGD	HSB	07/15/13	671,662	536,000	529,925	—	6,075
SGD	HSB	07/24/13	371,666	296,000	293,241	—	2,759
THB	BNP	07/18/13	4,807,340	157,000	154,878	—	2,122
THB	SCB	07/18/13	16,488,532	533,868	531,210	—	2,658
TRY	HSB	09/20/13	507,980	266,000	260,124	—	5,876
TRY	JPM	07/05/13	258,182	136,000	133,781	—	2,219
TRY	JPM	07/05/13	308,435	164,000	159,820	—	4,180
TRY	JPM	07/05/13	761,906	403,835	394,793	—	9,042
TRY	JPM	07/05/13	1,074,868	595,000	556,959	—	38,041
TWD	HSB	07/15/13	8,247,156	276,000	275,198	—	802
UGX	BRC	08/07/13	336,512,000	128,000	128,442	442	—
UGX	CIT	07/05/13	1,108,511,000	418,622	427,132	8,510	—
UYU	CIT	07/31/13	4,232,770	219,201	204,689	—	14,512
UYU	CIT	08/05/13	7,558,000	391,809	365,079	—	26,730
UYU	CIT	09/09/13	951,090	49,000	45,582	—	3,418
UYU	HSB	07/25/13	3,809,300	181,395	184,452	3,057	—
ZAR	BRC	08/19/13	605,490	60,000	60,832	832	—
ZAR	BRC	08/19/13	2,596,007	275,488	260,813	—	14,675
ZAR	JPM	07/29/13	2,071,278	221,000	208,715	—	12,285
ZMW	BRC	07/15/13	3,016,425	555,000	548,617	—	6,383
ZMW	BRC	09/17/13	434,343	80,000	77,750	—	2,250
ZMW	BRC	09/17/13	434,343	80,000	77,750	—	2,250

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  77

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Forward Currency Contracts open at June 30, 2013 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts (concluded)
ZMW	BRC	12/17/13	290,000	$50,000	$50,552	$552	$—
ZMW	BRC	12/17/13	290,000	50,000	50,552	552	—
ZMW	SCB	08/28/13	1,737,794	324,215	312,907	—	11,308
Total Forward Currency Purchase Contracts				$37,463,226	$36,701,345	$87,948	$849,829

Forward Currency Sale Contracts
BRL	BRC	07/02/13	215,999	$99,677	$96,802	$2,875	$—
BRL	BRC	07/02/13	443,146	206,547	198,600	7,947	—
BRL	BRC	07/02/13	489,479	222,591	219,364	3,227	—
BRL	BRC	07/02/13	1,197,872	549,734	536,837	12,897	—
BRL	CIT	07/02/13	1,173,068	548,932	525,721	23,211	—
BRL	HSB	07/02/13	528,827	238,683	236,998	1,685	—
BRL	RBC	07/02/13	711,838	314,000	319,017	—	5,017
BRL	SCB	07/02/13	176,720	80,000	79,199	801	—
BRL	SCB	07/02/13	489,479	220,188	219,364	824	—
BRL	SCB	07/02/13	489,479	223,813	219,365	4,448	—
BRL	SCB	07/02/13	518,472	240,000	232,358	7,642	—
BRL	SCB	07/02/13	1,428,002	630,000	639,972	—	9,972
CLP	BNP	07/10/13	30,083,280	58,014	59,129	—	1,115
CNH	JPM	07/12/13	1,492,680	241,593	243,085	—	1,492
CNH	JPM	07/15/13	1,615,380	261,388	262,989	—	1,601
CNH	SCB	07/12/13	1,487,160	240,000	242,186	—	2,186
CNH	SCB	07/15/13	1,615,510	261,473	263,010	—	1,537
COP	CIT	07/03/13	779,851,800	406,173	405,817	356	—
CZK	BNP	07/08/13	2,407,898	119,962	120,484	—	522
CZK	BNP	07/08/13	3,453,952	180,380	172,825	7,555	—
CZK	BNP	08/06/13	1,187,929	62,052	59,448	2,604	—
CZK	BRC	07/17/13	1,740,231	90,000	87,079	2,921	—
CZK	JPM	07/17/13	1,744,911	90,000	87,313	2,687	—
CZK	JPM	08/06/13	264,722	347,272	344,624	2,648	—
CZK	JPM	08/06/13	11,951,430	621,263	598,092	23,171	—
CZK	SCB	07/17/13	2,449,743	127,325	122,582	4,743	—
EUR	BNP	07/08/13	229,000	297,115	298,084	—	969
EUR	BNP	07/25/13	211,000	278,054	274,673	3,381	—
EUR	BRC	07/17/13	399,045	531,607	519,448	12,159	—
EUR	BRC	09/23/13	334,000	447,534	434,909	12,625	—
EUR	CIT	07/17/13	134,502	180,760	175,085	5,675	—
EUR	CIT	07/31/13	535,000	710,618	696,463	14,155	—
EUR	HSB	07/22/13	45,823	60,000	59,650	350	—
EUR	HSB	07/22/13	55,744	72,000	72,564	—	564
EUR	HSB	07/22/13	485,263	637,258	631,693	5,565	—
EUR	JPM	08/06/13	51,114	68,000	66,542	1,458	—
EUR	JPM	08/06/13	246,000	322,166	320,251	1,915	—

The accompanying notes are an integral part of these financial statements.

78  Semi-Annual Report

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Forward Currency Contracts open at June 30, 2013 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (continued)
EUR	JPM	08/06/13	318,897	$412,491	$415,150	$—	$2,659
EUR	SCB	07/17/13	399,045	531,608	519,448	12,160	—
EUR	UBS	07/17/13	399,045	531,604	519,448	12,156	—
EUR	UBS	07/31/13	50,992	66,413	66,381	32	—
EUR	UBS	07/31/13	102,586	136,500	133,546	2,954	—
EUR	UBS	07/31/13	106,607	142,000	138,780	3,220	—
HUF	BRC	07/24/13	127,701,170	563,727	562,302	1,425	—
IDR	SCB	07/03/13	2,841,160,000	284,173	286,234	—	2,061
INR	BRC	11/12/13	13,341,600	229,277	219,728	9,549	—
INR	BRC	11/13/13	9,437,839	161,912	155,412	6,500	—
INR	JPM	08/07/13	13,106,400	229,373	219,150	10,223	—
INR	JPM	11/13/13	6,663,600	114,416	109,729	4,687	—
JPY	HSB	07/26/13	28,353,068	289,000	285,900	3,100	—
JPY	JPM	07/26/13	52,653,910	530,000	530,941	—	941
JPY	UBS	09/18/13	13,391,026	142,000	135,066	6,934	—
KRW	JPM	07/10/13	83,515,910	72,388	73,098	—	710
KZT	CIT	07/29/13	135,843,100	892,530	891,688	842	—
KZT	HSB	09/26/13	3,817,500	24,870	24,852	18	—
KZT	HSB	10/30/13	30,571,200	198,192	198,100	92	—
MXN	BRC	07/01/13	70,000	5,394	5,402	—	8
MXN	BRC	07/24/13	4,420,525	330,025	340,490	—	10,465
MXN	SCB	07/24/13	4,420,525	330,198	340,490	—	10,292
MYR	BRC	07/08/13	867,256	269,000	274,378	—	5,378
MYR	BRC	07/10/13	414,060	134,000	130,980	3,020	—
MYR	JPM	07/10/13	429,420	136,000	135,839	161	—
MYR	JPM	07/15/13	401,313	125,000	126,904	—	1,904
MYR	JPM	07/17/13	401,813	125,000	127,045	—	2,045
PHP	CIT	07/18/13	17,731,620	402,260	410,358	—	8,098
PHP	JPM	07/08/13	11,720,790	272,767	271,289	1,478	—
RON	BRC	07/31/13	337,045	98,485	97,939	546	—
RUB	CIT	07/01/13	6,842,220	217,151	208,247	8,904	—
RUB	CIT	07/01/13	6,944,734	221,198	211,367	9,831	—
RUB	CIT	07/01/13	9,355,500	297,000	284,740	12,260	—
RUB	CIT	09/16/13	4,998,094	150,536	150,102	434	—
RUB	CIT	09/16/13	32,396,813	975,000	972,936	2,064	—
RUB	JPM	07/01/13	2,204,205	67,329	67,086	243	—
RUB	UBS	07/01/13	16,370,175	501,000	498,236	2,764	—
TRY	BRC	07/12/13	381,800	200,000	197,623	2,377	—
TRY	CIT	07/10/13	177,318	91,166	91,809	—	643
TRY	CIT	07/10/13	310,728	160,668	160,885	—	217
TRY	JPM	07/05/13	357,661	191,253	185,328	5,925	—
TRY	JPM	07/05/13	484,778	250,273	251,195	—	922
TRY	JPM	07/05/13	774,988	405,000	401,572	3,428	—

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  79

Lazard Emerging Markets Multi-Strategy Portfolio (concluded)

Forward Currency Contracts open at June 30, 2013 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (concluded)
TRY	JPM	07/12/13	75,340	$40,000	$38,997	$1,003	$—
TRY	JPM	07/12/13	113,856	60,000	58,933	1,067	—
TRY	JPM	07/12/13	431,008	226,257	223,093	3,164	—
TRY	JPM	12/04/13	704,283	365,084	356,043	9,041	—
UGX	CIT	07/05/13	160,890,000	62,000	61,994	6	—
ZAR	BRC	08/19/13	1,785,859	178,096	179,420	—	1,324
ZAR	CIT	07/29/13	121,066	12,000	12,199	—	199
ZAR	JPM	07/29/13	1,837,740	187,717	185,183	2,534	—
ZAR	JPM	07/29/13	2,948,412	298,000	297,101	899	—
ZAR	SSB	07/01/13	3,771,384	373,177	381,524	—	8,347
ZAR	SSB	07/03/13	986,082	97,525	99,740	—	2,215
ZMW	BRC	08/07/13	454,188	84,000	82,153	1,847	—
ZMW	BRC	08/17/13	434,343	79,187	77,749	1,438	—
ZMW	BRC	12/17/13	290,000	51,509	50,552	957	—
Total Forward Currency Sale Contracts				$23,908,901	$23,673,496	318,808	83,403
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$406,756	$933,232

Credit Default Swap Agreement open at June 30, 2013:

Referenced Obligation	Counterparty	Notional Amount	Expiration Date	Receive (Pay) Rate	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation

Republic of Korea	BRC	300,000	06/20/18	(1.00%)	$(1,946)	$3,737	$1,791

Interest Rate Swap Agreements open at June 30, 2013:

Currency	Counterparty	Notional Amount	Expiration Date	Receive (Pay) Rate	Variable Rate	Unrealized Depreciation
BRL	BRC	591,000	01/04/16	8.18%	Brazil Cetip Interbank Deposit Rate	$13,921
BRL	BRC	2,200,000	01/04/16	8.83%	Brazil Cetip Interbank Deposit Rate	38,442
BRL	BRC	538,000	01/02/17	8.34%	Brazil Cetip Interbank Deposit Rate	18,884
BRL	BRC	216,000	01/02/17	8.35%	Brazil Cetip Interbank Deposit Rate	7,594
BRL	BRC	642,397	01/02/17	8.68%	Brazil Cetip Interbank Deposit Rate	20,314
BRL	BRC	347,001	01/02/17	8.80%	Brazil Cetip Interbank Deposit Rate	9,205
BRL	JPM	692,001	01/02/17	8.90%	Brazil Cetip Interbank Deposit Rate	17,214
Total unrealized depreciation on Interest Rate Swap Agreements						125,574
Total net unrealized depreciation on Swap Agreements						$123,783

The accompanying notes are an integral part of these financial statements.

80  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio

Corporate Bonds | 7.0%

Brazil | 1.3%
AmBev International Finance Co., Ltd.,
9.500%, 07/24/17	BRL	250	$112,656
Anheuser-Busch InBev Worldwide, Inc.,
9.750%, 11/17/15	BRL	150	67,896
Arcos Dorados Holdings, Inc.:
10.250%, 07/13/16	BRL	1,500	673,919
10.250%, 07/13/16 (f)	BRL	250	112,320
Banco do Brasil SA,
9.250%, 04/15/23	USD	925	1,005,938
Banco Santander Brasil SA,
8.000%, 03/18/16 (f)	BRL	700	288,615
BC Luxco 1 SA,
7.375%, 01/29/20 (f)	USD	600	570,000
Companhia Energetica de Sao Paulo,
9.750%, 01/15/15	BRL	539	377,300
Odebrecht Finance, Ltd.:
7.125%, 06/26/42	USD	375	363,750
7.125%, 06/26/42 (f)	USD	750	727,500
			4,299,894
Colombia | 0.7%
Banco GNB Sudameris SA,
3.875%, 05/02/18 (f)	USD	725	689,656
Empresa de Telecomunicaciones de Bogota SA,
7.000%, 01/17/23 (f)	COP	560,000	275,383
Millicom International Cellular SA,
4.750%, 05/22/20 (f)	USD	375	357,656
Pacific Rubiales Energy Corp.,
5.125%, 03/28/23 (f)	USD	1,075	1,015,875
			2,338,570
Georgia | 0.3%
Bank of Georgia JSC,
7.750%, 07/05/17	USD	1,025	1,030,125

Guatemala | 0.2%
Industrial Senior Trust:
5.500%, 11/01/22	USD	200	188,000
5.500%, 11/01/22 (f)	USD	600	564,000
			752,000

Description	Security Currency	Principal Amount (000)	Value

India | 0.3%
Vedanta Resources PLC:
9.500%, 07/18/18	USD	650	$710,125
8.250%, 06/07/21	USD	275	277,063
			987,188
Indonesia | 0.9%
PT Gajah Tunggal Tbk,
7.750%, 02/06/18	USD	200	198,500
7.750%, 02/06/18 (f)	USD	750	744,375
PT Pertamina (Persero) Tbk:
5.250%, 05/23/21	USD	1,025	1,014,750
6.500%, 05/27/41	USD	1,300	1,254,500
			3,212,125
Kazakhstan | 0.3%
Halyk Savings Bank of Kazakhstan JSC:
7.250%, 05/03/17	USD	775	798,250
7.250%, 01/28/21	USD	275	281,875
			1,080,125
Mexico | 0.8%
America Movil SAB de CV,
6.450%, 12/05/22	MXN	17,350	1,296,750
Bio Pappel SAB de CV,
7.000%, 08/27/16	USD	525	513,188
Cemex SAB de CV,
9.500%, 06/15/18 (f)	USD	300	324,000
Grupo Televisa SAB,
7.250%, 05/14/43	MXN	12,000	785,455
			2,919,393
Russia | 2.2%
EDC Finance, Ltd.,
4.875%, 04/17/20 (f)	USD	725	664,078
Gazprom OAO,
8.625%, 04/28/34	USD	525	622,125
Lukoil International Finance BV,
4.563%, 04/24/23 (f)	USD	725	674,185
Metalloinvest Finance, Ltd.,
5.625%, 04/17/20 (f)	USD	725	657,320
MTS International Funding, Ltd.:
8.625%, 06/22/20	USD	275	323,125
5.000%, 05/30/23 (f)	USD	320	307,200
Nord Gold NV,
6.375%, 05/07/18 (f)	USD	750	645,000
Polyus Gold International, Ltd.,
5.625%, 04/29/20 (f)	USD	725	702,344
Sberbank of Russia,
5.250%, 05/23/23 (f)	USD	1,125	1,057,500

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  81

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Russia (continued)
Sibur Securities, Ltd.,
3.914%, 01/31/18	USD	750	$693,750
TMK OAO,
6.750%, 04/03/20 (f)	USD	575	533,312
VimpelCom Holdings BV,
9.000%, 02/13/18 (f)	RUB	20,300	608,628
			7,488,567
Total Corporate Bonds
(Identified cost $26,321,489)			24,107,987

Foreign Government Obligations | 77.6%

Argentina | 0.2%
Republic of Argentina,
2.500%, 12/31/38 (g)	USD	2,225	723,125

Belarus | 0.7%
Republic of Belarus:
8.750%, 08/03/15	USD	1,490	1,493,725
8.950%, 01/26/18	USD	1,000	997,500
			2,491,225
Bolivia | 0.6%
Bolivia Government Bond,
4.875%, 10/29/22	USD	2,075	1,940,125

Brazil | 2.8%
Brazil Letras do Tesouro Nacional,
0.000%, 01/01/17	BRL	3,000	935,934
Brazil Minas SPE,
5.333%, 02/15/28 (f)	USD	4,350	4,227,026
Brazil NTN-B,
6.000%, 08/15/20	BRL	145	160,875
Brazil NTN-F:
10.000%, 01/01/17	BRL	5,800	2,664,787
10.000%, 01/01/21	BRL	360	161,633
10.000%, 01/01/23	BRL	2,100	935,432
Federal Republic of Brazil,
7.125%, 01/20/37	USD	430	511,700
			9,597,387

Description	Security Currency	Principal Amount (000)	Value

Chile | 1.6%
Chile Government International Bond,
6.000%, 01/01/18	CLP	205,000	$417,315
Republic of Chile,
2.250%, 10/30/22	USD	5,575	5,017,500
			5,434,815
Colombia | 1.1%
Republic of Colombia:
7.750%, 04/14/21	COP	905,000	529,196
9.850%, 06/28/27	COP	160,000	109,379
6.125%, 01/18/41	USD	2,943	3,274,088
			3,912,663
Costa Rica | 0.3%
Costa Rica Government International Bond:
4.375%, 04/30/25 (f)	USD	675	616,781
5.625%, 04/30/43 (f)	USD	650	588,250
			1,205,031
Croatia | 1.2%
Croatia:
6.250%, 04/27/17	USD	720	754,855
6.750%, 11/05/19	USD	925	987,364
6.625%, 07/14/20	USD	2,125	2,253,605
			3,995,824
Dominican Republic | 0.7%
Dominican Republic:
11.700%, 06/06/14	DOP	24,500	607,009
5.875%, 04/18/24 (f)	USD	2,050	1,973,125
			2,580,134
Egypt | 0.6%
Arab Republic of Egypt:
5.750%, 04/29/20	USD	1,225	961,870
6.875%, 04/30/40	USD	1,695	1,203,789
			2,165,659
El Salvador | 0.3%
Republic of El Salvador,
5.875%, 01/30/25 (f)	USD	960	933,600

Georgia | 0.1%
Republic of Georgia,
6.875%, 04/12/21	USD	450	481,500

The accompanying notes are an integral part of these financial statements.

82  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Guatemala | 0.7%
Republic of Guatemala:
5.750%, 06/06/22	USD	200	$203,000
5.750%, 06/06/22 (f)	USD	246	249,690
4.875%, 02/13/28 (f)	USD	2,005	1,814,525
			2,267,215
Honduras | 0.3%
Honduras Government Bonds:
7.500%, 03/15/24	USD	375	322,500
7.500%, 03/15/24 (f)	USD	800	688,000
			1,010,500
Hungary | 4.5%
Hungary Government Bonds:
7.750%, 08/24/15	HUF	243,000	1,139,260
6.750%, 02/24/17	HUF	764,000	3,549,200
5.500%, 12/20/18	HUF	155,000	686,330
6.500%, 06/24/19	HUF	69,000	319,663
7.000%, 06/24/22	HUF	210,000	984,092
6.750%, 10/22/28	HUF	112,000	507,490
Republic of Hungary:
4.750%, 02/03/15	USD	950	961,875
6.250%, 01/29/20	USD	1,947	2,034,615
6.375%, 03/29/21	USD	755	785,200
5.375%, 02/21/23	USD	2,962	2,850,925
7.625%, 03/29/41	USD	1,460	1,524,240
			15,342,890
Indonesia | 4.2%
Indonesia Government Bonds:
7.000%, 05/15/22	IDR	9,290,000	925,265
5.625%, 05/15/23	IDR	12,200,000	1,097,528
8.375%, 09/15/26	IDR	6,405,000	684,137
7.000%, 05/15/27	IDR	13,980,000	1,324,339
6.125%, 05/15/28	IDR	29,530,000	2,576,519
8.250%, 06/15/32	IDR	8,700,000	911,837
6.625%, 05/15/33	IDR	5,500,000	487,287
Republic of Indonesia:
6.875%, 01/17/18	USD	1,905	2,138,363
3.375%, 04/15/23 (f)	USD	1,125	1,009,688
6.625%, 02/17/37	USD	2,340	2,550,600
5.250%, 01/17/42	USD	775	736,250
			14,441,813
Iraq | 2.3%
Republic of Iraq,
5.800%, 01/15/28	USD	9,675	8,030,250

Description	Security Currency	Principal Amount (000)	Value

Ivory Coast | 3.3%
Ivory Coast,
5.750%, 12/31/32 (g)	USD	13,875	$11,377,500

Jordan | 0.6%
Kingdom of Jordan,
3.875%, 11/12/15	USD	1,975	1,925,625

Kenya | 0.2%
Kenya Treasury Bond,
12.000%, 09/18/23	KES	72,000	847,966

Lebanon | 1.3%
Lebanese Republic:
9.000%, 03/20/17	USD	2,582	2,853,110
6.100%, 10/04/22	USD	1,809	1,682,370
			4,535,480
Malaysia | 3.2%
Bank Negara Malaysia Monetary Note,
0.000%, 09/05/13	MYR	9,445	2,973,269
Malaysian Government Bonds:
4.262%, 09/15/16	MYR	8,000	2,597,163
3.580%, 09/28/18	MYR	6,150	1,948,797
4.378%, 11/29/19	MYR	5,890	1,949,811
4.160%, 07/15/21	MYR	1,365	445,930
3.418%, 08/15/22	MYR	1,470	456,948
4.392%, 04/15/26	MYR	2,325	778,025
			11,149,943
Mexico | 6.7%
Mexican Bonos:
6.000%, 06/18/15	MXN	32,250	2,563,952
5.000%, 06/15/17	MXN	4,200	324,590
7.750%, 12/14/17	MXN	39,000	3,318,861
8.500%, 12/13/18	MXN	21,950	1,939,019
8.000%, 06/11/20	MXN	13,000	1,144,535
7.500%, 06/03/27	MXN	24,760	2,140,153
8.500%, 05/31/29	MXN	30,400	2,796,536
7.750%, 05/29/31	MXN	3,900	332,632
10.000%, 11/20/36	MXN	2,670	274,309
8.500%, 11/18/38	MXN	20,650	1,856,311
7.750%, 11/13/42	MXN	3,400	282,604

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  83

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Mexico (continued)
Mexican Udibonos:
5.000%, 06/16/16	MXN	11,389	$974,929
2.500%, 12/10/20	MXN	21,689	1,706,968
United Mexican States,
6.750%, 09/27/34	USD	2,720	3,209,600
			22,864,999
Namibia | 0.1%
Republic of Namibia,
5.500%, 11/03/21 (f)	USD	200	202,000

Nigeria | 2.4%
Nigeria Treasury Bills:
0.000%, 10/10/13	NGN	147,000	869,256
0.000%, 10/24/13	NGN	2,000	11,785
0.000%, 11/07/13	NGN	38,000	222,398
0.000%, 12/19/13	NGN	500,000	2,886,821
0.000%, 03/20/14	NGN	110,000	613,813
0.000%, 04/10/14	NGN	95,000	525,063
0.000%, 04/24/14	NGN	90,000	496,725
0.000%, 05/08/14	NGN	9,000	49,434
0.000%, 06/05/14	NGN	2,300	12,533
Nigeria Government Bonds:
15.100%, 04/27/17	NGN	36,000	228,739
16.000%, 06/29/19	NGN	142,000	937,621
16.390%, 01/27/22	NGN	153,447	1,054,463
Republic of Nigeria,
6.750%, 01/28/21	USD	200	209,000
			8,117,651
Panama | 1.1%
Panama Government International Bonds:
7.125%, 01/29/26	USD	838	1,024,455
4.300%, 04/29/53	USD	3,350	2,688,375
			3,712,830
Paraguay | 0.1%
Republic of Paraguay,
4.625%, 01/25/23 (f)	USD	250	241,250

Peru | 2.2%
Peruvian Government International Bond:
6.950%, 08/12/31	PEN	1,440	538,214
8.750%, 11/21/33	USD	2,220	3,230,100

Description	Security Currency	Principal Amount (000)	Value

Republic of Peru:
7.840%, 08/12/20	PEN	6,635	$2,744,868
7.350%, 07/21/25	USD	325	416,000
8.200%, 08/12/26	PEN	830	364,401
6.950%, 08/12/31 (f)	PEN	1,077	402,539
			7,696,122
Philippines | 0.8%
Republic of Philippines:
7.750%, 01/14/31	USD	1,425	1,881,000
6.250%, 01/14/36	PHP	30,000	736,979
			2,617,979
Poland | 4.0%
Poland Government Bonds:
0.000%, 01/25/14	PLN	7,250	2,147,704
5.500%, 04/25/15	PLN	400	125,548
5.250%, 10/25/17	PLN	4,125	1,319,982
5.500%, 10/25/19	PLN	16,827	5,504,339
5.250%, 10/25/20	PLN	1,250	404,095
5.750%, 09/23/22	PLN	5,125	1,702,061
2.750%, 08/25/23	PLN	6,584	2,026,254
4.000%, 10/25/23	PLN	1,600	467,596
			13,697,579
Romania | 2.1%
Romania Government Bonds:
5.850%, 07/28/14	RON	3,250	956,111
5.800%, 10/26/15	RON	7,350	2,167,233
5.750%, 01/27/16	RON	3,320	978,940
6.750%, 06/11/17	RON	1,100	335,678
5.900%, 07/26/17	RON	2,570	752,415
6.750%, 02/07/22	USD	1,746	1,946,528
			7,136,905
Russia | 5.7%
Russia Foreign Bonds:
7.850%, 03/10/18	RUB	100,000	3,172,912
7.850%, 03/10/18 (f)	RUB	5,000	158,645
5.000%, 04/29/20	USD	500	535,000
7.500%, 03/31/30 (g)	USD	2,462	2,883,881
Russia Government Bonds - OFZ:
7.350%, 01/20/16	RUB	23,700	737,554
7.500%, 03/15/18	RUB	8,960	281,230
7.500%, 02/27/19	RUB	12,000	370,706
6.800%, 12/11/19	RUB	13,000	387,750
7.600%, 04/14/21	RUB	24,475	758,341
7.600%, 07/20/22	RUB	84,000	2,575,765
7.000%, 01/25/23	RUB	41,000	1,204,849
8.150%, 02/03/27	RUB	35,000	1,094,008

The accompanying notes are an integral part of these financial statements.

84  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Russia (continued)
Russian Federation:
3.250%, 04/04/17	USD	400	$411,452
3.250%, 04/04/17 (f)	USD	2,800	2,880,164
5.625%, 04/04/42	USD	1,800	1,867,500
5.625%, 04/04/42 (f)	USD	200	207,500
			19,527,257
Senegal | 0.5%
Republic of Senegal,
8.750%, 05/13/21	USD	1,675	1,742,000

Serbia | 0.4%
Republic of Serbia:
5.250%, 11/21/17 (f)	USD	400	390,000
4.875%, 02/25/20	USD	225	204,750
Serbia Treasury Bill,
0.000%, 01/03/14	RSD	80,000	871,707
			1,466,457
South Africa | 4.8%
Eskom Holdings, Ltd.,
7.850%, 04/02/26	ZAR	9,000	866,431
Republic of South Africa:
13.500%, 09/15/15	ZAR	11,450	1,331,726
8.250%, 09/15/17	ZAR	26,440	2,806,986
8.000%, 12/21/18	ZAR	23,450	2,471,857
7.250%, 01/15/20	ZAR	14,400	1,448,893
6.750%, 03/31/21	ZAR	3,050	295,949
7.750%, 02/28/23	ZAR	19,900	2,030,051
10.500%, 12/21/26	ZAR	20,635	2,530,421
7.000%, 02/28/31	ZAR	25,700	2,258,417
South Africa Government Bond,
6.500%, 02/28/41	ZAR	4,600	358,482
			16,399,213
Sri Lanka | 0.6%
Republic of Sri Lanka,
6.250%, 10/04/20	USD	2,019	1,998,810

Tanzania | 0.2%
United Republic of Tanzania,
6.450%, 03/08/20	USD	650	650,000

Thailand | 3.8%
Bank of Thailand,
0.000%, 09/19/13	THB	7,000	224,467
Thailand Government Bonds:
5.250%, 07/13/13	THB	44,000	1,419,693
3.625%, 05/22/15	THB	16,400	536,165

Description	Security Currency	Principal Amount (000)	Value

3.125%, 12/11/15	THB	90,000	$2,913,104
3.250%, 06/16/17	THB	30,000	968,544
3.875%, 06/13/19	THB	106,300	3,494,766
1.200%, 07/14/21	THB	52,503	1,636,733
3.650%, 12/17/21	THB	43,920	1,410,605
3.580%, 12/17/27	THB	10,200	309,746
			12,913,823
Turkey | 6.6%
Republic of Turkey:
7.000%, 09/26/16	USD	1,350	1,507,410
5.125%, 03/25/22	USD	1,890	1,937,250
3.250%, 03/23/23	USD	1,000	872,500
6.875%, 03/17/36	USD	2,390	2,664,850
Turkey Government Bonds:
9.000%, 03/05/14	TRY	860	450,351
6.500%, 01/07/15	TRY	3,890	1,982,615
9.000%, 01/27/16	TRY	8,566	4,552,367
9.000%, 03/08/17	TRY	9,300	4,978,613
10.500%, 01/15/20	TRY	1,910	1,101,218
4.000%, 04/01/20	TRY	1,951	1,079,598
3.000%, 07/21/21	TRY	2,743	1,431,509
			22,558,281
Ukraine | 1.6%
Ukraine Government Bonds:
6.875%, 09/23/15	USD	775	759,500
6.580%, 11/21/16	USD	1,725	1,599,937
9.250%, 07/24/17 (f)	USD	400	399,000
7.800%, 11/28/22 (f)	USD	1,425	1,271,813
7.500%, 04/17/23 (f)	USD	1,875	1,645,312
			5,675,562
Uruguay | 0.5%
Republica Orient Uruguay,
5.000%, 09/14/18	UYU	14,716	809,453
Uruguay Monetary Regulation Bill,
0.000%, 09/09/13	UYU	18,000	866,384
			1,675,837
Venezuela | 1.8%
Republic of Venezuela:
7.750%, 10/13/19	USD	890	738,700
8.250%, 10/13/24	USD	4,195	3,251,125
7.650%, 04/21/25	USD	1,226	913,370
9.250%, 05/07/28	USD	936	762,514
7.000%, 03/31/38	USD	890	606,535
			6,272,244
Vietnam | 0.3%
Socialist Republic of Vietnam,
6.750%, 01/29/20	USD	950	1,007,000

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  85

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Zambia | 0.5%
Republic of Zambia:
5.375%, 09/20/22	USD	1,050	$934,500
5.375%, 09/20/22 (f)	USD	1,075	956,750
			1,891,250
Total Foreign Government Obligations
(Identified cost $285,928,927)			266,455,319

Quasi Government Bonds | 7.6%

Angola | 2.9%
Northern Lights III BV,
7.000%, 08/16/19	USD	9,780	10,048,950

Azerbaijan | 0.6%
State Oil Co. of the Azerbaijan Republic,
4.750%, 03/13/23	USD	2,475	2,239,875

Colombia | 0.4%
Emgesa SA ESP:
8.750%, 01/25/21	COP	1,000,000	572,414
8.750%, 01/25/21 (f)	COP	150,000	85,862
Empresas Publicas de Medellin ESP:
8.375%, 02/01/21	COP	1,040,000	579,075
8.375%, 02/01/21 (f)	COP	150,000	83,521
			1,320,872
Kazakhstan | 1.8%
Development Bank of Kazakhstan JSC:
4.125%, 12/10/22	USD	2,075	1,846,750
4.125%, 12/10/22 (f)	USD	4,900	4,361,000
			6,207,750
Mexico | 0.6%
Petroleos Mexicanos,
4.875%, 01/24/22	USD	1,650	1,683,000
3.500%, 01/30/23	USD	350	322,875
			2,005,875
Russia | 0.2%
Russian Agricultural Bank OJSC:
8.700%, 03/17/16	RUB	15,000	456,260
8.625%, 02/17/17	RUB	14,000	422,264
			878,524
South Korea | 0.2%
Export-Import Bank of Korea,
6.600%, 11/04/13	IDR	6,700,000	658,524

Description	Security Currency	Principal Amount (000)	Value

Venezuela | 0.9%
Petroleos de Venezuela SA,
5.250%, 04/12/17	USD	3,945	$3,215,175

Total Quasi Government Bonds
(Identified cost $28,824,512)			26,575,545

Supranationals | 0.2%
Inter-American Development Bank, 0.000%, 08/20/15 (Identified cost $701,572)	IDR	7,000,000	609,700

Description		Shares	Value

Short-Term Investment | 2.8%
State Street Institutional Treasury Money Market Fund (Identified cost $9,601,766)		9,601,766	$9,601,766

Total Investments | 95.2%
(Identified cost $351,378,266) (b), (d)			327,350,317

Description		Number of Contracts	Value

Purchased Options | 0.1%
CNH vs USD September 13 6.15 Call, Expires 09/02/13		63,500	$35,560
CNH vs USD September 13 6.15 Call, Expires 09/04/13		63,500	36,830
CNH vs USD September 13 6.15 Call, Expires 09/17/13		58,000	39,440
CNH vs USD September 13 6.189 Call, Expires 09/02/13		74,000	24,420
USD vs MYR July 13 3.15 Put, Expires 07/18/13		116,000	47,560

Total Purchased Options
(Identified cost $236,850)			183,810

Total Investments and Purchased Options | 95.3%
(Identified cost $351,615,116)			$327,534,127

Cash and Other Assets in Excess of Liabilities | 4.7%			16,157,039

Net Assets | 100.0%			$343,691,166

The accompanying notes are an integral part of these financial statements.

86  Semi-Annual Report

Lazard Emerging Markets Debt Portfolio (continued)

Forward Currency Contracts open at June 30, 2013:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
BRL	BRC	07/02/13	572,940	$270,000	$256,768	$—	$13,232
BRL	BRC	07/02/13	2,680,000	1,274,794	1,201,066	—	73,728
BRL	BRC	07/02/13	4,657,819	2,194,910	2,087,444	—	107,466
BRL	BRC	08/02/13	7,911,087	3,575,309	3,520,654	—	54,655
BRL	CIT	07/02/13	932,580	440,000	417,944	—	22,056
BRL	HSB	07/02/13	5,997,819	2,857,805	2,687,977	—	169,828
BRL	HSB	07/02/13	5,997,819	2,883,983	2,687,978	—	196,005
BRL	SCB	07/02/13	932,800	440,000	418,043	—	21,957
BRL	SCB	07/02/13	1,517,738	675,000	680,188	5,188	—
BRL	SCB	07/02/13	4,657,819	2,195,945	2,087,444	—	108,501
BRL	SCB	07/02/13	5,997,819	2,857,125	2,687,978	—	169,147
BRL	SCB	07/02/13	5,997,819	2,884,052	2,687,978	—	196,074
BRL	SCB	08/02/13	7,911,087	3,537,420	3,520,654	—	16,766
BRL	SCB	08/02/13	7,911,087	3,593,907	3,520,655	—	73,252
CNH	JPM	07/12/13	22,969,600	3,700,000	3,740,633	40,633	—
CNH	JPM	07/15/13	12,177,480	1,960,000	1,982,533	22,533	—
CNH	SCB	07/15/13	12,178,460	1,960,000	1,982,693	22,693	—
EUR	SCB	07/17/13	1,297,169	1,698,540	1,688,561	—	9,979
HUF	CIT	07/12/13	422,182,800	1,860,000	1,861,267	1,267	—
HUF	SCB	07/12/13	20,297,320	89,364	89,484	120	—
INR	BRC	11/13/13	51,630,531	930,000	850,196	—	79,804
INR	JPM	08/07/13	101,574,600	1,860,000	1,698,419	—	161,581
INR	JPM	11/12/13	99,954,000	1,800,000	1,646,181	—	153,819
INR	JPM	11/13/13	49,977,000	900,000	822,967	—	77,033
MXN	BRC	07/24/13	6,000,000	461,460	462,149	689	—
MXN	BRC	07/24/13	19,173,558	1,438,970	1,476,840	37,870	—
MXN	SCB	07/24/13	19,173,558	1,439,532	1,476,841	37,309	—
MYR	BRC	07/17/13	1,753,780	560,000	554,508	—	5,492
MYR	HSB	07/15/13	8,878,000	2,829,641	2,807,423	—	22,218
MYR	SCB	07/15/13	7,000,000	2,221,165	2,213,558	—	7,607
MYR	SCB	07/17/13	1,753,360	560,000	554,375	—	5,625
MYR	SCB	07/17/13	7,000,000	2,194,151	2,213,252	19,101	—
PLN	CIT	07/24/13	2,183,482	655,000	656,230	1,230	—
PLN	SCB	07/24/13	6,919,512	2,111,217	2,079,610	—	31,607
RSD	CIT	07/17/13	249,928,000	2,918,697	2,850,189	—	68,508
RUB	BRC	07/15/13	52,449,155	1,622,331	1,592,638	—	29,693
RUB	BRC	07/15/13	56,000,000	1,700,500	1,700,461	—	39
RUB	JPM	08/01/13	12,502,000	380,000	378,485	—	1,515
TRY	BRC	07/12/13	2,000,000	1,035,384	1,035,215	—	169
TRY	JPM	07/12/13	1,157,430	600,000	599,095	—	905
ZMW	BRC	09/17/13	3,637,624	670,000	651,154	—	18,846
ZMW	BRC	09/17/13	3,637,624	670,000	651,154	—	18,846
ZMW	BRC	12/17/13	2,900,000	500,000	505,517	5,517	—
ZMW	BRC	12/17/13	2,900,000	500,000	505,517	5,517	—
Total Forward Currency Purchase Contracts				$71,506,202	$69,789,916	$199,667	$1,915,953

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  87

Lazard Emerging Markets Debt Portfolio (continued)

Forward Currency Contracts open at June 30, 2013 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts
BRL	BRC	07/02/13	3,638,000	$1,700,000	$1,630,403	$69,597	$—
BRL	BRC	07/02/13	7,911,087	3,597,584	3,545,426	52,158	—
BRL	CIT	07/02/13	932,580	420,915	417,944	2,971	—
BRL	SCB	07/02/13	1,520,050	700,000	681,224	18,776	—
BRL	SCB	07/02/13	1,813,336	800,000	812,663	—	12,663
BRL	SCB	07/02/13	2,065,923	926,008	925,863	145	—
BRL	SCB	07/02/13	3,534,400	1,600,000	1,583,974	16,026	—
BRL	SCB	07/02/13	3,638,000	1,700,000	1,630,403	69,597	—
BRL	SCB	07/02/13	7,911,087	3,558,743	3,545,426	13,317	—
BRL	SCB	07/02/13	7,911,087	3,617,323	3,545,426	71,897	—
CNH	JPM	07/12/13	11,463,525	1,850,000	1,866,852	—	16,852
CNH	JPM	07/12/13	11,506,075	1,862,276	1,873,781	—	11,505
CNH	JPM	07/15/13	12,177,480	1,970,466	1,982,533	—	12,067
CNH	SCB	07/15/13	12,178,460	1,971,103	1,982,693	—	11,590
COP	BRC	07/25/13	3,210,217,500	1,645,000	1,666,908	—	21,908
COP	SCB	07/25/13	3,210,217,500	1,645,000	1,666,908	—	21,908
CZK	BRC	07/17/13	12,374,976	640,000	619,230	20,770	—
CZK	JPM	07/17/13	12,408,256	640,000	620,895	19,105	—
CZK	SCB	07/17/13	18,727,111	973,343	937,084	36,259	—
EUR	BRC	07/17/13	1,394,532	1,857,793	1,815,300	42,493	—
EUR	CIT	07/17/13	2,171,776	2,918,697	2,827,060	91,637	—
EUR	SCB	07/17/13	1,394,532	1,857,796	1,815,300	42,496	—
EUR	UBS	07/17/13	1,394,532	1,857,782	1,815,300	42,482	—
HUF	BRC	07/12/13	772,280,945	3,409,178	3,404,737	4,441	—
HUF	SCB	07/01/13	20,297,320	89,455	89,576	—	121
INR	BRC	11/12/13	99,954,000	1,717,718	1,646,181	71,537	—
INR	BRC	11/13/13	51,630,531	885,753	850,196	35,557	—
INR	JPM	08/07/13	101,574,600	1,777,644	1,698,418	79,226	—
INR	JPM	11/13/13	49,977,000	858,122	822,967	35,155	—
MXN	BRC	07/01/13	6,000,000	462,346	463,054	—	708
MXN	BRC	07/24/13	24,781,731	1,850,142	1,908,809	—	58,667
MXN	SCB	07/24/13	8,844,462	660,000	681,243	—	21,243
MXN	SCB	07/24/13	24,781,731	1,851,110	1,908,810	—	57,700
MYR	JPM	07/15/13	1,332,358	415,000	421,321	—	6,321
MYR	JPM	07/17/13	1,334,018	415,000	421,788	—	6,788
MYR	SCB	07/15/13	7,000,000	2,194,357	2,213,557	—	19,200
PEN	HSB	07/18/13	2,454,750	900,000	881,028	18,972	—
PEN	JPM	07/31/13	840,000	300,967	301,110	—	143
PEN	JPM	07/31/13	841,298	301,594	301,576	18	—
PLN	SCB	07/24/13	5,099,633	1,540,000	1,532,658	7,342	—
THB	JPM	07/15/13	96,465,823	3,122,377	3,108,328	14,049	—
TRY	BRC	07/02/13	2,000,000	1,036,914	1,036,808	106	—

The accompanying notes are an integral part of these financial statements.

88  Semi-Annual Report

Lazard Emerging Markets Debt Portfolio (concluded)

Forward Currency Contracts open at June 30, 2013 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (concluded)
TRY	JPM	07/12/13	5,460,452	$2,866,454	$2,826,373	$40,081	$—
ZAR	BRC	07/24/13	1,665,497	161,922	167,948	—	6,026
ZAR	BRC	07/24/13	6,624,936	652,112	668,056	—	15,944
ZMW	BRC	09/17/13	3,637,624	663,195	651,154	12,041	—
ZMW	BRC	12/17/13	2,900,000	515,098	505,518	9,580	—
Total Forward Currency Sale Contracts				$68,956,287	$68,319,810	937,831	301,354
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$1,137,498	$2,217,307

Interest Rate Swap Agreements open at June 30, 2013:

Currency	Counterparty	Notional Amount	Expiration Date	Receive (Pay) Rate	Variable Rate	Unrealized Depreciation

BRL	BRC	2,955,711	01/04/16	8.18%	Brazil Cetip Interbank Deposit Rate	$69,624
BRL	BRC	4,189,478	01/04/16	8.65%	Brazil Cetip Interbank Deposit Rate	78,844
BRL	BRC	2,047,641	01/02/17	(1.00%)	Brazil Cetip Interbank Deposit Rate	48,686
BRL	JPM	2,203,000	01/02/17	7.83%	Brazil Cetip Interbank Deposit Rate	50,810
BRL	BRC	2,150,100	01/02/17	8.34%	Brazil Cetip Interbank Deposit Rate	75,471
BRL	JPM	1,189,001	01/04/21	7.83%	Brazil Cetip Interbank Deposit Rate	54,892
BRL	BRC	951,237	01/04/21	9.24%	Brazil Cetip Interbank Deposit Rate	51,747
ZAR	BRC	15,200,000	10/16/17	5.78%	South Africa Johannesburg Interbank Agreed Rate 3 Month	66,771
Gross unrealized depreciation on Interest Rate Swap Agreements						$496,845

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  89

Description	Shares	Value

Lazard US Realty Income Portfolio

Common Stocks | 8.8%

Real Estate | 8.8%
Colony Financial, Inc.	309,115	$6,148,298
Mission West Properties, Inc.	64,500	1,290
Starwood Property Trust, Inc.	357,836	8,856,441

Total Common Stocks (Identified cost $14,577,898)		15,006,029

Preferred Stocks | 29.7%

Real Estate | 29.7%
Apollo Commercial Real Estate Finance, Inc.,
Series A, 8.625%	60,000	1,593,000
Ashford Hospitality Trust, Inc.,
Series D, 8.450%	61,782	1,561,849
CBL & Associates Properties, Inc.,
Series E, 6.625%	60,000	1,492,200
Cedar Realty Trust, Inc.,
Series B, 7.250%	72,918	1,873,993
DDR Corp.:
Series J, 6.500%	47,900	1,156,306
Series K, 6.250%	66,000	1,564,860
EPR Properties,
Series F, 6.625%	13,769	338,717
First Industrial Realty Trust, Inc.,
Series K, 7.250%	58,630	1,468,095
General Growth Properties, Inc.,
Series A, 6.375%	275,000	6,374,500
Glimcher Realty Trust,
6.875%	160,000	3,892,640
Kimco Realty Corp.,
Series J, 5.500%	69,900	1,673,406
Kite Realty Group Trust,
Series A, 8.250%	40,530	1,043,648
LaSalle Hotel Properties,
Series I, 6.375%	90,000	2,067,300
NorthStar Realty Finance Corp.,
Series A, 8.750%	72,886	1,854,949
Pebblebrook Hotel Trust,
Series C, 6.500%	158,886	3,837,097
Pennsylvania Real Estate Investment Trust:
Series A, 8.250%	35,232	931,534
Series B, 7.375%	33,694	862,903

Description	Shares	Value

PS Business Parks, Inc.,
Series U, 5.750%	47,300	$1,103,509
Regency Centers Corp.,
Series 7, 6.000%	16,342	397,274
Retail Properties of America, Inc.,
7.000%	68,979	1,719,646
Sabra Healthcare REIT, Inc.,
Series A, 7.125%	130,000	3,273,400
Strategic Hotels & Resorts, Inc.,
Series C, 8.250%	120,178	2,872,254
Sun Communities, Inc.,
Series A, 7.125%	84,900	2,134,386
Taubman Centers, Inc.,
Series K, 6.250%	125,000	3,035,000
Vornado Realty Trust,
Series K, 5.700%	73,764	1,739,355
Weingarten Realty Investors,
Series F, 6.500%	14,052	352,846
Winthrop Realty Trust,
7.750%	25,000	656,000

Total Preferred Stocks (Identified cost $51,736,018)		50,870,667

Real Estate Investment Trusts | 56.1%
Apollo Commercial Real Estate
Finance, Inc.	382,510	6,074,259
Associated Estates Realty Corp.	162,300	2,609,784
BioMed Realty Trust, Inc.	411,400	8,322,622
Brandywine Realty Trust	173,700	2,348,424
Campus Crest Communities, Inc.	754,890	8,711,431
Corporate Office Properties Trust	59,800	1,524,900
Digital Realty Trust, Inc.	161,800	9,869,800
Dynex Capital, Inc.	578,920	5,899,195
EPR Properties	164,755	8,282,234
Excel Trust, Inc.	242,100	3,101,301
First Potomac Realty Trust	232,626	3,038,095
Highwoods Properties, Inc.	61,500	2,190,015
Home Properties, Inc.	78,500	5,131,545
Mack-Cali Realty Corp.	208,000	5,093,920
Medical Properties Trust, Inc.	118,400	1,695,488
Omega Healthcare Investors, Inc.	55,700	1,727,814
Realty Income Corp.	87,600	3,672,192
Retail Opportunity Investments Corp.	426,600	5,929,740
STAG Industrial, Inc.	42,100	839,895
Sun Communities, Inc.	149,557	7,441,956
Whitestone REIT	146,475	2,308,446

Total Real Estate Investment Trusts (Identified cost $95,727,948)		95,813,056

The accompanying notes are an integral part of these financial statements.

90  Semi-Annual Report

Description	Shares	Value

Lazard US Realty Income Portfolio (concluded)

Short-Term Investment | 2.9%
State Street Institutional Treasury Money Market Fund (Identified cost $5,026,337)	5,026,337	$5,026,337

Description	Value

Total Investments | 97.5% (Identified cost $167,068,201) (b)	$166,716,089

Cash and Other Assets in Excess of Liabilities | 2.5%	4,274,205

Net Assets | 100.0%	$170,990,294

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  91

Description	Shares	Value

Lazard US Realty Equity Portfolio

Common Stocks | 5.7%

Real Estate | 5.7%
Colony Financial, Inc.	74,712	$1,486,022
Realogy Holdings Corp. (a)	23,400	1,124,136
Starwood Property Trust, Inc.	111,400	2,757,150

Total Common Stocks (Identified cost $5,492,116)		5,367,308

Real Estate Investment Trusts | 92.8%
American Campus Communities, Inc.	93,500	3,801,710
American Tower Corp.	99,496	7,280,122
Apartment Investment & Management Co., Class A	66,544	1,998,982
AvalonBay Communities, Inc.	27,494	3,709,216
Boston Properties, Inc.	33,275	3,509,514
Campus Crest Communities, Inc.	126,800	1,463,272
DDR Corp.	23,238	386,913
Digital Realty Trust, Inc.	74,567	4,548,587
Equity Residential	42,508	2,468,015
Essex Property Trust, Inc.	22,107	3,513,244
Extra Space Storage, Inc.	31,200	1,308,216
First Potomac Realty Trust	213,378	2,786,717
General Growth Properties, Inc.	168,538	3,348,850
HCP, Inc.	66,900	3,039,936
Health Care REIT, Inc.	30,600	2,051,118
Kilroy Realty Corp.	36,600	1,940,166
Pebblebrook Hotel Trust	79,079	2,044,192
Prologis, Inc.	79,892	3,013,526
Public Storage	25,549	3,917,428
Retail Opportunity Investments Corp.	218,084	3,031,368
Silver Bay Realty Trust Corp.	84,323	1,396,389
Simon Property Group, Inc.	58,507	9,239,425
Description	Shares	Value

SL Green Realty Corp.	21,428	$1,889,735
Strategic Hotels & Resorts, Inc. (a)	152,700	1,352,922
The Macerich Co.	21,500	1,310,855
Ventas, Inc.	62,124	4,315,133
Vornado Realty Trust	33,300	2,758,905
Weyerhaeuser Co.	227,644	6,485,578

Total Real Estate Investment Trusts (Identified cost $85,488,993)		87,910,034

Short-Term Investment | 1.5%
State Street Institutional Treasury Money Market Fund (Identified cost $1,429,269)	1,429,269	1,429,269

Total Investments | 100.0% (Identified cost $92,410,378) (b)		94,706,611

Description	Number of Contracts	Value

Purchased Option | 0.1%
IShares Dow Jones US Real Estate ETF September 13 68 Put, Expires 09/21/13 (Identified cost $50,762)	425	$124,525

Total Investments and Purchased Options | 100.1% (Identified cost $92,461,140)		$94,831,136

Liabilities in Excess of Cash and Other Assets | (0.1)%		(109,008)

Net Assets | 100.0%		$94,722,128

The accompanying notes are an integral part of these financial statements.

92  Semi-Annual Report

Description	Shares	Value

Lazard International Realty Equity Portfolio

Common Stocks | 62.4%

Australia | 4.1%
Charter Hall Group	25,877	$91,587
Goodman Group	26,717	119,238
		210,825
Brazil | 4.2%
Aliansce Shopping Centers SA	5,900	50,345
BR Properties SA	12,700	107,856
Multiplan Empreendimentos Imobiliarios SA	2,300	53,682
		211,883
China | 8.6%
China Overseas Land & Investment, Ltd.	56,000	146,208
Longfor Properties Co., Ltd.	115,000	170,512
Shimao Property Holdings, Ltd.	24,500	48,772
Shui On Land, Ltd.	67,500	19,756
Soho China, Ltd.	65,000	51,457
		436,705
Hong Kong | 18.6%
Cheung Kong Holdings, Ltd.	16,000	217,018
Great Eagle Holdings, Ltd.	23,373	89,200
Hang Lung Properties, Ltd.	33,000	115,091
Hongkong Land Holdings, Ltd.	11,000	75,570
Langham Hospitality Investments, Ltd.	1,558	812
Sun Hung Kai Properties, Ltd.	10,000	129,060
The Wharf Holdings, Ltd.	38,000	319,686
		946,437
Indonesia | 0.5%
PT Pakuwon Jati Tbk	753,500	26,192

Japan | 17.9%
Mitsubishi Estate Co., Ltd.	7,000	186,398
Mitsui Fudosan Co., Ltd.	13,000	382,345
NTT Urban Development Corp.	85	104,386
Sumitomo Realty & Development Co., Ltd.	6,000	239,262
		912,391
Malaysia | 0.6%
UEM Sunrise Bhd	33,100	32,686

Norway | 1.7%
Norwegian Property ASA	66,100	83,790

Singapore | 1.9%
CapitaLand, Ltd.	40,000	97,199
Description	Shares	Value

Thailand | 1.2%
AP Thailand Public Co. Ltd. (e)	116,200	$24,353
Land and Houses Public Co. Ltd.	98,000	35,705
		60,058
United Kingdom | 3.1%
Capital & Counties Properties PLC	18,391	91,468
Countrywide PLC	8,793	67,537
		159,005
Total Common Stocks (Identified cost $2,694,816)		3,177,171

Open-End Management Investment Company | 1.9%

Canada | 1.9%
Calloway Real Estate Investment Trust (Identified cost $103,577)	3,900	95,340

Real Estate Investment Trusts | 31.9%

Australia | 4.3%
Charter Hall Retail REIT	16,336	56,922
Dexus Property Group	60,951	59,645
Westfield Group	9,894	103,515
		220,082
Brazil | 1.0%
Cyrela Commercial Properties SA Empreendimentos e Participacoes	5,200	49,941

Canada | 2.3%
Boardwalk Real Estate Investment Trust	2,104	116,613

France | 7.9%
Fonciere des Regions	1,351	101,362
Unibail-Rodamco SE	1,286	299,632
		400,994
Italy | 1.8%
Beni Stabili SpA	145,857	90,029

Japan | 1.6%
Japan Logistics Fund, Inc.	5	45,826
Nippon Building Fund, Inc.	3	34,725
		80,551
Mexico | 2.0%
Fibra Uno Administracion SA de CV	16,100	54,062
TF Administradora Industrial S de RL de CV	21,900	45,651
		99,713

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  93

Description	Shares	Value

Lazard International Realty Equity Portfolio (concluded)

Singapore | 4.7%
CapitaMall Trust	58,000	$91,290
Frasers Centrepoint Trust	100,000	147,535
		238,825
United Kingdom | 6.3%
British Land Co. PLC	6,724	57,935
Derwent London PLC	2,621	91,687
Hammerson PLC	5,837	43,262
SEGRO PLC	30,509	129,556
		322,440
Total Real Estate Investment Trusts (Identified cost $1,531,802)		1,619,188
Description	Shares	Value

Short-Term Investment | 3.7%
State Street Institutional Treasury Money Market Fund (Identified cost $187,551)	187,551	$187,551

Total Investments | 99.9% (Identified cost $4,517,746) (b)		$5,079,250

Cash and Other Assets in Excess of Liabilities | 0.1%		7,071

Net Assets | 100.0%		$5,086,321

The accompanying notes are an integral part of these financial statements.

94  Semi-Annual Report

Description	Principal Amount (000)	Value

Lazard US Short Duration Fixed Income Portfolio

Municipal Bonds | 66.1%

California | 3.5%
State of California, 1.050%, 02/01/16	$600	$596,784

District Of Columbia | 5.7%
Metropolitan Washington D.C. Airports Authority Airport System Revenue Series B, 5.000%, 10/01/24	400	447,160
District of Columbia Revenue National Public Radio Series A, 5.000%, 04/01/43 (Pre-refunded to 04/01/15 @ $100) (h)	500	539,330
		986,490
Florida | 3.4%
Florida State Board of Governors University System Improvement Revenue, 5.500%, 07/01/20	500	583,930

Georgia | 1.7%
Valdosta & Lowndes County Georgia Hospital Authority South Medical Center Project Series B, 5.000%, 10/01/21	250	288,045

Illinois | 7.9%
Chicago Illinois Transit Authority Capital Grant Receipts Revenue Federal Transit Administration 5307 Funds, 5.000%, 06/01/17	750	828,262
Railsplitter Illinois Tobacco Settlement Authority, 4.125%, 06/01/16	500	535,615
		1,363,877
Kentucky | 2.3%
Kentucky State Property & Buildings Commission Revenues Project No. 93, 5.250%, 02/01/21	350	401,188
Description	Principal Amount (000)	Value

Maryland | 3.1%
Washington Maryland Suburban Sanitary District Sewer Disposal, 5.000%, 06/01/20 (Pre-refunded to 06/01/15 @ $100) (h)	$500	$542,740

Massachusetts | 6.3%
Massachusetts State Construction Loan Series A, 5.000%, 03/01/17 (Pre-refunded to 03/01/15 @ $100) (h)	500	537,170
Massachusetts State School Building Authority Sales Tax Revenue Series A, 5.000%, 08/15/17 (Pre-refunded to 08/15/15 @ $100) (h)	500	546,755
		1,083,925
Michigan | 3.2%
Michigan State Hospital Finance Authority Trinity Health Series A, 5.250%, 12/01/15	500	550,115

New York | 3.8%
New York State Dormitory Authority Revenues Non State Supported Debt New York University Hospital Center Series A, 5.000%, 07/01/17	585	658,043

North Carolina | 3.7%
North Carolina State Eastern Municipal Power Agency Power System Revenue Series A, 5.250%, 01/01/20	595	648,050

Pennsylvania | 5.6%
Pennsylvania State Higher Educational Facilties Authority Revenue Temple University, 5.000%, 04/01/15	400	430,640
Washington County Pennsylvania Industrial Development Authority College Revenue Washington Jefferson College, 5.000%, 11/01/22	500	545,495
		976,135

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  95

Description	Principal Amount (000)	Value

Lazard US Short Duration Fixed Income Portfolio (concluded)

Tennessee | 2.1%
Metropolitan Government Nashville & Davidson County Tennessee Health & Educational Facilities Board Vanderbilt University Series B, 5.000%, 10/01/18	$315	$369,876

Texas | 9.0%
North Texas Tollway Authority Revenue System First Tier Series A MBIA-IBC, 6.000%, 01/01/23	340	387,188
San Antonio Texas General Improvement, 5.000%, 02/01/19	545	598,285
Texas State Transportation Commission Revenue First Tier:
5.000%, 04/01/19	300	339,141
5.000%, 04/01/20	200	226,152
		1,550,766
Virginia | 3.2%
Richmond VA Public Improvement Series A, 5.000%, 07/15/17 (Pre-refunded to 07/15/15 @ $100) (h)	500	544,925

Wisconsin | 1.6%
Wisconsin State Health & Educational Facilities Authority Revenue Gundersen Lutheran Series A, 5.000%, 10/15/17	250	283,273

Total Municipal Bonds (Identified cost $11,487,658)		11,428,162
Description	Shares	Value

Short-Term Investment | 6.1%
State Street Institutional Treasury Money Market Fund (Identified cost $1,061,983)	1,061,983	$1,061,983

Total Investments | 72.2% (Identified cost $12,549,641) (b)		$12,490,145

Cash and Other Assets in Excess of Liabilities | 27.8%		4,814,463

Net Assets | 100.0%		$17,304,608

The accompanying notes are an integral part of these financial statements.

96  Semi-Annual Report

Description	Principal Amount (000)	Value

Lazard US Corporate Income Portfolio

Corporate Bonds | 98.0%

Aerospace & Defense | 2.0%
Bombardier, Inc.,
7.750%, 03/15/20 (f)	$1,600	$1,776,000
Huntington Ingalls Industries, Inc.,
6.875%, 03/15/18	1,500	1,603,125
		3,379,125
Apparel & Textiles | 1.7%
Jones Group, Inc.,
6.875%, 03/15/19	1,500	1,507,500
Levi Strauss & Co.,
7.625%, 05/15/20	1,300	1,404,000
		2,911,500
Automotive | 5.1%
Chrysler Group LLC,
8.250%, 06/15/21	1,400	1,545,250
Dana Holding Corp.,
6.500%, 02/15/19	1,500	1,595,625
Schaeffler Finance BV:
7.750%, 02/15/17 (f)	250	276,250
8.500%, 02/15/19 (f)	250	278,750
4.750%, 05/15/21 (f)	1,000	950,000
The Goodyear Tire & Rubber Co.,
8.250%, 08/15/20	1,775	1,943,625
Tomkins LLC,
9.000%, 10/01/18	1,037	1,130,330
TRW Automotive, Inc.,
8.875%, 12/01/17 (f)	1,000	1,062,500
		8,782,330
Building Materials | 4.4%
Griffon Corp.,
7.125%, 04/01/18	1,705	1,785,987
HD Supply, Inc.,
8.125%, 04/15/19	1,400	1,533,000
Masco Corp.,
6.125%, 10/03/16	1,500	1,620,000
Owens Corning, Inc.,
9.000%, 06/15/19	123	151,012
USG Corp.,
9.750%, 01/15/18	675	766,125
Description	Principal Amount (000)	Value

Vulcan Materials Co.,
6.500%, 12/01/16	$1,600	$1,732,000
		7,588,124
Cable Television | 6.4%
Cablevision Systems Corp.,
7.750%, 04/15/18	1,500	1,612,500
CCO Holdings LLC,
5.250%, 03/15/21 (f)	1,950	1,920,750
Cequel Communications Holdings I LLC,
6.375%, 09/15/20 (f)	1,800	1,831,500
DISH DBS Corp.,
5.125%, 05/01/20 (f)	1,000	980,000
Lynx I Corp.,
5.375%, 04/15/21 (f)	1,810	1,819,050
Mediacom LLC,
9.125%, 08/15/19	175	188,125
Nara Cable Funding, Ltd.,
8.875%, 12/01/18 (f)	1,075	1,118,000
Unitymedia Hessen GmbH & Co. KG,
7.500%, 03/15/19 (f)	1,400	1,473,500
		10,943,425
Chemicals | 2.2%
Ineos Finance PLC,
7.500%, 05/01/20 (f)	1,400	1,487,500
Mosaic Global Holdings, Inc.,
7.300%, 01/15/28	775	936,141
Tronox Finance LLC,
6.375%, 08/15/20 (f)	1,400	1,319,500
		3,743,141
Computer Services | 2.3%
First Data Corp.:
8.875%, 08/15/20 (f)	850	926,500
6.750%, 11/01/20 (f)	400	407,000
iGATE Corp.,
9.000%, 05/01/16	1,200	1,248,000
Nuance Communications, Inc.,
5.375%, 08/15/20 (f)	1,373	1,342,108
		3,923,608
Diversified | 0.7%
Amsted Industries, Inc.,
8.125%, 03/15/18 (f)	1,100	1,160,500

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  97

Description	Principal Amount (000)	Value

Lazard US Corporate Income Portfolio (continued)

Electric Generation | 2.4%
AES Corp.,
8.000%, 10/15/17	$1,472	$1,656,000
Calpine Corp.,
7.875%, 07/31/20 (f)	1,035	1,122,975
GenOn Energy, Inc.:
9.500%, 10/15/18	225	249,750
9.875%, 10/15/20	475	522,500
NRG Energy, Inc.,
8.250%, 09/01/20	525	565,688
		4,116,913
Electronics | 1.4%
Amkor Technologies, Inc.,
6.625%, 06/01/21	1,400	1,379,000
Freescale Semiconductor, Inc.:
8.875%, 12/15/14	25	25,063
9.250%, 04/15/18 (f)	900	969,750
		2,373,813
Energy Exploration & Production | 3.4%
Chesapeake Energy Corp.,
9.500%, 02/15/15	1,400	1,547,000
Linn Energy LLC,
6.500%, 05/15/19	1,750	1,710,625
Plains Exploration & Production Co.,
6.500%, 11/15/20	1,400	1,484,287
Samson Investment Co.,
10.000%, 02/15/20 (f), (g)	1,000	1,053,750
		5,795,662
Energy Services | 3.9%
Cie Generale de Geophysique-Veritas,
7.750%, 05/15/17	1,765	1,791,475
Citgo Petroleum Corp.,
11.500%, 07/01/17 (f)	1,250	1,387,500
Expro Finance Luxembourg SCA,
8.500%, 12/15/16 (f)	429	450,450
Frac Tech Services Inc.,
8.125%, 11/15/18 (f)	641	665,037
Hornbeck Offshore Services, Inc.,
5.000%, 03/01/21 (f)	1,600	1,484,000
PBF Holding Co. LLC,
8.250%, 02/15/20	900	942,750
		6,721,212
Description	Principal Amount (000)	Value

Environmental | 1.0%
Clean Harbors, Inc.,
5.250%, 08/01/20	$1,750	$1,776,250

Financial Services | 1.9%
Icahn Enterprises LP:
7.750%, 01/15/16	500	516,250
8.000%, 01/15/18	1,100	1,155,000
International Lease Finance Corp.:
8.625%, 09/15/15	500	547,500
5.750%, 05/15/16	500	513,817
8.750%, 03/15/17	500	556,875
		3,289,442
Food & Beverages | 2.5%
Constellation Brands, Inc.,
7.250%, 05/15/17	950	1,080,625
Del Monte Corp.,
7.625%, 02/15/19	1,500	1,541,250
Post Holdings, Inc.,
7.375%, 02/15/22	1,650	1,765,500
		4,387,375
Forest & Paper Products | 1.1%
Smurfit Kappa Acquisitions,
4.875%, 09/15/18 (f)	1,050	1,018,500
Smurfit Kappa Treasury Funding, Ltd.,
7.500%, 11/20/25	750	817,500
		1,836,000
Gaming | 4.6%
Boyd Gaming Corp.,
9.125%, 12/01/18	1,350	1,407,375
Marina District Finance Co., Inc.:
9.500%, 10/15/15	500	520,000
9.875%, 08/15/18	500	520,000
MGM Resorts International,
6.625%, 12/15/21	1,000	1,031,250
Penn National Gaming, Inc.,
8.750%, 08/15/19	825	903,375
Pinnacle Entertainment, Inc.,
8.625%, 08/01/17	800	834,000
Scientific Games Corp.,
8.125%, 09/15/18	350	374,500
Scientific Games International, Inc.:
9.250%, 06/15/19	250	270,625
6.250%, 09/01/20	850	854,250
Wynn Las Vegas LLC,
7.750%, 08/15/20	1,050	1,165,920
		7,881,295

The accompanying notes are an integral part of these financial statements.

98  Semi-Annual Report

Description	Principal Amount (000)	Value

Lazard US Corporate Income Portfolio (continued)

Gas Distribution | 4.7%
El Paso Corp.,
7.000%, 06/15/17	$650	$706,653
Energy Transfer Equity LP,
7.500%, 10/15/20	1,250	1,365,625
Ferrellgas Partners LP:
8.625%, 06/15/20	520	529,100
6.500%, 05/01/21	500	501,250
NGPL PipeCo LLC,
7.119%, 12/15/17 (f)	1,430	1,387,100
Niska Gas Storage US LLC,
8.875%, 03/15/18	750	778,125
Rockies Express Pipeline LLC,
6.850%, 07/15/18 (f)	1,450	1,377,500
Suburban Propane Partners LP,
7.500%, 10/01/18	1,329	1,395,450
		8,040,803
Health Services | 5.6%
Biomet, Inc.,
6.500%, 08/01/20	1,750	1,803,594
Community Health Systems, Inc.,
8.000%, 11/15/19	1,400	1,489,250
Fresenius US Finance II, Inc.,
9.000%, 07/15/15 (f)	525	580,125
Grifols, Inc.,
8.250%, 02/01/18	1,525	1,639,375
Health Management Associates, Inc.,
6.125%, 04/15/16	1,000	1,075,000
Service Corp. International,
6.750%, 04/01/16	750	805,312
Tenet Healthcare Corp.:
4.750%, 06/01/20	700	669,375
4.375%, 10/01/21 (f)	1,250	1,146,875
Vanguard Health Holding Co. II, LLC,
8.000%, 02/01/18	500	530,000
		9,738,906
Leisure & Entertainment | 2.1%
ACCO Brands Corp.,
6.750%, 04/30/20	1,750	1,760,938
AMC Entertainment, Inc.,
8.750%, 06/01/19	950	1,016,500
Cedar Fair LP,
9.125%, 08/01/18	225	245,250
Live Nation Entertainment, Inc.,
8.125%, 05/15/18 (f)	135	143,100
Description	Principal Amount (000)	Value

Royal Caribbean Cruises, Ltd.,
7.250%, 06/15/16	$330	$363,000
		3,528,788
Machinery | 1.7%
Case New Holland, Inc.,
7.750%, 09/01/13	200	201,250
Terex Corp.,
6.500%, 04/01/20	1,600	1,632,000
The Manitowoc Co., Inc.,
8.500%, 11/01/20	1,000	1,090,000
		2,923,250
Media | 4.5%
Clear Channel Worldwide Holdings, Inc.,
6.500%, 11/15/22 (f)	1,750	1,802,500
Lamar Media Corp.,
7.875%, 04/15/18	1,000	1,065,000
LIN Television Corp.,
8.375%, 04/15/18	1,400	1,489,250
Sinclair Television Group, Inc.,
5.375%, 04/01/21	1,900	1,824,000
WMG Acquisition Corp.,
6.000%, 01/15/21 (f)	1,620	1,648,350
		7,829,100
Metals & Mining | 5.6%
Aleris International, Inc.,
7.625%, 02/15/18	1,175	1,222,000
Alpha Natural Resources, Inc.,
6.000%, 06/01/19	1,250	1,012,500
ArcelorMittal SA,
6.000%, 03/01/21	1,400	1,393,000
Arch Coal, Inc.,
7.000%, 06/15/19	1,651	1,374,457
Calcipar SA,
6.875%, 05/01/18 (f)	1,350	1,383,750
FMG Resources (August 2006) Property, Ltd.,
7.000%, 11/01/15 (f)	1,800	1,818,000
Inmet Mining Corp.,
8.750%, 06/01/20 (f)	1,500	1,533,750
		9,737,457
Packaging | 2.9%
Ardagh Packaging Finance PLC,
7.375%, 10/15/17 (f)	1,350	1,439,437
Reynolds Group Issuer, Inc.,
5.750%, 10/15/20	1,500	1,511,250
Sealed Air Corp.,
8.125%, 09/15/19 (f)	1,775	1,979,125
		4,929,812

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  99

Description	Principal Amount (000)	Value

Lazard US Corporate Income Portfolio (continued)

Pharmaceutical & Biotechnology | 0.7%
Mylan, Inc.:
7.625%, 07/15/17 (f)	$400	$442,884
7.875%, 07/15/20 (f)	650	750,066
		1,192,950
Printing & Publishing | 2.7%
Gannett Co., Inc.,
7.125%, 09/01/18	1,676	1,776,560
R.R. Donnelley & Sons Co.,
7.250%, 05/15/18	1,600	1,656,000
The McClatchy Co.,
9.000%, 12/15/22 (f)	1,100	1,155,000
		4,587,560
Real Estate | 1.5%
CNL Lifestyle Properties, Inc.,
7.250%, 04/15/19	1,600	1,596,000
DuPont Fabros Technology LP,
8.500%, 12/15/17	1,000	1,055,000
		2,651,000
Retail | 1.6%
Netflix, Inc.,
5.375%, 02/01/21 (f)	1,450	1,442,750
QVC, Inc.,
7.500%, 10/01/19 (f)	1,000	1,087,211
Sears Holdings Corp.,
6.625%, 10/15/18	275	259,188
		2,789,149
Steel-Producers | 2.7%
AK Steel Corp.,
7.625%, 05/15/20	1,400	1,190,000
Steel Dynamics, Inc.,
6.125%, 08/15/19 (f)	1,800	1,903,500
United States Steel Corp.,
6.050%, 06/01/17	1,475	1,534,000
		4,627,500
Description	Principal Amount (000)	Value

Support Services | 3.6%
Algeco Scotsman Global Finance PLC,
8.500%, 10/15/18 (f)	$1,250	$1,243,750
Carlson Wagonlit BV,
6.875%, 06/15/19 (f)	1,300	1,313,000
Iron Mountain, Inc.,
8.000%, 06/15/20	1,600	1,664,320
United Rentals North America, Inc.:
9.250%, 12/15/19	1,000	1,102,500
7.375%, 05/15/20	750	800,625
		6,124,195
Telecommunications | 8.6%
CenturyLink, Inc.,
5.625%, 04/01/20	1,800	1,818,000
Cincinnati Bell, Inc.,
8.250%, 10/15/17	1,350	1,407,375
Equinix, Inc.,
4.875%, 04/01/20	1,800	1,764,000
Frontier Communications Corp.,
8.125%, 10/01/18	1,500	1,646,250
GCI, Inc.,
8.625%, 11/15/19	1,000	1,025,000
Intelsat Jackson Holdings, Ltd.,
7.250%, 04/01/19	1,300	1,360,125
MetroPCS Wireless, Inc.,
6.250%, 04/01/21 (f)	1,850	1,882,375
Sprint Capital Corp.,
6.900%, 05/01/19	1,475	1,534,000
Wind Acquisition Finance SA,
11.750%, 07/15/17 (f)	800	832,000
Windstream Corp.,
8.125%, 09/01/18	1,575	1,677,375
		14,946,500
Transportation | 2.5%
Florida East Coast Railway Corp.,
8.125%, 02/01/17	1,200	1,269,000
Hapag-Lloyd AG,
9.750%, 10/15/17 (f)	1,075	1,101,875
Teekay Corp.,
8.500%, 01/15/20	1,725	1,875,938
		4,246,813
Total Corporate Bonds
(Identified cost $163,881,647)		168,503,498

The accompanying notes are an integral part of these financial statements.

100  Semi-Annual Report

Description	Shares	Value

Lazard US Corporate Income Portfolio (concluded)

Short-Term Investment | 0.2%
State Street Institutional Treasury Money Market Fund (Identified cost $414,620)	414,620	$414,620
Description	Value

Total Investments | 98.2%
(Identified cost $164,296,267) (b)	$168,918,118

Cash and Other Assets in Excess of Liabilities | 1.8%	3,148,269

Net Assets | 100.0%	$172,066,387

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  101

Description	Security Currency	Principal Amount (000)	Value

Lazard Global Fixed Income Portfolio

Corporate Bonds | 28.8%

Australia | 2.2%
Commonwealth Bank of Australia:
6.500%, 08/13/13	AUD	10	$9,172
5.750%, 09/23/13	AUD	23	21,129
Mercedes-Benz Australia/Pacific
Property, Ltd.,
4.500%, 05/18/15	AUD	40	37,258
Telstra Corp., Ltd.,
6.250%, 04/15/15	AUD	40	38,264
Westpac Banking Corp.,
6.375%, 12/10/13	AUD	25	23,132
			128,955
Brazil | 1.2%
Petrobras International Finance Co.,
7.875%, 03/15/19	USD	62	71,695

Canada | 2.3%
Shaw Communications, Inc.,
5.650%, 10/01/19	CAD	45	47,295
Suncor Energy, Inc.,
6.100%, 06/01/18	USD	25	29,144
Wells Fargo Financial Canada Corp.,
2.774%, 02/09/17	CAD	60	57,642
			134,081
Chile | 1.7%
Codelco, Inc.,
3.750%, 11/04/20	USD	100	97,314

France | 0.7%
Orange SA,
5.375%, 07/08/19	USD	35	38,506

Italy | 1.2%
Atlantia SpA,
3.375%, 09/18/17	EUR	50	67,523

Luxembourg | 0.3%
ArcelorMittal SA,
5.000%, 02/25/17	USD	20	20,250
Description	Security Currency	Principal Amount (000)	Value

Netherlands | 1.0%
BMW Finance NV,
3.375%, 12/14/18	GBP	35	$55,995

Norway | 0.5%
Statoil ASA,
3.125%, 08/17/17	USD	29	30,599

United Kingdom | 6.2%
BG Energy Capital PLC,
5.125%, 12/01/25	GBP	50	84,053
GKN Holdings PLC,
6.750%, 10/28/19	GBP	20	33,771
Network Rail Infrastructure Finance PLC,
4.400%, 03/06/16	CAD	150	150,708
Rolls-Royce PLC,
6.750%, 04/30/19	GBP	50	93,523
			362,055
United States | 11.5%
AES Corp.,
7.750%, 10/15/15	USD	20	22,050
Anheuser-Busch InBev Worldwide, Inc.,
9.750%, 11/17/15	BRL	100	45,264
Apple, Inc.,
2.400%, 05/03/23	USD	65	60,285
BMW US Capital LLC,
2.375%, 12/04/15	NOK	210	34,639
Constellation Brands, Inc.,
7.250%, 05/15/17	USD	30	34,125
DISH DBS Corp.,
7.125%, 02/01/16	USD	20	21,650
Energizer Holdings, Inc.,
4.700%, 05/19/21	USD	40	40,608
Fresenius US Finance II, Inc.,
9.000%, 07/15/15	USD	20	22,100
General Electric Capital Corp.,
5.500%, 02/01/17	NZD	75	60,196
Goldman Sachs Group, Inc.,
6.250%, 09/01/17	USD	25	28,330
HCA, Inc.,
6.500%, 02/15/20	USD	20	21,638
JPMorgan Chase & Co.,
3.875%, 09/23/20	EUR	50	71,832

The accompanying notes are an integral part of these financial statements.

102  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Global Fixed Income Portfolio (continued)

Marathon Oil Corp.,
2.800%, 11/01/22	USD	35	$32,381
Masco Corp.,
6.125%, 10/03/16	USD	15	16,200
Nestle Holdings, Inc.,
2.500%, 07/10/17	NOK	200	33,184
Peabody Energy Corp.,
7.375%, 11/01/16	USD	15	16,650
Sealed Air Corp.,
8.125%, 09/15/19 (f)	USD	25	27,875
Valeant Pharmaceuticals International,
6.750%, 10/01/17 (f)	USD	25	25,875
Valero Energy Corp.,
6.125%, 02/01/20	USD	30	34,861
Yum! Brands, Inc.,
3.750%, 11/01/21	USD	25	24,914
			674,657
Total Corporate Bonds
(Identified cost $1,765,507)			1,681,630

Foreign Government Obligations | 53.2%

Australia | 3.6%
New South Wales Treasury Corp.,
5.000%, 02/25/39	GBP	50	89,006
Western Australian Treasury Corp.,
3.000%, 06/08/16	AUD	135	122,937
			211,943
Austria | 1.2%
Republic of Austria,
3.900%, 07/15/20	EUR	48	72,063

Bahamas | 1.8%
Commonwealth of Bahamas,
6.950%, 11/20/29	USD	90	106,200

Belgium | 2.0%
Belgium Kingdom,
4.250%, 09/28/22	EUR	80	119,404

Bermuda | 1.9%
Government of Bermuda,
5.603%, 07/20/20	USD	100	108,500
Description	Security Currency	Principal Amount (000)	Value

Brazil | 1.4%
Federal Republic of Brazil,
11.000%, 06/26/17	EUR	48	$81,826

Canada | 5.7%
Hydro-Quebec,
9.625%, 07/15/22	CAD	50	70,731
Province of British Columbia,
3.700%, 12/18/20	CAD	145	146,300
Province of Ontario,
6.250%, 06/16/15	NZD	75	61,010
Province of Quebec,
4.500%, 12/01/17	CAD	55	57,298
			335,339
China | 2.7%
China Government Bond,
2.560%, 06/29/17	CNY	1,000	156,804

Czech Republic | 1.5%
Czech Republic,
5.000%, 06/11/18	EUR	56	84,752

Denmark | 0.6%
Kommunekredit,
2.000%, 01/01/18	DKK	200	35,987

France | 2.0%
Government of France,
4.250%, 10/25/23	EUR	75	113,859

Israel | 1.1%
Israel Fixed Government Bond,
5.500%, 01/31/22	ILS	200	64,038

Mexico | 5.5%
Mexican Bonos:
9.500%, 12/18/14	MXN	1,360	112,790
7.750%, 12/14/17	MXN	1,360	115,734
United Mexican States,
6.750%, 02/06/24	GBP	50	91,248
			319,772
Netherlands | 4.0%
Netherlands Government Bonds:
3.750%, 01/15/23	EUR	78	117,012
2.500%, 01/15/33	EUR	93	118,932
			235,944

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  103

Description	Security Currency	Principal Amount (000)	Value

Lazard Global Fixed Income Portfolio (continued)

New Zealand | 1.3%
Auckland Council,
4.620%, 03/29/16	NZD	100	$78,709

Panama | 1.0%
Republic of Panama,
7.250%, 03/15/15	USD	55	60,088

Peru | 1.5%
Peru Bono Soberano,
7.840%, 08/12/20	PEN	210	86,876

Poland | 3.4%
Poland Government Bond,
3.750%, 04/25/18	PLN	400	120,576
Republic of Poland,
6.375%, 07/15/19	USD	67	78,143
			198,719
Qatar | 1.9%
State of Qatar,
5.250%, 01/20/20	USD	100	112,000

South Africa | 1.2%
Republic of South Africa,
4.500%, 04/05/16	EUR	50	69,345

Sweden | 2.9%
Kommuninvest I Sverige AB,
2.750%, 08/12/15	SEK	770	117,554
Svensk Exportkredit AB,
7.625%, 06/30/14	NZD	65	52,484
			170,038
Turkey | 1.1%
Turkey Government Bond,
8.000%, 06/04/14	TRY	125	65,167

United Kingdom | 2.1%
United Kingdom Treasury,
4.250%, 12/07/27	GBP	70	122,366
Description	Security Currency	Principal Amount (000)	Value

Vietnam | 1.8%
Socialist Republic of Vietnam,
6.875%, 01/15/16	USD	100	$105,500

Total Foreign Government Obligations (Identified cost $3,209,471)			3,115,239

Quasi Government Bonds | 3.6%

Canada | 0.7%
Ontario Electricity Financial Corp.,
10.125%, 10/15/21	CAD	30	43,047

Germany | 2.9%
KfW:
2.875%, 10/12/16	NOK	560	93,961
3.375%, 01/18/21	EUR	35	51,223
Landeskreditbank Baden- Wuerttemberg Foerderbank,
3.000%, 05/22/17	NOK	130	21,851
			167,035
Total Quasi Government Bonds (Identified cost $214,986)			210,082

Supranationals | 7.2%
Asian Development Bank,
2.850%, 10/21/20	CNY	1,000	158,124
Corporacion Andina de Fomento,
8.125%, 06/04/19	USD	77	94,903
Inter-American Development Bank:
8.120%, 07/24/14	BRL	130	57,763
6.000%, 12/15/17	NZD	30	24,966
International Bank for
Reconstruction & Development,
4.250%, 01/28/15	CLP	43,000	84,257

Total Supranationals (Identified cost $447,180)			420,013

The accompanying notes are an integral part of these financial statements.

104  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Global Fixed Income Portfolio (continued)

US Municipal Bonds | 3.6%

Alaska | 1.4%
Alaska State Qualified School Construction Bonds,
5.342%, 08/01/27	USD	75	$84,725

Texas | 2.2%
Texas State Build America Bonds Series A,
4.123%, 04/01/25	USD	50	48,598
University of Texas Build America Bonds Series B,
6.276%, 08/15/41	USD	70	78,940
			127,538
Total US Municipal Bonds (Identified cost $225,820)			212,263
Description	Shares	Value

Short-Term Investment | 7.0%
State Street Institutional Treasury Money Market Fund (Identified cost $411,593)	411,593	$411,593

Total Investments | 103.4% (Identified cost $6,274,557) (b), (d)		$6,050,820

Liabilities in Excess of Cash and Other Assets | (3.4)%		(197,880)

Net Assets | 100.0%		$5,852,940

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  105

Lazard Global Fixed Income Portfolio (concluded)

Forward Currency Contracts open at June 30, 2013:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
AUD	CAN	08/21/13	62,983	$62,000	$57,391	$—	$4,609
AUD	CAN	08/21/13	68,344	63,100	62,276	—	824
CAD	RBC	08/21/13	69,035	65,800	65,564	—	236
CHF	CIT	08/21/13	47,630	50,000	50,448	448	—
EUR	CIT	08/21/13	68,142	88,555	88,715	160	—
EUR	CIT	08/21/13	94,246	123,100	122,701	—	399
GBP	CIT	08/21/13	68,358	105,298	103,934	—	1,364
GBP	CIT	08/21/13	70,941	111,039	107,863	—	3,176
JPY	CIT	08/21/13	10,288,389	107,600	103,756	—	3,844
JPY	CIT	08/21/13	23,408,814	234,700	236,071	1,371	—
JPY	CIT	08/21/13	39,375,771	394,816	397,094	2,278	—
JPY	CIT	08/21/13	49,603,394	497,367	500,237	2,870	—
MXN	HSB	08/21/13	848,641	64,100	65,205	1,105	—
MXN	HSB	08/21/13	945,807	71,700	72,670	970	—
NOK	HSB	08/21/13	387,100	63,500	63,617	117	—
PHP	SCB	09/30/13	2,365,775	54,700	54,704	4	—
RUB	HSB	08/21/13	744,473	23,461	22,458	—	1,003
SGD	SSB	08/21/13	10,697	8,680	8,440	—	240
Total Forward Currency Purchase Contracts				$2,189,516	$2,183,144	$9,323	$15,695

Forward Currency Sale Contracts
AUD	CAN	08/21/13	52,175	$49,400	$47,542	$1,858	$—
AUD	CAN	08/21/13	61,824	57,600	56,335	1,265	—
AUD	CAN	08/21/13	106,204	105,586	96,775	8,811	—
BRL	CAN	08/05/13	235,498	109,103	104,749	4,354	—
CAD	RBC	08/21/13	7,087	6,816	6,731	85	—
CAD	RBC	08/21/13	61,979	59,613	58,863	750	—
CAD	RBC	08/21/13	425,721	423,323	404,315	19,008	—
CLP	CIT	09/17/13	27,792,800	53,289	54,044	—	755
DKK	CSF	08/21/13	110,920	19,413	19,368	45	—
GBP	CIT	08/21/13	37,800	58,500	57,473	1,027	—
GBP	CIT	08/21/13	46,358	71,268	70,485	783	—
GBP	CIT	08/21/13	80,913	123,275	123,024	251	—
GBP	CIT	08/21/13	100,266	154,142	152,449	1,693	—
JPY	CIT	08/21/13	5,948,280	61,500	59,987	1,513	—
JPY	CIT	08/21/13	12,471,206	122,000	125,769	—	3,769
JPY	HSB	08/21/13	21,543,538	215,000	217,261	—	2,261
MXN	HSB	08/21/13	698,676	54,400	53,682	718	—
MXN	HSB	08/21/13	2,090,134	170,736	160,594	10,142	—
NOK	HSB	08/21/13	1,111,343	190,389	182,640	7,749	—
NZD	JPM	08/21/13	67,530	53,600	52,147	1,453	—
NZD	JPM	08/21/13	290,027	238,713	223,960	14,753	—
PEN	CIT	08/05/13	145,564	53,019	52,158	861	—
PLN	HSB	08/21/13	365,230	113,588	109,579	4,009	—
SEK	CAN	08/21/13	620,326	93,694	92,396	1,298	—
TRY	HSB	08/21/13	94,618	52,083	48,677	3,406	—
Total Forward Currency Sale Contracts				$2,710,050	$2,631,003	85,832	6,785
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$95,155	$22,480

The accompanying notes are an integral part of these financial statements.

106  Semi-Annual Report

Description	Shares	Value

Lazard Capital Allocator Opportunistic Strategies Portfolio

Exchange-Traded Funds | 79.2%
Financial Select Sector SPDR Fund	652,900	$12,725,021
IQ US Real Estate Small Cap ETF	226,400	5,485,672
iShares Global Energy ETF	133,900	5,125,692
iShares MSCI Germany ETF	494,200	12,206,740
iShares MSCI Italy Capped ETF	340,300	4,018,943
iShares MSCI Japan Small Cap ETF	303,500	15,063,009
iShares North American Technology ETF	297,300	22,119,120
iShares S&P Global Industrials ETF	210,300	12,363,537
Market Vectors-Gaming ETF	204,100	8,231,353
PowerShares Build America Bond Portfolio	413,000	11,638,340
PowerShares Senior Loan Portfolio	222,300	5,501,925
SPDR Barclays Short Term High Yield Bond ETF	350,800	10,587,144
SPDR Gold Shares (a)	33,900	4,039,185
Vanguard REIT ETF	82,800	5,690,016
VelocityShares Daily Inverse VIX Short-Term ETN (a)	324,500	6,470,530
WisdomTree Japan Hedged Equity Fund	486,100	22,171,021

Total Exchange-Traded Funds (Identified cost $164,573,860)		163,437,248
Description	Shares	Value

Closed-End Management Investment Companies | 7.2%
JPMorgan European Smaller Companies Trust PLC	954,700	$12,095,581
Mexico Equity and Income Fund, Inc.	182,500	2,797,725

Total Closed-End Management Investment Companies (Identified cost $13,865,879)		14,893,306

Short-Term Investment | 13.3%
State Street Institutional Treasury Money Market Fund (Identified cost $27,508,526)	27,508,526	27,508,526

Total Investments | 99.7% (Identified cost $205,948,265) (b)		$205,839,080

Cash and Other Assets in Excess of Liabilities | 0.3%		640,054

Net Assets | 100.0%		$206,479,134

Total Return Swap Agreement open at June 30, 2013:

Currency	Counterparty	Notional Amount	Expiration Date	Pay	Receive	Unrealized Depreciation

USD	GSC	8,681,464	05/20/14	1 Month USD LIBOR plus 0.45%	Appreciation, and dividends paid, on securities in the Equity Basket	$138,424

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  107

The Lazard Funds, Inc. Notes to Portfolios of Investments June 30, 2013 (unaudited)

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) are as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

US Equity Concentrated	$213,391,227	$14,136,399	$2,947,239	$11,189,160
US Strategic Equity	87,363,723	14,690,057	2,607,389	12,082,668
US Mid Cap Equity	52,366,372	6,831,277	2,466,141	4,365,136
US Small-Mid Cap Equity	275,072,853	42,704,387	5,049,917	37,654,470
Global Listed Infrastructure	395,243,692	16,077,892	9,326,512	6,751,380
International Equity	154,745,229	24,362,060	3,820,497	20,541,563
International Equity Select	15,276,662	1,366,865	581,944	784,921
International Strategic Equity	1,817,205,248	234,971,860	23,588,784	211,383,076
International Small Cap Equity	49,681,174	13,369,924	2,200,998	11,168,926
Emerging Markets Equity	14,477,473,203	1,991,489,682	1,948,746,457	42,743,225
Developing Markets Equity	664,637,214	14,864,747	95,332,324	(80,467,577)
Emerging Markets Equity Blend	474,616,050	16,247,197	26,327,768	(10,080,571)
Emerging Markets Multi-Strategy	194,402,138	3,466,867	16,051,621	(12,584,754)
Emerging Markets Debt	351,378,266	1,095,290	25,123,239	(24,027,949)
US Realty Income	167,068,201	4,021,355	4,373,467	(352,112)
US Realty Equity	92,410,378	3,855,958	1,559,725	2,296,233
International Realty Equity	4,517,746	729,653	168,149	561,504
US Short Duration Fixed Income	12,549,641	63,635	123,131	(59,496)
US Corporate Income	164,296,267	6,394,577	1,772,726	4,621,851
Global Fixed Income	6,274,557	14,662	238,399	(223,737)
Capital Allocator Opportunistic Strategies	205,948,265	6,669,135	6,778,320	(109,185)

(c)	Private placements.

(d)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

(e)	Security valued using Level 2 inputs, based on reference to a similar security from the same issuer which was trading on an active market, under accounting principles generally accepted in the United States of America (“GAAP”) hierarchy - see Note 9.

(f)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers”, and are considered to be liquid at June 30, 2013. The percentage of net assets are as follows:

Portfolio	Percentage of Net Assets

Emerging Markets Equity	2.2%
Emerging Markets Equity Blend	0.7
Emerging Markets Multi-Strategy	5.1
Emerging Markets Debt	10.7
US Corporate Income	33.5
Global Fixed Income	0.9

(g)	Step up bonds are securities which increase the interest payment rate at a specified point in time. Rate shown reflects rate in effect at June 30, 2013 which may step up at a future date.

(h)	Security collateralized by an amount sufficient to pay principal and interest.

The accompanying notes are an integral part of these financial statements.

108  Semi-Annual Report

Security Abbreviations:		Currency Abbreviations:		Counterparty Abbreviations:
ADR	— American Depositary Receipt	AUD	— Australian Dollar	BNP	— BNP Paribas SA
ETF	— Exchange-Traded Fund	BRL	— Brazilian Real	BRC	— Barclays Bank PLC
GDR	— Global Depositary Receipt	CAD	— Canadian Dollar	CAN	— Canadian Imperial Bank of Commerce
NTN-B	— Brazil Sovereign “Nota do Tesouro Nacional” Series B	CHF	— Swiss Franc	CIT	— Citibank NA
NTN-F	— Brazil Sovereign “Nota do Tesouro Nacional” Series F	CLP	— Chilean Peso	CSF	— Credit Suisse Group AG
REIT	— Real Estate Investment Trust	CNH	— Chinese Renminbi Offshore	GSC	— Goldman Sachs Group AG
SDR	— Swedish Depositary Receipt	CNY	— Chinese Renminbi	HSB	— HSBC Bank USA
		COP	— Colombian Peso	JPM	— JPMorgan Chase Bank
		CZK	— Czech Koruna	MEL	— Mellon Bank NA
		DKK	— Danish Krone	RBC	— Royal Bank of Canada
		DOP	— Dominican Republic Peso	SCB	— Standard Chartered Bank
		EUR	— Euro	SSB	— State Street Bank and Trust Co.
		GBP	— British Pound Sterling	UBS	— UBS AG
		GHS	— Ghanaian Cedi
		HUF	— Hungarian Forint
		IDR	— Indonesian Rupiah
		ILS	— Israeli Shekel
		INR	— Indian Rupee
		JPY	— Japanese Yen
		KES	— Kenya Shilling
		KRW	— South Korean Won
		KZT	— Kazakhstan Tenge
		MXN	— Mexican New Peso
		MYR	— Malaysian Ringgit
		NGN	— Nigerian Naira
		NOK	— Norwegian Krone
		NZD	— New Zealand Dollar
		PEN	— Peruvian Nuevo Sol
		PHP	— Philippine Peso
		PLN	— Polish Zloty
		RON	— New Romanian Leu
		RSD	— Serbian Dinar
		RUB	— Russian Ruble
		SEK	— Swedish Krona
		SGD	— Singapore Dollar
		THB	— Thai Baht
		TRY	— New Turkish Lira
		TWD	— Taiwan Dollar
		UGX	— Ugandan Shilling
		USD	— United States Dollar
		UYU	— Uruguayan Peso
		ZAR	— South African Rand
		ZMW	— Zambian Kwacha

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  109

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry	Lazard Global Listed Infrastructure Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio	Lazard Emerging Markets Equity Portfolio

Agriculture	—%	0.6%	—%	—%	—%	—%
Airport Development & Maintenance	22.4	—	—	—	—	—
Alcohol & Tobacco	—	8.6	7.9	8.2	—	4.5
Automotive	—	2.8	2.5	1.1	1.4	0.6
Banking	—	10.9	12.8	7.8	4.0	20.4
Cable Television	1.5	—	—	1.6	—	—
Chemicals	—	—	—	1.6	1.8	1.1
Commercial Services	—	—	2.6	1.8	12.4	5.0
Computer Software	—	1.6	3.5	—	1.0	3.8
Construction & Engineering	3.8	—	—	—	0.9	1.0
Consumer Products	—	2.0	3.5	7.3	1.1	—
Diversified	—	0.6	0.8	1.5	—	1.3
Electric	17.8	1.6	1.0	—	—	—
Energy Exploration & Production	—	—	0.7	1.3	—	5.0
Energy Integrated	—	4.5	3.7	1.4	1.0	3.0
Energy Services	3.8	1.9	2.7	3.1	4.5	—
Financial Services	—	4.1	1.3	4.7	12.2	3.3
Food & Beverages	—	—	0.9	3.3	1.1	0.9
Forest & Paper Products	—	2.1	1.7	4.5	1.9	1.1
Gas Utilities	10.7	—	—	—	—	—
Health Services	—	1.1	1.2	2.0	5.5	—
Household & Personal Products	—	3.1	3.2	2.0	1.2	3.7
Housing	—	6.0	2.2	3.5	2.2	1.4
Insurance	—	5.1	5.3	6.1	3.1	2.5
Leisure & Entertainment	—	6.2	5.5	9.0	2.2	1.9
Manufacturing	—	7.3	5.3	7.1	11.2	4.0
Medical Products	—	0.7	1.0	1.0	1.2	—
Metals & Mining	—	1.0	2.3	—	1.0	2.9
Pharmaceutical & Biotechnology	—	10.8	9.3	7.0	3.7	—
Real Estate	—	—	—	—	3.0	—
Retail	—	6.2	3.9	6.2	10.4	5.1
Semiconductors & Components	—	0.9	3.7	—	4.4	6.9
Technology	—	2.4	1.4	—	—	1.6
Technology Hardware	—	—	—	—	1.0	1.0
Telecommunications	—	3.1	5.8	—	1.0	12.9
Transportation	30.0	2.7	2.6	3.1	4.0	2.0
Water	4.8	—	—	—	—	—
Subtotal	94.8	97.9	98.3	96.2	98.4	96.9
Short-Term Investments	2.6	—	1.6	5.2	1.6	2.5
Repurchase Agreement	—	2.4	—	—	—	—
Total Investments	97.4%	100.3%	99.9%	101.4%	100.0%	99.4%

The accompanying notes are an integral part of these financial statements.

110   Semi-Annual Report

Industry	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi-Strategy Portfolio	Lazard Emerging Markets Debt Portfolio	Lazard International Realty Equity Portfolio	Lazard Global Fixed Income Portfolio

Aerospace & Defense	—%	—%	—%	—%	—%	1.6%
Alcohol & Tobacco	—	1.6	1.0	—	—	0.8
Apparel & Textiles	0.7	0.3	0.2	—	—	—
Automotive	3.3	—	0.2	0.3	—	2.8
Banking	20.1	19.7	13.3	4.0	—	3.4
Building Materials	—	—	0.1	0.1	—	0.3
Cable Television	—	0.5	0.3	—	—	1.2
Chemicals	—	—	0.1	—	—	—
Commercial Services	—	1.4	0.8	0.2	—	—
Computer Software	4.8	4.6	2.7	—	—	—
Construction & Engineering	2.0	1.9	1.4	0.3	—	—
Consumer Products	2.3	1.1	0.7	—	—	0.7
Diversified	—	1.1	0.7	—	—	—
Electric	0.9	—	—	0.5	—	0.8
Electric Generation	—	—	—	—	—	0.4
Energy	—	—	1.0	3.6	—	—
Energy Exploration & Production	6.1	3.6	2.9	1.6	—	2.2
Energy Integrated	5.1	4.8	3.8	1.3	—	2.3
Energy Services	2.7	2.1	1.7	0.4	—	0.5
Financial Services	3.0	2.6	1.6	—	—	3.9
Food & Beverages	—	1.4	1.0	—	—	1.2
Forest & Paper Products	1.1	1.7	1.1	0.1	—	0.5
Health Services	—	—	—	—	—	0.7
Household & Personal Products	—	1.8	1.1	—	—	—
Housing	1.3	1.0	0.6	—	0.7	—
Insurance	1.8	2.4	1.5	—	—	—
Leisure & Entertainment	3.8	5.4	3.4	0.2	—	—
Manufacturing	7.7	5.8	3.7	—	—	—
Metals & Mining	4.4	3.7	3.0	0.9	—	2.3
Pharmaceutical & Biotechnology	1.5	1.6	0.9	—	—	0.4
Real Estate	3.3	3.4	2.1	—	95.5	—
Restaurants	—	—	0.1	0.2	—	0.4
Retail	4.5	4.1	2.5	—	—	—
Semiconductors & Components	6.0	7.1	4.2	—	—	—
Technology Hardware	3.1	3.2	1.9	—	—	1.0
Telecommunications	0.9	5.5	3.8	0.9	—	1.3
Transportation	4.5	3.2	1.9	—	—	3.7
Subtotal	94.9	96.6	65.3	14.6	96.2	32.4
Foreign Government Obligations	—	—	12.4	77.6	—	53.2
Supranationals	—	—	0.1	0.2	—	7.2
US Municipal Bonds	—	—	—	—	—	3.6
US Treasury Securities	—	—	14.2	—	—	—
Short-Term Investments	3.5	5.7	7.3	2.8	3.7	7.0
Total Investments	98.4%	102.3%	99.3%	95.2%	99.9%	103.4%

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report   111

The Lazard Funds, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2013	Lazard US Equity Concentrated Portfolio	Lazard US Strategic Equity Portfolio

ASSETS
Investments in securities, at value	$224,580,387	$99,446,391
Cash	—	—
Foreign currency	—	—
Receivables for:
Dividends and interest	299,735	99,327
Capital stock sold	401,755	15,038,991
Investments sold	—	275,987
Amount due from Investment Manager (Note 3)	—	—
Gross unrealized appreciation on forward currency contracts	—	—
Total assets	225,281,877	114,860,696

LIABILITIES
Payables for:
Management fees	122,826	42,989
Accrued distribution fees	409	1,837
Accrued directors’ fees	1,058	802
Capital stock redeemed	16,373	11,058
Investments purchased	1,847,458	673,577
Gross unrealized depreciation on forward currency contracts	—	—
Other accrued expenses and payables	7,174	37,145
Total liabilities	1,995,298	767,408
Net assets	$223,286,579	$114,093,288

NET ASSETS
Paid in capital	$199,122,135	$104,254,499
Undistributed net investment income	1,316,623	774,342
Accumulated net realized gain (loss)	11,658,661	(3,018,221)
Net unrealized appreciation (depreciation) on:
Investments	11,189,160	12,082,668
Foreign currency and forward currency contracts	—	—
Net assets	$223,286,579	$114,093,288

Institutional Shares
Net assets	$221,263,660	$105,367,314
Shares of capital stock outstanding*	18,123,279	9,282,705
Net asset value, offering and redemption price per share	$12.21	$11.35

Open Shares
Net assets	$2,022,919	$8,725,974
Shares of capital stock outstanding*	165,034	767,281
Net asset value, offering and redemption price per share	$12.26	$11.37

Cost of investments in securities	$213,391,227	$87,363,723
Cost of foreign currency	$—	$—

* $0.001 par value 3,500,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

112  Semi-Annual Report

Lazard US Mid Cap Equity Portfolio	Lazard US Small-Mid Cap Equity Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio

$56,731,508	$312,727,323	$401,995,072	$175,286,792	$16,061,583
—	431	—	438	—
—	—	296,601	69,268	8,210

72,132	206,150	1,367,511	397,564	57,699
50,826	95,769	4,455,320	445,727	4,743
1,200,624	4,031,314	—	756,370	6,021
—	—	—	—	4,324
—	—	5,293,703	—	—
58,055,090	317,060,987	413,408,207	176,956,159	16,142,580

29,878	194,350	319,096	108,272	—
6,775	2,923	4,844	6,353	542
771	2,882	323	1,182	92
105,415	880	365,585	466,672	1,556
960,477	825,622	296	1,519,624	54,959
—	—	144,642	—	—
47,809	44,557	41,492	52,758	11,559
1,151,125	1,071,214	876,278	2,154,861	68,708
$56,903,965	$315,989,773	$412,531,929	$174,801,298	$16,073,872

$107,042,059	$254,722,941	$384,936,879	$184,158,079	$19,318,523
322,133	416,851	2,172,173	2,162,820	214,910
(54,825,363)	23,195,511	13,534,149	(32,055,661)	(4,244,381)

4,365,136	37,654,470	6,751,380	20,541,563	784,921
—	—	5,137,348	(5,503)	(101)
$56,903,965	$315,989,773	$412,531,929	$174,801,298	$16,073,872

$25,215,332	$301,905,166	$387,393,600	$143,422,189	$13,000,627
1,758,516	19,819,967	31,784,819	9,436,762	1,515,425
$14.34	$15.23	$12.19	$15.20	$8.58

$31,688,633	$14,084,607	$25,138,329	$31,379,109	$3,073,245
2,242,252	952,940	2,059,571	2,044,953	356,619
$14.13	$14.78	$12.21	$15.34	$8.62

$52,366,372	$275,072,853	$395,243,692	$154,745,229	$15,276,662
$—	$—	$299,301	$69,882	$8,276

Semi-Annual Report  113

June 30, 2013	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio

ASSETS
Investments in securities and purchased options, at value	$2,028,588,324	$60,850,100
Cash	—	—
Foreign currency	179,818	37,880
Receivables for:
Dividends and interest	3,897,022	163,930
Capital stock sold	13,190,829	36,324
Investments sold	6,019,058	—
Gross unrealized appreciation on:
Forward currency contracts	—	—
Swap agreements	—	—
Premium for swap agreements purchased	—	—
Total assets	2,051,875,051	61,088,234

LIABILITIES
Payables for:
Due to custodian	—	—
Management fees	1,147,205	36,867
Accrued distribution fees	97,620	3,789
Accrued directors’ fees	10,238	654
Capital stock redeemed	582,424	30,964
Investments purchased	49,621,268	97,408
Dividends	—	—
Gross unrealized depreciation on:
Forward currency contracts	—	—
Swap agreements	—	—
Premium for swap agreements sold	—	—
Premium for swap agreements written	—	—
Other accrued expenses and payables	19,997	38,759
Total liabilities	51,478,752	208,441
Net assets	$2,000,396,299	$60,879,793

NET ASSETS
Paid in capital	$1,796,612,338	$124,132,596
Undistributed net investment income	21,761,904	448,333
Accumulated net realized gain (loss)	(29,321,842)	(74,866,725)
Net unrealized appreciation (depreciation) on:
Investments	211,383,076	11,168,926
Foreign currency and forward currency contracts	(39,177)	(3,337)
Swap agreements	—	—
Net assets	$2,000,396,299	$60,879,793

Institutional Shares
Net assets	$1,499,155,055	$42,650,605
Shares of capital stock outstanding*	119,435,459	4,866,610
Net asset value, offering and redemption price per share	$12.55	$8.76

Open Shares
Net assets	$501,241,244	$18,229,188
Shares of capital stock outstanding*	39,678,477	2,072,245
Net asset value, offering and redemption price per share	$12.63	$8.80

Cost of investments in securities	$1,817,205,248	$49,681,174
Cost of foreign currency	$179,786	$38,113

* $0.001 par value 3,500,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

114  Semi-Annual Report

Lazard Emerging Markets Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi-Strategy Portfolio	Lazard Emerging Markets Debt Portfolio

$14,520,216,428	$584,169,637	$464,535,479	$181,842,050	$327,534,127
—	—	—	8,000,000	—
7,955,221	5,159,939	6,094,431	1,814,197	903,999

93,074,329	3,170,687	1,453,752	1,568,363	5,607,681
21,626,673	7,565,875	2,028,174	142,194	16,078,620
1,610,341	198,346	1,353,899	564,217	1,256,378

—	—	—	406,756	1,137,498
—	—	—	1,791	—
—	—	—	—	2,175
14,644,482,992	600,264,484	475,465,735	194,339,568	352,520,478

—	—	—	—	480,000
12,128,463	499,434	274,337	152,358	216,591
519,958	17,942	10,060	225	2,041
144,512	3,072	2,059	795	2,592
13,596,219	1,445,112	403,355	347,575	426,985
701,040	4,456,679	20,855,064	9,589,861	4,924,854
—	—	—	—	26,547

—	—	—	933,232	2,217,307
—	—	—	125,574	496,845
—	—	—	3,737	—
—	—	—	92	—
2,415,482	30,191	47,840	31,725	35,550
29,505,674	6,452,430	21,592,715	11,185,174	8,829,312
$14,614,977,318	$593,812,054	$453,873,020	$183,154,394	$343,691,166

$14,324,495,422	$714,254,560	$475,267,340	$194,560,965	$362,862,507
187,252,633	4,163,357	2,505,347	1,508,050	27,107
60,632,732	(44,133,130)	(13,820,441)	368,749	6,550,319

42,743,225	(80,467,577)	(10,080,571)	(12,605,306)	(24,080,989)
(146,694)	(5,156)	1,345	(554,281)	(1,170,933)
—	—	—	(123,783)	(496,845)
$14,614,977,318	$593,812,054	$453,873,020	$183,154,394	$343,691,166

$12,332,816,472	$513,183,347	$402,943,873	$181,992,821	$334,578,552
689,284,710	47,658,914	38,159,565	20,158,735	34,229,801
$17.89	$10.77	$10.56	$9.03	$9.77

$2,282,160,846	$80,628,707	$50,929,147	$1,161,573	$9,112,614
124,628,868	7,499,412	4,838,689	128,720	929,755
$18.31	$10.75	$10.53	$9.02	$9.80

$14,477,473,203	$664,637,214	$474,616,050	$194,447,356	$351,615,116
$8,015,709	$5,163,124	$6,091,099	$1,818,566	$902,396

Semi-Annual Report  115

June 30, 2013	Lazard Explorer Total Return Portfolio	Lazard US Realty Income Portfolio

ASSETS
Investments in securities and purchased options, at value	$—	$166,716,089
Foreign currency	—	—
Receivables for:
Dividends and interest	—	1,708,555
Capital stock sold	5,000,000	1,629,743
Investments sold	—	5,877,175
Amount due from Investment Manager (Note 3)	—	—
Gross unrealized appreciation on forward currency contracts	—	—
Total assets	5,000,000	175,931,562

LIABILITIES
Payables for:
Management fees	—	106,397
Accrued distribution fees	—	22,219
Accrued directors’ fees	—	686
Capital stock redeemed	—	776,958
Investments purchased	—	4,021,812
Dividends	—	240
Gross unrealized depreciation on forward currency contracts	—	—
Other accrued expenses and payables	—	12,956
Total liabilities	—	4,941,268
Net assets	$5,000,000	$170,990,294

NET ASSETS
Paid in capital	$5,000,000	$159,803,648
Undistributed (distributions in excess of) net investment income	—	118,730
Accumulated net realized gain (loss)	—	11,420,028
Net unrealized appreciation (depreciation) on:
Investments	—	(352,112)
Foreign currency and forward currency contracts	—	—
Net assets	$5,000,000	$170,990,294

Institutional Shares
Net assets	$4,900,000	$59,624,193
Shares of capital stock outstanding*	490,000	6,589,065
Net asset value, offering and redemption price per share	$10.00	$9.05

Open Shares
Net assets	$100,000	$111,366,101
Shares of capital stock outstanding*	10,000	12,321,020
Net asset value, offering and redemption price per share	$10.00	$9.04

Cost of investments in securities	$—	$167,068,201
Cost of foreign currency	$—	$—

* $0.001 par value 3,500,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

116  Semi-Annual Report

Lazard US Realty Equity Portfolio	Lazard International Realty Equity Portfolio	Lazard US Short Duration Fixed Income Portfolio	Lazard US Corporate Income Portfolio	Lazard Global Fixed Income Portfolio

$94,831,136	$5,079,250	$12,490,145	$168,918,118	$6,050,820
—	2,910	—	—	—

252,418	14,281	170,887	2,953,705	86,985
366,552	3,118	4,100,000	585,737	—
911,260	170,320	1,661,063	714,321	—
—	10,314	11,556	—	13,491
—	—	—	—	95,155
96,361,366	5,280,193	18,433,651	173,171,881	6,246,451

62,909	—	—	57,269	—
17,556	486	4	634	11
513	44	—	—	52
159,808	—	15,674	192,154	2,147
1,358,009	157,018	1,091,378	714,321	207,177
—	—	1,142	109,865	4
—	—	—	—	22,480
40,443	36,324	20,845	31,251	161,640
1,639,238	193,872	1,129,043	1,105,494	393,511
$94,722,128	$5,086,321	$17,304,608	$172,066,387	$5,852,940

$88,621,773	$4,386,954	$17,259,420	$173,560,655	$6,168,460
798,036	(39,473)	(300)	(109,177)	56,248
2,932,323	177,326	104,984	(6,006,942)	(219,293)

2,369,996	561,504	(59,496)	4,621,851	(223,737)
—	10	—	—	71,262
$94,722,128	$5,086,321	$17,304,608	$172,066,387	$5,852,940

$7,184,646	$2,739,229	$17,299,322	$169,579,156	$5,801,284
393,362	165,931	1,720,694	34,543,075	615,719
$18.26	$16.51	$10.05	$4.91	$9.42

$87,537,482	$2,347,092	$5,286	$2,487,231	$51,656
4,782,230	142,505	526	503,958	5,483
$18.30	$16.47	$10.05	$4.94	$9.42

$92,461,140	$4,517,746	$12,549,641	$164,296,267	$6,274,557
$—	$2,936	$—	$—	$—

Semi-Annual Report  117

June 30, 2013	Lazard Capital Allocator Opportunistic Strategies Portfolio

ASSETS
Investments in securities, at value	$205,839,080
Cash	270,000
Receivables for:
Dividends and interest	679,788
Capital stock sold	41,255
Total assets	206,830,123

LIABILITIES
Payables for:
Management fees	151,090
Accrued distribution fees	590
Accrued directors’ fees	2,190
Capital stock redeemed	24,101
Gross unrealized depreciation on swap agreement	138,424
Other accrued expenses and payables	34,594
Total liabilities	350,989
Net assets	$206,479,134

NET ASSETS
Paid in capital	$201,420,254
Undistributed net investment income	926,521
Accumulated net realized gain	4,379,968
Net unrealized depreciation on:
Investments	(109,185)
Swap agreements	(138,424)
Net assets	$206,479,134

Institutional Shares
Net assets	$203,539,805
Shares of capital stock outstanding*	20,373,082
Net asset value, offering and redemption price per share	$9.99

Open Shares
Net assets	$2,939,329
Shares of capital stock outstanding*	294,701
Net asset value, offering and redemption price per share	$9.97

Cost of investments in securities	$205,948,265
Cost of foreign currency	$—

* $0.001 par value 3,500,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

118  Semi-Annual Report

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Semi-Annual Report  119

The Lazard Funds, Inc. Statements of Operations (unaudited)

For the Six Months Ended June 30, 2013	Lazard US Equity Concentrated Portfolio	Lazard US Strategic Equity Portfolio

Investment Income
Income
Dividends	$2,027,639	$926,810
Interest	—	—
Total investment income*	2,027,639	926,810

Expenses
Management fees (Note 3)	583,908	326,314
Custodian fees	20,238	24,676
Distribution fees (Open Shares)	1,557	10,898
Shareholders’ reports	2,002	2,802
Administration fees	41,478	34,118
Shareholders’ services	12,679	13,818
Directors’ fees and expenses	2,125	1,473
Professional services	24,737	24,383
Registration fees	14,876	14,380
Other†	2,932	2,920
Total gross expenses	706,532	455,782
Management fees waived and expenses reimbursed	(5,173)	(93,082)
Total net expenses	701,359	362,700
Net investment income	1,326,280	564,110

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Forward Currency Contracts
Net realized gain (loss) on:
Investments	12,862,339	7,517,414
Foreign currency and forward currency contracts	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	4,287,816	2,386,159
Foreign currency and forward currency contracts	—	—
Net realized and unrealized gain (loss) on investments, foreign currency and forward currency contracts	17,150,155	9,903,573
Net increase (decrease) in net assets resulting from operations	$18,476,435	$10,467,683
* Net of foreign withholding taxes of	$5,925	$—
† Includes interest on line of credit of	$—	$—

The accompanying notes are an integral part of these financial statements.

120  Semi-Annual Report

Lazard US Mid Cap Equity Portfolio	Lazard US Small-Mid Cap Equity Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio

$527,512	$1,553,445	$8,723,361	$3,011,498	$278,646
—	392	—	316	—
527,512	1,553,837	8,723,361	3,011,814	278,646

236,550	1,174,869	1,497,529	593,114	59,057
33,378	41,234	44,466	64,809	38,242
44,315	19,704	22,132	37,492	3,657
5,320	8,769	9,222	5,276	1,942
31,103	56,125	58,074	40,612	26,185
13,955	15,233	14,992	14,538	12,588
1,292	5,323	2,418	2,353	183
24,283	26,478	24,897	24,862	23,678
14,876	13,636	18,596	14,876	13,389
3,115	4,965	3,615	3,330	1,911
408,187	1,366,336	1,695,941	801,262	180,832
(23,840)	—	—	—	(96,543)
384,347	1,366,336	1,695,941	801,262	84,289
143,165	187,501	7,027,420	2,210,552	194,357

5,676,170	20,534,160	11,126,243	1,443,997	176,202
—	—	7,153,460	3,953	(578)

3,261,065	21,996,993	(155,010)	(339,694)	(446,356)
—	—	6,626,265	(5,065)	(99)

8,937,235	42,531,153	24,750,958	1,103,191	(270,831)
$9,080,400	$42,718,654	$31,778,378	$3,313,743	$(76,474)
$—	$—	$1,466,584	$317,707	$33,603
$80	$1,067	$—	$—	$—

Semi-Annual Report  121

For the Six Months Ended June 30, 2013	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio

Investment Income
Income
Dividends	$27,368,580	$884,370
Interest	—	23
Total investment income*	27,368,580	884,393

Expenses
Management fees (Note 3)	5,812,427	225,893
Custodian fees	192,577	36,269
Distribution fees (Open Shares)	515,408	23,179
Shareholders’ reports	50,834	5,008
Administration fees	151,883	30,819
Shareholders’ services	43,686	13,917
Directors’ fees and expenses	20,806	1,104
Professional services	34,911	24,181
Registration fees	28,761	13,389
Other†	12,473	2,681
Total gross expenses	6,863,766	376,440
Management fees waived and expenses reimbursed	—	(8,280)
Total net expenses	6,863,766	368,160
Net investment income	20,504,814	516,233

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Forward Currency Contracts, Options and Swap Agreements
Net realized gain (loss) on:
Investments**	44,213,185	6,408,728
Foreign currency and forward currency contracts	(1,136,009)	(11,362)
Purchased options	—	—
Written Options	—	—
Swap agreements	—	—
Net change in unrealized appreciation (depreciation) on:
Investments***	27,080,314	(2,443,511)
Foreign currency and forward currency contracts	(38,133)	(833)
Purchased options	—	—
Written Options	—	—
Swap agreements	—	—
Net realized and unrealized gain (loss) on investments, foreign currency, forward currency contracts, options and swap agreements	70,119,357	3,953,022
Net increase (decrease) in net assets resulting from operations	$90,624,171	$4,469,255
* Net of foreign withholding taxes of	$2,426,257	$92,192
** Net of foreign capital gains taxes of	$—	$—
*** Includes net change in unrealized foreign capital gains taxes of	$—	$—
† Includes interest on line of credit of	$—	$326

The accompanying notes are an integral part of these financial statements.

122  Semi-Annual Report

Lazard Emerging Markets Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi-Strategy Portfolio	Lazard Emerging Markets Debt Portfolio

$288,416,410	$9,278,124	$4,861,688	$2,033,167	$—
3,257	—	—	755,766	9,520,176
288,419,667	9,278,124	4,861,688	2,788,933	9,520,176

78,616,463	3,008,344	1,428,046	919,276	1,337,165
4,694,760	171,621	138,320	153,307	126,872
3,173,576	118,756	59,193	1,254	9,436
937,739	56,043	13,939	2,900	2,910
860,549	84,962	53,356	43,181	58,224
798,655	38,638	46,519	13,521	13,260
267,489	7,497	4,107	2,137	5,081
169,273	27,662	25,816	25,736	27,339
35,704	24,795	17,852	17,852	14,876
194,618	5,978	4,503	3,284	4,458
89,748,826	3,544,296	1,791,651	1,182,448	1,599,621
—	—	—	(5,929)	(2,028)
89,748,826	3,544,296	1,791,651	1,176,519	1,597,593
198,670,841	5,733,828	3,070,037	1,612,414	7,922,583

254,964,652	(9,710,621)	763,099	2,312,722	4,856,243
(4,450,213)	(204,970)	(355,360)	235,160	1,864,558
—	—	—	(99,643)	(869,798)
—	—	—	3,265	23,508
—	—	—	(103,729)	(662,070)

(1,803,444,520)	(88,073,238)	(24,922,116)	(18,027,178)	(39,009,196)
(109,896)	(2,466)	1,249	(803,153)	(1,753,750)
—	—	—	(36,761)	(186,673)
—	—	—	21,165	232,812
—	—	—	(137,030)	(632,509)

(1,553,039,977)	(97,991,295)	(24,513,128)	(16,635,182)	(36,136,875)
$(1,354,369,136)	$(92,257,467)	$(21,443,091)	$(15,022,768)	$(28,214,292)
$40,827,557	$752,279	$489,853	$206,767	$68,358
$—	$—	$—	$747	$8,232
$—	$13,516	$—	$—	$—
$—	$1,684	$—	$—	$6,861

Semi-Annual Report  123

For the Six Months or Period Ended June 30, 2013	Lazard Explorer Total Return Portfolio (a)	Lazard US Realty Income Portfolio

Investment Income
Income
Interest	$—	$—
Dividends	—	4,788,946
Total investment income*	—	4,788,946

Expenses
Management fees (Note 3)	—	601,283
Custodian fees	—	24,576
Distribution fees (Open Shares)	—	130,654
Shareholders’ reports	—	7,890
Administration fees	—	40,829
Shareholders’ services	—	18,051
Directors’ fees and expenses	—	1,781
Professional services	—	24,549
Registration fees	—	19,836
Amortization of offering costs (Note 2(i))	—	—
Other†	—	2,761
Total gross expenses	—	872,210
Management fees waived and expenses reimbursed	—	—
Administration fees waived	—	—
Total net expenses	—	872,210
Net investment income	—	3,916,736

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Forward Currency Contracts and Options
Net realized gain (loss) on:
Investments	—	10,421,119
Foreign currency and forward currency contracts	—	—
Purchased options	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	—	(5,935,164)
Foreign currency and forward currency contracts	—	—
Purchased options	—	—
Net realized and unrealized gain (loss) on investments, foreign currency, forward currency contracts and options	—	4,485,955
Net increase (decrease) in net assets resulting from operations	$—	$8,402,691
* Net of foreign withholding taxes of	$—	$—
† Includes interest on line of credit of	$—	$451

(a) As the Portfolio commenced operations on June 28, 2013, it did not earn any income, nor incur any expense during the period presented.

The accompanying notes are an integral part of these financial statements.

124  Semi-Annual Report

Lazard US Realty Equity Portfolio	Lazard International Realty Equity Portfolio	Lazard US Short Duration Fixed Income Portfolio	Lazard US Corporate Income Portfolio	Lazard Global Fixed Income Portfolio

$—	$—	$131,306	$6,332,773	$82,043
1,420,382	95,479	—	—	—
1,420,382	95,479	131,306	6,332,773	82,043

365,863	24,251	20,846	523,794	12,838
23,443	30,091	25,138	38,146	34,338
107,187	3,143	5	4,275	67
8,199	1,795	1,663	3,146	1,591
33,942	25,411	26,540	43,842	25,386
35,347	9,443	12,684	13,666	12,595
1,169	85	349	3,309	87
24,215	23,626	23,769	25,381	23,626
20,828	13,389	14,380	14,876	14,876
—	—	—	—	30,875
2,498	1,841	2,094	4,044	1,858
622,691	133,075	127,468	674,479	158,137
(345)	(84,899)	(84,733)	(145,555)	(128,140)
—	(9,375)	(9,375)	—	(9,375)
622,346	38,801	33,360	528,924	20,622
798,036	56,678	97,946	5,803,849	61,421

2,918,749	130,224	(41,473)	1,640,334	8,352
—	(1,415)	—	—	(227,645)
(133,195)	—	—	—	—

(189,133)	(347,658)	(283,098)	(5,465,869)	(393,095)
—	6	—	—	189,037
73,763	—	—	—	—

2,670,184	(218,843)	(324,571)	(3,825,535)	(423,351)
$3,468,220	$(162,165)	$(226,625)	$1,978,314	$(361,930)
$—	$10,036	$—	$—	$85
$—	$13	$—	$1,558	$39

Semi-Annual Report  125

For the Six Months Ended June 30, 2013	Lazard Capital Allocator Opportunistic Strategies Portfolio

Investment Income
Income
Dividends	$2,086,027
Total investment income*	2,086,027

Expenses
Management fees (Note 3)	1,143,247
Custodian fees	28,839
Distribution fees (Open Shares)	3,873
Shareholders’ reports	5,482
Administration fees	47,660
Shareholders’ services	15,252
Directors’ fees and expenses	4,018
Professional services	25,767
Registration fees	16,860
Other†	4,701
Total gross expenses	1,295,699
Management fees waived and expenses reimbursed	(124,939)
Total net expenses	1,170,760
Net investment income	915,267

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Forward Currency Contracts and Swap Agreements
Net realized gain on:
Investments	2,860,258
Foreign currency and forward currency contracts	507,141
Swap agreements	628,013
Net change in unrealized appreciation (depreciation) on:
Investments	(4,976,933)
Foreign currency and forward currency contracts	30,096
Swap agreements	(127,103)
Net realized and unrealized loss on investments, foreign currency, forward currency contracts and swap agreements	(1,078,528)
Net decrease in net assets resulting from operations	$(163,261)
† Includes interest on line of credit of	$2,249

The accompanying notes are an integral part of these financial statements.

126  Semi-Annual Report

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Semi-Annual Report  127

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard US Equity Concentrated Portfolio		Lazard US Strategic Equity Portfolio
	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012

Increase (Decrease) in Net Assets
Operations
Net investment income	$1,326,280	$1,081,210	$564,110	$1,110,273
Net realized gain on investments, foreign currency and forward currency contracts	12,862,339	1,248,579	7,517,414	8,297,888
Net change in unrealized appreciation on investments, foreign currency and forward currency contracts	4,287,816	6,593,427	2,386,159	1,229,399
Net increase in net assets resulting from operations	18,476,435	8,923,216	10,467,683	10,637,560

Distributions to shareholders
From net investment income
Institutional Shares	—	(1,071,583)	—	(1,706,939)
Open Shares	—	(4,154)	—	(147,376)
From net realized gains
Institutional Shares	—	—	—	—
Open Shares	—	—	—	—
Net decrease in net assets resulting from distributions	—	(1,075,737)	—	(1,854,315)

Capital stock transactions
Net proceeds from sales
Institutional Shares	86,060,709	118,724,713	26,053,749	14,377,525
Open Shares	2,721,695	393,082	1,070,641	2,458,786
Net proceeds from reinvestment of distributions
Institutional Shares	—	847,541	—	1,686,330
Open Shares	—	4,153	—	128,502
Cost of shares redeemed
Institutional Shares	(4,546,343)	(17,085,989)	(5,474,605)	(12,717,388)
Open Shares	(1,495,900)	(82,527)	(1,752,220)	(3,706,443)
Net increase (decrease) in net assets from capital stock transactions	82,740,161	102,800,973	19,897,565	2,227,312

Redemption fees (Note 2(l))
Institutional Shares	—	1,498	1	433
Open Shares	—	58	—	—
Net increase in net assets from redemption fees	—	1,556	1	433
Total increase (decrease) in net assets	101,216,596	110,650,008	30,365,249	11,010,990
Net assets at beginning of period	122,069,983	11,419,975	83,728,039	72,717,049
Net assets at end of period*	$223,286,579	$122,069,983	$114,093,288	$83,728,039
* Includes undistributed (distributions in excess of) net investment income of	$1,316,623	$(9,657)	$774,342	$210,232

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	11,338,350	1,201,733	7,451,909	7,111,530
Shares sold	7,160,756	11,697,734	2,323,980	1,465,424
Shares issued to shareholders from reinvestment of distributions	—	79,136	—	170,983
Shares redeemed	(375,827)	(1,640,253)	(493,184)	(1,296,028)
Net increase (decrease)	6,784,929	10,136,617	1,830,796	340,379
Shares outstanding at end of period	18,123,279	11,338,350	9,282,705	7,451,909

Open Shares
Shares outstanding at beginning of period	64,143	33,507	828,181	937,896
Shares sold	223,326	38,357	96,457	254,087
Shares issued to shareholders from reinvestment of distributions	—	386	—	13,013
Shares redeemed	(122,435)	(8,107)	(157,357)	(376,815)
Net increase (decrease)	100,891	30,636	(60,900)	(109,715)
Shares outstanding at end of period	165,034	64,143	767,281	828,181

The accompanying notes are an integral part of these financial statements.

128  Semi-Annual Report

Lazard US Mid Cap Equity Portfolio		Lazard US Small-Mid Cap Equity Portfolio		Lazard Global Listed Infrastructure Portfolio
Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012

$143,165	$344,026	$187,501	$918,024	$7,027,420	$3,721,879

5,676,170	7,992,414	20,534,160	13,525,692	18,279,703	4,663,167

3,261,065	824,069	21,996,993	17,023,607	6,471,255	12,616,185
9,080,400	9,160,509	42,718,654	31,467,323	31,778,378	21,001,231

—	(93,028)	—	(440,159)	(5,200,192)	(3,885,197)
—	(25,552)	—	—	(284,675)	(330,133)

—	—	—	(7,126,645)	—	(2,328,587)
—	—	—	(429,062)	—	(237,215)
—	(118,580)	—	(7,995,866)	(5,484,867)	(6,781,132)

1,375,850	11,992,786	3,695,167	136,617,944	385,794,306	40,118,611
2,665,366	9,008,006	1,629,153	4,413,215	13,450,595	5,003,640

—	72,879	—	7,492,237	2,442,542	5,695,999
—	23,280	—	400,942	268,168	559,340

(10,897,938)	(78,932,556)	(32,170,958)	(42,600,983)	(150,875,346)	(38,132,595)
(17,615,019)	(22,699,523)	(5,721,317)	(11,037,496)	(2,675,310)	(2,437,008)

(24,471,741)	(80,535,128)	(32,567,955)	95,285,859	248,404,955	10,807,987

450	27	88	15	4,507	626
30	180	41	80	1,742	226
480	207	129	95	6,249	852
(15,390,861)	(71,492,992)	10,150,828	118,757,411	274,704,715	25,028,938
72,294,826	143,787,818	305,838,945	187,081,534	137,827,214	112,798,276
$56,903,965	$72,294,826	$315,989,773	$305,838,945	$412,531,929	$137,827,214

$322,133	$178,968	$416,851	$229,350	$2,172,173	$(629,620)

2,461,019	7,726,268	21,804,765	14,128,698	11,419,125	10,683,008
101,208	945,652	253,782	10,509,382	32,671,908	3,865,052
—	5,864	—	567,164	202,816	534,797
(803,711)	(6,216,765)	(2,238,580)	(3,400,479)	(12,509,030)	(3,663,732)
(702,503)	(5,265,249)	(1,984,798)	7,676,067	20,365,694	736,117
1,758,516	2,461,019	19,819,967	21,804,765	31,784,819	11,419,125

3,358,349	4,439,926	1,237,189	1,739,728	1,159,035	854,515
196,386	731,390	116,026	352,470	1,097,999	486,297
—	1,942	—	31,226	22,215	52,376
(1,312,483)	(1,814,909)	(400,275)	(886,235)	(219,678)	(234,153)
(1,116,097)	(1,081,577)	(284,249)	(502,539)	900,536	304,520
2,242,252	3,358,349	952,940	1,237,189	2,059,571	1,159,035

Semi-Annual Report  129

	Lazard International Equity Portfolio		Lazard International Equity Select Portfolio
	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012

Increase (Decrease) in Net Assets
Operations
Net investment income	$2,210,552	$2,018,859	$194,357	$114,671
Net realized gain on investments and foreign currency	1,447,950	4,095,848	175,624	52,980
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(344,759)	17,837,058	(446,455)	1,325,232
Net increase (decrease) in net assets resulting from operations	3,313,743	23,951,765	(76,474)	1,492,883

Distributions to shareholders
From net investment income
Institutional Shares	—	(3,557,160)	—	(142,879)
Open Shares	—	(681,741)	—	(56,933)
From net realized gains
Institutional Shares	—	—	—	—
Open Shares	—	—	—	—
Net decrease in net assets resulting from distributions	—	(4,238,901)	—	(199,812)

Capital stock transactions
Net proceeds from sales
Institutional Shares	40,522,397	29,943,240	5,890,506	3,478,816
Open Shares	8,915,653	9,963,361	485,390	427,582
Net proceeds from reinvestment of distributions
Institutional Shares	—	3,072,022	—	105,790
Open Shares	—	439,254	—	54,482
Cost of shares redeemed
Institutional Shares	(8,840,727)	(26,896,764)	(370,408)	(1,385,837)
Open Shares	(3,807,920)	(7,117,889)	(314,145)	(497,811)
Net increase (decrease) in net assets from capital stock transactions	36,789,403	9,403,224	5,691,343	2,183,022

Redemption fees (Note 2(l))
Institutional Shares	635	1,914	6	604
Open Shares	67	83	—	48
Net increase in net assets from redemption fees	702	1,997	6	652
Total increase (decrease) in net assets	40,103,848	29,118,085	5,614,875	3,476,745
Net assets at beginning of period	134,697,450	105,579,365	10,458,997	6,982,252
Net assets at end of period*	$174,801,298	$134,697,450	$16,073,872	$10,458,997
* Includes undistributed (distributions in excess of) net investment income of	$2,162,820	$(47,732)	$214,910	$20,553

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	7,380,561	6,956,141	889,319	629,470
Shares sold	2,629,978	2,165,534	667,867	427,257
Shares issued to shareholders from reinvestment of distributions	—	217,033	—	12,880
Shares redeemed	(573,777)	(1,958,147)	(41,761)	(180,288)
Net increase (decrease)	2,056,201	424,420	626,106	259,849
Shares outstanding at end of period	9,436,762	7,380,561	1,515,425	889,319

Open Shares
Shares outstanding at beginning of period	1,713,621	1,485,123	337,112	341,991
Shares sold	574,521	711,367	54,624	52,054
Shares issued to shareholders from reinvestment of distributions	—	30,763	—	6,698
Shares redeemed	(243,189)	(513,632)	(35,117)	(63,631)
Net increase (decrease)	331,332	228,498	19,507	(4,879)
Shares outstanding at end of period	2,044,953	1,713,621	356,619	337,112

The accompanying notes are an integral part of these financial statements.

130  Semi-Annual Report

Lazard International Strategic Equity Portfolio		Lazard International Small Cap Equity Portfolio		Lazard Emerging Markets Equity Portfolio
Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012

$20,504,814	$10,629,524	$516,233	$782,258	$198,670,841	$273,430,339
43,077,176	5,008,616	6,397,366	2,343,967	250,514,439	404,973,362

27,042,181	179,035,767	(2,444,344)	8,864,066	(1,803,554,416)	2,319,793,047
90,624,171	194,673,907	4,469,255	11,990,291	(1,354,369,136)	2,998,196,748

—	(8,123,755)	—	(1,259,891)	—	(233,749,133)
—	(2,129,693)	—	(406,288)	—	(37,813,360)

—	—	—	—	—	(419,249,109)
—	—	—	—	—	(80,701,164)
—	(10,253,448)	—	(1,666,179)	—	(771,512,766)

575,712,058	386,577,221	2,228,019	1,758,201	1,535,044,702	2,561,523,905
212,086,436	248,255,833	1,614,028	2,705,153	273,967,772	404,264,337

—	6,962,916	—	1,233,303	—	564,652,360
—	2,036,931	—	391,808	—	111,916,205

(38,721,484)	(74,579,297)	(8,024,126)	(3,690,984)	(1,379,697,015)	(2,525,025,523)
(48,746,603)	(42,953,515)	(2,435,981)	(6,316,631)	(401,072,711)	(1,037,348,544)

700,330,407	526,300,089	(6,618,060)	(3,919,150)	28,242,748	79,982,740

15,633	1,650	—	34	72,307	106,944
5,731	7,292	88	4	16,614	38,994
21,364	8,942	88	38	88,921	145,938
790,975,942	710,729,490	(2,148,717)	6,405,000	(1,326,037,467)	2,306,812,660
1,209,420,357	498,690,867	63,028,510	56,623,510	15,941,014,785	13,634,202,125
$2,000,396,299	$1,209,420,357	$60,879,793	$63,028,510	$14,614,977,318	$15,941,014,785

$21,761,904	$1,257,090	$448,333	$(67,900)	$187,252,633	$(11,418,208)

76,287,527	46,042,276	5,583,338	5,682,315	681,320,058	648,784,125
46,230,089	36,524,263	256,900	229,753	79,187,964	136,324,320
—	605,870	—	160,597	—	29,516,846
(3,082,157)	(6,884,882)	(973,628)	(489,327)	(71,223,312)	(133,305,233)
43,147,932	30,245,251	(716,728)	(98,977)	7,964,652	32,535,933
119,435,459	76,287,527	4,866,610	5,583,338	689,284,710	681,320,058

26,753,257	6,637,650	2,163,219	2,586,982	131,100,773	158,774,554
16,785,194	23,889,730	188,947	365,819	13,930,101	20,940,411
—	176,604	—	50,866	—	5,707,099
(3,859,974)	(3,950,727)	(279,921)	(840,448)	(20,402,006)	(54,321,291)
12,925,220	20,115,607	(90,974)	(423,763)	(6,471,905)	(27,673,781)
39,678,477	26,753,257	2,072,245	2,163,219	124,628,868	131,100,773

Semi-Annual Report  131

	Lazard Developing Markets Equity Portfolio		Lazard Emerging Markets Equity Blend Portfolio
	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012

Increase (Decrease) in Net Assets
Operations
Net investment income	$5,733,828	$2,293,054	$3,070,037	$1,554,071
Net realized gain (loss) on investments, foreign currency, forward currency contracts, options and swap agreements	(9,915,591)	(26,688,575)	407,739	(9,415,007)
Net change in unrealized appreciation (depreciation) on investments, foreign currency, forward currency contracts, options and swap agreements	(88,075,704)	66,218,856	(24,920,867)	33,414,173
Net increase (decrease) in net assets resulting from operations	(92,257,467)	41,823,335	(21,443,091)	25,553,237

Distributions to shareholders
From net investment income
Institutional Shares	—	(2,990,604)	—	(1,818,322)
Open Shares	—	(543,087)	—	(234,422)
From net realized gains
Institutional Shares	—	—	—	—
Open Shares	—	—	—	—
Net decrease in net assets resulting from distributions	—	(3,533,691)	—	(2,052,744)

Capital stock transactions
Net proceeds from sales
Institutional Shares	378,634,888	232,206,374	235,126,081	126,047,840
Open Shares	30,151,338	69,347,007	22,067,373	19,150,166
Net proceeds from reinvestment of distributions
Institutional Shares	—	2,295,074	—	1,648,749
Open Shares	—	531,153	—	224,500
Cost of shares redeemed
Institutional Shares	(126,431,022)	(83,942,317)	(16,695,715)	(30,534,803)
Open Shares	(29,412,462)	(49,472,367)	(4,343,003)	(8,540,728)
Net increase in net assets from capital stock transactions	252,942,742	170,964,924	236,154,736	107,995,724

Redemption fees (Note 2(l))
Institutional Shares	2,611	3,158	853	822
Open Shares	1,224	8,787	489	955
Net increase in net assets from redemption fees	3,835	11,945	1,342	1,777
Total increase in net assets	160,689,110	209,266,513	214,712,987	131,497,994
Net assets at beginning of period	433,122,944	223,856,431	239,160,033	107,662,039
Net assets at end of period*	$593,812,054	$433,122,944	$453,873,020	$239,160,033
* Includes undistributed (distributions in excess of) net investment income of	$4,163,357	$(1,570,471)	$2,505,347	$(564,690)
(a) The Portfolio commenced operations on June 28, 2013.

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	27,400,813	15,019,710	17,598,261	8,706,504
Shares sold	30,878,916	19,277,485	22,033,296	11,499,059
Shares issued to shareholders from reinvestment of distributions	—	188,429	—	146,735
Shares redeemed	(10,620,815)	(7,084,811)	(1,471,992)	(2,754,037)
Net increase	20,258,101	12,381,103	20,561,304	8,891,757
Shares outstanding at end of period	47,658,914	27,400,813	38,159,565	17,598,261

Open Shares
Shares outstanding at beginning of period	7,527,776	5,935,969	3,291,977	2,312,343
Shares sold	2,485,023	5,734,648	1,930,951	1,744,940
Shares issued to shareholders from reinvestment of distributions	—	43,573	—	20,008
Shares redeemed	(2,513,387)	(4,186,414)	(384,239)	(785,314)
Net increase (decrease)	(28,364)	1,591,807	1,546,712	979,634
Shares outstanding at end of period	7,499,412	7,527,776	4,838,689	3,291,977

The accompanying notes are an integral part of these financial statements.

132  Semi-Annual Report

Lazard Emerging Markets Multi-Strategy Portfolio		Lazard Emerging Markets Debt Portfolio		Lazard Explorer Total Return Portfolio
Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012	Period Ended June 30, 2013 (unaudited) (a)

$1,612,414	$809,863	$7,922,583	$9,275,669	$—

2,347,775	(606,707)	5,212,441	8,400,606	—

(18,982,957)	10,132,597	(41,349,316)	16,441,726	—
(15,022,768)	10,335,753	(28,214,292)	34,118,001	—

—	(878,676)	(7,758,476)	(9,238,454)	—
—	(3,690)	(160,729)	(32,787)	—

—	—	—	(6,223,334)	—
—	—	—	(24,139)	—
—	(882,366)	(7,919,205)	(15,518,714)	—

110,420,909	75,678,101	113,865,012	181,821,383	4,900,000
509,667	906,882	12,466,516	1,280,269	100,000

—	699,458	7,555,236	14,815,813	—
—	3,535	104,340	52,868	—

(38,512,156)	(17,301,390)	(38,030,476)	(35,834,871)	—
(120,635)	(357,454)	(3,437,170)	(375,933)	—
72,297,785	59,629,132	92,523,458	161,759,529	5,000,000

2,669	5,029	325	531	—
—	—	7	217	—
2,669	5,029	332	748	—
57,277,686	69,087,548	56,390,293	180,359,564	5,000,000
125,876,708	56,789,160	287,300,873	106,941,309	—
$183,154,394	$125,876,708	$343,691,166	$287,300,873	$5,000,000

$1,508,050	$(104,364)	$27,107	$23,729	$—

12,889,497	6,594,816	26,369,893	10,949,189	—
11,223,359	8,074,885	10,884,086	17,476,495	490,000
—	73,088	714,364	1,392,026	—
(3,954,121)	(1,853,292)	(3,738,542)	(3,447,817)	—
7,269,238	6,294,681	7,859,908	15,420,704	490,000
20,158,735	12,889,497	34,229,801	26,369,893	490,000

88,344	30,517	104,581	13,123	—
52,965	97,091	1,152,068	122,285	10,000
—	369	9,907	4,941	—
(12,589)	(39,633)	(336,801)	(35,768)	—
40,376	57,827	825,174	91,458	10,000
128,720	88,344	929,755	104,581	10,000

Semi-Annual Report  133

	Lazard US Realty Income Portfolio		Lazard US Realty Equity Portfolio
	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012

Increase (Decrease) in Net Assets
Operations
Net investment income	$3,916,736	$3,594,577	$798,036	$674,794
Net realized gain (loss) on investments, foreign currency, forward currency contracts and options	10,421,119	2,753,485	2,785,554	1,566,296
Net change in unrealized appreciation (depreciation) on investments, foreign currency, forward currency contracts and options	(5,935,164)	4,495,301	(115,370)	2,353,234
Net increase (decrease) in net assets resulting from operations	8,402,691	10,843,363	3,468,220	4,594,324

Distributions to shareholders
From net investment income
Institutional Shares	(1,341,490)	(1,744,918)	—	(24,750)
Open Shares	(2,456,516)	(854,779)	—	(415,366)
From net realized gains
Institutional Shares	—	(1,411,685)	—	(62,992)
Open Shares	—	(1,390,717)	—	(1,532,345)
Net decrease in net assets resulting from distributions	(3,798,006)	(5,402,099)	—	(2,035,453)

Capital stock transactions
Net proceeds from sales
Institutional Shares	30,478,717	31,471,528	4,470,447	924,792
Open Shares	105,008,755	53,636,715	37,491,122	77,949,831
Net proceeds from reinvestment of distributions
Institutional Shares	1,262,909	3,078,434	—	82,714
Open Shares	2,367,784	2,093,258	—	1,882,791
Cost of shares redeemed
Institutional Shares	(26,938,320)	(6,321,457)	(212,443)	(69)
Open Shares	(53,229,176)	(7,842,310)	(18,683,144)	(17,902,557)
Net increase (decrease) in net assets from capital stock transactions	58,950,669	76,116,168	23,065,982	62,937,502

Redemption fees (Note 2(l))
Institutional Shares	1,802	398	—	1
Open Shares	15,616	3,518	6,542	22,440
Net increase in net assets from redemption fees	17,418	3,916	6,542	22,441
Total increase (decrease) in net assets	63,572,772	81,561,348	26,540,744	65,518,814
Net assets at beginning of period	107,417,522	25,856,174	68,181,384	2,662,570
Net assets at end of period*	$170,990,294	$107,417,522	$94,722,128	$68,181,384
* Includes undistributed (distributions in excess of) net investment income of	$118,730	$—	$798,036	$—

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	6,073,485	2,660,028	160,617	102,426
Shares sold	3,231,725	3,811,160	243,802	53,434
Shares issued to shareholders from reinvestment of distributions	136,692	366,619	—	4,761
Shares redeemed	(2,852,837)	(764,322)	(11,057)	(4)
Net increase (decrease)	515,580	3,413,457	232,745	58,191
Shares outstanding at end of period	6,589,065	6,073,485	393,362	160,617

Open Shares
Shares outstanding at beginning of period	6,474,598	805,878	3,747,565	76,246
Shares sold	11,273,736	6,359,333	2,044,244	4,609,856
Shares issued to shareholders from reinvestment of distributions	256,503	247,778	—	108,075
Shares redeemed	(5,683,817)	(938,391)	(1,009,579)	(1,046,612)
Net increase (decrease)	5,846,422	5,668,720	1,034,665	3,671,319
Shares outstanding at end of period	12,321,020	6,474,598	4,782,230	3,747,565

The accompanying notes are an integral part of these financial statements.

134  Semi-Annual Report

Lazard International Realty Equity Portfolio		Lazard US Short Duration Fixed Income Portfolio		Lazard US Corporate Income Portfolio
Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012

$56,678	$55,655	$97,946	$245,864	$5,803,849	$12,027,385

128,809	196,406	(41,473)	299,763	1,640,334	(812,130)

(347,652)	1,145,098	(283,098)	(106,874)	(5,465,869)	9,188,204
(162,165)	1,397,159	(226,625)	438,753	1,978,314	20,403,459

—	(89,484)	(97,928)	(245,376)	(5,705,036)	(11,731,153)
—	(67,032)	(18)	(488)	(98,813)	(296,232)

—	(18,944)	—	(69,717)	—	—
—	(15,413)	—	(15)	—	—
—	(190,873)	(97,946)	(315,596)	(5,803,849)	(12,027,385)

42,925	19,658	5,904,496	12,480,126	20,374,169	73,510,534
774,495	1,509,496	1,200	—	444,584	2,383,005

—	108,427	76,035	263,941	5,075,668	10,032,308
—	75,995	18	503	79,677	240,865

(19,749)	(6,635)	(8,082,947)	(4,733,944)	(34,852,594)	(60,171,868)
(555,458)	(488,552)	—	(100,000)	(2,227,022)	(10,254,392)

242,213	1,218,389	(2,101,198)	7,910,626	(11,105,518)	15,740,452

—	1	3	5	148	80
31	447	—	—	—	321
31	448	3	5	148	401
80,079	2,425,123	(2,425,766)	8,033,788	(14,930,905)	24,116,927
5,006,242	2,581,119	19,730,374	11,696,586	186,997,292	162,880,365
$5,086,321	$5,006,242	$17,304,608	$19,730,374	$172,066,387	$186,997,292

$(39,473)	$(96,151)	$(300)	$(300)	$(109,177)	$(109,177)

164,688	157,229	1,913,691	1,132,905	36,441,591	31,644,633
2,389	1,367	582,595	1,212,766	4,041,134	14,994,633
—	6,508	7,403	25,580	1,008,587	2,035,775
(1,146)	(416)	(782,995)	(457,560)	(6,948,237)	(12,233,450)
1,243	7,459	(192,997)	780,786	(1,898,516)	4,796,958
165,931	164,688	1,720,694	1,913,691	34,543,075	36,441,591

130,199	54,805	405	10,083	842,613	2,416,907
44,712	102,778	119	—	87,807	490,550
—	4,567	2	49	15,743	48,681
(32,406)	(31,951)	—	(9,727)	(442,205)	(2,113,525)
12,306	75,394	121	(9,678)	(338,655)	(1,574,294)
142,505	130,199	526	405	503,958	842,613

Semi-Annual Report  135

	Lazard Global Fixed Income Portfolio		Lazard Capital Allocator Opportunistic Strategies Portfolio
	Six Months Ended June 30, 2013 (unaudited)	Period Ended December 31, 2012 (a)	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012

Increase (Decrease) in Net Assets
Operations
Net investment income	$61,421	$72,075	$915,267	$2,849,308
Net realized gain (loss) on investments, foreign currency, forward currency contracts and swap agreements	(219,293)	12,144	3,995,412	3,977,250
Net change in unrealized appreciation (depreciation) on investments, foreign currency, forward currency contracts and swap agreements	(204,058)	51,583	(5,073,940)	14,414,375
Net increase (decrease) in net assets resulting from operations	(361,930)	135,802	(163,261)	21,240,933

Distributions to shareholders
From net investment income
Institutional Shares	(60,791)	(27,809)	—	(1,741,480)
Open Shares	(565)	(227)	—	(14,988)
From net realized gains
Institutional Shares	—	(44,060)	—	—
Open Shares	—	(360)	—	—
Net decrease in net assets resulting from distributions	(61,356)	(72,456)	—	(1,756,468)

Capital stock transactions
Net proceeds from sales
Institutional Shares	2,122,314	7,859,060	17,949,058	42,720,549
Open Shares	—	64,295	498,948	357,130
Net proceeds from reinvestment of distributions
Institutional Shares	59,970	71,235	—	705,622
Open Shares	565	529	—	13,997
Cost of shares redeemed
Institutional Shares	(775,366)	(3,179,754)	(39,242,091)	(96,362,264)
Open Shares	—	(9,970)	(645,651)	(3,788,199)
Net increase (decrease) in net assets from capital stock transactions	1,407,483	4,805,395	(21,439,736)	(56,353,165)

Redemption fees (Note 2(l))
Institutional Shares	2	—	479	7,632
Net increase in net assets from redemption fees	2	—	479	7,632
Total increase (decrease) in net assets	984,199	4,868,741	(21,602,518)	(36,861,068)
Net assets at beginning of period	4,868,741	—	228,081,652	264,942,720
Net assets at end of period*	$5,852,940	$4,868,741	$206,479,134	$228,081,652
* Includes undistributed net investment income of	$56,248	$56,183	$926,521	$11,254
(a) The Portfolio commenced operations on March 30, 2012.

Shares issued and redeemed Institutional Shares
Shares outstanding at beginning of period	473,673	—	22,422,647	27,954,774
Shares sold	214,869	785,190	1,755,856	4,341,367
Shares issued to shareholders from reinvestment of distributions	6,143	7,030	—	70,775
Shares redeemed	(78,966)	(318,547)	(3,805,421)	(9,944,269)
Net increase (decrease)	142,046	473,673	(2,049,565)	(5,532,127)
Shares outstanding at end of period	615,719	473,673	20,373,082	22,422,647

Open Shares
Shares outstanding at beginning of period	5,426	—	308,937	660,085
Shares sold	—	6,374	48,771	36,305
Shares issued to shareholders from reinvestment of distributions	57	52	—	1,404
Shares redeemed	—	(1,000)	(63,007)	(388,857)
Net increase (decrease)	57	5,426	(14,236)	(351,148)
Shares outstanding at end of period	5,483	5,426	294,701	308,937

The accompanying notes are an integral part of these financial statements.

136  Semi-Annual Report

The Lazard Funds, Inc. Financial Highlights

LAZARD US EQUITY CONCENTRATED PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Institutional Shares
Net asset value, beginning of period	$10.71	$9.24	$9.56	$8.62	$7.00	$11.25
Income (loss) from investment operations:
Net investment income (a)	0.09	0.20	0.15	0.10	0.12	0.18
Net realized and unrealized gain (loss)	1.41	1.37	(0.30)	0.93	1.62	(4.26)
Total from investment operations	1.50	1.57	(0.15)	1.03	1.74	(4.08)
Less distributions from:
Net investment income	—	(0.10)	(0.17)	(0.09)	(0.12)	(0.17)
Total distributions	—	(0.10)	(0.17)	(0.09)	(0.12)	(0.17)
Redemption fees	—	— (c)	— (c)	— (c)	—	—
Net asset value, end of period	$12.21	$10.71	$9.24	$9.56	$8.62	$7.00

Total Return (b)	14.01%	16.83%	–1.47%	12.00%	24.81%	–36.18%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$221,264	$121,379	$11,108	$13,066	$8,464	$6,554
Ratios to average net assets:
Net expenses (d)	0.84%	0.93%	0.75%	0.97%	1.00%	1.00%
Gross expenses (d)	0.84%	1.28%	2.27%	2.76%	3.44%	3.21%
Net investment income (d)	1.59%	1.94%	1.59%	1.19%	1.60%	1.90%
Portfolio turnover rate	54%	116%	53%	53%	62%	97%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Open Shares
Net asset value, beginning of period	$10.77	$9.30	$9.61	$8.67	$7.04	$11.31
Income (loss) from investment operations:
Net investment income (a)	0.07	0.15	0.12	0.08	0.09	0.15
Net realized and unrealized gain (loss)	1.42	1.39	(0.29)	0.93	1.64	(4.28)
Total from investment operations	1.49	1.54	(0.17)	1.01	1.73	(4.13)
Less distributions from:
Net investment income	—	(0.07)	(0.14)	(0.07)	(0.10)	(0.14)
Total distributions	—	(0.07)	(0.14)	(0.07)	(0.10)	(0.14)
Redemption fees	—	— (c)	— (c)	—	— (c)	—
Net asset value, end of period	$12.26	$10.77	$9.30	$9.61	$8.67	$7.04

Total Return (b)	13.83%	16.51%	–1.77%	11.62%	24.49%	–36.43%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,023	$691	$312	$294	$300	$134
Ratios to average net assets:
Net expenses (d)	1.25%	1.19%	1.05%	1.27%	1.30%	1.30%
Gross expenses (d)	2.08%	4.84%	6.49%	7.28%	5.52%	12.10%
Net investment income (d)	1.18%	1.51%	1.30%	0.88%	1.15%	1.56%
Portfolio turnover rate	54%	116%	53%	53%	62%	97%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  137

LAZARD US STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Institutional Shares
Net asset value, beginning of period	$10.11	$9.03	$8.97	$8.02	$6.26	$10.03
Income (loss) from investment operations:
Net investment income (a)	0.07	0.14	0.12	0.07	0.08	0.12
Net realized and unrealized gain (loss)	1.17	1.17	0.02	0.97	1.68	(3.65)
Total from investment operations	1.24	1.31	0.14	1.04	1.76	(3.53)
Less distributions from:
Net investment income	—	(0.23)	(0.08)	(0.09)	—	(0.12)
Net realized gains	—	—	—	—	—	(0.12)
Total distributions	—	(0.23)	(0.08)	(0.09)	—	(0.24)
Redemption fees	— (c)	— (c)	— (c)	— (c)	—	—
Net asset value, end of period	$11.35	$10.11	$9.03	$8.97	$8.02	$6.26

Total Return (b)	12.27%	14.56%	1.65%	13.13%	28.12%	–35.43%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$105,367	$75,327	$64,239	$71,207	$66,153	$54,749
Ratios to average net assets:
Net expenses (d)	0.75%	0.75%	0.75%	1.01%	1.05%	1.05%
Gross expenses (d)	0.94%	0.99%	1.00%	1.06%	1.09%	1.06%
Net investment income (d)	1.24%	1.40%	1.29%	0.88%	1.26%	1.45%
Portfolio turnover rate	38%	60%	48%	49%	76%	82%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Open Shares
Net asset value, beginning of period	$10.14	$9.04	$8.97	$8.02	$6.28	$10.05
Income (loss) from investment operations:
Net investment income (a)	0.05	0.11	0.09	0.05	0.07	0.10
Net realized and unrealized gain (loss)	1.18	1.16	0.03	0.97	1.67	(3.65)
Total from investment operations	1.23	1.27	0.12	1.02	1.74	(3.55)
Less distributions from:
Net investment income	—	(0.17)	(0.05)	(0.07)	—	(0.10)
Net realized gains	—	—	—	—	—	(0.12)
Total distributions	—	(0.17)	(0.05)	(0.07)	—	(0.22)
Redemption fees	—	—	—	— (c)	—	—
Net asset value, end of period	$11.37	$10.14	$9.04	$8.97	$8.02	$6.28

Total Return (b)	12.13%	14.10%	1.42%	12.79%	27.71%	–35.63%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,726	$8,401	$8,478	$10,024	$8,945	$7,218
Ratios to average net assets:
Net expenses (d)	1.05%	1.05%	1.05%	1.31%	1.35%	1.35%
Gross expenses (d)	1.32%	1.37%	1.36%	1.44%	1.39%	1.51%
Net investment income (d)	0.93%	1.10%	0.99%	0.59%	0.96%	1.15%
Portfolio turnover rate	38%	60%	48%	49%	76%	82%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

138   Semi-Annual Report

LAZARD US MID CAP EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Institutional Shares
Net asset value, beginning of period	$12.52	$11.87	$12.61	$10.31	$7.50	$12.46
Income (loss) from investment operations:
Net investment income (a)	0.04	0.05	0.05	0.10	0.08	0.15
Net realized and unrealized gain (loss)	1.78	0.63	(0.75)	2.31	2.81	(4.93)
Total from investment operations	1.82	0.68	(0.70)	2.41	2.89	(4.78)
Less distributions from:
Net investment income	—	(0.03)	(0.04)	(0.11)	(0.08)	(0.18)
Total distributions	—	(0.03)	(0.04)	(0.11)	(0.08)	(0.18)
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$14.34	$12.52	$11.87	$12.61	$10.31	$7.50

Total Return (b)	14.54%	5.76%	–5.58%	23.43%	38.49%	–38.33%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$25,215	$30,803	$91,740	$126,626	$143,267	$103,650
Ratios to average net assets:
Net expenses (d)	1.05%	0.98%	0.93%	0.91%	0.91%	0.89%
Gross expenses (d)	1.16%	0.98%	0.93%	0.91%	0.91%	0.89%
Net investment income (d)	0.62%	0.40%	0.37%	0.90%	0.90%	1.41%
Portfolio turnover rate	47%	102%	83%	75%	77%	81%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Open Shares
Net asset value, beginning of period	$12.35	$11.72	$12.45	$10.18	$7.40	$12.29
Income (loss) from investment operations:
Net investment income (a)	0.02	0.03	0.01	0.07	0.05	0.13
Net realized and unrealized gain (loss)	1.76	0.61	(0.74)	2.28	2.78	(4.87)
Total from investment operations	1.78	0.64	(0.73)	2.35	2.83	(4.74)
Less distributions from:
Net investment income	—	(0.01)	— (c)	(0.08)	(0.05)	(0.15)
Total distributions	—	(0.01)	— (c)	(0.08)	(0.05)	(0.15)
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$14.13	$12.35	$11.72	$12.45	$10.18	$7.40

Total Return (b)	14.41%	5.44%	–5.84%	23.09%	38.26%	–38.53%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$31,689	$41,492	$52,048	$69,551	$69,737	$64,372
Ratios to average net assets:
Net expenses (d)	1.35%	1.26%	1.19%	1.17%	1.17%	1.15%
Gross expenses (d)	1.40%	1.26%	1.19%	1.17%	1.17%	1.15%
Net investment income (d)	0.32%	0.21%	0.11%	0.66%	0.64%	1.17%
Portfolio turnover rate	47%	102%	83%	75%	77%	81%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than on year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  139

LAZARD US SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Institutional Shares
Net asset value, beginning of period	$13.29	$11.82	$14.55	$11.80	$7.59	$11.58
Income (loss) from investment operations:
Net investment income (loss) (a)	0.01	0.05	0.01	0.09	(0.01)	0.01
Net realized and unrealized gain (loss)	1.93	1.77	(1.45)	2.70	4.22	(4.00)
Total from investment operations	1.94	1.82	(1.44)	2.79	4.21	(3.99)
Less distributions from:
Net investment income	—	(0.02)	—	(0.04)	—	—
Net realized gains	—	(0.33)	(1.29)	—	—	—
Total distributions	—	(0.35)	(1.29)	(0.04)	—	—
Redemption fees	— (c)	— (c)	— (c)	— (c)	—	— (c)
Net asset value, end of period	$15.23	$13.29	$11.82	$14.55	$11.80	$7.59

Total Return (b)	14.60%	15.45%	–9.83%	23.67%	55.47%	–34.46%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$301,905	$289,855	$167,042	$238,901	$56,042	$36,934
Ratios to average net assets:
Net expenses (d)	0.86%	0.88%	0.90%	1.00%	1.22%	1.13%
Gross expenses (d)	0.86%	0.88%	0.90%	1.00%	1.23%	1.13%
Net investment income (loss) (d)	0.14%	0.41%	0.08%	0.68%	–0.12%	0.08%
Portfolio turnover rate	53%	92%	110%	114%	195%	138%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Open Shares
Net asset value, beginning of period	$12.92	$11.52	$14.26	$11.56	$7.46	$11.43
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.01)	— (c)	(0.03)	0.03	(0.04)	(0.03)
Net realized and unrealized gain (loss)	1.87	1.73	(1.42)	2.67	4.14	(3.94)
Total from investment operations	1.86	1.73	(1.45)	2.70	4.10	(3.97)
Less distributions from:
Net realized gains	—	(0.33)	(1.29)	—	—	—
Total distributions	—	(0.33)	(1.29)	—	—	—
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$14.78	$12.92	$11.52	$14.26	$11.56	$7.46

Total Return (b)	14.48%	14.97%	–10.09%	23.36%	54.96%	–34.73%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$14,085	$15,984	$20,039	$21,620	$19,531	$10,500
Ratios to average net assets:
Net expenses (d)	1.19%	1.21%	1.21%	1.34%	1.51%	1.49%
Gross expenses (d)	1.19%	1.21%	1.21%	1.34%	1.52%	1.49%
Net investment income (loss) (d)	–0.20%	0.01%	–0.23%	0.21%	–0.40%	–0.26%
Portfolio turnover rate	53%	92%	110%	114%	195%	138%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

140  Semi-Annual Report

LAZARD GLOBAL LISTED INFRASTRUCTURE PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended			Period Ended
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11	12/31/10	12/31/09*

Institutional Shares
Net asset value, beginning of period	$10.96	$9.78	$10.31	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.25	0.31	0.33	0.30	—	(c)
Net realized and unrealized gain (loss)	1.16	1.43	(0.48)	0.34	—
Total from investment operations	1.41	1.74	(0.15)	0.64	—	(c)
Less distributions from:
Net investment income	(0.18)	(0.35)	(0.15)	(0.23)	—
Net realized gains	—	(0.21)	(0.23)	(0.10)	—
Total distributions	(0.18)	(0.56)	(0.38)	(0.33)	—
Redemption fees	— (c)	— (c)	— (c)	— (c)	—
Net asset value, end of period	$12.19	$10.96	$9.78	$10.31	$10.00

Total Return (b)	12.89%	18.05%	–1.55%	6.63%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$387,394	$125,112	$104,439	$115,680	$74
Ratios to average net assets:
Net expenses (d)	1.00%	1.14%	1.09%	1.30%	1.30%
Gross expenses (d)	1.00%	1.14%	1.09%	1.35%	1,825.00	%(e)
Net investment income (loss) (d)	4.24%	3.01%	3.15%	3.01%	–1.30%
Portfolio turnover rate	28%	26%	135%	46%	0%

Selected data for a share of capital	Six Months Ended	Year Ended			Period Ended
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11	12/31/10	12/31/09*

Open Shares
Net asset value, beginning of period	$10.97	$9.78	$10.34	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.23	0.28	0.28	0.24	—	(c)
Net realized and unrealized gain (loss)	1.17	1.42	(0.49)	0.38	—
Total from investment operations	1.40	1.70	(0.21)	0.62	—	(c)
Less distributions from:
Net investment income	(0.16)	(0.30)	(0.12)	(0.18)	—
Net realized gains	—	(0.21)	(0.23)	(0.10)	—
Total distributions	(0.16)	(0.51)	(0.35)	(0.28)	—
Redemption fees	— (c)	— (c)	— (c)	—	—
Net asset value, end of period	$12.21	$10.97	$9.78	$10.34	$10.00

Total Return (b)	12.79%	17.54%	–1.95%	6.28%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$25,138	$12,715	$8,359	$118	$50
Ratios to average net assets:
Net expenses (d)	1.32%	1.50%	1.60%	1.60%	1.60%
Gross expenses (d)	1.32%	1.50%	1.67%	18.06%	1,825.00	%(e)
Net investment income (loss) (d)	3.95%	2.66%	2.81%	2.37%	–1.60%
Portfolio turnover rate	28%	26%	135%	46%	0%

†	Unaudited.
*	Portfolio commenced operations on December 31, 2009.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.
(e)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended 12/31/09.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  141

LAZARD INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Institutional Shares
Net asset value, beginning of period	$14.78	$12.49	$13.81	$13.14	$10.50	$17.55
Income (loss) from investment operations:
Net investment income (a)	0.22	0.25	0.27	0.21	0.26	0.36
Net realized and unrealized gain (loss)	0.20	2.56	(1.25)	0.82	2.38	(7.00)
Total from investment operations	0.42	2.81	(0.98)	1.03	2.64	(6.64)
Less distributions from:
Net investment income	—	(0.52)	(0.34)	(0.36)	— (c)	(0.41)
Total distributions	—	(0.52)	(0.34)	(0.36)	— (c)	(0.41)
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$15.20	$14.78	$12.49	$13.81	$13.14	$10.50

Total Return (b)	2.84%	22.70%	–7.17%	8.04%	25.19%	–37.75%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$143,422	$109,088	$86,880	$127,485	$139,070	$119,870
Ratios to average net assets:
Net expenses (d)	0.96%	1.02%	1.03%	0.98%	0.99%	0.93%
Gross expenses (d)	0.96%	1.02%	1.03%	0.98%	0.99%	0.93%
Net investment income (d)	2.84%	1.85%	1.99%	1.63%	2.33%	2.47%
Portfolio turnover rate	21%	48%	39%	53%	66%	44%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Open Shares
Net asset value, beginning of period	$14.94	$12.59	$13.91	$13.24	$10.60	$17.69
Income (loss) from investment operations:
Net investment income (a)	0.20	0.21	0.24	0.16	0.22	0.31
Net realized and unrealized gain (loss)	0.20	2.57	(1.26)	0.83	2.42	(7.04)
Total from investment operations	0.40	2.78	(1.02)	0.99	2.64	(6.73)
Less distributions from:
Net investment income	—	(0.43)	(0.30)	(0.32)	—	(0.36)
Total distributions	—	(0.43)	(0.30)	(0.32)	—	(0.36)
Redemption fees	— (c)	— (c)	— (c)	— (c)	—	— (c)
Net asset value, end of period	$15.34	$14.94	$12.59	$13.91	$13.24	$10.60

Total Return (b)	2.68%	22.30%	–7.42%	7.65%	24.91%	–37.98%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$31,379	$25,610	$18,699	$28,670	$19,520	$14,829
Ratios to average net assets:
Net expenses (d)	1.24%	1.32%	1.33%	1.29%	1.27%	1.28%
Gross expenses (d)	1.24%	1.32%	1.33%	1.29%	1.27%	1.28%
Net investment income (d)	2.61%	1.49%	1.78%	1.25%	1.98%	2.16%
Portfolio turnover rate	21%	48%	39%	53%	66%	44%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. A period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

142  Semi-Annual Report

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Institutional Shares
Net asset value, beginning of period	$8.51	$7.18	$7.99	$7.70	$6.39	$11.78
Income (loss) from investment operations:
Net investment income (a)	0.13	0.12	0.13	0.14	0.17	0.30
Net realized and unrealized gain (loss)	(0.06)	1.43	(0.70)	0.49	1.16	(4.73)
Total from investment operations	0.07	1.55	(0.57)	0.63	1.33	(4.43)
Less distributions from:
Net investment income	—	(0.22)	(0.24)	(0.34)	(0.02)	(0.33)
Net realized gains	—	—	—	—	—	(0.63)
Total distributions	—	(0.22)	(0.24)	(0.34)	(0.02)	(0.96)
Redemption fees	— (c)	— (c)	— (c)	—	— (c)	— (c)
Net asset value, end of period	$8.58	$8.51	$7.18	$7.99	$7.70	$6.39

Total Return (b)	0.82%	21.59%	–7.14%	8.49%	20.86%	–38.74%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,001	$7,571	$4,519	$3,614	$3,925	$3,860
Ratios to average net assets:
Net expenses (d)	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses (d)	2.47%	4.17%	4.66%	5.08%	3.46%	2.24%
Net investment income (d)	2.92%	1.55%	1.72%	1.80%	2.52%	3.06%
Portfolio turnover rate	19%	46%	55%	75%	67%	52%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Open Shares
Net asset value, beginning of period	$8.57	$7.20	$8.02	$7.72	$6.41	$11.81
Income (loss) from investment operations:
Net investment income (a)	0.10	0.12	0.11	0.12	0.14	0.26
Net realized and unrealized gain (loss)	(0.05)	1.42	(0.72)	0.49	1.17	(4.73)
Total from investment operations	0.05	1.54	(0.61)	0.61	1.31	(4.47)
Less distributions from:
Net investment income	—	(0.17)	(0.21)	(0.31)	— (c)	(0.30)
Net realized gains	—	—	—	—	—	(0.63)
Total distributions	—	(0.17)	(0.21)	(0.31)	— (c)	(0.93)
Redemption fees	—	— (c)	—	— (c)	— (c)	— (c)
Net asset value, end of period	$8.62	$8.57	$7.20	$8.02	$7.72	$6.41

Total Return (b)	0.58%	21.23%	–7.41%	8.29%	20.49%	–39.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,073	$2,888	$2,463	$3,056	$4,530	$5,853
Ratios to average net assets:
Net expenses (d)	1.45%	1.45%	1.45%	1.45%	1.45%	1.45%
Gross expenses (d)	3.09%	4.77%	5.12%	5.31%	3.62%	2.47%
Net investment income (d)	2.33%	1.55%	1.43%	1.56%	2.11%	2.67%
Portfolio turnover rate	19%	46%	55%	75%	67%	52%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  143

LAZARD INTERNATIONAL STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Institutional Shares
Net asset value, beginning of period	$11.71	$9.46	$10.63	$9.41	$7.51	$12.92
Income (loss) from investment operations:
Net investment income (a)	0.17	0.15	0.16	0.13	0.20	0.26
Net realized and unrealized gain (loss)	0.67	2.21	(1.19)	1.22	1.88	(5.43)
Total from investment operations	0.84	2.36	(1.03)	1.35	2.08	(5.17)
Less distributions from:
Net investment income	—	(0.11)	(0.14)	(0.13)	(0.18)	(0.22)
Net realized gains	—	—	—	—	—	(0.02)
Total distributions	—	(0.11)	(0.14)	(0.13)	(0.18)	(0.24)
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$12.55	$11.71	$9.46	$10.63	$9.41	$7.51

Total Return (b)	7.17%	25.00%	–9.70%	14.43%	27.76%	–39.98%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,499,155	$893,610	$435,411	$356,098	$311,570	$245,604
Ratios to average net assets:
Net expenses (d)	0.82%	0.86%	0.88%	0.90%	0.91%	0.90%
Gross expenses (d)	0.82%	0.86%	0.88%	0.90%	0.91%	0.90%
Net investment income (d)	2.73%	1.45%	1.53%	1.30%	2.42%	2.48%
Portfolio turnover rate	19%	52%	53%	55%	129%	72%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Open Shares
Net asset value, beginning of period	$11.80	$9.53	$10.68	$9.43	$7.51	$12.90
Income (loss) from investment operations:
Net investment income (a)	0.15	0.09	0.13	0.09	0.16	0.23
Net realized and unrealized gain (loss)	0.68	2.26	(1.20)	1.24	1.90	(5.42)
Total from investment operations	0.83	2.35	(1.07)	1.33	2.06	(5.19)
Less distributions from:
Net investment income	—	(0.08)	(0.08)	(0.08)	(0.14)	(0.18)
Net realized gains	—	—	—	—	—	(0.02)
Total distributions	—	(0.08)	(0.08)	(0.08)	(0.14)	(0.20)
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$12.63	$11.80	$9.53	$10.68	$9.43	$7.51

Total Return (b)	7.03%	24.74%	–10.01%	14.09%	27.38%	–40.18%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$501,241	$315,811	$63,280	$46,051	$19,446	$13,627
Ratios to average net assets:
Net expenses (d)	1.08%	1.13%	1.16%	1.20%	1.21%	1.24%
Gross expenses (d)	1.08%	1.13%	1.16%	1.20%	1.21%	1.24%
Net investment income (d)	2.41%	0.87%	1.26%	0.89%	1.98%	2.23%
Portfolio turnover rate	19%	52%	53%	55%	129%	72%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. A period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

144  Semi-Annual Report

LAZARD INTERNATIONAL SMALL CAP EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Institutional Shares
Net asset value, beginning of period	$8.12	$6.84	$8.12	$6.68	$4.80	$10.49
Income (loss) from investment operations:
Net investment income (a)	0.08	0.11	0.13	0.10	0.08	0.15
Net realized and unrealized gain (loss)	0.56	1.40	(1.27)	1.45	1.80	(5.19)
Total from investment operations	0.64	1.51	(1.14)	1.55	1.88	(5.04)
Less distributions from:
Net investment income	—	(0.23)	(0.14)	(0.11)	—	(0.14)
Net realized gains	—	—	—	—	—	(0.51)
Total distributions	—	(0.23)	(0.14)	(0.11)	—	(0.65)
Redemption fees	—	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$8.76	$8.12	$6.84	$8.12	$6.68	$4.80

Total Return (b)	7.88%	22.28%	–14.11%	23.55%	39.17%	–49.84%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$42,651	$45,360	$38,879	$47,134	$40,243	$74,640
Ratios to average net assets:
Net expenses (d)	1.13%	1.13%	1.13%	1.13%	1.17%	0.98%
Gross expenses (d)	1.16%	1.18%	1.17%	1.21%	1.21%	0.98%
Net investment income (d)	1.82%	1.40%	1.65%	1.39%	1.55%	1.81%
Portfolio turnover rate	28%	48%	28%	41%	51%	61%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Open Shares
Net asset value, beginning of period	$8.17	$6.86	$8.14	$6.70	$4.82	$10.51
Income (loss) from investment operations:
Net investment income (a)	0.06	0.08	0.10	0.08	0.07	0.13
Net realized and unrealized gain (loss)	0.57	1.41	(1.26)	1.45	1.81	(5.20)
Total from investment operations	0.63	1.49	(1.16)	1.53	1.88	(5.07)
Less distributions from:
Net investment income	—	(0.18)	(0.12)	(0.09)	—	(0.11)
Net realized gains	—	—	—	—	—	(0.51)
Total distributions	—	(0.18)	(0.12)	(0.09)	—	(0.62)
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$8.80	$8.17	$6.86	$8.14	$6.70	$4.82

Total Return (b)	7.71%	21.96%	–14.36%	23.13%	39.00%	–50.02%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$18,229	$17,669	$17,744	$24,984	$27,920	$30,052
Ratios to average net assets:
Net expenses (d)	1.43%	1.43%	1.43%	1.43%	1.43%	1.31%
Gross expenses (d)	1.45%	1.48%	1.46%	1.49%	1.48%	1.31%
Net investment income (d)	1.47%	1.08%	1.34%	1.09%	1.28%	1.56%
Portfolio turnover rate	28%	48%	28%	41%	51%	61%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  145

LAZARD EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Institutional Shares
Net asset value, beginning of period	$19.54	$16.80	$21.78	$18.01	$10.88	$23.88
Income (loss) from investment operations:
Net investment income (a)	0.25	0.35	0.49	0.38	0.35	0.61
Net realized and unrealized gain (loss)	(1.90)	3.39	(4.36)	3.71	7.24	(11.78)
Total from investment operations	(1.65)	3.74	(3.87)	4.09	7.59	(11.17)
Less distributions from:
Net investment income	—	(0.36)	(0.63)	(0.32)	(0.46)	(0.49)
Net realized gains	—	(0.64)	(0.48)	—	—	(1.34)
Total distributions	—	(1.00)	(1.11)	(0.32)	(0.46)	(1.83)
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$17.89	$19.54	$16.80	$21.78	$18.01	$10.88

Total Return (b)	–8.44%	22.36%	–17.75%	22.81%	69.82%	–47.88%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,332,816	$13,315,172	$10,902,557	$14,561,085	$8,497,341	$3,295,983
Ratios to average net assets:
Net expenses (d)	1.10%	1.10%	1.12%	1.14%	1.15%	1.17%
Gross expenses (d)	1.10%	1.10%	1.12%	1.14%	1.15%	1.17%
Net investment income (d)	2.58%	1.85%	2.44%	1.96%	2.40%	3.16%
Portfolio turnover rate	7%	23%	23%	23%	49%	43%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Open Shares
Net asset value, beginning of period	$20.03	$17.20	$22.19	$18.28	$11.05	$24.17
Income (loss) from investment operations:
Net investment income (a)	0.22	0.30	0.49	0.34	0.29	0.52
Net realized and unrealized gain (loss)	(1.94)	3.47	(4.50)	3.76	7.35	(11.87)
Total from investment operations	(1.72)	3.77	(4.01)	4.10	7.64	(11.35)
Less distributions from:
Net investment income	—	(0.30)	(0.50)	(0.19)	(0.41)	(0.43)
Net realized gains	—	(0.64)	(0.48)	—	—	(1.34)
Total distributions	—	(0.94)	(0.98)	(0.19)	(0.41)	(1.77)
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	—	(c)
Net asset value, end of period	$18.31	$20.03	$17.20	$22.19	$18.28	$11.05

Total Return (b)	–8.59%	22.03%	–18.02%	22.43%	69.14%	–48.09%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,282,161	$2,625,843	$2,731,646	$4,187,207	$3,478,654	$1,135,042
Ratios to average net assets:
Net expenses (d)	1.38%	1.40%	1.42%	1.49%	1.55%	1.53	%(e)
Gross expenses (d)	1.38%	1.40%	1.42%	1.49%	1.55%	1.54%
Net investment income (d)	2.27%	1.58%	2.18%	1.73%	1.94%	2.72%
Portfolio turnover rate	7%	23%	23%	23%	49%	43%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. A period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.
(e)	The Portfolio’s excess cash in demand deposit accounts may receive credits that are available to offset custody expenses. As a result of these credits, the net expenses were reduced by 0.01%.

The accompanying notes are an integral part of these financial statements.

146   Semi-Annual Report

LAZARD DEVELOPING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended				For the Period 9/30/08* to
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Institutional Shares
Net asset value, beginning of period	$12.40	$10.68	$15.12	$13.18	$6.54	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.12	0.09	0.06	0.02	0.01	0.01
Net realized and unrealized gain (loss)	(1.75)	1.74	(4.00)	3.63	7.09	(3.46)
Total from investment operations	(1.63)	1.83	(3.94)	3.65	7.10	(3.45)
Less distributions from:
Net investment income	—	(0.11)	—	(0.09)	(0.04)	(0.01)
Net realized gains	—	—	(0.50)	(1.62)	(0.42)	—
Total distributions	—	(0.11)	(0.50)	(1.71)	(0.46)	(0.01)
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	—
Net asset value, end of period	$10.77	$12.40	$10.68	$15.12	$13.18	$6.54

Total Return (b)	–13.15%	17.16%	–26.15%	28.62%	108.53%	–34.54%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$513,183	$339,771	$160,441	$72,798	$20,002	$6,539
Ratios to average net assets:
Net expenses (d)	1.13%	1.21%	1.30%	1.30%	1.30%	1.30%
Gross expenses (d)	1.13%	1.21%	1.30%	1.67%	2.81%	11.98%
Net investment income (d)	1.98%	0.74%	0.45%	0.15%	0.07%	0.34%
Portfolio turnover rate	26%	61%	68%	112%	96%	72%

Selected data for a share of capital	Six Months Ended	Year Ended				For the Period 9/30/08* to
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Open Shares
Net asset value, beginning of period	$12.40	$10.68	$15.16	$13.19	$6.55	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.09	0.05	0.01	(0.05)	(0.08)	— (c)
Net realized and unrealized gain (loss)	(1.74)	1.74	(3.99)	3.65	7.13	(3.45)
Total from investment operations	(1.65)	1.79	(3.98)	3.60	7.05	(3.45)
Less distributions from:
Net investment income	—	(0.07)	—	(0.01)	— (c)	—
Net realized gains	—	—	(0.50)	(1.62)	(0.42)	—
Total distributions	—	(0.07)	(0.50)	(1.63)	(0.42)	—
Redemption fees	— (c)	— (c)	— (c)	— (c)	0.01	—
Net asset value, end of period	$10.75	$12.40	$10.68	$15.16	$13.19	$6.55

Total Return (b)	–13.31%	16.79%	–26.34%	28.13%	108.17%	–34.60%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$80,629	$93,352	$63,415	$101,584	$42,975	$357
Ratios to average net assets:
Net expenses (d)	1.44%	1.53%	1.60%	1.60%	1.60%	1.60%
Gross expenses (d)	1.44%	1.53%	1.62%	1.85%	2.54%	28.95%
Net investment income (loss) (d)	1.50%	0.43%	0.10%	–0.33%	–0.63%	–0.09%
Portfolio turnover rate	26%	61%	68%	112%	96%	72%

†	Unaudited.
*	Portfolio commenced operations on September 30, 2008.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  147

LAZARD EMERGING MARKETS EQUITY BLEND PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended		For the Period 5/28/10* to
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11	12/31/10

Institutional Shares
Net asset value, beginning of period	$11.45	$9.77	$12.45	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.12	0.11	0.15	(0.01)
Net realized and unrealized gain (loss)	(1.01)	1.68	(2.70)	2.48
Total from investment operations	(0.89)	1.79	(2.55)	2.47
Less distributions from:
Net investment income	—	(0.11)	(0.08)	—
Net realized gains	—	—	(0.05)	(0.02)
Total distributions	—	(0.11)	(0.13)	(0.02)
Redemption fees	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$10.56	$11.45	$9.77	$12.45

Total Return (b)	–7.77%	18.19%	–20.43%	24.66%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$402,944	$201,512	$85,091	$54,826
Ratios to average net assets:
Net expenses (d)	1.19%	1.34%	1.35%	1.35%
Gross expenses (d)	1.19%	1.34%	1.54%	6.24%
Net investment income (loss) (d)	2.21%	1.01%	1.34%	–0.16%
Portfolio turnover rate	28%	57%	62%	62%

Selected data for a share of capital	Six Months Ended	Year Ended		For the Period 5/28/10* to
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11	12/31/10

Open Shares
Net asset value, beginning of period	$11.44	$9.76	$12.43	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.10	0.09	0.11	(0.05)
Net realized and unrealized gain (loss)	(1.01)	1.66	(2.68)	2.50
Total from investment operations	(0.91)	1.75	(2.57)	2.45
Less distributions from:
Net investment income	—	(0.07)	(0.05)	—
Net realized gains	—	—	(0.05)	(0.02)
Total distributions	—	(0.07)	(0.10)	(0.02)
Redemption fees	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$10.53	$11.44	$9.76	$12.43

Total Return (b)	–8.04%	17.97%	–20.74%	24.46%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$50,929	$37,648	$22,571	$9,121
Ratios to average net assets:
Net expenses (d)	1.59%	1.64%	1.65%	1.65%
Gross expenses (d)	1.59%	1.77%	1.92%	6.06%
Net investment income (loss) (d)	1.84%	0.78%	0.94%	–0.70%
Portfolio turnover rate	28%	57%	62%	62%

†	Unaudited.
*	Portfolio commenced operations on May 28, 2010.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

148   Semi-Annual Report

LAZARD EMERGING MARKETS MULTI-STRATEGY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†	Year Ended 12/31/12	For the Period 3/31/11* to 12/31/11

Institutional Shares
Net asset value, beginning of period	$9.70	$8.57	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.08	0.09	0.09
Net realized and unrealized gain (loss)	(0.75)	1.11	(1.47)
Total from investment operations	(0.67)	1.20	(1.38)
Less distributions from:
Net investment income	—	(0.07)	(0.05)
Total distributions	—	(0.07)	(0.05)
Redemption fees	— (c)	— (c)	— (c)
Net asset value, end of period	$9.03	$9.70	$8.57

Total Return (b)	–6.91%	14.02%	–13.79%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$181,993	$125,019	$56,527
Ratios to average net assets:
Net expenses (d)	1.28%	1.30%	1.30%
Gross expenses (d)	1.28%	1.57%	2.23%
Net investment income (d)	1.76%	1.01%	1.34%
Portfolio turnover rate	47%	160%	98%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†	Year Ended 12/31/12	For the Period 3/31/11* to 12/31/11

Open Shares
Net asset value, beginning of period	$9.71	$8.59	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.07	0.08	0.07
Net realized and unrealized gain (loss)	(0.76)	1.08	(1.46)
Total from investment operations	(0.69)	1.16	(1.39)
Less distributions from:
Net investment income	—	(0.04)	(0.02)
Total distributions	—	(0.04)	(0.02)
Redemption fees	—	—	— (c)
Net asset value, end of period	$9.02	$9.71	$8.59

Total Return (b)	–7.00%	13.28%	–13.67%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,162	$858	$262
Ratios to average net assets:
Net expenses (d)	1.60%	1.60%	1.60%
Gross expenses (d)	2.78%	3.82%	16.96%
Net investment income (d)	1.47%	0.82%	1.00%
Portfolio turnover rate	47%	160%	98%

†	Unaudited.
*	Portfolio commenced operations on March 31, 2011.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  149

LAZARD EMERGING MARKETS DEBT PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†	Year Ended 12/31/12	For the Period 2/28/11* to 12/31/11

Institutional Shares
Net asset value, beginning of period	$10.85	$9.76	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.25	0.48	0.34
Net realized and unrealized gain (loss)	(1.08)	1.33	(0.17)
Total from investment operations	(0.83)	1.81	0.17
Less distributions from:
Net investment income	(0.25)	(0.48)	(0.40)
Net realized gains	—	(0.24)	(0.01)
Total distributions	(0.25)	(0.72)	(0.41)
Redemption fees	— (c)	— (c)	—
Net asset value, end of period	$9.77	$10.85	$9.76

Total Return (b)	–7.78%	18.95%	1.64%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$334,578	$286,163	$106,813
Ratios to average net assets:
Net expenses (d)	0.95%	1.00%	1.04%
Gross expenses (d)	0.95%	1.03%	1.67%
Net investment income (d)	4.75%	4.60%	4.14%
Portfolio turnover rate	51%	220%	108%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†	Year Ended 12/31/12	For the Period 2/28/11* to 12/31/11

Open Shares
Net asset value, beginning of period	$10.88	$9.77	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.22	0.45	0.33
Net realized and unrealized gain (loss)	(1.06)	1.35	(0.20)
Total from investment operations	(0.84)	1.80	0.13
Less distributions from:
Net investment income	(0.24)	(0.45)	(0.35)
Net realized gains	—	(0.24)	(0.01)
Total distributions	(0.24)	(0.69)	(0.36)
Redemption fees	— (c)	— (c)	—
Net asset value, end of period	$9.80	$10.88	$9.77

Total Return (b)	–7.91%	18.68%	1.34%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,113	$1,138	$128
Ratios to average net assets:
Net expenses (d)	1.30%	1.30%	1.39%
Gross expenses (d)	1.35%	2.97%	16.28%
Net investment income (d)	4.26%	4.26%	3.84%
Portfolio turnover rate	51%	220%	108%

†	Unaudited.
*	Portfolio commenced operations on February 28, 2011.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

150  Semi-Annual Report

LAZARD US REALTY INCOME PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†	Year Ended 12/31/12	For the Period 9/26/11* to 12/31/11

Institutional Shares
Net asset value, beginning of period	$8.57	$7.46	$9.73
Income from investment operations:
Net investment income (a)	0.23	0.49	0.16
Net realized and unrealized gain	0.47	1.23	0.55
Total from investment operations	0.70	1.72	0.71
Less distributions from:
Net investment income	(0.22)	(0.37)	(0.24)
Net realized gains	—	(0.24)	(2.74)
Total distributions	(0.22)	(0.61)	(2.98)
Redemption fees	— (c)	— (c)	—
Net asset value, end of period	$9.05	$8.57	$7.46

Total Return (b)	8.25%	23.32%	9.71%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$59,624	$52,024	$19,849
Ratios to average net assets:
Net expenses (d)	0.92%	1.15%	1.15%
Gross expenses (d)	0.92%	1.16%	2.31%
Net investment income (d)	5.02%	5.94%	8.26%
Portfolio turnover rate	53%	42%	89%

Selected data for a share of capital	Six Months Ended	Year Ended	For the Period 6/1/11 to	Year Ended		For the Period 7/30/08** to
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11	5/31/11	5/31/10	5/31/09

Open Shares
Net asset value, beginning of period	$8.56	$7.45	$11.34	$10.78	$6.79	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.22	0.51	0.44	0.32	0.48	0.41
Net realized and unrealized gain (loss)	0.47	1.19	(1.21)	2.05	4.10	(3.26)
Total from investment operations	0.69	1.70	(0.77)	2.37	4.58	(2.85)
Less distributions from:
Net investment income	(0.21)	(0.35)	(0.38)	(0.64)	(0.59)	(0.36)
Net realized gains	—	(0.24)	(2.74)	(1.17)	—	—
Total distributions	(0.21)	(0.59)	(3.12)	(1.81)	(0.59)	(0.36)
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$9.04	$8.56	$7.45	$11.34	$10.78	$6.79

Total Return (b)	8.13%	23.00%	–4.82%	23.27%	69.50%	–27.15%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$111,366	$55,393	$6,007	$15,830	$9,864	$3,817
Ratios to average net assets:
Net expenses (d)	1.18%	1.45%	1.47%	1.48%	1.48%	1.48%
Gross expenses (d)	1.18%	1.47%	3.05%	2.42%	4.20%	19.67%
Net investment income (d)	4.81%	6.18%	7.49%	2.81%	5.14%	8.19%
Portfolio turnover rate	53%	42%	89%	77%	116%	71%

†	Unaudited.
*	The inception date for Institutional Shares was September 26, 2011.
**	Portfolio commenced operations on July 30, 2008.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  151

LAZARD US REALTY EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended	For the Period 9/26/11* to
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11

Institutional Shares
Net asset value, beginning of period	$17.40	$14.89	$15.76
Income from investment operations:
Net investment income (a)	0.19	0.31	0.10
Net realized and unrealized gain	0.67	2.79	2.91
Total from investment operations	0.86	3.10	3.01
Less distributions from:
Net investment income	—	(0.17)	(0.12)
Net realized gains	—	(0.42)	(3.76)
Total distributions	—	(0.59)	(3.88)
Redemption fees	—	— (c)	—
Net asset value, end of period	$18.26	$17.40	$14.89

Total Return (b)	5.00%	20.83%	20.84%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,185	$2,794	$1,525
Ratios to average net assets:
Net expenses (d)	1.20%	1.20%	1.20%
Gross expenses (d)	1.21%	2.34%	13.07%
Net investment income (d)	2.08%	1.86%	2.32%
Portfolio turnover rate	35%	52%	63%

Selected data for a share of capital	Six Months Ended	Year Ended	For the Period 6/1/11 to	Year Ended		For the Period 12/31/08** to
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11	5/31/11	5/31/10	5/31/09

Open Shares
Net asset value, beginning of period	$17.45	$14.92	$19.49	$16.66	$10.76	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.16	0.30	0.14	(0.07)	0.05	0.14
Net realized and unrealized gain (loss)	0.69	2.76	(0.90)	5.17	7.26	0.62
Total from investment operations	0.85	3.06	(0.76)	5.10	7.31	0.76
Less distributions from:
Net investment income	—	(0.12)	(0.06)	(0.04)	(0.17)	—
Net realized gains	—	(0.42)	(3.76)	(2.23)	(1.24)	—
Total distributions	—	(0.54)	(3.82)	(2.27)	(1.41)	—
Redemption fees	— (c)	0.01	0.01	— (c)	—	—
Net asset value, end of period	$18.30	$17.45	$14.92	$19.49	$16.66	$10.76

Total Return (b)	4.87%	20.58%	–2.44%	33.01%	70.16%	7.60%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$87,537	$65,387	$1,138	$4,852	$2,463	$110
Ratios to average net assets:
Net expenses (d)	1.37%	1.50%	1.80%	1.93%	2.00%	2.00%
Gross expenses (d)	1.37%	1.78%	7.48%	5.66%	17.23%	214.80%
Net investment income (d)	1.72%	1.74%	1.36%	–0.41%	0.32%	3.52%
Portfolio turnover rate	35%	52%	63%	91%	138%	37%

†	Unaudited.
*	The inception date for Institutional Shares was September 26, 2011.
**	Portfolio commenced operations on December 31, 2008.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

152  Semi-Annual Report

LAZARD INTERNATIONAL REALTY EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†	Year Ended 12/31/12	For the Period 9/26/11* to 12/31/11

Institutional Shares
Net asset value, beginning of period	$16.98	$12.18	$13.08
Income (loss) from investment operations:
Net investment income (a)	0.19	0.22	0.03
Net realized and unrealized gain (loss)	(0.66)	5.27	0.05
Total from investment operations	(0.47)	5.49	0.08
Less distributions from:
Net investment income	—	(0.57)	(0.75)
Net realized gains	—	(0.12)	(0.23)
Total distributions	—	(0.69)	(0.98)
Redemption fees	—	— (c)	—
Net asset value, end of period	$16.51	$16.98	$12.18

Total Return (b)	–2.77%	45.14%	0.09%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,739	$2,797	$1,914
Ratios to average net assets:
Net expenses (d)	1.30%	1.30%	1.30%
Gross expenses (d)	4.79%	5.84%	17.38%
Net investment income (d)	2.24%	1.50%	0.83%
Portfolio turnover rate	28%	42%	41%

Selected data for a share of capital	Six Months Ended	Year Ended	For the Period 6/1/11 to	Year Ended		For the Period 12/31/08** to
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11	5/31/11	5/31/10	5/31/09

Open Shares
Net asset value, beginning of period	$16.97	$12.17	$16.98	$14.54	$15.39	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.17	0.19	0.06	0.16	0.28	0.10
Net realized and unrealized gain (loss)	(0.67)	5.25	(3.89)	3.99	1.40	5.29
Total from investment operations	(0.50)	5.44	(3.83)	4.15	1.68	5.39
Less distributions from:
Net investment income	—	(0.52)	(0.75)	(0.55)	(1.51)	—
Net realized gains	—	(0.12)	(0.23)	(1.16)	(1.05)	—
Total distributions	—	(0.64)	(0.98)	(1.71)	(2.56)	—
Redemption fees	— (c)	— (c)	—	— (c)	0.03	—
Net asset value, end of period	$16.47	$16.97	$12.17	$16.98	$14.54	$15.39

Total Return (b)	–2.89%	44.81%	–22.98%	29.13%	9.65%	53.90%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,347	$2,209	$667	$1,716	$1,427	$424
Ratios to average net assets:
Net expenses (d)	1.60%	1.60%	1.84%	1.96%	2.00%	2.00%
Gross expenses (d)	5.10%	6.13%	16.46%	14.35%	25.27%	116.23%
Net investment income (d)	1.94%	1.25%	0.66%	0.98%	1.71%	1.90%
Portfolio turnover rate	28%	42%	41%	54%	81%	5%

†	Unaudited.
*	The inception date for Institutional Shares was September 26, 2011.
**	Portfolio commenced operations on December 31, 2008.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  153

LAZARD US SHORT DURATION FIXED INCOME PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended	For the Period 2/28/11* to
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11

Institutional Shares
Net asset value, beginning of period	$10.31	$10.23	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.06	0.14	0.17
Net realized and unrealized gain (loss)	(0.26)	0.12	0.27
Total from investment operations	(0.20)	0.26	0.44
Less distributions from:
Net investment income	(0.06)	(0.14)	(0.17)
Net realized gains	—	(0.04)	(0.04)
Total distributions	(0.06)	(0.18)	(0.21)
Redemption fees	— (c)	— (c)	— (c)
Net asset value, end of period	$10.05	$10.31	$10.23

Total Return (b)	–1.95%	2.54%	4.46%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$17,299	$19,726	$11,594
Ratios to average net assets:
Net expenses (d)	0.40%	0.40%	0.40%
Gross expenses (d)	1.45%	1.41%	3.09%
Net investment income (d)	1.17%	1.34%	1.97%
Portfolio turnover rate	33%	77%	60%

Selected data for a share of capital	Six Months Ended	Year Ended	For the Period 2/28/11* to
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11

Open Shares
Net asset value, beginning of period	$10.31	$10.23	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.04	0.14	0.14
Net realized and unrealized gain (loss)	(0.26)	0.09	0.28
Total from investment operations	(0.22)	0.23	0.42
Less distributions from:
Net investment income	(0.04)	(0.11)	(0.15)
Net realized gains	—	(0.04)	(0.04)
Total distributions	(0.04)	(0.15)	(0.19)
Net asset value, end of period	$10.05	$10.31	$10.23

Total Return (b)	–2.11%	2.24%	4.20%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5	$4	$103
Ratios to average net assets:
Net expenses (d)	0.70%	0.70%	0.70%
Gross expenses (d)	297.82%	38.11%	18.49%
Net investment income (d)	0.85%	1.32%	1.69%
Portfolio turnover rate	33%	77%	60%

†	Unaudited.
*	Portfolio commenced operations on February 28, 2011.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

154  Semi-Annual Report

LAZARD US CORPORATE INCOME PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Institutional Shares
Net asset value, beginning of period	$5.01	$4.78	$4.88	$4.70	$3.78	$5.15
Income (loss) from investment operations:
Net investment income (a)	0.15	0.33	0.35	0.35	0.34	0.38
Net realized and unrealized gain (loss)	(0.10)	0.23	(0.10)	0.18	0.92	(1.37)
Total from investment operations	0.05	0.56	0.25	0.53	1.26	(0.99)
Less distributions from:
Net investment income	(0.15)	(0.33)	(0.35)	(0.35)	(0.34)	(0.38)
Total distributions	(0.15)	(0.33)	(0.35)	(0.35)	(0.34)	(0.38)
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$4.91	$5.01	$4.78	$4.88	$4.70	$3.78

Total Return (b)	1.02%	12.02%	5.17%	11.78%	34.66%	–20.24%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$169,579	$182,749	$151,278	$112,427	$87,568	$34,262
Ratios to average net assets:
Net expenses (d)	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Gross expenses (d)	0.70%	0.71%	0.73%	0.80%	0.89%	1.00%
Net investment income (d)	6.10%	6.67%	7.13%	7.38%	7.96%	8.10%
Portfolio turnover rate	13%	26%	27%	25%	17%	33%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Open Shares
Net asset value, beginning of period	$5.04	$4.80	$4.90	$4.73	$3.79	$5.17
Income (loss) from investment operations:
Net investment income (a)	0.15	0.32	0.33	0.34	0.33	0.37
Net realized and unrealized gain (loss)	(0.10)	0.24	(0.10)	0.17	0.94	(1.38)
Total from investment operations	0.05	0.56	0.23	0.51	1.27	(1.01)
Less distributions from:
Net investment income	(0.15)	(0.32)	(0.33)	(0.34)	(0.33)	(0.37)
Total distributions	(0.15)	(0.32)	(0.33)	(0.34)	(0.33)	(0.37)
Redemption fees	—	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$4.94	$5.04	$4.80	$4.90	$4.73	$3.79

Total Return (b)	0.88%	11.89%	4.89%	11.19%	34.40%	–20.35%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,487	$4,249	$11,602	$26,266	$6,126	$5,220
Ratios to average net assets:
Net expenses (d)	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Gross expenses (d)	1.31%	1.24%	1.08%	1.13%	1.21%	1.74%
Net investment income (d)	5.78%	6.37%	6.72%	7.05%	7.74%	7.89%
Portfolio turnover rate	13%	26%	27%	25%	17%	33%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  155

LAZARD GLOBAL FIXED INCOME PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†	For the Period 3/30/12* to 12/31/12

Institutional Shares
Net asset value, beginning of period	$10.16	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.12	0.17
Net realized and unrealized gain (loss)	(0.74)	0.16
Total from investment operations	(0.62)	0.33
Less distributions from:
Net investment income	(0.12)	(0.07)
Return of capital	—	(0.10)
Total distributions	(0.12)	(0.17)
Redemption fees	— (c)	—
Net asset value, end of period	$9.42	$10.16

Total Return (b)	–6.16%	3.30%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,801	$4,814
Ratios to average net assets:
Net expenses (d)	0.80%	0.80%
Gross expenses (d)	5.92%	8.81%
Net investment income (d)	2.39%	2.24%
Portfolio turnover rate	40%	47%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†	For the Period 3/30/12* to 12/31/12

Open Shares
Net asset value, beginning of period	$10.16	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.10	0.15
Net realized and unrealized gain (loss)	(0.74)	0.16
Total from investment operations	(0.64)	0.31
Less distributions from:
Net investment income	(0.10)	(0.06)
Return of capital	—	(0.09)
Total distributions	(0.10)	(0.15)
Net asset value, end of period	$9.42	$10.16

Total Return (b)	–6.30%	3.08%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$52	$55
Ratios to average net assets:
Net expenses (d)	1.10%	1.10%
Gross expenses (d)	29.31%	26.46%
Net investment income (d)	2.13%	2.02%
Portfolio turnover rate	40%	47%

†	Unaudited.
*	Portfolio commenced operations on March 30, 2012.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

156  Semi-Annual Report

LAZARD CAPITAL ALLOCATOR OPPORTUNISTIC STRATEGIES PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended				For the Period 3/26/08* to
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Institutional Shares
Net asset value, beginning of period	$10.03	$9.26	$9.96	$8.80	$7.36	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.04	0.11	0.12	0.12	0.14	0.21
Net realized and unrealized gain (loss)	(0.08)	0.74	(0.45)	1.16	1.42	(2.59)
Total from investment operations	(0.04)	0.85	(0.33)	1.28	1.56	(2.38)
Less distributions from:
Net investment income	—	(0.08)	(0.13)	(0.12)	(0.12)	(0.26)
Net realized gains	—	—	(0.24)	—	—	—
Total distributions	—	(0.08)	(0.37)	(0.12)	(0.12)	(0.26)
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$9.99	$10.03	$9.26	$9.96	$8.80	$7.36

Total Return (b)	–0.40%	9.16%	–3.28%	14.58%	21.21%	–23.64%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$203,540	$224,982	$258,832	$239,403	$195,939	$110,757
Ratios to average net assets:
Net expenses (d)	1.02%	1.02%	1.02%	1.02%	1.02%	1.02%
Gross expenses (d)	1.12%	1.12%	1.13%	1.13%	1.16%	1.27%
Net investment income (d)	0.80%	1.13%	1.25%	1.36%	1.72%	3.01%
Portfolio turnover rate	108%	139%	155%	117%	113%	94%

Selected data for a share of capital	Six Months Ended	Year Ended				For the Period 3/31/08* to
stock outstanding throughout each period	6/30/13†	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Open Shares
Net asset value, beginning of period	$10.03	$9.26	$9.97	$8.80	$7.37	$9.95
Income (loss) from investment operations:
Net investment income (a)	0.03	0.07	0.08	0.06	0.12	0.30
Net realized and unrealized gain (loss)	(0.09)	0.75	(0.45)	1.20	1.41	(2.64)
Total from investment operations	(0.06)	0.82	(0.37)	1.26	1.53	(2.34)
Less distributions from:
Net investment income	—	(0.05)	(0.10)	(0.09)	(0.10)	(0.24)
Net realized gains	—	—	(0.24)	—	—	—
Total distributions	—	(0.05)	(0.34)	(0.09)	(0.10)	(0.24)
Redemption fees	—	—	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$9.97	$10.03	$9.26	$9.97	$8.80	$7.37

Total Return (b)	–0.60%	8.84%	–3.72%	14.35%	20.71%	–23.44%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,939	$3,099	$6,111	$7,163	$16,856	$9,319
Ratios to average net assets:
Net expenses (d)	1.32%	1.32%	1.32%	1.32%	1.32%	1.32%
Gross expenses (d)	1.78%	1.67%	1.57%	1.52%	1.44%	1.93%
Net investment income (d)	0.54%	0.69%	0.77%	0.66%	1.44%	4.68%
Portfolio turnover rate	108%	139%	155%	117%	113%	94%

†	Unaudited.
*	Institutional Shares and Open Shares commenced operations on March 26, 2008 and March 31, 2008, respectively.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  157

The Lazard Funds, Inc. Notes to Financial Statements June 30, 2013 (unaudited)

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of twenty-three no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi-Strategy Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard Explorer Total Return Portfolio (commenced investment operations on June 28, 2013), Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard International Realty Equity Portfolio, Lazard US Short Duration Fixed Income Portfolio (formerly, Lazard US Municipal Portfolio), Lazard US Corporate Income Portfolio (formerly, Lazard US High Yield Portfolio), Lazard Global Fixed Income Portfolio, Lazard Multi-Asset Targeted Volatility Portfolio, and Lazard Capital Allocator Opportunistic Strategies Portfolio. The Fund offers two different classes of shares of the Portfolios—Institutional Shares and Open Shares. Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class of shares. All Portfolios, other than the US Equity Concentrated Portfolio, the Emerging Markets Debt Portfolio, the Explorer Total Return Portfolio, the US Realty Equity Portfolio and the International Realty Equity Portfolio, are operated as “diversified” funds, as defined in the Act. Multi-Asset Targeted Volatility Portfolio had not commenced operations as of June 30, 2013.

Pursuant to an Agreement and Plan of reorganization dated as of June 29, 2011 (the “Plan”), between Trust for Professional Managers, on behalf of each of Grubb & Ellis AGA Realty Income Fund, Grubb & Ellis AGA US Realty Fund, and Grubb & Ellis AGA International Realty Fund (collectively, the “G&E Portfolios”), and the Fund, on behalf of Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio and Lazard International Realty Equity Port-

folio (collectively, the “Realty Portfolios”), the Fund acquired, in a tax-free reorganization, the assets and liabilities of the G&E Portfolios. The effective date of the reorganization, at which time shareholders of the respective G&E Portfolios became shareholders of the Open Share class of the respective Realty Portfolios, was the close of business on September 23, 2011. The Institutional Share class for each Realty Portfolio, which was not part of the Plan, commenced on September 26, 2011.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Exchange-traded options are valued at the last sales prices at the close of business on the exchanges on which they trade (which is normally 4:10 p.m. Eastern time). Swap agreements, such as credit default and interest rate swap agreements and swap agreements with respect to equity securities, are valued by an independent pricing service. Forward currency contracts are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value. Repurchase agreements are valued at the principal amounts plus accrued interest.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are val-

158  Semi-Annual Report

ued at fair value as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”).

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service, using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices or relevant ADRs or future contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method. For the period ended June 30, 2013, Emerging Markets Multi-Strategy Portfolio, Emerging Markets Debt Portfolio, US Short Duration Fixed Income Portfolio, US Corporate Income Portfolio and Global Fixed Income Portfolio traded in fixed-income securities.

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains (realized or unrealized). The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which, at all times, is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

(d) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Portfolios are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the US dollar equivalent amounts actually received or paid. Net change

Semi-Annual Report  159

in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

For the period ended June 30, 2013, Global Listed Infrastructure Portfolio, Emerging Markets Multi-Strategy Portfolio, Emerging Markets Debt Portfolio and Global Fixed Income Portfolio traded in forward currency contracts.

(e) Options Transactions—For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options that are traded on US and non-US securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of any change in market value should the counterparty not perform under the contract. The risk involved in writing an option is that, if the option is exercised, the underlying security or other assets could then be purchased or sold by the Portfolios at a disadvantageous price. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written.

During the period ended June 30, 2013, transactions in options purchased and written were as follows:

Emerging Markets Multi-Strategy Portfolio

Purchased Options	Number of Contracts	Amount

Options outstanding at beginning of period	249,500	$134,905
Options purchased	138,500	108,035
Options sold	(2,600)	(1,433)
Options exercised	(180,400)	(93,025)
Options expired	(140,000)	(103,264)
Options outstanding at end of period	65,000	$45,218

Written Options	Number of Contracts	Premiums

Options outstanding at beginning of period	100,000	$5,293
Options written	5,000	3,265
Options exercised	(100,000)	(5,293)
Options expired	(5,000)	(3,265)
Options outstanding at end of period	—	$—

Emerging Markets Debt Portfolio

Purchased Options	Number of Contracts	Amount

Options outstanding at beginning of period	2,683,500	$1,257,174
Options purchased	951,000	655,415
Options sold	(31,600)	(17,412)
Options exercised	(1,735,900)	(744,518)
Options expired	(1,492,000)	(913,809)
Options outstanding at end of period	375,000	$236,850

Written Options	Number of Contracts	Premiums

Options outstanding at beginning of period	1,100,000	$58,223
Options written	36,000	23,508
Options exercised	(1,100,000)	(58,223)
Options expired	(36,000)	(23,508)
Options outstanding at end of period	—	$—

160  Semi-Annual Report

US Realty Equity Portfolio

Purchased Options	Number of Contracts	Amount

Options outstanding at beginning of period	—	$—
Options purchased	15,455	2,091,966
Options sold	(10,930)	(1,671,289)
Options expired	(4,100)	(369,915)
Options outstanding at end of period	425	$50,762

None of the other Portfolios in the Fund traded in options during the period ended June 30, 2013.

(f) Swap Agreements—Swap agreements on equity assets involve commitments to pay interest in exchange for an equity basket return. The counterparty pays out the total return of the basket of equity securities and, in return, receives a regular stream of payments, based on an agreed-upon interest rate. To the extent the total return of the equity basket underlying the transaction exceeds (or falls short of) the offsetting interest rate obligation, the Portfolios will receive a payment from (or make a payment to) the counterparty.

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Interest rate swap agreements involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a speci-

fied rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Swap agreements are valued by an independent pricing service, and the change in value, if any, is recorded as an unrealized appreciation (depreciation) on swap agreements in the Portfolios’ accompanying Statements of Assets and Liabilities.

For the period ended June 30, 2013, Emerging Markets Multi-Strategy Portfolio, Emerging Markets Debt Portfolio and Capital Allocator Opportunistic Strategies Portfolio traded in swap agreements with average notional amounts, which are indicative of the volume for the period, of $68,478,134, $85,577,444 and $12,964,955, respectively.

(g) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2012, the following Portfolios had available, for federal income tax purposes, unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio	Expiring 2016	Expiring 2017

US Equity Concentrated	$—	$1,153,346
US Strategic Equity	—	10,118,579
US Mid Cap Equity	19,858,062	40,427,588
International Equity	—	28,075,337
International Equity Select	521,216	2,653,216
International Strategic Equity	9,052,875	60,710,573
International Small Cap Equity	24,812,113	50,821,243
US Corporate Income	1,590,672	5,346,242

Semi-Annual Report  161

Portfolio		Expiring 2018

International Equity		$5,103,235
International Equity Select		1,173,332
International Small Cap Equity		4,306,477

Portfolio	Unlimited Short-Term Capital Losses	Unlimited Long-Term Capital Losses

Developing Markets Equity	$9,514,972	$16,296,553
Emerging Markets Equity Blend	4,287,044	2,717,382
Emerging Markets Multi-Strategy	—	650,151
US Corporate Income	137,783	571,210

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2012, the following Portfolios elected to defer net capital and foreign currency losses arising between November 1, 2012 and December 31, 2012 as follows:

Portfolio	Amount

Global Listed Infrastructure	$258,725
International Strategic Equity	613,605
Emerging Markets Equity	129,418,892
Emerging Markets Equity Blend	490,670
Emerging Markets Multi-Strategy	329,755
Global Fixed Income	60,441

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was signed into law. The RIC Modernization Act includes numerous provisions that generally became effective for taxable years beginning after the date of enactment. Among the new provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009-2011), or expected to be taken in the Portfolios’ 2012 tax returns.

(h) Dividends and Distributions—The Fund intends to declare dividends from net investment income daily on shares of Emerging Markets Debt, Explorer Total Return, US Short Duration Fixed Income, US Corporate Income and Global Fixed Income Portfolios and to pay such dividends monthly. Dividends from net investment income, if any, on shares of the other Portfolios will be declared and paid annually, except that Global Listed Infrastructure and US Realty Income Portfolios’ dividends from net investment income (if any), will be declared and paid quarterly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(i) Offering Costs—Cost incurred by the Fund in connection with the offering of shares of a new Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio.

(j) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Open Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(k) Expense Reductions—The Portfolios’ excess cash in demand deposit accounts, if any, may receive credits that are available to offset custody expenses. The Statements of Op-

162  Semi-Annual Report

erations report gross custody expenses, and report the amount of any credits separately as an expense reduction.

(l) Redemption Fee—Each Portfolio may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by each Portfolio and are included as paid in capital on its Statement of Assets and Liabilities. The fees are also shown on its Statement of Changes in Net Assets.

(m) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Fund, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

US Equity Concentrated	0.70%
US Strategic Equity	0.70
US Mid Cap Equity	0.75
US Small-Mid Cap Equity	0.75
Global Listed Infrastructure	0.90
International Equity	0.75
International Equity Select	0.85
Portfolio	Annual Rate

International Strategic Equity	0.75%
International Small Cap Equity	0.75
Emerging Markets Equity	1.00
Developing Markets Equity	1.00
Emerging Markets Equity Blend	1.00
Emerging Markets Multi-Strategy	1.00
Emerging Markets Debt	0.80
Explorer Total Return	1.00
US Realty Income	0.75
US Realty Equity	0.80
International Realty Equity	0.90
US Short Duration Fixed Income	0.25
US Corporate Income	0.55
Global Fixed Income	0.50
Capital Allocator Opportunistic Strategies	1.00

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Institutional Shares	Open Shares

US Equity Concentrated	0.95%	1.25%
US Strategic Equity	0.75	1.05
US Mid Cap Equity	1.05	1.35
US Small-Mid Cap Equity	1.15	1.45
Global Listed Infrastructure	1.30	1.60
International Equity	1.05	1.35
International Equity Select	1.15	1.45
International Strategic Equity	1.15	1.45
International Small Cap Equity	1.13	1.43
Emerging Markets Equity	1.30	1.60
Developing Markets Equity	1.30	1.60
Emerging Markets Equity Blend	1.30	1.60
Emerging Markets Multi-Strategy	1.30	1.60
Emerging Markets Debt	1.00	1.30
Explorer Total Return	1.30	1.60
US Realty Income	1.15	1.45
US Realty Equity	1.20	1.50
International Realty Equity	1.30	1.60
US Short Duration Fixed Income	0.40	0.70
US Corporate Income	0.55	0.85
Global Fixed Income	0.80	1.10
Capital Allocator Opportunistic Strategies	1.02	1.32

Semi-Annual Report  163

During the period ended June 30, 2013, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

US Equity Concentrated	$—	$—	$5,173	$—
US Strategic Equity	81,203	—	11,879	—
US Small-Mid Cap Equity	15,148	—	8,692	—
International Equity Select	46,623	25,917	12,434	11,569
International Small Cap Equity	6,211	—	2,069	—
Emerging Markets Multi-Strategy	—	—	5,929	—
Emerging Markets Debt	—	—	2,028	—
US Realty Equity	345	—	—	—
International Realty Equity	12,935	32,273	11,316	28,375
US Short Duration Fixed Income	20,841	57,713	5	6,174
US Corporate Income	137,639	—	7,916	—
Global Fixed Income	12,705	108,026	133	7,276
Capital Allocator Opportunistic Strategies	117,755	—	7,184	—

The Fund has entered into an administration agreement with State Street to provide certain administrative services to the Portfolios. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of the $42,500 annual fee for the following Portfolios until each respective Portfolio’s net assets reach $25 million. During the period ended June 30, 2013, State Street waived its fees as follows:

Portfolio	Amount

International Realty Equity	$9,375
US Short Duration Fixed Income	9,375
Global Fixed Income	9,375

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for six months after a new Portfolio has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $100,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chairman of $5,000. Such Directors are also reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Compensation is, generally, divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

164  Semi-Annual Report

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2013 were as follows:

Portfolio	Purchases	Sales

US Equity Concentrated	$ 162,438,623	$ 81,296,195
US Strategic Equity	40,116,244	34,312,985
US Mid Cap Equity	29,851,216	54,527,992
US Small-Mid Cap Equity	162,653,060	203,389,292
Global Listed Infrastructure	332,588,762	89,772,358
International Equity	69,930,715	31,534,621
International Equity Select	8,265,626	2,532,574
International Strategic Equity	961,994,689	289,751,981
International Small Cap Equity	16,608,963	23,466,045
Emerging Markets Equity	1,078,168,007	1,161,356,154
Developing Markets Equity	390,006,042	151,457,741
Emerging Markets Equity Blend	313,476,010	80,307,891
Emerging Markets Multi-Strategy	218,790,794	77,150,541
Emerging Markets Debt	255,806,647	156,324,631
US Realty Income	138,723,694	78,983,663
US Realty Equity	56,348,892	31,171,091
International Realty Equity	1,601,920	1,461,772
US Short Duration Fixed Income	5,162,676	11,869,353
US Corporate Income	24,089,238	28,479,669
Global Fixed Income	3,127,644	2,029,386
Capital Allocator Opportunistic Strategies	218,846,106	227,885,266

For the period ended June 30, 2013, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.00% from January 1, 2013 to June 30, 2013, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.10% per annum fee on the unused portion of the commitment, payable quarterly in arrears. For the period ended June 30, 2013, the Fund had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings Were Outstanding

US Mid Cap Equity	$1,225,000	$2,300,000	0.18%	2
US Small-Mid Cap Equity	6,544,000	7,400,000	1.17	5
International Small Cap Equity	1,418,571	6,700,000	1.18	7
Developing Markets Equity	17,366,667	17,500,000	1.16	3
Emerging Markets Debt	12,123,889	31,500,000	1.13	18
US Realty Income	1,596,667	4,800,000	1.13	9
International Realty Equity	43,333	50,000	1.18	9
US Corporate Income	3,535,714	8,700,000	1.13	14
Global Fixed Income	132,222	220,000	1.18	9
Capital Allocator Opportunistic Strategies	9,985,714	12,900,000	1.16	7

*	For days borrowings were outstanding.

As of June 30, 2013, the Fund had no borrowings under the Agreement.

7. Non-US Securities Investment Risks

Certain Portfolios invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. Non-US securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars carry the risk that such currencies will decline in value relative to the US dollar and affect the value of these investments held in the Portfolios. A Portfolio’s investments in emerging market countries are exposed to additional risks. A Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown.

Semi-Annual Report  165

Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, devel-

oped based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following tables summarize the valuation of the Portfolios’ investments by each fair value hierarchy level as of June 30, 2013:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2013

US Equity Concentrated Portfolio Common Stocks	$206,741,899	$—	$—	$206,741,899
Short-Term Investment	—	17,838,488	—	17,838,488
Total	$206,741,899	$17,838,488	$—	$224,580,387

US Strategic Equity Portfolio Common Stocks	$98,168,094	$—	$—	$98,168,094
Preferred Stock*	—	—	—	—
Short-Term Investment	—	1,278,297	—	1,278,297
Total	$98,168,094	$1,278,297	$—	$99,446,391

US Mid Cap Equity Portfolio Common Stocks	$55,758,524	$—	$—	$55,758,524
Preferred Stock*	—	—	—	—
Short-Term Investment	—	972,984	—	972,984
Total	$55,758,524	$972,984	$—	$56,731,508

US Small-Mid Cap Equity Portfolio Common Stocks	$301,736,323	$—	$—	$301,736,323
Preferred Stock*	—	—	—	—
Repurchase Agreement	—	10,991,000	—	10,991,000
Total	$301,736,323	$10,991,000	$—	$312,727,323

166  Semi-Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2013

Global Listed Infrastructure Portfolio
Assets:
Common Stocks	$391,392,489	$—	$—	$391,392,489
Short-Term Investment	—	10,602,583	—	10,602,583
Other Financial Instruments**
Forward Currency Contracts	—	5,293,703	—	5,293,703
Total	$391,392,489	$15,896,286	$—	$407,288,775

Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(144,642)	$—	$(144,642)

International Equity Portfolio
Common Stocks:
Russia	$—	$1,648,250	$—	$1,648,250
Thailand	—	1,492,376	—	1,492,376
Other	167,937,166	—	—	167,937,166
Repurchase Agreement	—	4,209,000	—	4,209,000
Total	$167,937,166	$7,349,626	$—	$175,286,792

International Equity Select Portfolio
Common Stocks:
Russia	$195,290	$321,753	$—	$517,043
Other	15,284,897	—	—	15,284,897
Short-Term Investment	—	259,643	—	259,643
Total	$15,480,187	$581,396	$—	$16,061,583

International Strategic Equity Portfolio
Common Stocks:
Russia	$—	$19,093,087	$—	$19,093,087
Other	1,905,118,216	—	—	1,905,118,216
Short-Term Investment	—	104,377,021	—	104,377,021
Total	$1,905,118,216	$123,470,108	$—	$2,028,588,324

International Small Cap Equity Portfolio
Common Stocks	$58,712,260	$—	$—	$58,712,260
Preferred Stocks	1,135,004	—	—	1,135,004
Short-Term Investment	—	1,002,836	—	1,002,836
Total	$59,847,264	$1,002,836	$—	$60,850,100

Emerging Markets Equity Portfolio
Common Stocks:
Russia	$683,414,060	$815,534,955	$—	$1,498,949,015
Thailand	155,852,904	229,250,809	—	385,103,713
Other	12,093,559,590	—	—	12,093,559,590
Preferred Stock	180,951,337	—	—	180,951,337
Short-Term Investment	—	361,652,773	—	361,652,773
Total	$13,113,777,891	$1,406,438,537	$—	$14,520,216,428

Developing Markets Equity Portfolio
Common Stocks:
Russia	$86,646,389	$15,279,157	$—	$101,925,546
Other	443,105,895	—	—	443,105,895
Preferred Stocks	18,585,325	—	—	18,585,325
Short-Term Investment	—	20,552,871	—	20,552,871
Total	$548,337,609	$35,832,028	$—	$584,169,637

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Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2013

Emerging Markets Equity Blend Portfolio
Common Stocks:
Russia	$56,395,953	$12,948,299	$—	$69,344,252
Thailand	—	7,346,440	—	7,346,440
Other	346,932,336	—	—	346,932,336
Preferred Stocks	14,805,776	—	—	14,805,776
Warrant	58,993	—	—	58,993
Short-Term Investment	—	26,047,682	—	26,047,682
Total	$418,193,058	$46,342,421	$—	$464,535,479

Emerging Markets Multi-Strategy Portfolio
Assets:
Common Stocks:
Russia	$13,927,187	$3,172,536	$—	$17,099,723
Thailand	—	1,834,457	—	1,834,457
Other	85,893,742	—	—	85,893,742
Preferred Stocks	3,608,120	—	—	3,608,120
Warrant	29,234	—	—	29,234
Corporate Bonds	—	8,658,042	—	8,658,042
Foreign Government Obligations	—	22,765,611	—	22,765,611
Quasi Government Bonds	—	2,582,848	—	2,582,848
Supranationals	—	78,390	—	78,390
US Treasury Securities	—	25,929,359	—	25,929,359
Short-Term Investment	—	13,337,858	—	13,337,858
Other Financial Instruments**
Credit Default Swap Agreement	—	1,791	—	1,791
Forward Currency Contracts	—	406,756	—	406,756
Purchased Options	—	24,666	—	24,666
Total	$103,458,283	$78,792,314	$—	$182,250,597

Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(933,232)	$—	$(933,232)
Interest Rate Swap Agreements	—	(125,574)	—	(125,574)
Total	$—	$(1,058,806)	$—	$(1,058,806)

Emerging Markets Debt Portfolio
Assets:
Corporate Bonds	$—	$24,107,987	$—	$24,107,987
Foreign Government Obligations	—	266,455,319	—	266,455,319
Quasi Government Bonds	—	26,575,545	—	26,575,545
Supranationals	—	609,700	—	609,700
Short-Term Investment	—	9,601,766	—	9,601,766
Other Financial Instruments**
Forward Currency Contracts	—	1,137,498	—	1,137,498
Purchased Options	—	183,810	—	183,810
Total	$—	$328,671,625	$—	$328,671,625

Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(2,217,307)	$—	$(2,217,307)
Interest Rate Swap Agreements	—	(496,845)	—	(496,845)
Total	$—	$(2,714,152)	$—	$(2,714,152)

168  Semi-Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2013

US Realty Income Portfolio
Common Stocks	$15,004,739	$—	$1,290	$15,006,029
Preferred Stocks	50,870,667	—	—	50,870,667
Real Estate Investment Trusts	95,813,056	—	—	95,813,056
Short-Term Investment	—	5,026,337	—	5,026,337
Total	$161,688,462	$5,026,337	$1,290	$166,716,089

US Realty Equity Portfolio
Common Stocks	$5,367,308	$—	$—	$5,367,308
Real Estate Investment Trusts	87,910,034	—	—	87,910,034
Short-Term Investment	—	1,429,269	—	1,429,269
Other Financial Instruments**
Purchased Option	124,525	—	—	124,525
Total	$93,401,867	$1,429,269	$—	$94,831,136

International Realty Equity Portfolio
Common Stocks
Thailand	$35,705	$24,353	$—	$60,058
Other	3,117,113	—	—	3,117,113
Open-End Management Investment Company	95,340	—	—	95,340
Real Estate Investment Trusts	1,619,188	—	—	1,619,188
Short-Term Investment	—	187,551	—	187,551
Total	$4,867,346	$211,904	$—	$5,079,250

US Short Duration Fixed Income Portfolio
Municipal Bonds	$—	$11,428,162	$—	$11,428,162
Short-Term Investment	—	1,061,983	—	1,061,983
Total	$—	$12,490,145	$—	$12,490,145

US Corporate Income Portfolio
Corporate Bonds	$—	$168,503,498	$—	$168,503,498
Short-Term Investment	—	414,620	—	414,620
Total	$—	$168,918,118	$—	$168,918,118

Global Fixed Income Portfolio
Assets:
Corporate Bonds	$—	$1,681,630	$—	$1,681,630
Foreign Government Obligations	—	3,115,239	—	3,115,239
Quasi Government Bonds	—	210,082	—	210,082
Supranationals	—	420,013	—	420,013
US Municipal Bonds	—	212,263	—	212,263
Short-Term Investment	—	411,593	—	411,593
Other Financial Instruments**
Forward Currency Contracts	—	95,155	—	95,155
Total	$—	$6,145,975	$—	$6,145,975

Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(22,480)	$—	$(22,480)

Capital Allocator Opportunistic Strategies Portfolio
Assets:
Exchange-Traded Funds	$163,437,248	$—	$—	$163,437,248
Closed-End Management Investment Companies	14,893,306	—	—	14,893,306
Short-Term Investment	—	27,508,526	—	27,508,526
Total	$178,330,554	$27,508,526	$—	$205,839,080

Liabilities:
Other Financial Instruments**
Total Return Swap Agreement	$—	$(138,424)	$—	$(138,424)

*	The Preferred stock was reported in the Portfolios of Investments at zero market value.
**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

Semi-Annual Report  169

Certain common stocks (See footnote (e) in the Notes to Portfolios of Investments) included in Level 2 were valued based on reference to similar securities from the same issuers which were trading on active markets. The fixed-income securities included in Level 2 were valued on the basis of prices provided by independent pricing services. The forward currency contracts included in Level 2 were valued using quotations provided by an independent pricing service. The options included in Level 2 were valued at the last sales prices at the close of business of the exchanges on which they trade. The swap agreements included in Level 2 were valued by an independent pricing service. The short-term investment included in Level 2 (a money market fund) was valued at the fund’s net asset value. The repurchase agreements included in Level 2 were valued at the principal amounts plus accrued interest.

The fair value measurement process for the Level 3 preferred stock of Better Place, Inc., a company that was working to build the infrastructure to deliver a range of services relating to the use of electric vehicles, including battery charging and swap stations, includes significant unobserv-
able inputs, including the recent bankruptcy filing of the company, which is reflected in its current valuation of zero.

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities (other than those securities described in footnote (e) in the Notes to Portfolios of Investments) in the Global Listed Infrastructure, International Equity, International Equity Select, International Strategic Equity, International Small Cap Equity, Emerging Market Equity, Developing Markets Equity, Emerging Markets Equity Blend, Emerging Markets Multi-Strategy, and International Realty Equity Portfolios were transferred from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. There were no other transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2013.

For further information regarding security characteristics see Portfolios of Investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the period ended June 30, 2013:

Description	Balance as of December 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of June 30, 2013	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2013

US Strategic Equity
Preferred Stock*	$23,582	$—	$—	$(23,582)	$—	$—	$—	$—	$—	$(23,582)

US Mid Cap Equity
Preferred Stock*	$67,990	$—	$—	$(67,990)	$—	$—	$—	$—	$—	$(67,990)

US Small-Mid Cap Equity
Preferred Stock*	$23,551	$—	$—	$(23,551)	$—	$—	$—	$—	$—	$(23,551)

US Realty Income
Common Stock	$—	$—	$45,919	$1,290	$546,191	$(592,110)	$—	$—	$1,290	$1,290

*	The Preferred stock was reported in the Portfolios of Investments at zero market value.

170  Semi-Annual Report

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts, options or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

The principal reason for a Portfolio’s writing or purchasing of covered call and put options is to realize, through the receipt of premiums and changes in market value, a greater return than would be realized on the underlying securities alone.

A Portfolio enters into swap agreements in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in the asset that yielded the desired return.

Global Listed Infrastructure Portfolio

During the period ended June 30, 2013, the notional amounts of purchases and sales of forward currency contracts were $20,845,440 and $363,473,727, respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of June 30, 2013:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$5,293,703

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$144,642

The effect of derivative instruments on its Statement of Operations for the period ended June 30, 2013 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$7,199,807

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$6,636,223

Emerging Markets Multi-Strategy Portfolio

During the period ended June 30, 2013, the notional amounts of purchases and sales of forward currency contracts were $37,463,226 and $23,908,901, respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of June 30, 2013:

Fair Value

Asset Derivatives
Credit Risk:
Gross unrealized appreciation on credit default swap agreements	$1,791

Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$406,756

Gross unrealized appreciation on purchased options	$504

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$933,232

Gross unrealized depreciation on purchased options	$21,056

Interest Rate Risk:
Gross unrealized depreciation on interest rate swap agreements	$125,574

The effect of derivative instruments on its Statement of Operations for the period ended June 30, 2013 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Credit Risk:
Net realized loss on credit default swap agreements	$(30,249)

Foreign Exchange Risk
Net realized gain on forward currency contracts	$276,502

Net realized gain on written options	$3,265

Net realized loss on purchased options	$(99,643)

Interest Rate Risk:
Net realized loss on interest rate swap agreements	$(73,480)

Semi-Annual Report  171

Amount

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Credit Risk:
Net change in unrealized appreciation on credit default swap agreements	$12,338

Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(769,706)

Net change in unrealized appreciation on written options	$21,165

Net change in unrealized depreciation on purchased options	$(36,761)

Interest Rate Risk:
Net change in unrealized depreciation on interest rate swap agreements	$(149,368)

Emerging Markets Debt Portfolio

During the period ended June 30, 2013, the notional amounts of purchases and sales of forward currency contracts were $71,506,202 and $68,956,287, respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of June 30, 2013:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$1,137,498

Gross unrealized appreciation on purchased options	$3,735

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$2,217,307

Gross unrealized depreciation on purchased options	$56,775

Interest Rate Risk:
Gross unrealized depreciation on interest rate swap agreements	$496,845

The effect of derivative instruments on its Statement of Operations for the period ended June 30, 2013 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$1,424,169

Net realized gain on written options	$23,508

Interest Rate Risk:
Net realized loss on interest rate swap agreements	$(662,070)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(1,666,032)

Net change in unrealized appreciation on written options	$232,812

Interest Rate Risk:
Net change in unrealized depreciation on interest rate swap agreements	$(632,509)

US Realty Equity Portfolio

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of June 30, 2013:

Fair Value

Asset Derivatives
Gross unrealized appreciation on purchased option	$73,763

The effect of derivative instruments on its Statement of Operations for the period ended June 30, 2013 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Equity Risk:
Net realized loss on purchased options	$(133,195)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Risk:
Net change in unrealized appreciation on purchased options	$73,763

172  Semi-Annual Report

Global Fixed Income Portfolio

During the period ended June 30, 2013, the notional amounts of purchases and sales of forward currency contracts were $ 2,189,516 and $2,710,050, respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of June 30, 2013:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$95,155

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$22,480

The effect of derivative instruments on its Statement of Operations for the period ended June 30, 2013 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized loss on forward currency contracts	$(227,938)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(191,962)

Capital Allocator Opportunistic Strategies Portfolio

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of June 30, 2013:

Fair Value

Liability Derivatives
Equity Risk:
Gross unrealized depreciation on total return swap agreement	$138,424

The effect of derivative instruments on its Statement of Operations for the period ended June 30, 2013 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Equity Risk:
Net realized gain on total return swap agreements	$628,013

Foreign Exchange Risk:
Net realized gain on forward currency contracts	$497,235

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Risk:
Net change in unrealized depreciation on total return swap agreements	$(127,103)

Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$30,006

None of the other Portfolios in the Fund traded in derivatives during the period ended June 30, 2013.

See Notes 2(d), 2(e) and 2(f) and the Portfolios of Investments for additional disclosures about derivative instruments.

11. Accounting Standards Updates

On January 31, 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update No. 2013–01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (“ASU 2013–01”). ASU 2013–01 limits the scope of balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement.

In December 2011, the FASB issued Accounting Standards Update No. 2011–11 (“ASU 2011–11”), Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. ASU 2011–11 requires disclosure of both gross and net balances for certain investments and transactions entered into under master netting agreements, better aligning US GAAP requirements with International Financial Reporting Standards.

Semi-Annual Report  173

The required information for affected Portfolios is presented in the tables below, as of June 30, 2013.

Global Listed Infrastructure Portfolio

	Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets & Liabilities	Financial Instrument	Collateral Received	Net Amount (not less than $0)

Barclays Bank PLC	$677,400	$—	$—	$677,400
Canadian Imperial Bank of Commerce	705,124	—	—	705,124
Citibank NA	623,096	—	—	623,096
Credit Suisse Group AG	267,347	—	—	267,347
HSBC Bank USA	791,045	—	—	791,045
Mellon Bank NA	438,984	—	—	438,984
Royal Bank of Canada	1,790,707	(144,642)	—	1,646,065
Total	$5,293,703	$(144,642)	$—	$5,149,061

	Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets & Liabilities	Financial Instrument	Collateral Pledged	Net Amount (not less than $0)

Royal Bank of Canada	$144,642	$(144,642)	$—	$—

Emerging Markets Multi-Strategy Portfolio

	Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets & Liabilities	Financial Instrument	Collateral Received	Net Amount (not less than $0)

BNP Paribas SA	$13,540	$(13,540)	$—	$—
Barclays Bank PLC	107,666	(107,666)	—	—
Citibank NA	86,248	(86,248)	—	—
HSBC Bank USA	17,367	(17,367)	—	—
JPMorgan Chase Bank	106,469	(106,469)	—	—
Standard Chartered Bank	59,633	(59,633)	—	—
UBS AG	42,290	(42,290)	—	—
Total	$433,213	$(433,213)	$—	$—

	Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets & Liabilities	Financial Instrument	Collateral Pledged	Net Amount (not less than $0)

BNP Paribas SA	$42,419	$(13,540)	$—	$28,879
Barclays Bank PLC	300,274	(107,666)	—	192,608
Citibank NA	104,196	(86,248)	—	17,948
HSBC Bank USA	39,043	(17,367)	—	21,676
JPMorgan Chase Bank	249,364	(106,469)	—	142,895
Royal Bank of Canada	143,153	—	—	143,153
Standard Chartered Bank	91,076	(59,633)	—	31,443
State Street Bank & Trust Co.	10,562	—	—	10,562
UBS AG	78,719	(42,290)	—	36,429
Total	$1,058,806	$(433,213)	$—	$625,593

174  Semi-Annual Report

Emerging Markets Debt Portfolio

	Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets & Liabilities	Financial Instrument	Collateral Received	Net Amount (not less than $0)

Barclays Bank PLC	$392,293	$(392,293)	$—	$—
Citibank NA	97,105	(90,564)	—	6,541
HSBC Bank USA	18,972	(18,972)	—	—
JPMorgan Chase Bank	410,190	(410,190)	—	—
Standard Chartered Bank	360,266	(360,266)	—	—
UBS AG	42,482	—	—	42,482
Total	$1,321,308	$(1,272,285)	$—	$49,023

	Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets & Liabilities	Financial Instrument	Collateral Pledged	Net Amount (not less than $0)

Barclays Bank PLC	$896,366	$(392,293)	$—	$504,073
Citibank NA	90,564	(90,564)	—	—
HSBC Bank USA	388,051	(18,972)	—	369,079
JPMorgan Chase Bank	554,231	(410,190)	—	144,041
Standard Chartered Bank	784,940	(360,266)	—	424,674
Total	$2,714,152	$(1,272,285)	$—	$1,441,867

Global Fixed Income Portfolio

	Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets & Liabilities	Financial Instrument	Collateral Received	Net Amount (not less than $0)

Canadian Imperial Bank of Commerce	$17,585	$(5,433)	$—	$12,152
Citibank NA	13,255	(13,255)	—	—
Credit Suisse Group AG	45	—	—	45
HSBC Bank USA	28,216	(3,264)	—	24,952
JPMorgan Chase Bank	16,206	—	—	16,206
Royal Bank of Canada	19,844	(236)	—	19,608
Standard Chartered Bank	4	—	—	4
Total	$95,155	$(22,188)	$—	$72,967

	Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets & Liabilities	Financial Instrument	Collateral Pledged	Net Amount (not less than $0)

Canadian Imperial Bank of Commerce	$5,433	$(5,433)	$—	$—
Citibank NA	13,307	(13,255)	—	52
HSBC Bank USA	3,264	(3,264)	—	—
Royal Bank of Canada	236	(236)	—	—
State Street Bank & Trust Co.	240	—	—	240
Total	$22,480	$(22,188)	$—	$292

Semi-Annual Report  175

Capital Allocator Opportunistic Strategies Portfolio

	Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets & Liabilities	Financial Instrument	Collateral Pledged	Net Amount (not less than $0)

Goldman Sachs Group AG	$138,424	$—	$—	$138,424

In June 2013, the FASB issued ASU No. 2013–08, Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. This ASU clarifies the characteristics of an investment company, provides comprehensive guidance to determine whether an entity is an investment company and sets certain measurement and disclosure requirements. This ASU is effective for interim and annual periods in the fiscal years that begin after December 15, 2013. The Investment Manager does not expect that the adoption of this standard will have a material impact on the financial statements.

12. Subsequent Events

Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there are no such subsequent events that require disclosure.

176  Semi-Annual Report

The Lazard Funds, Inc. Proxy Voting Results (unaudited)

A special meeting of shareholders of Lazard US Municipal Portfolio (subsequently renamed Lazard US Short Duration Fixed Income Portfolio) was held on June 14, 2013, to vote on the following proposals. The proposals received the required number of votes of shareholders and were adopted.

Proposal 1:

To approve changing the Portfolio’s investment objective.

For	Against	Abstain
863,432	0	0

Proposal 2:

To approve changing the Portfolio’s policy with respect to the investment of 80% of its assets under normal circumstances.

For	Against	Abstain
863,432	0	0

Semi-Annual Report  177

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):
Kenneth S. Davidson (68)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Balestra Capital, Ltd., an investment manager and adviser, Senior Advisor (July 2012 – present)

Aquiline Holdings LLC, an investment manager, Partner (2006 – June 2012)

Nancy A. Eckl (50)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (59 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Lester Z. Lieberman (83)	Director (October 1991)	Private Investor

Leon M. Pollack (72)	Director (August 2006)	Private Investor

Richard Reiss, Jr. (69)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present) O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (65)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Directors(4):
Charles L. Carroll (52)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (53)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director also serves as a Director for each of the Lazard Funds (comprised of, as of July 31, 2013, 29 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors (as defined below), except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C. and Lazard Alternative Strategies 1099 Fund, closed-end registered management investment companies advised by an affiliate of the Investment Manager.
(3)	“Independent Directors” are not “interested persons” (as defined in the Act) of the Fund.
(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300.

178  Semi-Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):
Nathan A. Paul (40)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (54)	Treasurer (May 2003)	Vice President of the Investment Manager

Brian D. Simon (51)	Chief Compliance Officer (January 2009) and Assistant Secretary (November 2002)	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer (since January 2009) of the Investment Manager and the Fund

Tamar Goldstein (38)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President and Counsel) of the Investment Manager

Cesar A. Trelles (38)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.
(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

Semi-Annual Report  179

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

All Portfolios except Lazard Explorer Total Return Portfolio

At a meeting of the Board held on June 4-5, 2013, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of its Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 28 active funds comprised approximately $22 billion of the approximately $155.7 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2013). The representatives of the Investment Manager noted that the

Investment Manager believes that the Fund continues to benefit significantly from the infrastructure and services provided by the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing activities on behalf of the Portfolios; and Portfolio asset flows and the growth or decline in asset levels.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $22 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information

The Directors reviewed comparative contractual and actual management fee, expense ratio and performance (through March 31, 2013) information prepared by Lipper, Inc. (“Lipper”), noting the limitations of certain Lipper comparison groups (each, a “Group”) and broader universes (each, a “Universe”). For the Global Listed Infrastructure, Emerging Markets Multi-Strategy, Emerging Markets Debt, International Realty Equity, Capital Allocator Opportunistic Strategies and Multi-Asset Targeted Volatility Portfolios, it was noted that the relevant Group and/or Universe may not provide the most appropriate comparison given the specialty nature of the Portfolios’ investment strategies. Lipper’s materials stated that Lipper’s reports are specifically designed to provide boards of directors the necessary fee, expense and investment performance information to assist in fulfilling their advisory contract renewal responsibilities under Section 15(c) of the Act.

180  Semi-Annual Report

Management Fees and Expense Ratios. The Directors discussed the actual and contractual management fees and expense ratios for each Portfolio. They noted the methodology and assumptions used by Lipper, including that management fee comparisons for the Portfolios and the rankings used therein include administrative fees (which, for the Portfolios, include a fixed dollar fee paid to the Fund’s third party administrator that is not affiliated with the Investment Manager). The Directors acknowledged that, for smaller Portfolios, the fixed dollar administrative fee may have a more significant impact on the contractual management fee.

In reviewing Lipper’s analysis, it was noted that, for at least one share class of each Portfolio, contractual management fees were at or below the median of the relevant Group, except for the International Equity Select,1 Emerging Markets Debt (highest contractual management fee in the Group for Open Shares), International Realty Equity,2 Global Fixed Income3 and Capital Allocator Opportunistic Strategies Portfolios (for which, for International Realty Equity and Global Fixed Income Portfolios, at least one share class the contractual management fee was generally near the median). For the International Equity Select, International Realty Equity, US Municipal4 and Global Fixed Income Portfolios, it was noted that the Investment Manager had waived receipt of all of its investment advisory fees for 2012. It also was noted that, for at least one share class of all Portfolios, expense ratios were at or below the medians of those of the funds in the relevant Group, except for the Global Listed Infrastructure, Emerging Markets Debt, Emerging Markets Multi-Strategy and the Realty Portfolios (for which, for Global Listed Infrastructure, Emerging Markets Debt and Emerging Markets Multi-Strategy Portfolios, at least one share class’ expense ratio was generally near the median). Global Listed Infrastructure, Emerging Markets Debt and the Realty Portfolios each had the highest expense ratio in its Group for Open Shares. The Directors noted the difference in the Emerging Markets Debt Portfolio’s strategy, which is a blend of local and hard currency investments, versus funds in its Group, and requested further information regarding each of the Realty Portfolios’ expense ratios for review at a future meeting. For certain other Portfolios, the Directors noted management’s explanations regarding the lack of comparability of funds within the Groups due to different sizes or strategies, as applicable. The Directors considered that the Investment Manager continues to voluntarily enter into fee waiver and expense reimbursement agreements for all of the Portfolios and that for certain of the Portfolios the Investment Manager was waiving management fees and/or reimbursing expenses.

The Directors also considered management fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager utilizing the same investment strategies as the Portfolios, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with such funds, “Similar Accounts”). The Directors discussed the fees paid to the Investment Manager by the Fund’s Portfolios compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the extensive differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the significant differences in services provided, to evaluate the appropriateness and reasonableness of the Portfolios’ management fees.

Performance. Lipper’s performance analyses compared each Portfolio’s investment returns to those of the funds in the relevant Group and/or Universe over measurement periods up to ten years through March 31, 2013.

For Portfolio performance, both share classes of US Equity Concentrated, US Strategic Equity, Global Listed Infrastructure, International Equity, International Equity Select, International Strategic Equity, Emerging Markets Equity, US Realty Income and US Realty Equity Portfolios were at

[1]	The Portfolio had the lowest average net assets in its Group.
[2]	In light of a proposal to change the International Realty Equity Portfolio’s strategy to a global strategy, the Portfolio was analyzed both as an international realty fund and a global realty fund. As a global realty fund, the Portfolio had the highest contractual management fee in the Group for both share classes and the highest expense ratio in the Group for both share classes and in the Universe for Open Shares. The Board requested and the Investment Manager’s representatives agreed to provide additional supplemental information for further consideration of the Portfolio’s fees and expenses as a global realty fund.
[3]	The Board noted that the Portfolio’s strategy will change to a taxable short duration strategy effective June 28, 2013.
[4]	As of June 28, 2013, the Portfolio changed its name from “Lazard US Municipal Portfolio” to “Lazard US Short Duration Fixed Income Portfolio.”

Semi-Annual Report  181

or above the median of the Group and/or Universe for most or all periods; one share class of Emerging Markets Debt Portfolio was above the Group and/or Universe medians for all periods; both share classes of US Small-Mid Cap Equity, International Small Cap Equity, Developing Markets Equity (lowest performance in Group for both share classes for one-year period, although longer-term performance was more favorable), Emerging Markets Equity Blend, Emerging Markets Multi-Strategy, International Realty Equity and Capital Allocator Opportunistic Strategies Portfolios were variously above, at and/or below the Group and Universe medians for all periods; and both share classes of US Mid Cap Equity (lowest performance in Group for Institutional Shares for most periods), US Municipal (lowest performance in Group for both share classes for all periods)3 and Global Fixed Income Portfolios (lowest performance in Group for both share classes and Universe for Open Shares for one-year period – the only period of measurement since the Portfolio commenced operations on March 30, 2012) were at or below the Group and Universe medians for all periods.

At the meeting, the Directors received and would continue to receive regular updates on the Investment Manager’s efforts in respect of underperforming Portfolios.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2012 and the Investment Manager’s cost allocation methodology to compute an estimate of each Portfolio’s expenses. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolios. The Investment Manager’s representatives stated that the broker-dealer that is treated as an affiliate of the Investment Manager did not effect trades for the Portfolios in the period under review, and the Investment Manager did not benefit from money flow (float) in connection with transactions in the Portfolios’ shares. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Portfolios’ brokerage allocation, commission payments and soft dollar commissions and benefits. The representatives of the

Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and record-keeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Open Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for each Portfolio, including the size of each Portfolio and the trend in asset growth or decline. Representatives of the Investment Manager and the Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business, waiving or reimbursing Portfolio expenses, adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting relatively low management fees from inception. It was noted that, for Portfolios with declining or stable assets or a low level of assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are

182  Semi-Annual Report

adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with an approximately $155.7 billion global asset management business.

•	The Board was generally satisfied with the overall performance of most of the Portfolios, but would continue to monitor performance of the Portfolios that was not generally above or competitive with Group or Universe medians.

•	The Board concluded that each Portfolio’s fee paid to the Investment Manager was reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Management Agreement for the Fund, on behalf of each Portfolio, was in the best interests of the Portfolio and its shareholders.

Lazard Explorer Total Return Portfolio

At a meeting of the Fund’s Board held on June 4-5, 2013, the Board considered the approval of the Management Agreement between the Fund, on behalf of the Explorer Total Return Portfolio (the “New Portfolio”), and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services provided to the Fund by the Investment Manager, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds complex of 29 active funds comprised approximately $22 billion of the approximately $155.7 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2013); the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels; and the Investment Manager’s personnel, resources, financial condition and experience. The Board received a presentation on the New Portfolio from a portfolio manager, including the strategies to be employed for the New Portfolio and the New Portfolio’s portfolio management team, including professional biographies.

The Directors considered the various services to be provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the New Portfolio was expected to benefit from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure would be greater than those typically provided to a $22 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information

The Directors reviewed comparative management fee and expense ratio information prepared by Lipper, noting the limitations of the Groups for the New Portfolio. Lipper’s materials stated that Lipper’s reports are specifically designed to provide boards of directors the necessary fee, expense and investment performance information to assist in fulfilling their advisory contract renewal responsibilities under Section 15(c) of the Act.

Management Fee and Expense Ratios. Representatives of the Investment Manager reviewed the proposed management fee and anticipated expense ratios for the New Portfolio and the comparisons provided by Lipper, which compared contractual management fees and expense ratios for the New Portfolio to its respective Groups, and the Directors noted the methodology and assumptions used by Lipper, including that the management fee comparisons and the rankings used therein include administrative fees (which are paid to the Fund’s third party administrator that is not affiliated with the Investment Manager). The proposed management fee and estimated expense ratio for the New Portfolio for both

Semi-Annual Report  183

Institutional Shares and Open Shares was the highest in each Group. Representatives of the Investment Manager stated that they believe that many of the funds included in the Groups for the New Portfolio are not directly comparable to the New Portfolio. Specifically, the Groups include emerging market local debt and hard currency debt funds which take a different approach than that to be taken by the New Portfolio. The Directors also reviewed a supplemental fee analysis of a group of comparison funds prepared by the Investment Manager showing that proposed management fee was more competitive with funds that the Investment Manager considered to be more direct comparisons for the New Portfolio. The Directors also reviewed information regarding advisory fees charged to Similar Accounts and considered the relevance of this fee information.

Performance. Since the New Portfolio had not yet commenced operations, there was no performance for the Directors to consider. The Directors were provided with composite performance information for the Investment Manager’s emerging markets debt total return strategy.

Investment Manager Profitability and Economies of Scale

Representatives of the Investment Manager referred to recent discussions regarding considerations of profitability and economies of scale in respect of the Fund’s existing Portfolios and noted that because the New Portfolio is newly formed, has not commenced operations and the eventual aggregate amount of the New Portfolio’s assets was uncertain, specific information concerning the cost of services to be provided to the New Portfolio and the expected profits to be realized by the Investment Manager, its affiliates from their relationships with the New Portfolio and economies of scale would be subject to a number of assumptions and would be speculative and not meaningful. The Investment Manager’s representatives stated that they did not expect the Investment Manager to realize any current profits on the New Portfolio initially, noting the Investment Manager’s agreement to waive its fees and/or reimburse the New Portfolio for at least one year following the New Portfolio’s commencement of operations to maintain the expense ratios reflected in the Lipper materials. The Board determined to revisit this issue no later than when it next reviewed the investment management fee in connection with renewal of the Management Agreement. The Investment Manager’s representatives noted that neither the Investment Manager nor its affiliates were expected to receive any significant in-

direct benefits from the Investment Manager acting as investment adviser to the New Portfolio. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage and soft dollar practices. The representatives of the Investment Manager stated that the Investment Manager intends to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the New Portfolio would not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the New Portfolio’s Open Shares.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the approval of the Management Agreement with respect to the New Portfolio. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

•	The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research and other services and infrastructure (as discussed above) associated with an approximately $155.7 billion global asset management business.

•	The Board was satisfied with the resources the Investment Manager was to devote to management of the New Portfolio.

•	The Board concluded that the New Portfolio’s fees to be paid to the Investment Manager were reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the New Portfolio increase. The Board determined it would seek to have the Investment Manager share any material economies of scale with the New Portfolio.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Management Agreement for the New Portfolio was in the best interests of the New Portfolio.

184  Semi-Annual Report

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The Lazard Funds, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8514

Boston, Massachusetts 02266-8514

Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Anchin, Block & Anchin LLP

1375 Broadway

New York, New York 10018

http://www.anchin.com

Legal Counsel

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, New York 10038-4982

http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York NY 10112 • www.lazardnet.com
LZDPS013

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a)     The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)     There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)       Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Lazard Funds, Inc.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	September 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	September 6, 2013

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	September 6, 2013